UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-07343

Exact name of registrant as specified in charter:	The Prudential Investment Portfolios, Inc.

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
655 Broad Street, 17th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	9/30/2015

Date of reporting period:	9/30/2015

Item 1 – Reports to Stockholders

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL BALANCED FUND

ANNUAL REPORT • SEPTEMBER 30, 2015

Objective

Income and long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), a Prudential Financial company and member SIPC. Prudential Fixed Income is a unit of Prudential Investment Management, Inc. (PIM). QMA is the primary business name for Quantitative Management Associates LLC, a wholly owned subsidiary of PIM. QMA and PIM are registered investment advisers and Prudential Financial companies. © 2015 Prudential Financial, Inc. and its related entities. Prudential Investments LLC, Prudential, the Prudential logo, Bring Your Challenges, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

November 16, 2015

Dear Shareholder:

We hope you find the annual report for the Prudential Balanced Fund informative and useful. The report covers performance for the 12-month period that ended September 30, 2015.

Since market conditions change over time, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks. We offer the expertise of Prudential Financial’s affiliated asset managers that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Balanced Fund

Prudential Balanced Fund	1

Your Fund’s Performance (Unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 9/30/15
	One Year	Five Years	Ten Years
Class A	0.17%	55.38%	68.46%
Class B	–0.49	50.07	56.98
Class C	–0.56	49.97	56.88
Class R	–0.11	53.67	64.46
Class Z	0.41	57.68	73.40
Customized Blend Index	0.66	52.57	80.20
Barclays US Aggregate Bond Index	2.94	16.47	57.34
S&P 500 Index	–0.61	86.91	92.97
Lipper Mixed-Asset Target Allocation Growth Funds Average	–2.48	44.95	63.64

Average Annual Total Returns (With Sales Charges) as of 9/30/15
	One Year	Five Years	Ten Years
Class A	–5.34%	7.99%	4.76%
Class B	–4.98	8.31	4.61
Class C	–1.46	8.44	4.61
Class R	–0.11	8.97	5.10
Class Z	0.41	9.54	5.66
Customized Blend Index	0.66	8.82	6.07
Barclays US Aggregate Bond Index	2.94	3.10	4.64
S&P 500 Index	–0.61	13.33	6.79
Lipper Mixed-Asset Target Allocation Growth Funds Average	–2.48	7.66	4.99

Average Annual Total Returns (Without Sales Charges) as of 9/30/15
	One Year	Five Years	Ten Years
Class A	0.17%	9.21%	5.35%
Class B	–0.49	8.46	4.61
Class C	–0.56	8.44	4.61
Class R	–0.11	8.97	5.10
Class Z	0.41	9.54	5.66

Source: Prudential Investments LLC and Lipper Inc.

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Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Fund’s Class A shares with a similar investment in the Customized Blend Index and the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) by portraying the initial account values at the beginning of the 10-year period for Class A shares (September 30, 2005) and the account values at the end of the current fiscal year (September 30, 2015) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class R, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Prudential Balanced Fund	3

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class B*	Class C	Class R	Class Z
Maximum initial sales charge	5.50% of the public offering price	None	None	None	None
Contingent Deferred Sales Charge (CDSC) (as a percentage of the lower of original purchase price or sale proceeds)	1% on sales of $1 million or more made within 12 months of purchase	5% (Yr.1) 4% (Yr.2) 3% (Yr.3) 2% (Yr.4) 1% (Yr.5) 1% (Yr.6) 0% (Yr.7)	1% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.30%	1%	1%	.75% (.50% currently)	None

*Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

Benchmark Definitions

Customized Blend Index

The Customized Blend Index is made up of the S&P 500 Index (50%), the Barclays US Aggregate Bond Index (40%), the Russell 2000 Index (5%), and the Morgan Stanley Capital International Europe, Australasia and Far East Net Dividend (MSCI EAFE ND) Index (5%). The Net Dividend (ND) version of the MSCI EAFE Index reflects the impact of the maximum withholding taxes on reinvested dividends. Each component of the Customized Blend Index is an unmanaged index generally considered to represent the performance of its asset class. The Customized Blend Index is intended to provide a theoretical comparison to the Fund’s performance based on the amounts allocated to each class under the Fund’s investment strategies.

Barclays US Aggregate Bond Index

The Barclays US Aggregate Bond Index is an unmanaged index of investment-grade securities issued by the US Government and its agencies and by corporations with between one and 10 years remaining to maturity on the securities. It gives a broad look at how US investment grade bonds have performed.

S&P 500 Index

The S&P 500 Index is an unmanaged index of 500 stocks of large US public companies. It gives a broad look at how US stock prices have performed.

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Lipper Mixed-Asset Target Allocation Growth Funds Average

The Lipper Mixed-Asset Target Allocation Growth Funds Average (Lipper Average) is based on the average return of all funds in the Lipper Mixed-Asset Target Allocation Growth Funds category for the periods noted. Funds in the Lipper Average are funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock:bond ratio ranges around 60%:40%.

Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Five Largest Equity Holdings expressed as a percentage of net assets as of 9/30/15
Apple, Inc., Technology Hardware, Storage & Peripherals	2.0%
Microsoft Corp., Software	1.3
Amazon.com, Inc., Internet & Catalog Retail	0.9
Google, Inc., Internet Software & Services	0.9
JPMorgan Chase & Co., Banks	0.9

Holdings reflect only long-term equity investments and are subject to change.

Five Largest Equity Industries expressed as a percentage of net assets as of 9/30/15
Banks	4.2%
Oil, Gas & Consumable Fuels	3.2
Pharmaceuticals	3.1
Software	2.7
Technology Hardware, Storage & Peripherals	2.5

Industry weightings reflect only long-term equity investments and are subject to change.

Prudential Balanced Fund	5

Strategy and Performance Overview

How did the Fund perform?

The Prudential Balanced Fund’s Class A shares returned 0.17% for the 12-month reporting period that ended September 30, 2015. The Fund’s Class A shares underperformed the 0.66% gain of the Customized Blend Index (the Index) and outperformed the –2.48% loss of the Lipper Mixed-Asset Target Allocation Growth Funds Average.

How did the US stock market perform?

The US stock market fell –0.61% during the reporting period, as measured by the S&P 500 Index.

•

During the fourth quarter of 2014, when the period began, US stocks recorded a solid gain, despite fears about worsening economic conditions in Europe and the potential of higher US interest rates after the Federal Reserve (the Fed) ended its quantitative easing bond buying program in October. Oil prices dropped through mid-December on a supply glut, resulting from slow global economic growth and the decision of the Organization of Oil Exporting Countries (OPEC) in November not to cut production.

•

US stocks advanced slightly in the first quarter of 2015, as US economic growth remained on track. Although they fell during January amid lower corporate earnings and weakness in the energy sector, US stocks bounced back to record highs during February on strong earnings reports. The US stock market was hit by more turbulence in March, pushed lower by a decline in information technology stocks, weaker corporate profits abroad because of US dollar strength, and anxiety about a possible rise in interest rates.

•

In the second quarter, US stocks eked out a gain. During April, the markets were rattled by news that US economic growth had declined in the first quarter, though the weakness was attributed to harsh weather conditions and an ongoing labor dispute in California shipping ports. Stocks rallied during May, but retreated later in the quarter on fears that Greece would default on its scheduled debt payments and possibly exit the European Union. In addition, concerns about the potential instability of China’s equity markets pressured US stocks.

•

US stocks fell during the third quarter, as market volatility increased. At first, US equities advanced on positive earnings reports and news of moderate US economic growth, although there were continued concerns about low oil and commodities prices and the fiscal issues facing Greece and the euro zone. In July, US stocks generally shrugged off a decline in the Chinese stock market. However, in August, after China surprised the markets by devaluing its currency,

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the yuan, US stocks dropped sharply amid a broad global selloff. Another key theme during the quarter was a possible interest rate hike by the Fed, which was widely expected—but did not, in fact, occur—during September.

How did international stock markets perform?

International equity markets declined –8.66% overall in US dollar terms, as measured by the MSCI Europe Australasia and Far East (MSCI-EAFE) Net Dividend Index, which tracks equity markets of economically developed nations other than the United States and Canada.

•

In the fourth quarter of 2014, international equities markets fell, with Europe the main point of concern. With no real inflation and virtually flat economic growth, Europe appeared vulnerable to deflation, a condition where prices drop rapidly and economic growth declines. Investors anticipated a more accommodative policy from the European Central Bank (ECB), possibly in a form of quantitative easing, which would be implemented early in 2015. Asian equity markets were mixed on uncertainty about the direction of China’s economic growth rate. International stocks overall were pressured by the drop in oil prices.

•

International stocks continued to decline during the first quarter of 2015. Although stock returns in Europe were mixed, the ECB’s accommodative policies boosted European equities overall, as did the low price of oil and the depreciating euro, which made exports more competitive. Japanese stocks generated a double-digit gain, as the weaker yen helped Japanese companies earn higher profits.

•

During the second quarter, international stocks posted a small gain. European stocks edged up, despite market distress caused by the deteriorating situation in Greece and anxiety about the effectiveness of the ECB’s stimulus programs. Japanese stocks continued to rally, as the yen dipped lower and made Japan’s exports more attractively priced.

•

International stocks dropped during the third quarter on China-fueled fears. China’s slowing economic growth and the surprise devaluation of the Chinese yuan drove a selloff that included most of the world’s equity markets. European stocks declined overall, though there were a few bright spots, as the Eurozone continued to struggle with economic weakness. Asian stocks fell due mainly to events in China, though Japanese stocks were marginally positive. Commodities-producing countries were hurt by a decline in oil and commodities prices.

Prudential Balanced Fund	7

Strategy and Performance Overview (continued)

How did the US investment-grade bond market perform?

The US investment-grade bond market, as represented by the Barclays US Aggregate Bond Index, appreciated 2.94% during the reporting period.

•

In the fourth quarter of 2014, the Barclays US Aggregate Bond Index returned 1.79%, with US Treasury securities slightly outperforming US investment-grade corporate bonds. Despite the conclusion in October of the Fed’s quantitative easing bond purchase program, US Treasury yields confounded many expectations, with seven-year through 30-year interest rates falling through the fourth quarter.

•

During the first quarter of 2015, the Barclays US Aggregate Bond Index returned 1.61%. US investment-grade bonds outperformed US Treasury securities, as ongoing global central bank accommodation and generally stable credit fundamentals continued to steer investors to the higher yields of US corporate debt.

•

The Barclays US Aggregate Bond Index declined –1.68% during the second quarter. US investment-grade bonds trailed US Treasury securities by a significant margin, as heavy new bond issuance offset strong credit fundamentals and solid overall earnings growth. Investors seemed anxious about the US economy, which contracted during the first quarter.

•

In the third quarter, the Barclays US Aggregate Bond Index returned 1.13%. US Treasury securities outperformed US investment-grade corporate bonds, as stresses that had been building ahead of a potential Fed rate hike drove widespread risk aversion. Some of the “risk off” moves were due to existing trends, such as the strengthening US dollar and falling commodity prices, but new issues emerged. The decision of Chinese authorities to devaluate the yuan aggravated the already-weak market environment, as investors wondered if China’s challenges would lead to a global economic slowdown and even more rapid depreciation of world currencies.

How did asset allocation decisions affect the Fund’s performance?

Quantitative Management Associates LLC (QMA) determines the Fund’s asset allocation strategy, which had a neutral impact on its performance for the reporting period.

•

For most of the reporting period, the Fund was positioned with an overweight in equities and an underweight in fixed income securities, relative to guidelines. This positioning reflected QMA’s view that the global economic recovery, though tepid, would continue.

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•

At the end of the period, the Fund was positioned close to guidelines, as QMA had reined in risk on a tactical basis due to concerns about Chinese economic growth, uncertainty around the Fed raising interest rates, and sluggish earnings growth. However, QMA believes opportunities will arise as some of these headwinds begin to dissipate.

What impact did the quantitative stock strategy have on the Fund’s performance?

The equity portion of the Fund, which is managed by QMA added value over the blended index during the reporting period.

•

QMA’s strategy focused on bottom-up stock selection based on company fundamentals, and kept sector and industry weightings close to those in the overall equity market. Therefore, good stock selection was the primary driver of performance, as opposed to favoring a particular industry or sector.

•	The equity portfolio is highly diversified, so no single company holding drives performance. QMA favors high quality companies with good valuations and improving earnings.

•

In stock selection among larger stocks, improving earnings was the key driver of performance. For small-cap stocks in the portfolio, all three measures—focusing on good relative value, choosing high quality stocks, and favoring companies with improving earnings—added to the Fund’s performance.

What impact did the bond market strategy have on the Fund’s performance?

The portion of the Fund invested in bonds, which is managed by Prudential Fixed Income, outperformed the Barclays US Aggregate Bond Index by 30 basis points during the reporting period. The outperformance was due to favorable security selection. (A basis point is 1/100th of a percent.)

•	The positive impact of issue selection was primarily derived within corporate bonds and securitized bonds.

•	Sector allocation hurt performance, with overweights in high-yield bonds and investment-grade corporate bonds the largest detractors.

Did the Fund use derivatives and how did they affect performance?

The Fund uses derivatives, such as futures contracts on major market indexes and interest rate swaps, to gain exposure to different types of investments, provide liquidity for cash flows, adjust exposure to interest rate risk, or for other purposes intended to help the Fund meet its objective. During the reporting period, exposure to derivatives did not have a material impact on Fund performance.

Prudential Balanced Fund	9

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on April 1, 2015, at the beginning of the period, and held through the six-month period ended September 30, 2015. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of

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Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Balanced Fund		Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$955.50	1.20%	$5.88
	Hypothetical	$1,000.00	$1,019.05	1.20%	$6.07

Class B	Actual	$1,000.00	$952.40	1.90%	$9.30
	Hypothetical	$1,000.00	$1,015.54	1.90%	$9.60

Class C	Actual	$1,000.00	$951.80	1.90%	$9.30
	Hypothetical	$1,000.00	$1,015.54	1.90%	$9.60

Class R	Actual	$1,000.00	$954.20	1.40%	$6.86
	Hypothetical	$1,000.00	$1,018.05	1.40%	$7.08

Class Z	Actual	$1,000.00	$956.40	0.90%	$4.41
	Hypothetical	$1,000.00	$1,020.56	0.90%	$4.56

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended September 30, 2015, and divided by the 365 days in the Fund’s fiscal year ended September 30, 2015 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

Prudential Balanced Fund	11

Fees and Expenses (continued)

The Fund’s annual expense ratios for the 12-month period ended September 30, 2015, are as follows:

Class	Gross Operating Expenses	Net Operating Expenses
A	1.25%	1.23%
B	1.95	1.93
C	1.95	1.93
R	1.70	1.43
Z	0.95	0.93

Net operating expenses shown above reflect any fee waivers and/or expense reimbursements. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

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Portfolio of Investments

as of September 30, 2015

Description	Shares	Value (Note 1)
LONG-TERM INVESTMENTS 98.4%

COMMON STOCKS 59.2%

Aerospace & Defense 1.7%
AAR Corp.	1,200	$22,764
Airbus Group NV (France)	908	53,772
BAE Systems PLC (United Kingdom)	4,867	32,992
Cobham PLC (United Kingdom)	1,771	7,666
Curtiss-Wright Corp.	1,500	93,630
Engility Holdings, Inc.	900	23,202
Finmeccanica SpA (Italy)*	603	7,551
General Dynamics Corp.	11,900	1,641,605
HEICO Corp.	1,575	76,986
Huntington Ingalls Industries, Inc.	9,500	1,017,925
Lockheed Martin Corp.	8,900	1,845,059
Meggitt PLC (United Kingdom)	1,107	7,986
Northrop Grumman Corp.	3,100	514,445
Rolls-Royce Holdings PLC (United Kingdom)	2,818	28,908
Safran SA (France)	449	33,761
Singapore Technologies Engineering Ltd. (Singapore)	2,400	5,035
Thales SA (France)	159	11,086
United Technologies Corp.	17,300	1,539,527
Vectrus, Inc.*	600	13,224
Zodiac Aerospace (France)	310	7,118

		6,984,242

Air Freight & Logistics 0.8%
Atlas Air Worldwide Holdings, Inc.*	1,500	51,840
Bollore SA (France)	1,396	6,806
Deutsche Post AG (Germany)	1,493	41,361
FedEx Corp.	7,700	1,108,646
Park-Ohio Holdings Corp.	600	17,316
Royal Mail PLC (United Kingdom)	1,039	7,219
TNT Express NV (Netherlands)	758	5,784
United Parcel Service, Inc. (Class B Stock)	18,800	1,855,372
Yamato Holdings Co. Ltd. (Japan)	600	11,488

		3,105,832

See Notes to Financial Statements.

Prudential Balanced Fund	13

Portfolio of Investments

as of September 30, 2015 continued

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Airlines 0.4%
Allegiant Travel Co.	750	$162,188
ANA Holdings, Inc. (Japan)	1,800	5,043
Cathay Pacific Airways Ltd. (Hong Kong)	2,000	3,766
Deutsche Lufthansa AG (Germany)*	366	5,095
easyJet PLC (United Kingdom)	246	6,641
International Consolidated Airlines Group SA (United Kingdom)*	1,259	11,279
Japan Airlines Co. Ltd. (Japan)	100	3,538
Qantas Airways Ltd. (Australia)*	847	2,224
Singapore Airlines Ltd. (Singapore)	800	6,022
Southwest Airlines Co.	39,900	1,517,796

		1,723,592

Auto Components 0.1%
Aisin Seiki Co. Ltd. (Japan)	250	8,388
Bridgestone Corp. (Japan)	1,000	34,606
Cie Generale des Etablissements Michelin (France)	286	26,168
Continental AG (Germany)	170	36,310
Cooper Tire & Rubber Co.	1,800	71,118
Dana Holding Corp.	6,900	109,572
Denso Corp. (Japan)	750	31,769
GKN PLC (United Kingdom)	2,552	10,366
Koito Manufacturing Co. Ltd. (Japan)	200	6,535
Modine Manufacturing Co.*	800	6,296
NGK Spark Plug Co. Ltd. (Japan)	300	6,887
NHK Spring Co. Ltd. (Japan)	300	2,909
NOK Corp. (Japan)	100	2,164
Nokian Renkaat OYJ (Finland)	171	5,536
Pirelli & C. SpA (Italy)	382	6,392
Stanley Electric Co. Ltd. (Japan)	200	3,990
Sumitomo Electric Industries Ltd. (Japan)	1,200	15,352
Sumitomo Rubber Industries Ltd. (Japan)	300	4,164
Tenneco, Inc.*	1,300	58,201
Tower International, Inc.*	1,200	28,512
Toyoda Gosei Co. Ltd. (Japan)	100	1,965
Toyota Industries Corp. (Japan)	300	14,271
Valeo SA (France)	122	16,565

		508,036

See Notes to Financial Statements.

14

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Automobiles 0.2%
Bayerische Motoren Werke AG (Germany)	511	$44,581
Daihatsu Motor Co. Ltd. (Japan)	300	3,470
Daimler AG (Germany)	1,486	108,186
Fiat Chrysler Automobiles NV (United Kingdom)*	1,348	17,521
Fuji Heavy Industries Ltd. (Japan)	900	32,386
Honda Motor Co. Ltd. (Japan)	2,500	74,617
Isuzu Motors Ltd. (Japan)	950	9,540
Mazda Motor Corp. (Japan)	860	13,589
Mitsubishi Motors Corp. (Japan)	970	7,419
Nissan Motor Co. Ltd. (Japan)	3,800	34,939
Peugeot SA (France)*	665	10,077
Renault SA (France)	294	21,213
Suzuki Motor Corp. (Japan)	600	18,450
Toyota Motor Corp. (Japan)	4,200	245,901
Volkswagen AG (Germany)(b)	54	6,363
Yamaha Motor Co. Ltd. (Japan)	400	8,047

		656,299

Banks 4.2%
Aozora Bank Ltd. (Japan)	2,100	7,283
Australia & New Zealand Banking Group Ltd. (Australia)	4,254	81,278
Banc of California, Inc.	1,300	15,951
Banca Monte dei Paschi di Siena SpA (Italy)*	3,838	6,839
BancFirst Corp.	600	37,860
Banco Bilbao Vizcaya Argentaria SA (Spain)	9,757	82,504
Banco Comercial Portugues SA (Portugal)*	56,314	2,752
Banco de Sabadell SA (Spain)	7,512	13,826
Banco Espirito Santo SA (Portugal)*	4,022	—
Banco Popolare SC (Italy)*	563	8,330
Banco Popular Espanol SA (Spain)	2,486	9,082
Banco Santander SA (Spain)	22,198	118,037
Bank Hapoalim BM (Israel)	1,878	9,450
Bank Leumi Le-Israel BM (Israel)*	2,063	7,701
Bank of America Corp.	190,000	2,960,200
Bank of East Asia Ltd. (The) (Hong Kong)	2,000	6,724
Bank of Ireland (Ireland)*	42,795	16,733
Bank of Kyoto Ltd. (The) (Japan)	500	5,085
Bank of Queensland Ltd. (Australia)	606	4,961
Bank of Yokohama Ltd. (The) (Japan)	1,900	11,548
Bankia SA (Spain)	7,167	9,302

See Notes to Financial Statements.

Prudential Balanced Fund	15

Portfolio of Investments

as of September 30, 2015 continued

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Banks (cont’d.)
Bankinter SA (Spain)	1,043	$7,684
Barclays PLC (United Kingdom)	25,585	94,684
BBCN Bancorp, Inc.	7,200	108,144
Bendigo & Adelaide Bank Ltd. (Australia)	759	5,305
Berkshire Hills Bancorp, Inc.	3,200	88,128
BNP Paribas SA (France)	1,635	96,260
BOC Hong Kong Holdings Ltd. (Hong Kong)	5,500	16,221
CaixaBank SA (Spain)	4,011	15,480
Camden National Corp.	600	24,240
Cardinal Financial Corp.	700	16,107
Central Pacific Financial Corp.	2,900	60,813
Chemical Financial Corp.	1,500	48,525
Chiba Bank Ltd. (The) (Japan)	1,200	8,521
Chugoku Bank Ltd. (The) (Japan)	300	4,452
Citigroup, Inc.	3,970	196,952
Commerzbank AG (Germany)*	1,628	17,195
Commonwealth Bank of Australia (Australia)	2,480	127,295
Community Trust Bancorp, Inc.	820	29,118
Credit Agricole SA (France)	1,596	18,374
Customers Bancorp, Inc.*	2,800	71,960
Danske Bank A/S (Denmark)	1,085	32,789
DBS Group Holdings Ltd. (Singapore)	2,642	30,157
DNB ASA (Norway)	1,488	19,365
Enterprise Financial Services Corp.	1,100	27,687
Erste Group Bank AG (Austria)*	435	12,642
Financial Institutions, Inc.	1,600	39,648
First Bancorp	1,000	17,000
First Citizens BancShares, Inc. (Class A Stock)	100	22,600
First Community Bancshares, Inc.	1,700	30,430
First Financial Corp.	700	22,645
First Interstate BancSystem, Inc. (Class A Stock)	1,700	47,328
First NBC Bank Holding Co.*	2,100	73,584
Fukuoka Financial Group, Inc. (Japan)	1,300	6,192
Great Southern Bancorp, Inc.	800	34,640
Great Western Bancorp, Inc.	4,700	119,239
Gunma Bank Ltd. (The) (Japan)	600	3,840
Hachijuni Bank Ltd. (The) (Japan)	800	5,679
Hancock Holding Co.	1,900	51,395
Hang Seng Bank Ltd. (Hong Kong)	1,200	21,646
Hanmi Financial Corp.	2,400	60,480

See Notes to Financial Statements.

16

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Banks (cont’d.)
Hilltop Holdings, Inc.*	6,300	$124,803
Hiroshima Bank Ltd. (The) (Japan)	800	4,623
Hokuhoku Financial Group, Inc. (Japan)	1,900	4,350
Horizon Bancorp	750	17,813
HSBC Holdings PLC (United Kingdom)	30,192	227,759
ING Groep NV-CVA (Netherlands)	5,954	84,161
International Bancshares Corp.	1,700	42,551
Intesa Sanpaolo SpA (Italy)	19,562	69,107
Intesa Sanpaolo SpA-RSP (Italy)	1,491	4,805
Investors Bancorp, Inc.	4,300	53,062
Iyo Bank Ltd. (The) (Japan)	400	4,598
Joyo Bank Ltd. (The) (Japan)	1,200	6,322
JPMorgan Chase & Co.	56,830	3,464,925
KBC Groep NV (Belgium)	386	24,412
Lloyds Banking Group PLC (United Kingdom)	88,111	100,311
MainSource Financial Group, Inc.	2,700	54,972
MidWestOne Financial Group, Inc.	400	11,704
Mitsubishi UFJ Financial Group, Inc. (Japan)	19,700	119,032
Mizrahi Tefahot Bank Ltd. (Israel)	203	2,400
Mizuho Financial Group, Inc. (Japan)	35,760	66,893
National Australia Bank Ltd. (Australia)	4,020	85,075
National Penn Bancshares, Inc.	700	8,225
Natixis SA (France)	1,500	8,305
Nordea Bank AB (Sweden)	4,687	52,291
Oversea-Chinese Banking Corp. Ltd. (Singapore)	4,727	29,271
Pacific Premier Bancorp, Inc.*	1,100	22,352
PNC Financial Services Group, Inc. (The)	17,300	1,543,160
Preferred Bank	800	25,280
Prosperity Bancshares, Inc.	2,000	98,220
Raiffeisen Bank International AG (Austria)*	186	2,445
Regions Financial Corp.	129,200	1,164,092
Resona Holdings, Inc. (Japan)	3,500	17,833
Royal Bank of Scotland Group PLC (United Kingdom)*	4,983	23,774
Seven Bank Ltd. (Japan)	1,200	5,194
Shinsei Bank Ltd. (Japan)	3,200	6,578
Shizuoka Bank Ltd. (The) (Japan)	900	9,032
Skandinaviska Enskilda Banken AB (Sweden) (Class A Stock)	2,451	26,214
Societe Generale SA (France)	1,118	49,965
Standard Chartered PLC (United Kingdom)	3,815	37,024
Sumitomo Mitsui Financial Group, Inc. (Japan)	1,967	74,589

See Notes to Financial Statements.

Prudential Balanced Fund	17

Portfolio of Investments

as of September 30, 2015 continued

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Banks (cont’d.)
Sumitomo Mitsui Trust Holdings, Inc. (Japan)	5,080	$18,618
SunTrust Banks, Inc.	32,400	1,238,976
Suruga Bank Ltd. (Japan)	300	5,582
Svenska Handelsbanken AB (Sweden) (Class A Stock)	2,302	33,022
Swedbank AB (Sweden) (Class A Stock)	1,390	30,747
UniCredit SpA (Italy)	7,496	46,732
Unione di Banche Italiane SCpA (Italy)	1,374	9,749
United Overseas Bank Ltd. (Singapore)	1,952	25,488
Univest Corp. of Pennsylvania	1,000	19,220
US Bancorp	4,100	168,141
Wells Fargo & Co.	40,641	2,086,915
West Bancorporation, Inc.	800	15,000
Westpac Banking Corp. (Australia)	4,942	103,816
Wilshire Bancorp, Inc.	8,400	88,284
Yamaguchi Financial Group, Inc. (Japan)	400	4,903

		16,822,605

Beverages 1.5%
Anheuser-Busch InBev NV (Belgium)	1,241	131,988
Asahi Group Holdings Ltd. (Japan)	650	21,088
Carlsberg A/S (Denmark) (Class B Stock)	165	12,679
Coca-Cola Amatil Ltd. (Australia)	909	5,762
Coca-Cola Co. (The)	61,700	2,475,404
Coca-Cola HBC AG (Switzerland)	308	6,520
Diageo PLC (United Kingdom)	3,879	104,216
Dr. Pepper Snapple Group, Inc.	3,000	237,150
Heineken Holding NV (Netherlands)	162	11,550
Heineken NV (Netherlands)	352	28,501
Kirin Holdings Co. Ltd. (Japan)	1,300	17,052
National Beverage Corp.*	1,400	43,022
PepsiCo, Inc.	29,200	2,753,560
Pernod-Ricard SA (France)	328	33,118
Remy Cointreau SA (France)	40	2,629
SABMiller PLC (United Kingdom)	1,494	84,602
Treasury Wine Estates Ltd. (Australia)	1,004	4,652

		5,973,493

See Notes to Financial Statements.

18

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Biotechnology 2.3%
Actelion Ltd. (Switzerland)	159	$20,208
Amgen, Inc.	13,500	1,867,320
Anacor Pharmaceuticals, Inc.*	1,010	118,887
Ardelyx, Inc.*	1,200	20,736
Biogen, Inc.*	4,400	1,283,964
BioSpecifics Technologies Corp.*	1,400	60,956
Celgene Corp.*	17,900	1,936,243
CSL Ltd. (Australia)	733	46,130
Cytokinetics, Inc.*	5,000	33,450
Dyax Corp.*(b)	6,100	116,449
Emergent BioSolutions, Inc.*	3,700	105,413
Five Prime Therapeutics, Inc.*	2,100	32,319
Genomic Health, Inc.*	1,400	29,624
Gilead Sciences, Inc.	21,300	2,091,447
Grifols SA (Spain)	239	9,882
Halozyme Therapeutics, Inc.*	7,600	102,068
ImmunoGen, Inc.*	6,700	64,320
Infinity Pharmaceuticals, Inc.*(b)	3,700	31,265
Novavax, Inc.*	5,500	38,885
Portola Pharmaceuticals, Inc.*	1,200	51,144
Prothena Corp. PLC*	2,700	122,418
Regeneron Pharmaceuticals, Inc.*	2,300	1,069,822
Repligen Corp.*	2,900	80,765
Threshold Pharmaceuticals, Inc.*	2,800	11,396

		9,345,111

Building Products 0.4%
American Woodmark Corp.*	1,200	77,844
Asahi Glass Co. Ltd. (Japan)	1,600	9,349
Assa Abloy AB (Sweden) (Class B Stock)	1,533	27,496
Cie de Saint-Gobain (France)	744	32,290
Continental Building Products, Inc.*	3,500	71,890
Daikin Industries Ltd. (Japan)	350	19,630
Geberit AG (Switzerland)	58	17,743
LIXIL Group Corp. (Japan)	400	8,141
Masco Corp.	44,200	1,112,956
Patrick Industries, Inc.*	1,800	71,082
TOTO Ltd. (Japan)	250	7,791
Universal Forest Products, Inc.	1,700	98,056

		1,554,268

See Notes to Financial Statements.

Prudential Balanced Fund	19

Portfolio of Investments

as of September 30, 2015 continued

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Capital Markets 1.4%
3i Group PLC (United Kingdom)	1,388	$9,805
Aberdeen Asset Management PLC (United Kingdom)	1,320	5,929
Bank of New York Mellon Corp. (The)	38,800	1,519,020
BGC Partners, Inc. (Class A Stock)	10,700	87,954
Credit Suisse Group AG (Switzerland)	2,410	57,929
Daiwa Securities Group, Inc. (Japan)	2,600	16,823
Deutsche Bank AG (Germany)	2,128	57,429
Franklin Resources, Inc.	12,800	476,928
GAMCO Investors, Inc. (Class A Stock)	800	43,920
Goldman Sachs Group, Inc. (The)	10,015	1,740,207
Hargreaves Lansdown PLC (United Kingdom)	369	6,748
ICAP PLC (United Kingdom)	890	6,164
INTL FCStone, Inc.*	1,700	41,973
Investec PLC (South Africa)	878	6,723
Investment Technology Group, Inc.	2,900	38,686
Julius Baer Group Ltd. (Switzerland)	348	15,803
Macquarie Group Ltd. (Australia)	447	24,225
Mediobanca SpA (Italy)	824	8,107
Morgan Stanley	34,600	1,089,900
Nomura Holdings, Inc. (Japan)	5,800	33,665
Oppenheimer Holdings, Inc. (Class A Stock)	600	12,006
Partners Group Holding AG (Switzerland)	25	8,474
Piper Jaffray Cos.*	2,600	94,042
Platinum Asset Management Ltd. (Australia)	372	1,777
SBI Holdings, Inc. (Japan)	340	3,842
Schroders PLC (United Kingdom)	199	8,456
UBS Group AG (Switzerland)	5,635	104,181
Westwood Holdings Group, Inc.	600	32,610

		5,553,326

Chemicals 1.1%
Air Liquide SA (France)	532	63,070
Air Water, Inc. (Japan)	300	4,506
Akzo Nobel NV (Netherlands)	370	24,065
Arkema SA (France)	96	6,223
Asahi Kasei Corp. (Japan)	2,100	14,808
BASF SE (Germany)	1,417	108,378
Cabot Corp.	18,700	590,172
Croda International PLC (United Kingdom)	210	8,617
Daicel Corp. (Japan)	500	6,138

See Notes to Financial Statements.

20

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Chemicals (cont’d.)
EMS-Chemie Holding AG (Switzerland)	13	$5,348
Evonik Industries AG (Germany)	216	7,232
FutureFuel Corp.	2,800	27,664
Givaudan SA (Switzerland)	14	22,780
Hitachi Chemical Co. Ltd. (Japan)	200	2,759
Incitec Pivot Ltd. (Australia)	2,745	7,566
Israel Chemicals Ltd. (Israel)	712	3,664
Israel Corp. Ltd. (The) (Israel)	4	959
Johnson Matthey PLC (United Kingdom)	319	11,827
JSR Corp. (Japan)	300	4,324
K+S AG (Germany)	294	9,865
Kaneka Corp. (Japan)	500	3,682
Kansai Paint Co. Ltd. (Japan)	400	5,440
Koninklijke DSM NV (Netherlands)	275	12,692
Koppers Holdings, Inc.	1,100	22,187
Kuraray Co. Ltd. (Japan)	600	7,478
LANXESS AG (Germany)	142	6,649
Linde AG (Germany)	287	46,616
LyondellBasell Industries NV (Netherlands) (Class A Stock)	19,100	1,592,176
Minerals Technologies, Inc.	2,100	101,136
Mitsubishi Chemical Holdings Corp. (Japan)	1,900	9,921
Mitsubishi Gas Chemical Co., Inc. (Japan)	600	2,770
Mitsui Chemicals, Inc. (Japan)	1,300	4,166
Mosaic Co. (The)	27,700	861,747
Nitto Denko Corp. (Japan)	300	17,968
Novozymes A/S (Denmark)	369	16,104
OCI NV (Netherlands)*	131	3,360
Orica Ltd. (Australia)(b)	573	6,082
Shin-Etsu Chemical Co. Ltd. (Japan)	600	30,770
Sika AG (Switzerland)	3	9,254
Solvay SA (Belgium)	92	9,402
Stepan Co.	1,440	59,918
Sumitomo Chemical Co. Ltd. (Japan)	2,300	11,631
Symrise AG (Germany)	191	11,508
Syngenta AG (Switzerland)	143	45,819
Taiyo Nippon Sanso Corp. (Japan)	300	2,850
Teijin Ltd. (Japan)	1,500	4,556
Toray Industries, Inc. (Japan)	2,400	20,749
Trecora Resources*	1,800	22,356
Tredegar Corp.	1,600	20,928

See Notes to Financial Statements.

Prudential Balanced Fund	21

Portfolio of Investments

as of September 30, 2015 continued

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Chemicals (cont’d.)
Trinseo SA*(b)	2,700	$68,175
Umicore SA (Belgium)	139	5,361
Westlake Chemical Corp.	7,000	363,230
Yara International ASA (Norway)	282	11,250

		4,347,896

Commercial Services & Supplies 0.1%
Aggreko PLC (United Kingdom)	398	5,738
Babcock International Group PLC (United Kingdom)	389	5,381
Brambles Ltd. (Australia)	2,417	16,604
Brink’s Co. (The)	1,500	40,515
Dai Nippon Printing Co. Ltd. (Japan)	900	8,696
Deluxe Corp.	2,600	144,924
Edenred (France)	325	5,322
Ennis, Inc.	1,200	20,832
G4S PLC (United Kingdom)	2,414	8,439
ISS A/S (Denmark)	228	7,573
Kimball International, Inc. (Class B Stock)	700	6,622
Quad/Graphics, Inc.	1,500	18,150
Secom Co. Ltd. (Japan)	300	18,042
Securitas AB (Sweden) (Class B Stock)	486	5,944
Societe BIC SA (France)	45	6,993
Steelcase, Inc. (Class A Stock)	1,700	31,297
Toppan Printing Co. Ltd. (Japan)	900	7,250
UniFirst Corp.	1,000	106,810
West Corp.	4,800	107,520

		572,652

Communications Equipment 1.0%
Alcatel-Lucent (France)*	4,290	15,829
Alliance Fiber Optic Products, Inc.	3,700	63,233
Calix, Inc.*	1,300	10,127
Cisco Systems, Inc.	98,966	2,597,857
F5 Networks, Inc.*	1,500	173,700
Ixia*	7,400	107,226
Juniper Networks, Inc.	30,700	789,297
Nokia OYJ (Finland)	5,779	39,516
Polycom, Inc.*	10,800	113,184
Telefonaktiebolaget LM Ericsson (Sweden) (Class B Stock)	4,696	46,066

		3,956,035

See Notes to Financial Statements.

22

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Construction & Engineering 0.1%
ACS Actividades de Construccion y Servicios SA (Spain)	275	$7,912
Aegion Corp.*	3,300	54,384
Argan, Inc.	2,100	72,828
Boskalis Westminster NV (Netherlands)	134	5,866
Bouygues SA (France)	310	11,002
CIMIC Group Ltd. (Australia)	169	2,808
EMCOR Group, Inc.	2,900	128,325
Ferrovial SA (Spain)	686	16,409
JGC Corp. (Japan)	300	3,980
Kajima Corp. (Japan)	1,300	6,899
KBR, Inc.	8,700	144,942
MYR Group, Inc.*	1,400	36,680
Obayashi Corp. (Japan)	1,000	8,532
Shimizu Corp. (Japan)	1,000	8,586
Skanska AB (Sweden) (Class B Stock)	628	12,329
Taisei Corp. (Japan)	1,700	11,082
Vinci SA (France)	728	46,293

		578,857

Construction Materials 0.1%
Boral Ltd. (Australia)	1,235	4,593
CRH PLC (Ireland)	1,258	33,209
Fletcher Building Ltd. (New Zealand)	1,093	4,766
Headwaters, Inc.*	7,400	139,120
HeidelbergCement AG (Germany)	219	15,039
Holcim Ltd. (Switzerland)	672	35,226
Imerys SA (France)	53	3,405
James Hardie Industries PLC (Ireland)	667	8,051
Taiheiyo Cement Corp. (Japan)	2,000	5,993
United States Lime & Minerals, Inc.	500	22,825

		272,227

Consumer Finance 0.3%
Acom Co. Ltd. (Japan)*	1,000	5,117
AEON Financial Service Co. Ltd. (Japan)	200	3,957
Credit Saison Co. Ltd. (Japan)	300	5,450
Enova International, Inc.*	2,500	25,550
Navient Corp.	90,600	1,018,344
Nelnet, Inc. (Class A Stock)	2,800	96,908
Regional Management Corp.*	1,300	20,150

		1,175,476

See Notes to Financial Statements.

Prudential Balanced Fund	23

Portfolio of Investments

as of September 30, 2015 continued

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Containers & Packaging 0.1%
Amcor Ltd. (Australia)	1,862	$17,317
Packaging Corp. of America	4,000	240,640
Rexam PLC (United Kingdom)	1,129	8,964
Toyo Seikan Group Holdings Ltd. (Japan)	300	4,775

		271,696

Distributors 0.2%
Genuine Parts Co.	10,300	853,767
Jardine Cycle & Carriage Ltd. (Singapore)	200	3,800

		857,567

Diversified Consumer Services
American Public Education, Inc.*	1,300	30,485
Benesse Holdings, Inc. (Japan)	150	4,010
Grand Canyon Education, Inc.*(b)	600	22,794
Strayer Education, Inc.*	1,000	54,970

		112,259

Diversified Financial Services 0.7%
ASX Ltd. (Australia)	301	8,036
Berkshire Hathaway, Inc. (Class B Stock)*	6,100	795,440
CBOE Holdings, Inc.	4,500	301,860
CME Group, Inc.	5,200	482,248
Deutsche Boerse AG (Germany)	292	25,183
Eurazeo SA (France)	63	4,196
EXOR SpA (Italy)	155	6,757
First Pacific Co. Ltd. (Hong Kong)	4,000	2,444
Gain Capital Holdings, Inc.	3,300	24,024
Groupe Bruxelles Lambert SA (Belgium)	116	8,754
Hong Kong Exchanges & Clearing Ltd. (Hong Kong)	1,700	39,000
Industrivarden AB (Sweden) (Class C Stock)	236	4,145
Investment AB Kinnevik (Sweden)	366	10,462
Investor AB (Sweden) (Class B Stock)	694	23,846
London Stock Exchange Group PLC (United Kingdom)	466	17,081
Marlin Business Services Corp.	800	12,312
McGraw-Hill Financial, Inc.	11,100	960,150
Mitsubishi UFJ Lease & Finance Co. Ltd. (Japan)	900	3,965
NASDAQ OMX Group, Inc. (The)	3,400	181,322
ORIX Corp. (Japan)	2,120	27,347
Pargesa Holding SA (Switzerland)	58	3,404

See Notes to Financial Statements.

24

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Diversified Financial Services (cont’d.)
Singapore Exchange Ltd. (Singapore)	1,300	$6,431
Wendel SA (France)	40	4,690

		2,953,097

Diversified Telecommunication Services 1.8%
AT&T, Inc.	99,674	3,247,379
Atlantic Tele-Network, Inc.	200	14,786
Belgacom SA (Belgium)	236	8,164
Bezeq the Israeli Telecommunication Corp. Ltd. (Israel)	2,949	5,644
BT Group PLC (United Kingdom) (Class A Stock)	12,866	81,886
Cincinnati Bell, Inc.*	2,400	7,488
Deutsche Telekom AG (Germany)	4,899	87,210
Elisa OYJ (Finland)	215	7,273
HKT Trust and HKT Ltd. (Hong Kong)	4,720	5,609
IDT Corp. (Class B Stock)	2,200	31,460
Iliad SA (France)	41	8,294
Inmarsat PLC (United Kingdom)	627	9,327
Inteliquent, Inc.	4,900	109,417
Intelsat SA*(b)	4,800	30,864
Koninklijke KPN NV (Netherlands)	4,942	18,535
Nippon Telegraph & Telephone Corp. (Japan)	1,200	42,268
Orange SA (France)	3,061	46,403
PCCW Ltd. (Hong Kong)	6,200	3,191
Premiere Global Services, Inc.*	4,600	63,204
Singapore Telecommunications Ltd. (Singapore)	12,300	31,133
Spark New Zealand Ltd. (New Zealand)	2,946	5,630
Swisscom AG (Switzerland)	40	19,963
TDC A/S (Denmark)	1,280	6,601
Telecom Italia SpA (Italy)*	15,591	19,213
Telecom Italia SpA-RSP (Italy)	9,349	9,588
Telefonica Deutschland Holding AG (Germany)	869	5,314
Telefonica SA (Spain)	6,882	83,493
Telenor ASA (Norway)	1,158	21,639
TeliaSonera AB (Sweden)	3,928	21,202
Telstra Corp. Ltd. (Australia)	6,784	26,822
TPG Telecom Ltd. (Australia)	444	3,403
Verizon Communications, Inc.	71,550	3,113,141

		7,195,544

See Notes to Financial Statements.

Prudential Balanced Fund	25

Portfolio of Investments

as of September 30, 2015 continued

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Electric Utilities 1.1%
ALLETE, Inc.	300	$15,147
AusNet Services (Australia)	2,589	2,489
Cheung Kong Infrastructure Holdings Ltd. (Hong Kong)	1,000	8,963
Chubu Electric Power Co., Inc. (Japan)	1,000	14,744
Chugoku Electric Power Co., Inc. (The) (Japan)	500	6,892
CLP Holdings Ltd. (Hong Kong)	2,800	23,937
Contact Energy Ltd. (New Zealand)	1,133	3,595
EDP - Energias de Portugal SA (Portugal)	3,574	13,094
Electricite de France SA (France)	388	6,851
Endesa SA (Spain)	508	10,713
Enel SpA (Italy)	10,842	48,377
Entergy Corp.	5,200	338,520
Exelon Corp.	44,300	1,315,710
FirstEnergy Corp.	37,200	1,164,732
Fortum OYJ (Finland)	685	10,135
Hokuriku Electric Power Co. (Japan)	300	4,035
Iberdrola SA (Spain)	8,547	56,951
IDACORP., Inc.	1,500	97,065
Kansai Electric Power Co., Inc. (The) (Japan)*	1,100	12,229
Kyushu Electric Power Co., Inc. (Japan)*	700	7,637
Mighty River Power Ltd. (New Zealand)	1,083	1,745
Portland General Electric Co.	1,500	55,455
Power Assets Holdings Ltd. (Hong Kong)	2,000	18,926
PPL Corp.	38,800	1,276,132
Red Electrica Corp. SA (Spain)	167	13,867
Shikoku Electric Power Co., Inc. (Japan)	300	4,892
SSE PLC (United Kingdom)	1,586	35,896
Terna Rete Elettrica Nazionale SpA (Italy)	2,191	10,649
Tohoku Electric Power Co., Inc. (Japan)	700	9,486
Tokyo Electric Power Co., Inc. (Japan)*	2,300	15,363

		4,604,227

Electrical Equipment 0.1%
ABB Ltd. (Switzerland)	3,393	60,034
Alstom SA (France)*(b)	312	9,651
AZZ, Inc.	1,800	87,642
Babcock & Wilcox Enterprises, Inc.*	4,450	74,760
Fuji Electric Co. Ltd. (Japan)	1,000	3,627
Legrand SA (France)	409	21,760
Mabuchi Motor Co. Ltd. (Japan)	100	4,342

See Notes to Financial Statements.

26

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Electrical Equipment (cont’d.)
Mitsubishi Electric Corp. (Japan)	3,000	$27,482
Nidec Corp. (Japan)	350	24,068
OSRAM Licht AG (Germany)	147	7,616
Prysmian SpA (Italy)	317	6,552
Schneider Electric SE (France)	854	47,823
Vestas Wind Systems A/S (Denmark)	346	17,988

		393,345

Electronic Equipment, Instruments & Components 0.4%
CDW Corp.	13,800	563,868
Citizen Holdings Co. Ltd. (Japan)	400	2,765
Hamamatsu Photonics KK (Japan)	200	4,526
Hexagon AB (Sweden) (Class B Stock)	394	12,037
Hirose Electric Co. Ltd. (Japan)	52	5,661
Hitachi High-Technologies Corp. (Japan)	100	2,165
Hitachi Ltd. (Japan)	7,500	37,845
Ibiden Co. Ltd. (Japan)	200	2,618
Ingenico (France)	84	10,150
Insight Enterprises, Inc.*	500	12,925
Jabil Circuit, Inc.	8,500	190,145
Keyence Corp. (Japan)	66	29,474
Kyocera Corp. (Japan)	500	22,900
Methode Electronics, Inc.	4,300	137,170
Murata Manufacturing Co. Ltd. (Japan)	350	45,211
Nippon Electric Glass Co. Ltd. (Japan)	600	2,898
Omron Corp. (Japan)	300	9,031
PC Connection, Inc.	1,400	29,022
Sanmina Corp.*	6,200	132,494
ScanSource, Inc.*	500	17,730
Shimadzu Corp. (Japan)	400	5,775
TDK Corp. (Japan)	200	11,312
Tech Data Corp.*	2,100	143,850
Yaskawa Electric Corp. (Japan)	400	4,082
Yokogawa Electric Corp. (Japan)	400	4,187

		1,439,841

Energy Equipment & Services 0.3%
Amec Foster Wheeler PLC (United Kingdom)	604	6,561
Ensco PLC (Class A Stock)	67,400	948,992
Helix Energy Solutions Group, Inc.*	9,500	45,505

See Notes to Financial Statements.

Prudential Balanced Fund	27

Portfolio of Investments

as of September 30, 2015 continued

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Energy Equipment & Services (cont’d.)
Matrix Service Co.*	3,100	$69,657
Parker Drilling Co.*	4,400	11,572
Petrofac Ltd. (United Kingdom)	402	4,682
Saipem SpA (Italy)*	411	3,296
Seadrill Ltd. (Norway)*	581	3,393
Subsea 7 SA (United Kingdom)*	438	3,297
Technip SA (France)	147	6,957
Tenaris SA (Luxembourg)	729	8,764
Transocean Ltd.(b)	563	7,262
WorleyParsons Ltd. (Australia)	321	1,344

		1,121,282

Food & Staples Retailing 1.1%
Aeon Co. Ltd. (Japan) (Class A Stock)	1,100	17,065
Carrefour SA (France)	851	25,221
Casino Guichard Perrachon SA (France)	82	4,367
Colruyt SA (Belgium)*	109	5,254
Delhaize Group SA (Belgium)	165	14,626
Distribuidora Internacional de Alimentacion SA (Spain)	949	5,745
FamilyMart Co. Ltd. (Japan)	100	4,559
Fresh Market, Inc. (The)*(b)	3,600	81,324
ICA Gruppen AB (Sweden)(b)	120	4,063
Ingles Markets, Inc. (Class A Stock)	1,300	62,179
J Sainsbury PLC (United Kingdom)	1,816	7,182
Jeronimo Martins SGPS SA (Portugal)	402	5,426
Koninklijke Ahold NV (Netherlands)	1,376	26,843
Kroger Co. (The)	51,300	1,850,391
Lawson, Inc. (Japan)	100	7,378
METRO AG (Germany)	252	6,972
Seven & i Holdings Co. Ltd. (Japan)	1,150	52,478
SUPERVALU, Inc.*	5,300	38,054
Tesco PLC (United Kingdom)	12,535	34,817
Village Super Market, Inc. (Class A Stock)	900	21,249
Wal-Mart Stores, Inc.	33,400	2,165,656
Weis Markets, Inc.	400	16,700
Wesfarmers Ltd. (Australia)	1,782	49,260
WM Morrison Supermarkets PLC (United Kingdom)	3,031	7,627
Woolworths Ltd. (Australia)	1,949	34,163

		4,548,599

See Notes to Financial Statements.

28

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Food Products 0.9%
Ajinomoto Co., Inc. (Japan)	900	$18,979
Archer-Daniels-Midland Co.	30,600	1,268,370
Aryzta AG (Switzerland)	144	6,103
Associated British Foods PLC (United Kingdom)	539	27,278
Barry Callebaut AG (Switzerland)	4	4,356
Bunge Ltd.	13,500	989,550
Cal-Maine Foods, Inc.(b)	2,160	117,958
Chocoladefabriken Lindt & Spruengli AG (Switzerland)	1	5,863
Danone SA (France)	914	57,695
Golden Agri-Resources Ltd. (Singapore)	11,000	2,557
Ingredion, Inc.	4,300	375,433
Kerry Group PLC (Ireland) (Class A Stock)	244	18,356
Kikkoman Corp. (Japan)	200	5,509
Lancaster Colony Corp.	1,500	146,220
MEIJI Holdings Co. Ltd. (Japan)	200	14,666
Nestle SA (Switzerland)	4,982	374,675
NH Foods Ltd. (Japan)	300	6,122
Nisshin Seifun Group, Inc. (Japan)	105	1,527
Nissin Foods Holdings Co. Ltd. (Japan)	100	4,600
Orkla ASA (Norway)	1,268	9,377
Seaboard Corp.*	12	36,948
Tate & Lyle PLC (United Kingdom)	724	6,451
Toyo Suisan Kaisha Ltd. (Japan)	100	3,791
WH Group Ltd. (Hong Kong), 144A*	9,000	4,479
Wilmar International Ltd. (Singapore)	3,000	5,428
Yakult Honsha Co. Ltd. (Japan)	150	7,472
Yamazaki Baking Co. Ltd. (Japan)	200	3,082

		3,522,845

Gas Utilities 0.2%
APA Group (Australia)	1,581	9,542
Chesapeake Utilities Corp.	600	31,848
Enagas SA (Spain)	330	9,463
Gas Natural SDG SA (Spain)	545	10,634
Hong Kong & China Gas Co. Ltd. (Hong Kong)	10,719	20,100
New Jersey Resources Corp.	4,400	132,132
Osaka Gas Co. Ltd. (Japan)	3,100	11,753
Snam SpA (Italy)	3,373	17,324
Toho Gas Co. Ltd. (Japan)	600	3,538
Tokyo Gas Co. Ltd. (Japan)	3,700	17,898

See Notes to Financial Statements.

Prudential Balanced Fund	29

Portfolio of Investments

as of September 30, 2015 continued

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Gas Utilities (cont’d.)
UGI Corp.	12,300	$428,286
WGL Holdings, Inc.	400	23,068

		715,586

Health Care Equipment & Supplies 1.3%
Abbott Laboratories	40,000	1,608,800
ABIOMED, Inc.*	1,960	181,810
Atrion Corp.	190	71,243
C.R. Bard, Inc.	5,500	1,024,705
Cochlear Ltd. (Australia)	88	5,178
Coloplast A/S (Denmark) (Class B Stock)	173	12,266
Cyberonics, Inc.*	1,800	109,404
DENTSPLY International, Inc.	2,700	136,539
Edwards Lifesciences Corp.*	4,500	639,765
Essilor International SA (France)	315	38,483
Getinge AB (Sweden) (Class B Stock)	311	6,942
Globus Medical, Inc. (Class A Stock)*(b)	3,000	61,980
Greatbatch, Inc.*	500	28,210
Hoya Corp. (Japan)	700	22,926
Invacare Corp.	2,000	28,940
Masimo Corp.*	3,000	115,680
Medtronic PLC	4,100	274,454
Natus Medical, Inc.*	2,100	82,845
Olympus Corp. (Japan)	400	12,479
Smith & Nephew PLC (United Kingdom)	1,348	23,551
Sonova Holding AG (Switzerland)	84	10,817
STERIS Corp.	1,500	97,455
Stryker Corp.	5,400	508,140
SurModics, Inc.*	900	19,656
Sysmex Corp. (Japan)	200	10,562
Terumo Corp. (Japan)	500	14,151
Vascular Solutions, Inc.*	1,700	55,097
William Demant Holding A/S (Denmark)*	41	3,406

		5,205,484

Health Care Providers & Services 1.8%
Aetna, Inc.	16,700	1,827,147
Alfresa Holdings Corp. (Japan)	300	5,123
Anthem, Inc.	6,500	910,000
Chemed Corp.	190	25,359

See Notes to Financial Statements.

30

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Health Care Providers & Services (cont’d.)
Cigna Corp.	3,000	$405,060
CorVel Corp.*	400	12,920
Ensign Group, Inc. (The)	500	21,315
Express Scripts Holding Co.*	6,400	518,144
Fresenius Medical Care AG & Co. KGaA (Germany)	331	25,870
Fresenius SE & Co. KGaA (Germany)	584	39,203
Healthscope Ltd. (Australia)	1,742	3,131
LHC Group, Inc.*	900	40,293
McKesson Corp.	2,400	444,072
Medipal Holdings Corp. (Japan)	200	3,173
Miraca Holdings, Inc. (Japan)	100	4,241
Molina Healthcare, Inc.*(b)	1,400	96,390
National HealthCare Corp.	1,000	60,890
PharMerica Corp.*	300	8,541
Ramsay Health Care Ltd. (Australia)	211	8,703
Ryman Healthcare Ltd. (New Zealand)	734	3,438
Select Medical Holdings Corp.	9,000	97,110
Sonic Healthcare Ltd. (Australia)	611	7,859
Suzuken Co. Ltd. (Japan)	165	5,502
Team Health Holdings, Inc.*	300	16,209
Triple-S Management Corp. (Puerto Rico) (Class B Stock)*	2,900	51,649
UnitedHealth Group, Inc.	21,500	2,494,215

		7,135,557

Health Care Technology
MedAssets, Inc.*	3,100	62,186
Quality Systems, Inc.	6,200	77,376

		139,562

Hotels, Restaurants & Leisure 1.2%
Accor SA (France)	314	14,723
Aristocrat Leisure Ltd. (Australia)	828	5,036
Bloomin’ Brands, Inc.	3,200	58,176
Boyd Gaming Corp.*	4,200	68,460
Carnival PLC	275	14,228
Compass Group PLC (United Kingdom)	2,574	41,114
Cracker Barrel Old Country Store, Inc.(b)	280	41,238
Crown Resorts Ltd. (Australia)	476	3,329
Darden Restaurants, Inc.	8,900	610,006
Denny’s Corp.*	7,000	77,210

See Notes to Financial Statements.

Prudential Balanced Fund	31

Portfolio of Investments

as of September 30, 2015 continued

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Hotels, Restaurants & Leisure (cont’d.)
DineEquity, Inc.	1,600	$146,656
Eldorado Resorts, Inc.*	1,000	9,020
Flight Centre Travel Group Ltd. (Australia)	85	2,165
Galaxy Entertainment Group Ltd. (Hong Kong)	3,700	9,477
Genting Singapore PLC (Singapore)	9,500	4,853
InterContinental Hotels Group PLC (United Kingdom)	367	12,715
International Speedway Corp. (Class A Stock)	1,100	34,892
Isle of Capri Casinos, Inc.*	1,200	20,928
Jack in the Box, Inc.	2,000	154,080
Marcus Corp.	1,300	25,142
Marriott Vacations Worldwide Corp.	2,000	136,280
McDonald’s Corp.	22,168	2,184,213
McDonald’s Holdings Co. Japan Ltd. (Japan)(b)	100	2,245
Merlin Entertainments PLC (United Kingdom), 144A	1,144	6,446
MGM China Holdings Ltd. (Macau)	1,600	1,864
Monarch Casino & Resort, Inc.*	1,100	19,767
Oriental Land Co. Ltd. (Japan)	300	16,753
Ruth’s Hospitality Group, Inc.	1,800	29,232
Sands China Ltd. (Hong Kong)	3,800	11,542
Shangri-La Asia Ltd. (Hong Kong)	2,000	1,736
SJM Holdings Ltd. (Hong Kong)	3,000	2,136
Sodexo (France)	147	12,197
Starbucks Corp.	3,200	181,888
Tabcorp Holdings Ltd. (Australia)	1,326	4,365
Tatts Group Ltd. (Australia)	2,320	6,155
TUI AG (Germany)	720	13,303
Whitbread PLC (United Kingdom)	280	19,837
William Hill PLC (United Kingdom)	1,338	7,116
Wynn Macau Ltd. (Macau)	2,500	2,860
Yum! Brands, Inc.	7,800	623,610

		4,636,993

Household Durables 0.1%
Barratt Developments PLC (United Kingdom)	1,525	14,896
Casio Computer Co. Ltd. (Japan)	300	5,460
Electrolux AB (Sweden) Series B	386	10,907
Flexsteel Industries, Inc.	200	6,250
Husqvarna AB (Sweden) (Class B Stock)	644	4,224
La-Z-Boy, Inc. (Class Z Stock)	4,200	111,552
Lennar Corp.	2,100	83,160

See Notes to Financial Statements.

32

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Household Durables (cont’d.)
Nikon Corp. (Japan)	600	$7,256
Panasonic Corp. (Japan)	3,400	34,408
Persimmon PLC, B/C Shares (United Kingdom)	442	13,453
Rinnai Corp. (Japan)	70	5,341
Sekisui Chemical Co. Ltd. (Japan)	700	7,368
Sekisui House Ltd. (Japan)	1,000	15,664
Sharp Corp. (Japan)*	2,300	2,638
Sony Corp. (Japan)	2,000	49,024
Taylor Morrison Home Corp. (Class A Stock)*	3,800	70,908
Taylor Wimpey PLC (United Kingdom)	5,002	14,820
Techtronic Industries Co. (Hong Kong)	2,000	7,456
ZAGG, Inc.*	3,300	22,407

		487,192

Household Products 1.3%
Colgate-Palmolive Co.	7,500	475,950
Henkel AG & Co. KGaA (Germany)	160	14,142
Kimberly-Clark Corp.	13,900	1,515,656
Procter & Gamble Co. (The)	43,275	3,113,204
Reckitt Benckiser Group PLC (United Kingdom)	998	90,504
Svenska Cellulosa AB SCA (Sweden) (Class B Stock)	908	25,408
Unicharm Corp. (Japan)	600	10,627

		5,245,491

Independent Power & Renewable Electricity Producers 0.2%
AES Corp. (The)	87,300	854,667
Electric Power Development Co. Ltd. (Japan)	200	6,104
Enel Green Power SpA (Italy)	2,716	5,136
Meridian Energy Ltd. (New Zealand)	1,943	2,616
Ormat Technologies, Inc.(b)	2,100	71,463

		939,986

Industrial Conglomerates 1.4%
3M Co.	6,800	964,036
CK Hutchison Holdings Ltd. (Hong Kong)	4,357	56,674
Danaher Corp.	12,600	1,073,646
General Electric Co.	127,150	3,206,723
Keihan Electric Railway Co. Ltd. (Japan)	1,000	6,670
Keppel Corp. Ltd. (Singapore)	2,300	11,000
Koninklijke Philips NV (Netherlands)	1,494	35,149

See Notes to Financial Statements.

Prudential Balanced Fund	33

Portfolio of Investments

as of September 30, 2015 continued

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Industrial Conglomerates (cont’d.)
NWS Holdings Ltd. (Hong Kong)	2,900	$3,823
Sembcorp Industries Ltd. (Singapore)	1,500	3,661
Siemens AG (Germany)	1,224	109,349
Smiths Group PLC (United Kingdom)	633	9,645
Toshiba Corp. (Japan)*	6,200	15,619

		5,495,995

Insurance 1.5%
Admiral Group PLC (United Kingdom)	315	7,164
Aegon NV (Netherlands)	2,854	16,365
Aflac, Inc.	24,000	1,395,120
Ageas (Belgium)	314	12,904
AIA Group Ltd. (Hong Kong)	18,100	94,134
Allianz SE (Germany)	705	110,751
Allstate Corp. (The)	15,900	926,016
American Equity Investment Life Holding Co.(b)	4,500	104,895
American Financial Group, Inc.	7,600	523,716
AMP Ltd. (Australia)	4,564	17,926
Assicurazioni Generali SpA (Italy)	1,799	32,915
Aviva PLC (United Kingdom)	6,175	42,234
AXA SA (France)	3,004	72,934
Baloise Holding AG (Switzerland)	81	9,283
CNP Assurances (France)	257	3,571
Dai-ichi Life Insurance Co. Ltd. (The) (Japan)	1,729	27,525
Delta Lloyd NV (Netherlands)	383	3,218
Direct Line Insurance Group PLC (United Kingdom)	2,139	12,137
Erie Indemnity Co. (Class A Stock)	2,300	190,762
FBL Financial Group, Inc. (Class A Stock)	700	43,064
Gjensidige Forsikring ASA (Norway)	327	4,403
Hannover Rueck SE (Germany)	97	9,936
Insurance Australia Group Ltd. (Australia)	3,643	12,456
Kansas City Life Insurance Co.	300	14,097
Legal & General Group PLC (United Kingdom)	9,168	33,058
Mapfre SA (Spain)	1,657	4,333
Medibank Pvt Ltd. (Australia)	4,418	7,527
MS&AD Insurance Group Holdings (Japan)	790	21,196
Muenchener Rueckversicherungs-Gesellschaft AG (Germany)	267	49,866
National General Holdings Corp.	1,500	28,935
National Western Life Insurance Co. (Class A Stock)	130	28,951
NN Group NV (Netherlands)	307	8,813

See Notes to Financial Statements.

34

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Insurance (cont’d.)
Old Mutual PLC (United Kingdom)	7,466	$21,397
Old Republic International Corp.	26,900	420,716
Prudential PLC (United Kingdom)	3,961	83,563
QBE Insurance Group Ltd. (Australia)	2,138	19,470
RSA Insurance Group PLC (United Kingdom)	1,452	8,852
Sampo OYJ (Finland) (Class A Stock)	687	33,249
SCOR SE (France)	244	8,762
Sompo Japan Nipponkoa Holdings, Inc. (Japan)	475	13,796
Sony Financial Holdings, Inc. (Japan)	300	4,924
St. James’s Place PLC (United Kingdom)	804	10,348
Standard Life PLC (United Kingdom)	3,019	17,731
Suncorp Group Ltd. (Australia)	2,061	17,730
Swiss Life Holding AG (Switzerland)	51	11,376
Swiss Re AG (Switzerland)	543	46,588
T&D Holdings, Inc. (Japan)	900	10,631
Third Point Reinsurance Ltd.*(b)	1,000	13,450
Tokio Marine Holdings, Inc. (Japan)	1,100	41,096
Travelers Cos., Inc. (The)	10,900	1,084,877
Tryg A/S (Denmark)	184	3,575
UnipolSai SpA (Italy)	1,422	3,092
Universal Insurance Holdings, Inc.	4,300	127,022
Zurich Insurance Group AG (Switzerland)	231	56,712

		5,929,162

Internet & Catalog Retail 0.9%
Amazon.com, Inc.*	6,800	3,480,852
FTD Cos., Inc.*	1,800	53,640
Nutrisystem, Inc.	3,400	90,168
Petmed Express, Inc.	1,300	20,930
Rakuten, Inc. (Japan)	1,510	19,302

		3,664,892

Internet Software & Services 1.7%
Bankrate, Inc.*(b)	5,300	54,855
Blucora, Inc.*	6,100	83,997
Constant Contact, Inc.*	1,400	33,936
Facebook, Inc. (Class A Stock)*	1,800	161,820
Google, Inc. (Class A Stock)*	4,100	2,617,317
Google, Inc. (Class C Stock)*	5,715	3,477,120
j2 Global, Inc.	1,400	99,190

See Notes to Financial Statements.

Prudential Balanced Fund	35

Portfolio of Investments

as of September 30, 2015 continued

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Internet Software & Services (cont’d.)
LogMeIn, Inc.*	1,400	$95,424
NIC, Inc.	3,300	58,443
RetailMeNot, Inc.*	5,400	44,496
United Internet AG (Germany)	188	9,532
United Online, Inc.*	3,200	32,000
XO Group, Inc.*	1,600	22,608
Yahoo Japan Corp. (Japan)	2,300	8,756

		6,799,494

IT Services 1.7%
Accenture PLC (Ireland) (Class A Stock)	12,800	1,257,728
Amadeus IT Holding SA (Spain) (Class A Stock)	691	29,606
AtoS (France)	133	10,223
Black Knight Financial Services, Inc. (Class A Stock)*	2,800	91,140
Caci International, Inc.*	1,600	118,352
Cap Gemini SA (France)	239	21,344
Computer Sciences Corp.	5,300	325,314
Computershare Ltd. (Australia)	743	5,548
DST Systems, Inc.	3,700	389,018
Euronet Worldwide, Inc.*	1,600	118,544
Fiserv, Inc.*	11,400	987,354
Fujitsu Ltd. (Japan)	3,100	13,485
International Business Machines Corp.	4,341	629,315
Itochu Techno-Solutions Corp. (Japan)	100	2,133
Nomura Research Institute Ltd. (Japan)	220	8,445
NTT Data Corp. (Japan)	200	10,083
Otsuka Corp. (Japan)	90	4,385
Science Applications International Corp.	1,400	56,294
Syntel, Inc.*	3,200	144,992
Total System Services, Inc.	2,900	131,747
Visa, Inc. (Class A Stock)	37,700	2,626,182

		6,981,232

Leisure Products 0.3%
Bandai Namco Holdings, Inc. (Japan)	300	6,963
Brunswick Corp.	21,100	1,010,479
Nautilus, Inc.*	3,900	58,500
Sankyo Co. Ltd. (Japan)	50	1,779
Sega Sammy Holdings, Inc. (Japan)	300	2,928
Shimano, Inc. (Japan)	100	14,049

See Notes to Financial Statements.

36

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Leisure Products (cont’d.)
Sturm Ruger & Co., Inc.	1,500	$88,035
Yamaha Corp. (Japan)	300	6,644

		1,189,377

Life Sciences Tools & Services 0.5%
Agilent Technologies, Inc.	4,600	157,918
Cambrex Corp.*(b)	2,500	99,200
INC Research Holdings, Inc.*	2,600	104,000
Lonza Group AG (Switzerland)	90	11,810
PRA Health Sciences, Inc.*	300	11,649
QIAGEN NV*	346	8,925
Thermo Fisher Scientific, Inc.	12,600	1,540,728

		1,934,230

Machinery 0.5%
Alamo Group, Inc.	500	23,375
Alfa Laval AB (Sweden)	518	8,480
Amada Co. Ltd. (Japan)	500	3,812
ANDRITZ AG (Austria)	113	5,092
Atlas Copco AB (Sweden) (Class A Stock)	1,028	24,722
Atlas Copco AB (Sweden) (Class B Stock)	602	13,466
Blount International, Inc.*	6,700	37,319
CNH Industrial NV (United Kingdom)	1,463	9,537
FANUC Corp. (Japan)	320	49,228
GEA Group AG (Germany)	284	10,829
Global Brass & Copper Holdings, Inc.	2,100	43,071
Hillenbrand, Inc.	4,400	114,444
Hino Motors Ltd. (Japan)	400	4,076
Hitachi Construction Machinery Co. Ltd. (Japan)	200	2,681
Hyster-Yale Materials Handling, Inc.	700	40,481
IHI Corp. (Japan)	2,200	5,653
IMI PLC (United Kingdom)	422	6,064
JTEKT Corp. (Japan)	300	4,200
Kadant, Inc.	400	15,604
Kawasaki Heavy Industries Ltd. (Japan)	2,200	7,595
Komatsu Ltd. (Japan)	1,500	22,018
Kone OYJ (Finland) (Class B Stock)	521	19,828
Kubota Corp. (Japan)	1,800	24,772
Kurita Water Industries Ltd. (Japan)	200	4,246
LB Foster Co. (Class A Stock)	600	7,368

See Notes to Financial Statements.

Prudential Balanced Fund	37

Portfolio of Investments

as of September 30, 2015 continued

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Machinery (cont’d.)
Lydall, Inc.*	700	$19,943
Makita Corp. (Japan)	150	7,979
MAN SE (Germany)	53	5,399
Melrose Industries PLC (United Kingdom)	1,582	6,329
Meritor, Inc.*	3,400	36,142
Metso OYJ (Finland)	166	3,453
Mitsubishi Heavy Industries Ltd. (Japan)	4,700	21,020
Mueller Industries, Inc.	1,400	41,412
Nabtesco Corp. (Japan)	200	3,654
NGK Insulators Ltd. (Japan)	400	7,654
NSK Ltd. (Japan)	800	7,755
Sandvik AB (Sweden)	1,659	14,132
Schindler Holding AG (Switzerland)	32	4,693
Schindler Holding AG - Participation Certificates (Switzerland)	76	10,917
SembCorp. Marine Ltd. (Singapore)	1,300	2,099
SKF AB (Sweden) (Class B Stock)	591	10,862
SMC Corp. (Japan)	100	21,896
SPX Flow, Inc.*	2,200	75,746
Sulzer AG (Switzerland)	43	4,213
Sumitomo Heavy Industries Ltd. (Japan)	900	3,566
THK Co. Ltd. (Japan)	150	2,389
Trinity Industries, Inc.(b)	43,500	986,145
Volvo AB (Sweden)	2,353	22,540
Wabash National Corp.*	4,800	50,832
Wartsila OYJ Abp (Finland)	237	9,405
Weir Group PLC (The) (United Kingdom)	342	6,068
Yangzijiang Shipbuilding Holdings Ltd. (China)	2,700	2,159
Zardoya Otis SA (Spain)	241	2,604

		1,898,967

Marine
A.P. Moeller - Maersk A/S (Denmark) (Class A Stock)	6	9,038
A.P. Moeller - Maersk A/S (Denmark) (Class B Stock)	11	16,956
Kuehne + Nagel International AG (Switzerland)	90	11,573
Matson, Inc.	3,700	142,413
Mitsui OSK Lines Ltd. (Japan)	1,700	4,083
Nippon Yusen K.K. (Japan)	2,900	6,721

		190,784

See Notes to Financial Statements.

38

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Media 1.3%
Altice NV (Netherlands)*	540	$11,486
AMC Entertainment Holdings, Inc. (Class A Stock)	500	12,595
AMC Networks, Inc. (Class A Stock)*	5,400	395,118
Axel Springer AG (Germany)	57	3,188
Cinemark Holdings, Inc.	14,500	471,105
Comcast Corp. (Class A Stock)	38,500	2,189,880
Dentsu, Inc. (Japan)	350	17,962
Eutelsat Communications SA (France)	249	7,637
Hakuhodo DY Holdings, Inc. (Japan)	460	4,361
Harte-Hanks, Inc.	3,600	12,708
Interpublic Group of Cos., Inc. (The)	33,400	638,942
ITV PLC (United Kingdom)	5,911	22,027
JCDecaux SA (France)	120	4,362
Kabel Deutschland Holding AG (Germany)*	35	4,564
Lagardere SCA (France)	183	5,071
Madison Square Garden Co. (The)*	1,300	93,782
Numericable-SFR SAS (France)*	152	7,037
Pearson PLC (United Kingdom)	1,244	21,264
ProSiebenSat 1 Media AG (Germany)	340	16,689
Publicis Groupe SA (France)	282	19,273
REA Group Ltd. (Australia)	83	2,599
Reed Elsevier NV (United Kingdom)	1,565	25,567
Reed Elsevier PLC (United Kingdom)	1,747	29,963
RTL Group SA (Germany)	61	5,259
SES SA (Luxembourg)	493	15,559
Singapore Press Holdings Ltd. (Singapore)	2,500	6,748
Sky PLC (United Kingdom)	1,569	24,823
Telenet Group Holding NV (Belgium)*	81	4,653
Thomson Reuters Corp.	11,100	446,886
Time, Inc.	6,500	123,825
Toho Co. Ltd. (Japan)	200	4,559
Tribune Media Co.	9,700	345,320
Viacom, Inc. (Class B Stock)	6,600	284,790
Vivendi SA (France)	1,768	41,887
Wolters Kluwer NV (Netherlands)	460	14,186
WPP PLC (United Kingdom)	2,031	42,283

		5,377,958

See Notes to Financial Statements.

Prudential Balanced Fund	39

Portfolio of Investments

as of September 30, 2015 continued

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Metals & Mining 0.2%
Alumina Ltd. (Australia)	4,251	$3,382
Anglo American PLC (United Kingdom)	2,150	17,959
Antofagasta PLC (Chile)	612	4,636
ArcelorMittal (Luxembourg)	1,555	8,064
BHP Billiton Ltd. (Australia)	4,956	78,277
BHP Billiton PLC (Australia)	3,259	49,607
Boliden AB (Sweden)	420	6,576
Century Aluminum Co.*(b)	5,500	25,300
Fortescue Metals Group Ltd. (Australia)	2,458	3,173
Fresnillo PLC (Mexico)	353	3,162
Glencore PLC (Switzerland)	18,863	26,183
Hitachi Metals Ltd. (Japan)	400	4,645
Iluka Resources Ltd. (Australia)	642	2,821
JFE Holdings, Inc. (Japan)	800	10,507
Kobe Steel Ltd. (Japan)	4,900	5,313
Maruichi Steel Tube Ltd. (Japan)	100	2,264
Mitsubishi Materials Corp. (Japan)	2,100	6,381
Newcrest Mining Ltd. (Australia)*	1,148	10,331
Nippon Steel & Sumitomo Metal Corp. (Japan)	1,218	22,186
Norsk Hydro ASA (Norway)	2,078	6,929
Olympic Steel, Inc.	1,800	17,910
Randgold Resources Ltd. (United Kingdom)	137	8,073
Reliance Steel & Aluminum Co.	4,000	216,040
Rio Tinto Ltd. (United Kingdom)	690	23,739
Rio Tinto PLC (United Kingdom)	1,964	65,898
South32 Ltd. (Australia)*	8,189	7,915
Sumitomo Metal Mining Co. Ltd. (Japan)	800	9,088
ThyssenKrupp AG (Germany)	566	9,946
Voestalpine AG (Austria)	173	5,948
Worthington Industries, Inc.	4,900	129,752

		792,005

Multi-Utilities 0.4%
AGL Energy Ltd. (Australia)	1,066	11,998
Black Hills Corp.	2,600	107,484
Centrica PLC (United Kingdom)	7,933	27,559
E.ON SE (Germany)	3,088	26,500
GDF Suez (France)	2,234	36,147
National Grid PLC (United Kingdom)	5,894	82,086
Public Service Enterprise Group, Inc.	32,800	1,382,848

See Notes to Financial Statements.

40

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Multi-Utilities (cont’d.)
RWE AG (Germany)	755	$8,580
Suez Environnement Co. (France)	460	8,266
Veolia Environnement SA (France)	692	15,782

		1,707,250

Multiline Retail 0.8%
Big Lots, Inc.(b)	2,100	100,632
Dillard’s, Inc. (Class A Stock)	7,000	611,730
Harvey Norman Holdings Ltd. (Australia)	720	1,972
Isetan Mitsukoshi Holdings Ltd. (Japan)	600	9,003
J. Front Retailing Co. Ltd. (Japan)	450	7,289
Macy’s, Inc.	15,600	800,592
Marks & Spencer Group PLC (United Kingdom)	2,523	19,151
Marui Group Co. Ltd. (Japan)	400	4,825
Next PLC (United Kingdom)	223	25,699
Takashimaya Co. Ltd. (Japan)	400	3,232
Target Corp.	19,500	1,533,870

		3,117,995

Oil, Gas & Consumable Fuels 3.2%
Adams Resources & Energy, Inc.	300	12,300
BG Group PLC (United Kingdom)	5,268	75,995
BP PLC (United Kingdom)	28,354	143,850
Caltex Australia Ltd. (Australia)	409	9,029
Chevron Corp.	23,692	1,868,825
CVR Energy, Inc.	1,600	65,680
Delek Group Ltd. (Israel)	7	1,530
Delek US Holdings, Inc.	4,000	110,800
DHT Holdings, Inc.	1,100	8,162
Dorian LPG Ltd.*	1,500	15,465
Eni SpA (Italy)	3,926	61,758
Exxon Mobil Corp.	30,154	2,241,950
Galp Energia SGPS SA (Portugal) (Class B Stock)	600	5,921
Hess Corp.	21,000	1,051,260
HollyFrontier Corp.	15,700	766,788
Idemitsu Kosan Co. Ltd. (Japan)	140	2,145
Inpex Corp. (Japan)	1,461	13,062
JX Holdings, Inc. (Japan)	3,510	12,674
Koninklijke Vopak NV (Netherlands)	109	4,358
Lundin Petroleum AB (Sweden)*	320	4,130

See Notes to Financial Statements.

Prudential Balanced Fund	41

Portfolio of Investments

as of September 30, 2015 continued

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Oil, Gas & Consumable Fuels (cont’d.)
Marathon Oil Corp.	2,456	$37,822
Marathon Petroleum Corp.	28,000	1,297,240
Neste OYJ (Finland)	189	4,350
Nordic American Tankers Ltd.	3,400	51,680
OMV AG (Austria)	228	5,548
Origin Energy Ltd. (Australia)	1,658	7,254
Panhandle Oil and Gas, Inc.	900	14,544
Phillips 66	18,700	1,436,908
Repsol SA (Spain)	1,598	18,638
Royal Dutch Shell PLC (Netherlands) (Class A Stock)	6,139	144,923
Royal Dutch Shell PLC (Netherlands) (Class B Stock)	3,766	89,048
Santos Ltd. (Australia)	1,602	4,533
Scorpio Tankers, Inc. (Monaco)	5,000	45,850
Showa Shell Sekiyu KK (Japan)	300	2,365
Statoil ASA (Norway)	1,716	25,018
Tesoro Corp.	10,600	1,030,744
TonenGeneral Sekiyu KK (Japan)	500	4,845
Total SA (France)	3,343	150,379
Tullow Oil PLC (United Kingdom)*	1,460	3,753
Valero Energy Corp.	25,000	1,502,500
Western Refining, Inc.	3,500	154,420
Woodside Petroleum Ltd. (Australia)	1,135	23,229
World Fuel Services Corp.	3,800	136,040

		12,667,313

Paper & Forest Products 0.2%
International Paper Co.	14,800	559,292
Mondi PLC (South Africa)	565	11,842
Neenah Paper, Inc.	300	17,484
Oji Holdings Corp. (Japan)	1,200	5,150
P.H. Glatfelter Co.	2,800	48,216
Schweitzer-Mauduit International, Inc.	2,800	96,264
Stora Enso OYJ (Finland) (Class R Stock)	851	6,439
UPM-Kymmene OYJ (Finland)	801	12,024

		756,711

Personal Products 0.1%
Beiersdorf AG (Germany)	157	13,917
Kao Corp. (Japan)	750	33,998
L’Oreal SA (France)	388	67,440

See Notes to Financial Statements.

42

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Personal Products (cont’d.)
Shiseido Co. Ltd. (Japan)	600	$13,084
Unilever NV - CVA (United Kingdom)	2,530	101,416
Unilever PLC (United Kingdom)	1,981	80,685

		310,540

Pharmaceuticals 3.1%
Astellas Pharma, Inc. (Japan)	3,300	42,715
AstraZeneca PLC (United Kingdom)	1,949	123,602
Bayer AG (Germany)	1,286	164,993
Bristol-Myers Squibb Co.	20,100	1,189,920
Catalent, Inc.*	4,600	111,780
Chugai Pharmaceutical Co. Ltd. (Japan)	300	9,214
Daiichi Sankyo Co. Ltd. (Japan)	1,000	17,352
Eisai Co. Ltd. (Japan)	400	23,600
Eli Lilly & Co.	10,800	903,852
GlaxoSmithKline PLC (United Kingdom)	7,516	144,261
Hisamitsu Pharmaceutical Co., Inc. (Japan)	100	3,344
Johnson & Johnson	34,100	3,183,235
Kyowa Hakko Kirin Co. Ltd. (Japan)	400	5,963
Lannett Co., Inc.*(b)	2,600	107,952
Merck & Co., Inc.	38,989	1,925,667
Merck KGaA (Germany)	199	17,619
Mitsubishi Tanabe Pharma Corp. (Japan)	400	7,059
Novartis AG (Switzerland)	3,554	326,655
Novo Nordisk A/S (Class B Stock) (Denmark)	3,030	163,513
Ono Pharmaceutical Co. Ltd. (Japan)	100	11,856
Orion OYJ (Finland) (Class B Stock)	177	6,698
Otsuka Holdings Co. Ltd. (Japan)	600	19,159
Pfizer, Inc.	95,619	3,003,393
Phibro Animal Health Corp. (Class A Stock)	3,100	98,053
Prestige Brands Holdings, Inc.*	100	4,516
Roche Holding AG (Switzerland)	1,088	288,833
Sanofi (France)	1,825	173,741
Santen Pharmaceutical Co. Ltd. (Japan)	550	7,384
SciClone Pharmaceuticals, Inc.*	1,800	12,492
Shionogi & Co. Ltd. (Japan)	500	17,922
Shire PLC (Ireland)	910	62,209
Sucampo Pharmaceuticals, Inc. (Class A Stock)*(b)	5,400	107,298
Sumitomo Dainippon Pharma Co. Ltd. (Japan)	300	2,999
Taisho Pharmaceutical Holdings Co. Ltd. (Japan)	30	1,725

See Notes to Financial Statements.

Prudential Balanced Fund	43

Portfolio of Investments

as of September 30, 2015 continued

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Pharmaceuticals (cont’d.)
Takeda Pharmaceutical Co. Ltd. (Japan)	1,200	$52,647
Teva Pharmaceutical Industries Ltd. (Israel)	1,328	75,051
UCB SA (Belgium)	195	15,277

		12,433,549

Professional Services 0.1%
Adecco SA (Switzerland)	263	19,261
Bureau Veritas SA (France)	428	9,035
Capita PLC (United Kingdom)	1,021	18,543
Experian PLC (Ireland)	1,513	24,288
ICF International, Inc.*	1,000	30,390
Intertek Group PLC (United Kingdom)	259	9,558
Kforce, Inc.	400	10,512
On Assignment, Inc.*	2,000	73,800
Randstad Holding NV (Netherlands)	198	11,835
Resources Connection, Inc.	700	10,549
Robert Half International, Inc.	6,000	306,960
Seek Ltd. (Australia)	503	4,263
SGS SA (Switzerland)	9	15,727

		544,721

Real Estate Investment Trusts (REITs) 1.7%
AG Mortgage Investment Trust, Inc.	900	13,698
American Assets Trust, Inc.	3,500	143,010
Annaly Capital Management, Inc.	102,900	1,015,623
Apollo Residential Mortgage, Inc.	3,100	39,246
Ares Commercial Real Estate Corp.	5,100	61,149
Ascendas Real Estate Investment Trust (Singapore)	3,200	5,272
Ashford Hospitality Prime, Inc.	2,729	38,288
Ashford Hospitality Trust, Inc.	13,200	80,520
British Land Co. PLC (The) (United Kingdom)	1,506	19,126
CapitaCommercial Trust (Singapore)	3,000	2,832
CapitaMall Trust (Singapore)	3,600	4,814
CBL & Associates Properties, Inc.	31,800	437,250
Cedar Realty Trust, Inc.	2,800	17,388
Chambers Street Properties	11,300	73,337
Chatham Lodging Trust	5,000	107,400
Dexus Property Group (Australia)	1,408	7,100
DiamondRock Hospitality Co.	8,200	90,610
Equity Residential	2,400	180,288
Federation Centres Ltd. (Australia)	7,963	15,377

See Notes to Financial Statements.

44

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Real Estate Investment Trusts (REITs) (cont’d.)
First Industrial Realty Trust, Inc.	1,000	$20,950
Fonciere Des Regions (France), Equiduct Exchange	53	4,621
Franklin Street Properties Corp.	8,600	92,450
Gecina SA (France)	53	6,463
GEO Group, Inc. (The)	3,700	110,038
Gladstone Commercial Corp.	1,000	14,110
Goodman Group (Australia)	2,740	11,326
GPT Group (Australia)	2,772	8,810
Hammerson PLC (United Kingdom)	1,220	11,520
Hospitality Properties Trust	36,800	941,344
ICADE (France)	57	3,867
Inland Real Estate Corp.	7,700	62,370
Intu Properties PLC (United Kingdom)	1,395	6,963
Invesco Mortgage Capital, Inc.	8,800	107,712
Investors Real Estate Trust	7,300	56,502
Japan Prime Realty Investment Corp. (Japan)	1	3,251
Japan Real Estate Investment Corp. (Japan)	2	9,213
Japan Retail Fund Investment Corp. (Japan)	4	7,739
Klepierre (France)	292	13,234
Ladder Capital Corp.	1,400	20,048
Land Securities Group PLC (United Kingdom)	1,198	22,839
Lexington Realty Trust	14,800	119,880
Link REIT (The) (Hong Kong)	3,500	19,269
Mirvac Group (Australia)	5,744	6,974
Nippon Building Fund, Inc. (Japan)	2	9,678
Prologis, Inc.	33,800	1,314,820
Redwood Trust, Inc.	3,500	48,440
Resource Capital Corp.	2,350	26,249
RLJ Lodging Trust	5,500	138,985
Rouse Properties, Inc.	1,100	17,138
Ryman Hospitality Properties, Inc.	1,900	93,537
Scentre Group (Australia)	8,059	22,181
Segro PLC (United Kingdom)	1,173	7,632
Simon Property Group, Inc.	3,400	624,648
Stockland (Australia)	3,827	10,397
Summit Hotel Properties, Inc.	8,700	101,529
Sunstone Hotel Investors, Inc.	9,681	128,080
Suntec Real Estate Investment Trust (Singapore)	4,000	4,225
Unibail-Rodamco SE (France)	151	39,137
Westfield Corp. (Australia)	2,962	20,843

		6,641,340

See Notes to Financial Statements.

Prudential Balanced Fund	45

Portfolio of Investments

as of September 30, 2015 continued

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Real Estate Management & Development 0.5%
Aeon Mall Co. Ltd. (Japan)	220	$3,379
Azrieli Group (Israel)	56	2,239
CapitaLand Ltd. (Singapore)	4,300	8,119
CBRE Group, Inc. (Class A Stock)*	26,800	857,600
Cheung Kong Property Holdings Ltd. (China)	4,357	31,921
City Developments Ltd. (Singapore)	600	3,251
Daito Trust Construction Co. Ltd. (Japan)	100	10,160
Daiwa House Industry Co. Ltd. (Japan)	900	22,312
Deutsche Annington Immobilien SE (Germany)	693	22,305
Deutsche Wohnen AG (Germany)	520	13,907
Global Logistic Properties Ltd. (Singapore)	4,800	6,901
Hang Lung Properties Ltd. (Hong Kong)	3,500	7,873
Henderson Land Development Co. Ltd. (Hong Kong)	1,776	10,620
Hysan Development Co. Ltd. (Hong Kong)	1,000	4,164
Jones Lang LaSalle, Inc.	5,200	747,604
Kerry Properties Ltd. (Hong Kong)	1,000	2,746
Lend Lease Group (Australia)	804	7,118
Marcus & Millichap, Inc.*	2,600	119,574
Mitsubishi Estate Co. Ltd. (Japan)	1,900	38,812
Mitsui Fudosan Co. Ltd. (Japan)	1,500	41,117
New World Development Co. Ltd. (Hong Kong)	8,200	7,986
Nomura Real Estate Holdings, Inc. (Japan)	200	4,021
NTT Urban Development Corp. (Japan)	200	1,843
Sino Land Co. Ltd. (Hong Kong)	5,300	8,070
Sumitomo Realty & Development Co. Ltd. (Japan)	590	18,778
Sun Hung Kai Properties Ltd. (Hong Kong)	2,600	33,913
Swire Pacific Ltd. (Hong Kong) (Class A Stock)	1,000	11,209
Swire Properties Ltd. (Hong Kong)	1,600	4,435
Swiss Prime Site AG (Switzerland)	102	7,452
Tokyo Tatemono Co. Ltd. (Japan)	150	1,788
Tokyu Fudosan Holdings Corp. (Japan)	1,000	6,653
UOL Group Ltd. (Singapore)	735	3,112
Wharf Holdings Ltd. (The) (Hong Kong)	2,100	11,849
Wheelock & Co. Ltd. (Hong Kong)	1,400	6,080

		2,088,911

Road & Rail 0.1%
ArcBest Corp.	800	20,616
Asciano Ltd. (Australia)	1,438	8,513

See Notes to Financial Statements.

46

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Road & Rail (cont’d.)
Aurizon Holdings Ltd. (Australia)	3,325	$11,747
Central Japan Railway Co. (Japan)	223	35,954
ComfortDelGro Corp. Ltd. (Singapore)	3,600	7,273
DSV A/S (Denmark)	275	10,276
East Japan Railway Co. (Japan)	500	42,133
Hankyu Hanshin Holdings, Inc. (Japan)	2,000	12,232
Keikyu Corp. (Japan)	800	6,368
Keio Corp. (Japan)	900	6,398
Keisei Electric Railway Co. Ltd. (Japan)	500	5,485
Kintetsu Corp. (Japan)	3,100	11,135
MTR Corp. Ltd. (Hong Kong)	2,500	10,870
Nagoya Railroad Co. Ltd. (Japan)	1,000	3,930
Nippon Express Co. Ltd. (Japan)	1,300	6,212
Odakyu Electric Railway Co. Ltd. (Japan)	1,000	9,005
Swift Transportation Co.*	3,200	48,064
Tobu Railway Co. Ltd. (Japan)	1,600	6,873
Tokyu Corp. (Japan)	1,900	13,943
Union Pacific Corp.	2,600	229,866
Werner Enterprises, Inc.	800	20,080
West Japan Railway Co. (Japan)	300	18,803

		545,776

Semiconductors & Semiconductor Equipment 1.7%
Advanced Energy Industries, Inc.*	4,600	120,980
Amkor Technology, Inc.*	13,600	61,064
Applied Materials, Inc.	54,500	800,605
ARM Holdings PLC (United Kingdom)	2,166	31,119
ASM Pacific Technology Ltd. (Hong Kong)	400	2,623
ASML Holding NV (Netherlands)	540	47,468
Avago Technologies Ltd. (Singapore)	11,800	1,475,118
Cabot Microelectronics Corp.*	400	15,496
Cirrus Logic, Inc.*	4,000	126,040
Infineon Technologies AG (Germany)	1,740	19,550
Integrated Device Technology, Inc.*	8,200	166,460
Intel Corp.	92,100	2,775,894
MKS Instruments, Inc.	2,300	77,119
PMC-Sierra, Inc.*	2,900	19,633
Rohm Co. Ltd. (Japan)	100	4,447
Sigma Designs, Inc.*	2,600	17,914
Skyworks Solutions, Inc.	13,100	1,103,151

See Notes to Financial Statements.

Prudential Balanced Fund	47

Portfolio of Investments

as of September 30, 2015 continued

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Semiconductors & Semiconductor Equipment (cont’d.)
STMicroelectronics NV (Switzerland)	1,013	$6,921
Tessera Technologies, Inc.	3,700	119,917
Tokyo Electron Ltd. (Japan)	250	11,804
Ultra Clean Holdings*	1,000	5,740

		7,009,063

Software 2.7%
Aspen Technology, Inc.*	4,200	159,222
Citrix Systems, Inc.*	10,500	727,440
Dassault Systemes SA (France)	189	13,968
ePlus, Inc.*	1,500	118,605
Gemalto NV (Netherlands)	123	7,996
GungHo Online Entertainment, Inc. (Japan)	200	594
Konami Corp. (Japan)	200	4,322
Manhattan Associates, Inc.*	3,100	193,130
Mentor Graphics Corp.	2,600	64,038
Microsoft Corp.	119,213	5,276,367
Nexon Co. Ltd. (Japan)	200	2,674
NICE Systems Ltd. (Israel)	92	5,153
Nintendo Co. Ltd. (Japan)	150	25,283
Nuance Communications, Inc.*	9,000	147,330
Oracle Corp.	63,500	2,293,620
Oracle Corp. Japan (Japan)	100	4,223
Pegasystems, Inc.	3,000	73,830
Progress Software Corp.*	1,600	41,328
Sage Group PLC (The) (United Kingdom)	1,706	12,907
SAP SE (Germany)	1,511	97,889
SolarWinds, Inc.*	8,400	329,616
SS&C Technologies Holdings, Inc.	7,900	553,316
Symantec Corp.	9,500	184,965
Trend Micro, Inc. (Japan)	200	7,065
Tyler Technologies, Inc.*	1,300	194,103
Verint Systems, Inc.*	2,900	125,135

		10,664,119

Specialty Retail 1.6%
America’s Car-Mart, Inc.*	400	13,236
American Eagle Outfitters, Inc.	4,600	71,898
AutoNation, Inc.*	15,400	895,972
Best Buy Co., Inc.	25,100	931,712

See Notes to Financial Statements.

48

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Specialty Retail (cont’d.)
Cato Corp. (The) (Class A Stock)	1,800	$61,254
Dixons Carphone PLC (United Kingdom)	1,524	9,794
DSW, Inc. (Class A Stock)	8,200	207,542
Dufry AG (Switzerland)*	62	7,260
Express, Inc.*	7,500	134,025
Fast Retailing Co. Ltd. (Japan)	100	40,676
Gap, Inc. (The)	18,100	515,850
Group 1 Automotive, Inc.	900	76,635
Hennes & Mauritz AB (Sweden) (Class B Stock)	1,465	53,526
Home Depot, Inc. (The)	17,800	2,055,722
Inditex SA (Spain)	1,683	56,434
Kingfisher PLC (United Kingdom)	3,633	19,735
Lowe’s Cos., Inc.	15,500	1,068,260
Nitori Holdings Co. Ltd. (Japan)	100	7,830
Sanrio Co. Ltd. (Japan)	50	1,366
Select Comfort Corp.*	1,100	24,068
Shoe Carnival, Inc.	1,600	38,080
Sports Direct International PLC (United Kingdom)*	431	4,945
Tilly’s, Inc. (Class A Stock)*	3,600	26,496
USS Co. Ltd. (Japan)	400	6,653
Yamada Denki Co. Ltd. (Japan)	1,040	4,193
Zumiez, Inc.*	2,300	35,949

		6,369,111

Technology Hardware, Storage & Peripherals 2.5%
Apple, Inc.	74,400	8,206,320
Brother Industries Ltd. (Japan)	400	4,822
Canon, Inc. (Japan)	1,650	47,730
EMC Corp.	3,000	72,480
FUJIFILM Holdings Corp. (Japan)	700	26,168
Hewlett-Packard Co.	62,000	1,587,820
Konica Minolta, Inc. (Japan)	800	8,428
NEC Corp. (Japan)	4,100	12,623
Ricoh Co. Ltd. (Japan)	1,100	11,102
Seiko Epson Corp. (Japan)	400	5,658

		9,983,151

Textiles, Apparel & Luxury Goods 0.7%
Adidas AG (Germany)	319	25,720
Asics Corp. (Japan)	300	7,150

See Notes to Financial Statements.

Prudential Balanced Fund	49

Portfolio of Investments

as of September 30, 2015 continued

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Textiles, Apparel & Luxury Goods (cont’d.)
Burberry Group PLC (United Kingdom)	686	$14,220
Carter’s, Inc.	7,500	679,800
Christian Dior SA (France)	85	15,925
Cie Financiere Richemont SA (Switzerland)	806	62,716
Culp, Inc.	1,200	38,484
Hermes International (France)	41	14,925
HUGO BOSS AG (Germany)	95	10,682
Kering (France)	113	18,498
Li & Fung Ltd. (Hong Kong)	9,000	6,894
Luxottica Group SpA (Italy)	260	18,019
LVMH Moet Hennessy Louis Vuitton SE (France)	431	73,375
Michael Kors Holdings Ltd.*	29,600	1,250,304
NIKE, Inc. (Class B Stock)	2,500	307,425
Oxford Industries, Inc.	1,500	110,820
Pandora A/S (Denmark)	179	20,911
Steven Madden Ltd.*	700	25,634
Swatch Group AG (The) (Switzerland) (Bearer Shares)	48	17,802
Swatch Group AG (The) (Switzerland) (Registered Shares)	79	5,699
Unifi, Inc.*	1,600	47,696
Yue Yuen Industrial Holdings Ltd. (Hong Kong)	1,000	3,720

		2,776,419

Thrifts & Mortgage Finance 0.1%
Beneficial Bancorp, Inc.*	9,400	124,644
Brookline Bancorp, Inc.	1,200	12,168
First Defiance Financial Corp.	700	25,592
Flagstar Bancorp, Inc.*	4,300	88,408
OceanFirst Financial Corp.	1,500	25,830
Walker & Dunlop, Inc.*	3,800	99,104

		375,746

Tobacco 1.0%
Altria Group, Inc.	45,600	2,480,640
British American Tobacco (United Kingdom)	2,886	159,237
Imperial Tobacco Group PLC (United Kingdom)	1,477	76,359
Japan Tobacco, Inc. (Japan)	1,697	52,641
Philip Morris International, Inc.	17,200	1,364,476
Swedish Match AB (Sweden)	314	9,492

		4,142,845

See Notes to Financial Statements.

50

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Trading Companies & Distributors 0.1%
Aircastle Ltd.	1,400	$28,854
Ashtead Group PLC (United Kingdom)	779	11,016
Brenntag AG (Germany)	224	12,086
Bunzl PLC (United Kingdom)	519	13,927
ITOCHU Corp. (Japan)	2,500	26,428
Marubeni Corp. (Japan)	2,600	12,738
Mitsubishi Corp. (Japan)	2,100	34,422
Mitsui & Co. Ltd. (Japan)	2,700	30,347
Noble Group Ltd. (Hong Kong)	6,681	1,955
Rexel SA (France)	438	5,392
Sumitomo Corp. (Japan)	1,800	17,407
Toyota Tsusho Corp. (Japan)	300	6,323
Travis Perkins PLC (United Kingdom)	384	11,456
Wolseley PLC (United Kingdom)	402	23,515

		235,866

Transportation Infrastructure
Abertis Infraestructuras SA (Spain)	690	10,917
Aena SA (Spain), RegS, 144A*	104	11,504
Aeroports de Paris (France)	46	5,221
Atlantia SpA (Italy)	642	17,959
Auckland International Airport Ltd. (New Zealand)	1,365	4,273
Fraport AG Frankfurt Airport Services Worldwide (Germany)	55	3,401
Groupe Eurotunnel SE (France)	750	10,218
Hutchison Port Holdings Trust (Singapore)	8,800	4,840
Kamigumi Co. Ltd. (Japan)	400	3,278
Mitsubishi Logistics Corp. (Japan)	200	2,319
Sydney Airport (Australia)	1,745	7,334
Transurban Group (Australia)	3,004	21,043

		102,307

Water Utilities
Connecticut Water Service, Inc.	700	25,564
Middlesex Water Co.	800	19,072
Severn Trent PLC (United Kingdom)	350	11,578
United Utilities Group PLC (United Kingdom)	1,061	14,871

		71,085

See Notes to Financial Statements.

Prudential Balanced Fund	51

Portfolio of Investments

as of September 30, 2015 continued

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Wireless Telecommunication Services 0.1%
KDDI Corp. (Japan)	2,699	$60,412
Millicom International Cellular SA, (Luxembourg) , SDR	98	6,129
NTT DOCOMO, Inc. (Japan)	2,358	39,772
Shenandoah Telecommunications Co.	1,200	51,372
SoftBank Corp. (Japan)	1,500	69,360
StarHub Ltd. (Singapore)	1,000	2,435
Tele2 AB (Sweden) (Class B Stock)	493	4,797
Vodafone Group PLC (United Kingdom)	41,029	129,409

		363,686

TOTAL COMMON STOCKS (cost $206,033,361)		237,817,700

EXCHANGE TRADED FUNDS 0.1%
iShares MSCI EAFE Index Fund(b) (cost $493,207)	8,800	504,416

PREFERRED STOCKS

Automobiles
Bayerische Motoren Werke AG (Germany)	80	5,502
Porsche Automobil Holding SE (Germany)	236	10,041
Volkswagen AG (Germany)	251	27,572

		43,115

Banks
Citigroup Capital XIII, 7.875% (Capital security, fixed to floating preferred)(c)	3,000	77,070

Chemicals
FUCHS PETROLUB SE (Germany)	116	5,134

Household Products
Henkel AG & Co. KGaA (Germany)	274	28,221

TOTAL PREFERRED STOCKS (cost $140,921)		153,540

See Notes to Financial Statements.

52

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS 10.0%

Aerospace & Defense
United Technologies Corp., Sr. Unsec’d. Notes	5.700%	04/15/40	60	$71,181

Agriculture 0.2%
Altria Group, Inc., Gtd. Notes	10.200	02/06/39	52	84,053
Bunge Ltd. Finance Corp., Gtd. Notes	8.500	06/15/19	145	173,236
Cargill, Inc., Sr. Unsec’d. Notes, 144A (original cost $149,288; purchased 11/19/2007)(a)(d)	6.000	11/27/17	150	163,642
Imperial Tobacco Finance PLC (United Kingdom), Gtd. Notes, 144A	2.050	02/11/18	245	244,878
Reynolds American, Inc., Gtd. Notes	6.750	06/15/17	220	238,159
Reynolds American, Inc., Gtd. Notes, 144A	8.125	06/23/19	50	59,209

				963,177

Airlines 0.1%
Continental Airlines, Inc., Pass-thru Certs., Ser. 2001-1, Class A1	6.703	06/15/21	31	31,955
Continental Airlines, Inc., Pass-thru Certs., Ser. 2009-2, Class A	7.250	11/10/19	97	109,130
Continental Airlines, Inc., Pass-thru Certs., Ser. 2012-2, Class A	4.000	10/29/24	106	107,869
Delta Air Lines, Inc., Pass-thru Certs., Ser. 2007-1, Class A	6.821	08/10/22	64	74,151
Delta Air Lines, Inc., Pass-thru Certs., Ser. 2011-1, Class A	5.300	04/15/19	150	159,373
United Airlines, Inc., Pass-through Trust, Pass-thru Certs., Ser. 2014-1, Class A(b)	4.000	04/11/26	90	92,025

				574,503

Auto Manufacturers 0.1%
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	4.207	04/15/16	265	269,173
General Motors Co., Sr. Unsec’d. Notes(b)	4.875	10/02/23	155	157,199
General Motors Co., Sr. Unsec’d. Notes	6.250	10/02/43	135	143,596

				569,968

Auto Parts & Equipment
Johnson Controls, Inc., Sr. Unsec’d. Notes	5.500	01/15/16	55	55,743

See Notes to Financial Statements.

Prudential Balanced Fund	53

Portfolio of Investments

as of September 30, 2015 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Banks 2.8%
Bank of America Corp., Jr. Sub. Notes, Ser. K	8.000%(c)	12/29/49	380	$397,100
Bank of America Corp., Sr. Unsec’d. Notes(b)	5.700	01/24/22	255	290,860
Bank of America Corp., Sr. Unsec’d. Notes	7.625	06/01/19	265	311,886
Bank of America Corp., Sr. Unsec’d. Notes, MTN	4.100	07/24/23	130	135,069
Bank of America Corp., Sr. Unsec’d. Notes, MTN(b)	4.125	01/22/24	620	648,143
Bank of America Corp., Sr. Unsec’d. Notes, MTN	5.000	05/13/21	25	27,547
Bank of America Corp., Sr. Unsec’d. Notes, Ser. 1	3.750	07/12/16	95	96,893
Bank of America Corp., Sub. Notes	5.750	08/15/16	355	367,733
Citigroup, Inc., Jr. Sub. Notes(b)	5.950(c)	12/31/49	280	276,150
Citigroup, Inc., Sr. Unsec’d. Notes	8.125	07/15/39	200	287,619
Citigroup, Inc., Sr. Unsec’d. Notes(b)	8.500	05/22/19	65	78,478
Citigroup, Inc., Sub. Notes	5.300	05/06/44	270	280,937
Discover Bank, Sr. Unsec’d. Notes	4.250	03/13/26	315	318,938
Goldman Sachs Group, Inc. (The), Jr. Sub. Notes	5.375(c)	12/31/49	265	258,872
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	5.250	07/27/21	270	301,115
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes(b)	6.250	09/01/17	5	5,434
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, MTN(b)	4.800	07/08/44	400	405,482
Goldman Sachs Group, Inc. (The), Sub. Notes	5.625	01/15/17	10	10,502
Goldman Sachs Group, Inc. (The), Sub. Notes	6.750	10/01/37	275	328,052
Huntington Bancshares, Inc., Sr. Unsec’d. Notes(b)	2.600	08/02/18	195	197,047
Huntington Bancshares, Inc., Sub. Notes	7.000	12/15/20	20	23,610
International Bank for Reconstruction & Development, Sr. Unsec’d. Notes	2.250	06/24/21	670	690,584
Intesa Sanpaolo SpA (Italy), Gtd. Notes	3.125	01/15/16	200	201,081
JPMorgan Chase & Co., Jr. Sub. Notes, Ser. 1(b)	7.900(c)	04/29/49	300	311,625
JPMorgan Chase & Co., Sr. Unsec’d. Notes(b)	5.400	01/06/42	150	168,807
JPMorgan Chase & Co., Sub. Notes	3.375	05/01/23	105	102,613
JPMorgan Chase & Co., Sub. Notes	4.950	06/01/45	205	205,615
Lloyds TSB Bank PLC (United Kingdom), Gtd. Notes	6.375	01/21/21	200	238,443
Lloyds TSB Bank PLC (United Kingdom), Gtd. Notes, MTN, 144A(b)	5.800	01/13/20	195	222,791
Morgan Stanley, Jr. Sub. Notes	5.450(c)	12/31/49	125	123,064

See Notes to Financial Statements.

54

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Banks (cont’d.)
Morgan Stanley, Sr. Unsec’d. Notes	3.750%	02/25/23	45	$46,091
Morgan Stanley, Sr. Unsec’d. Notes	6.375	07/24/42	145	178,160
Morgan Stanley, Sr. Unsec’d. Notes, GMTN(b)	5.450	01/09/17	460	483,156
Morgan Stanley, Sr. Unsec’d. Notes, MTN	5.625	09/23/19	285	318,389
Morgan Stanley, Sr. Unsec’d. Notes, Series G, GMTN	5.500	07/28/21	60	67,807
MUFG Capital Finance 1 Ltd. (Japan), Gtd. Notes	6.346(c)	07/29/49	150	153,375
Nordea Bank AB (Sweden), Sr. Unsec’d. Notes, 144A(b)	1.875	09/17/18	260	260,402
Northern Trust Corp., Sub. Notes	3.950	10/30/25	150	157,098
PNC Funding Corp., Gtd. Notes	6.700	06/10/19	65	75,657
Royal Bank of Canada (Canada), Covered Bonds	2.200	09/23/19	465	472,553
Royal Bank of Scotland Group PLC (United Kingdom), Sr. Unsec’d. Notes	6.400	10/21/19	250	280,855
State Street Corp., Jr. Sub. Notes	5.250(c)	12/31/49	190	190,000
Sumitomo Mitsui Banking Corp. (Japan), Gtd. Notes	2.450	01/10/19	250	251,692
Toronto-Dominion Bank (The) (Canada), Covered Bonds, 144A	1.950	04/02/20	490	490,327
US Bancorp, Sub. Notes, MTN	2.950	07/15/22	130	129,332
Wells Fargo & Co., Sub. Notes	4.125	08/15/23	345	358,618

				11,225,602

Beverages 0.1%
Anheuser-Busch InBev Finance, Inc. (Belgium), Gtd. Notes	4.000	01/17/43	300	264,495

Biotechnology 0.1%
Amgen, Inc., Sr. Unsec’d. Notes(b)	5.150	11/15/41	335	344,295
Gilead Sciences, Inc., Sr. Unsec’d. Notes	5.650	12/01/41	30	33,871

				378,166

Building Materials 0.1%
Building Materials Corp. of America, Sr. Unsec’d. Notes, 144A (original cost $120,000; purchased 10/27/14)(a)(d)	5.375	11/15/24	120	118,500
Griffon Corp., Gtd. Notes	5.250	03/01/22	65	61,831
Owens Corning, Inc., Gtd. Notes	4.200	12/15/22	90	91,182

				271,513

See Notes to Financial Statements.

Prudential Balanced Fund	55

Portfolio of Investments

as of September 30, 2015 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Chemicals 0.2%
Ashland, Inc., Sr. Unsec’d. Notes(b)	3.875%	04/15/18	135	$136,013
CF Industries, Inc., Gtd. Notes	5.375	03/15/44	90	87,380
Dow Chemical Co. (The), Sr. Unsec’d. Notes	4.625	10/01/44	10	9,046
Dow Chemical Co. (The), Sr. Unsec’d. Notes	9.400	05/15/39	67	98,306
Monsanto Co., Sr. Unsec’d. Notes	4.400	07/15/44	35	30,322
Mosaic Co. (The), Sr. Unsec’d. Notes	5.450	11/15/33	55	57,946
Mosaic Co. (The), Sr. Unsec’d. Notes	5.625	11/15/43	170	179,104
Union Carbide Corp., Sr. Unsec’d. Notes	7.500	06/01/25	100	122,356

				720,473

Commercial Services 0.1%
ERAC USA Finance LLC, Gtd. Notes, 144A (original cost $295,482; purchased 10/10/07)(a)(d)	6.375	10/15/17	296	323,237
ERAC USA Finance LLC, Gtd. Notes, 144A (original cost $19,827; purchased 10/10/07)(a)(d)	7.000	10/15/37	20	24,871

				348,108

Computers 0.2%
Hewlett Packard Enterprise Co., Gtd. Notes, 144A	2.450	10/05/17	470	469,737
Hewlett Packard Enterprise Co., Gtd. Notes, 144A	2.850	10/05/18	90	89,885
Seagate HDD Cayman, Gtd. Notes	3.750	11/15/18	90	92,073

				651,695

Diversified Financial Services 0.6%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust (Netherlands), Gtd. Notes	3.750	05/15/19	150	147,375
American Express Co., Sr. Unsec’d. Notes	2.650	12/02/22	345	335,991
Bear Stearns Cos. LLC, Sr. Unsec’d. Notes	5.300	10/30/15	100	100,326
Bear Stearns Cos. LLC, Sr. Unsec’d. Notes	6.400	10/02/17	90	98,130
Bear Stearns Cos. LLC, Sr. Unsec’d. Notes	7.250	02/01/18	220	246,299
General Electric Capital Corp., Sr. Unsec’d. Notes, GMTN	6.000	08/07/19	600	693,932
General Electric Capital Corp., Sr. Unsec’d. Notes, GMTN	6.875	01/10/39	170	238,020
General Electric Capital Corp., Sub. Notes	5.300	02/11/21	100	115,031
Jefferies Group, Inc., Sr. Unsec’d. Notes	6.500	01/20/43	65	61,709

See Notes to Financial Statements.

56

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Diversified Financial Services (cont’d.)
Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes(e)	5.250%	02/06/12	345	$35,363
Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes(e)	6.875	05/02/18	100	10,500
Navient LLC, Sr. Unsec’d. Notes, MTN	8.450	06/15/18	90	92,531
Nomura Holdings, Inc. (Japan), Sr. Unsec’d. Notes, MTN	2.000	09/13/16	100	100,500

				2,275,707

Electric 0.5%
Arizona Public Service Co., Sr. Unsec’d. Notes	6.250	08/01/16	35	36,541
Baltimore Gas & Electric Co., Sr. Unsec’d. Notes	6.350	10/01/36	115	146,763
Berkshire Hathaway Energy Co., Sr. Unsec’d. Notes	6.125	04/01/36	120	144,496
CenterPoint Energy Houston Electric LLC, Gen. Ref. Mtge.	6.950	03/15/33	120	160,271
Duke Energy Carolinas LLC, First Mortgage	6.050	04/15/38	55	68,993
El Paso Electric Co., Sr. Unsec’d. Notes	6.000	05/15/35	135	162,850
FirstEnergy Corp., Sr. Unsec’d. Notes	2.750	03/15/18	180	180,491
FirstEnergy Transmission LLC, Sr. Unsec’d. Notes, 144A	5.450	07/15/44	50	51,520
Florida Power & Light Co., First Mortgage	5.950	10/01/33	60	75,051
Iberdrola International BV (Spain), Gtd. Notes	6.750	09/15/33	30	34,993
Niagara Mohawk Power Corp., Sr. Unsec’d. Notes, 144A	4.881	08/15/19	100	109,518
NiSource Finance Corp., Gtd. Notes	4.800	02/15/44	40	41,374
NiSource Finance Corp., Gtd. Notes	5.450	09/15/20	70	78,699
NSTAR LLC, Sr. Unsec’d. Notes	4.500	11/15/19	90	97,409
Public Service Co. of Colorado, First Mortgage	4.300	03/15/44	35	35,723
Public Service Co. of New Mexico, Sr. Unsec’d. Notes	7.950	05/15/18	55	62,532
Public Service Electric & Gas Co., Sr. Sec’d. Notes, MTN	5.800	05/01/37	125	153,959
Xcel Energy, Inc., Sr. Unsec’d. Notes	4.800	09/15/41	105	108,507
Xcel Energy, Inc., Sr. Unsec’d. Notes	5.613	04/01/17	36	38,134

				1,787,824

See Notes to Financial Statements.

Prudential Balanced Fund	57

Portfolio of Investments

as of September 30, 2015 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Engineering/Construction
Odebrecht Finance Ltd. (Brazil), Gtd. Notes, 144A (original cost $210,000; purchased 06/19/14)(a)(d)	5.250%	06/27/29	210	$109,200

Entertainment
GLP Capital LP/GLP Financing II, Inc., Gtd. Notes	4.375	11/01/18	150	151,125

Environmental Control
Clean Harbors, Inc., Gtd. Notes(b)	5.250	08/01/20	125	126,250

Food 0.1%
Kraft Heinz Foods Co., Gtd. Notes, 144A	5.000	07/15/35	100	104,459
Tyson Foods, Inc., Gtd. Notes	6.600	04/01/16	150	154,117

				258,576

Forest & Paper Products 0.1%
Georgia-Pacific LLC, Gtd. Notes, 144A (original cost $39,765; purchased 10/27/10)(a)(d)	5.400	11/01/20	40	44,822
International Paper Co., Sr. Unsec’d. Notes(b)	6.000	11/15/41	30	32,299
International Paper Co., Sr. Unsec’d. Notes	7.300	11/15/39	175	214,175

				291,296

Gas
Dominion Gas Holdings LLC, Sr. Unsec’d. Notes	4.800	11/01/43	10	9,830

Healthcare Services 0.4%
Cigna Corp., Sr. Unsec’d. Notes	5.875	03/15/41	50	58,010
Cigna Corp., Sr. Unsec’d. Notes	6.150	11/15/36	140	160,116
Fresenius Medical Care U.S. Finance II, Inc. (Germany), Gtd. Notes, 144A	4.125	10/15/20	175	174,562
HCA, Inc., Sr. Sec’d. Notes	4.250	10/15/19	55	55,550
HCA, Inc., Sr. Sec’d. Notes	4.750	05/01/23	200	200,700
HCA, Inc., Sr. Sec’d. Notes	5.250	04/15/25	100	102,125
Laboratory Corp. of America Holdings, Sr. Unsec’d. Notes	3.200	02/01/22	20	19,907
Laboratory Corp. of America Holdings, Sr. Unsec’d. Notes	5.625	12/15/15	250	252,060
LifePoint Hospitals, Inc., Gtd. Notes	6.625	10/01/20	125	129,278
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	4.625	07/15/35	60	63,308

See Notes to Financial Statements.

58

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Healthcare Services (cont’d.)
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	6.000%	06/15/17	60	$64,769
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	6.625	11/15/37	80	102,873
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	6.875	02/15/38	95	126,502
WellPoint, Inc., Sr. Unsec’d. Notes	4.625	05/15/42	45	44,340
WellPoint, Inc., Sr. Unsec’d. Notes	4.650	01/15/43	30	29,420

				1,583,520

Healthcare-Products 0.4%
Becton Dickinson and Co., Sr. Unsec’d. Notes	3.734	12/15/24	140	142,523
Mallinckrodt International Finance SA, Gtd. Notes	3.500	04/15/18	175	169,750
Medtronic, Inc., Gtd. Notes	3.500	03/15/25	440	448,951
Medtronic, Inc., Gtd. Notes	4.375	03/15/35	185	187,015
St. Jude Medical, Inc., Sr. Unsec’d. Notes	2.000	09/15/18	605	606,416

				1,554,655

Home Builder
D.R. Horton, Inc., Gtd. Notes(b)	3.625	02/15/18	150	152,063

Housewares 0.1%
Newell Rubbermaid, Inc., Sr. Unsec’d. Notes	6.250	04/15/18	300	329,776

Insurance 0.8%
Allied World Assurance Co. Holdings Ltd., Gtd. Notes	5.500	11/15/20	80	88,896
Allstate Corp. (The), Sr. Unsec’d. Notes	4.500	06/15/43	20	20,114
American International Group, Inc., Sr. Unsec’d. Notes(b)	4.500	07/16/44	125	122,737
Axis Specialty Finance LLC, Gtd. Notes	5.875	06/01/20	160	180,802
Chubb Corp. (The), Jr. Sub. Notes	6.375(c)	04/15/37	210	207,113
Hartford Financial Services Group, Inc. (The), Sr. Unsec’d. Notes, MTN	6.000	01/15/19	90	100,678
Liberty Mutual Group, Inc., Sr. Unsec’d. Notes, 144A	7.000	03/15/34	180	223,312
Lincoln National Corp., Jr. Sub. Notes(b)	6.050(c)	04/20/67	40	33,600
Lincoln National Corp., Sr. Unsec’d. Notes	6.300	10/09/37	110	133,036
Lincoln National Corp., Sr. Unsec’d. Notes	7.000	06/15/40	130	167,050
Lincoln National Corp., Sr. Unsec’d. Notes	8.750	07/01/19	70	85,500
Markel Corp., Sr. Unsec’d. Notes	5.000	03/30/43	25	25,398

See Notes to Financial Statements.

Prudential Balanced Fund	59

Portfolio of Investments

as of September 30, 2015 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Insurance (cont’d.)
MetLife, Inc., Sr. Unsec’d. Notes	5.700%	06/15/35	135	$157,364
MetLife, Inc., Sr. Unsec’d. Notes	6.375	06/15/34	15	18,573
MetLife, Inc., Sr. Unsec’d. Notes	6.750	06/01/16	50	51,975
New York Life Insurance Co., Sub. Notes, 144A	6.750	11/15/39	110	143,645
Nippon Life Insurance Co. (Japan), Sub. Notes, 144A(b)	5.100(c)	10/16/44	295	303,850
Northwestern Mutual Life Insurance Co. (The), Sub. Notes, 144A	6.063	03/30/40	60	73,062
Ohio National Financial Services, Inc., Sr. Unsec’d. Notes, 144A	6.375	04/30/20	105	120,464
Pacific Life Insurance Co., Sub. Notes, 144A	9.250	06/15/39	140	208,694
Principal Financial Group, Inc., Gtd. Notes	4.625	09/15/42	15	14,763
Progressive Corp. (The), Jr. Sub. Notes	6.700(c)	06/15/37	110	111,100
Teachers Insurance & Annuity Association of America, Sub. Notes, 144A	6.850	12/16/39	240	300,512
Unum Group, Sr. Unsec’d. Notes	5.625	09/15/20	50	56,244
W.R. Berkley Corp., Sr. Unsec’d. Notes	6.150	08/15/19	90	101,924

				3,050,406

Lodging 0.2%
Choice Hotels International, Inc., Gtd. Notes	5.750	07/01/22	200	213,500
Marriott International, Inc., Sr. Unsec’d. Notes	3.250	09/15/22	130	130,254
Starwood Hotels & Resorts Worldwide, Inc., Sr. Unsec’d. Notes	6.750	05/15/18	500	554,429
Wyndham Worldwide Corp., Sr. Unsec’d. Notes	2.500	03/01/18	60	60,083

				958,266

Machinery - Construction & Mining
Caterpillar Financial Services Corp., Sr. Unsec’d. Notes, MTN	5.500	03/15/16	50	51,145

Machinery - Diversified 0.1%
Case New Holland, Inc. (United Kingdom), Gtd. Notes	7.875	12/01/17	125	131,875
Xylem, Inc., Sr. Unsec’d. Notes	4.875	10/01/21	160	175,352

				307,227

See Notes to Financial Statements.

60

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Media 0.5%
21st Century Fox America, Inc., Gtd. Notes	7.625%	11/30/28	125	$160,331
Cablevision Systems Corp., Sr. Unsec’d. Notes	8.625	09/15/17	125	130,313
CCO Holdings LLC/CCO Holdings Capital Corp., Gtd. Notes, 144A(b)	5.375	05/01/25	120	109,350
CCO Safari II LLC, Sr. Sec’d. Notes, 144A	6.384	10/23/35	110	111,292
CCO Safari II LLC, Sr. Sec’d. Notes, 144A	6.484	10/23/45	130	131,150
CCO Safari II LLC, Sr. Sec’d. Notes, 144A	6.834	10/23/55	35	34,897
Comcast Corp., Gtd. Notes	6.450	03/15/37	35	44,294
Comcast Corp., Gtd. Notes	6.950	08/15/37	65	85,553
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Gtd. Notes	5.150	03/15/42	200	187,936
DISH DBS Corp., Gtd. Notes	7.125	02/01/16	150	151,125
Historic TW, Inc., Gtd. Notes	9.150	02/01/23	100	131,734
Time Warner Cable, Inc., Gtd. Notes	5.850	05/01/17	310	328,086
Time Warner Cos., Inc., Gtd. Notes	7.250	10/15/17	160	177,622
Time Warner, Inc., Gtd. Notes	6.200	03/15/40	25	28,723
Time Warner, Inc., Gtd. Notes	6.250	03/29/41	30	34,552
Time Warner, Inc., Gtd. Notes	7.625	04/15/31	10	12,770
Viacom, Inc., Sr. Unsec’d. Notes	4.875	06/15/43	55	43,915
Viacom, Inc., Sr. Unsec’d. Notes	5.850	09/01/43	60	55,546
Videotron Ltd. (Canada), Gtd. Notes	5.000	07/15/22	150	147,750

				2,106,939

Mining 0.1%
BHP Billiton Finance USA Ltd. (Australia), Gtd. Notes(b)	5.000	09/30/43	140	141,603
Glencore Finance Canada Ltd. (Switzerland), Gtd. Notes, 144A	2.050	10/23/15	105	104,895
Goldcorp, Inc. (Canada), Sr. Unsec’d. Notes	3.625	06/09/21	110	105,989
Southern Copper Corp. (Mexico), Sr. Unsec’d. Notes	5.875	04/23/45	20	16,237
Southern Copper Corp. (Mexico), Sr. Unsec’d. Notes(b)	7.500	07/27/35	95	92,192

				460,916

Miscellaneous Manufacturing 0.2%
Actuant Corp., Gtd. Notes	5.625	06/15/22	160	159,600
General Electric Co., Sr. Unsec’d. Notes	4.125	10/09/42	15	14,798

See Notes to Financial Statements.

Prudential Balanced Fund	61

Portfolio of Investments

as of September 30, 2015 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Miscellaneous Manufacturing (cont’d.)
General Electric Co., Sr. Unsec’d. Notes	4.500%	03/11/44	25	$25,907
Koppers, Inc., Gtd. Notes	7.875	12/01/19	200	200,500
SPX Flow, Inc., Gtd. Notes	6.875	09/01/17	225	236,250

				637,055

Oil & Gas 0.4%
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	6.375	09/15/17	300	323,739
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	6.450	09/15/36	50	55,007
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	6.950	06/15/19	25	28,213
BP Capital Markets PLC (United Kingdom), Gtd. Notes	4.500	10/01/20	70	76,955
Devon Financing Corp. LLC, Gtd. Notes	7.875	09/30/31	200	244,710
EOG Resources, Inc., Sr. Unsec’d. Notes	3.900	04/01/35	120	113,391
Helmerich & Payne International Drilling Co., Gtd. Notes(b)	4.650	03/15/25	240	238,918
Nabors Industries, Inc., Gtd. Notes(b)	4.625	09/15/21	140	127,080
Pacific Rubiales Energy Corp. (Colombia), Gtd. Notes, 144A	5.375	01/26/19	100	37,000
Shell International Finance BV (Netherlands), Gtd. Notes	3.250	05/11/25	385	380,710
Valero Energy Corp., Sr. Unsec’d. Notes	4.900	03/15/45	65	57,864

				1,683,587

Packaging & Containers 0.1%
Ball Corp., Gtd. Notes(b)	4.000	11/15/23	250	233,750
Crown Americas LLC/Crown Americas Capital Corp. IV, Gtd. Notes(b)	4.500	01/15/23	150	147,000
Rock-Tenn Co., Gtd. Notes	4.900	03/01/22	95	103,084

				483,834

Pharmaceuticals 0.3%
AbbVie, Inc., Sr. Unsec’d. Notes(b)	3.600	05/14/25	145	143,009
AbbVie, Inc., Sr. Unsec’d. Notes	4.500	05/14/35	235	226,847
Actavis Funding SCS, Gtd. Notes	3.800	03/15/25	115	111,094
Actavis Funding SCS, Gtd. Notes	4.550	03/15/35	265	243,816
Actavis, Inc., Gtd. Notes	6.125	08/15/19	75	84,363
AstraZeneca PLC (United Kingdom), Sr. Unsec’d. Notes	6.450	09/15/37	110	142,181

See Notes to Financial Statements.

62

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Pharmaceuticals (cont’d.)
Mylan, Inc., Gtd. Notes	1.800%	06/24/16	50	$49,909
Novartis Capital Corp. (Switzerland), Gtd. Notes	4.400	05/06/44	210	225,505
Zoetis, Inc., Sr. Unsec’d. Notes	4.700	02/01/43	20	17,920

				1,244,644

Pipelines 0.1%
Energy Transfer Partners LP, Sr. Unsec’d. Notes(b)	4.900	03/15/35	35	28,272
Energy Transfer Partners LP, Sr. Unsec’d. Notes	5.150	03/15/45	90	70,207
EnLink Midstream Partners LP, Sr. Unsec’d. Notes(b)	4.150	06/01/25	100	91,731
Enterprise Products Operating LLC, Gtd. Notes	4.850	03/15/44	185	164,922
ONEOK Partners LP, Gtd. Notes	6.200	09/15/43	205	185,928

				541,060

Real Estate
ProLogis LP, Gtd. Notes	6.875	03/15/20	11	12,788

Real Estate Investment Trusts (REITs) 0.1%
Mack-Cali Realty Corp., Sr. Unsec’d. Notes	7.750	08/15/19	115	133,218
Simon Property Group LP, Sr. Unsec’d. Notes	2.800	01/30/17	30	30,568
Simon Property Group LP, Sr. Unsec’d. Notes	3.375	03/15/22	30	30,835

				194,621

Retail 0.2%
CVS Health Corp., Sr. Unsec’d. Notes(b)	4.875	07/20/35	85	89,188
CVS Health Corp., Sr. Unsec’d. Notes	5.125	07/20/45	105	112,870
CVS Health Corp., Sr. Unsec’d. Notes	5.300	12/05/43	35	38,617
Home Depot, Inc. (The), Sr. Unsec’d. Notes	4.200	04/01/43	110	111,087
Limited Brands, Inc., Gtd. Notes	6.625	04/01/21	125	139,063
Lowe’s Cos, Inc., Sr. Unsec’d. Notes	6.500	03/15/29	60	75,796
Macy’s Retail Holdings, Inc., Gtd. Notes	3.875	01/15/22	45	45,822
Target Corp., Sr. Unsec’d. Notes	3.500	07/01/24	60	62,637

				675,080

Software
Oracle Corp., Sr. Unsec’d. Notes	4.300	07/08/34	145	145,377

See Notes to Financial Statements.

Prudential Balanced Fund	63

Portfolio of Investments

as of September 30, 2015 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Telecommunications 0.5%
AT&T Corp., Sr. Unsec’d. Notes(b)	4.800%	06/15/44	235	$217,257
AT&T, Inc., Sr. Unsec’d. Notes	3.400	05/15/25	320	305,439
AT&T, Inc., Sr. Unsec’d. Notes	4.500	05/15/35	45	41,167
AT&T, Inc., Sr. Unsec’d. Notes(b)	4.750	05/15/46	130	119,119
AT&T, Inc., Sr. Unsec’d. Notes	5.350	09/01/40	33	32,598
British Telecommunications PLC (United Kingdom), Sr. Unsec’d. Notes(b)	9.625	12/15/30	50	74,559
Embarq Corp., Sr. Unsec’d. Notes (original cost $84,771; purchased 05/04/11 - 05/11/11)(a)(d)	7.082	06/01/16	75	77,030
Embarq Corp., Sr. Unsec’d. Notes (original cost $59,996; purchased 05/12/06)(a)(d)	7.995	06/01/36	60	61,894
Telefonos de Mexico Sab de CV (Mexico), Gtd. Notes	5.500	11/15/19	40	44,252
Verizon Communications, Inc., Sr. Unsec’d. Notes(b)	4.522	09/15/48	220	193,333
Verizon Communications, Inc., Sr. Unsec’d. Notes	4.672	03/15/55	472	406,439
Verizon Communications, Inc., Sr. Unsec’d. Notes	4.862	08/21/46	65	60,951
Verizon Communications, Inc., Sr. Unsec’d. Notes	5.012	08/21/54	523	476,005

				2,110,043

Textiles
Mohawk Industries, Inc., Sr. Unsec’d. Notes	6.125	01/15/16	119	120,587

Transportation 0.2%
Burlington Northern Santa Fe LLC, Sr. Unsec’d. Notes	4.450	03/15/43	100	96,923
Burlington Northern Santa Fe LLC, Sr. Unsec’d. Notes	6.700	08/01/28	135	168,305
CSX Corp., Sr. Unsec’d. Notes	6.150	05/01/37	170	201,107
Norfolk Southern Corp., Sr. Unsec’d. Notes	2.903	02/15/23	97	94,585
Norfolk Southern Corp., Sr. Unsec’d. Notes	5.590	05/17/25	20	23,106

				584,026

TOTAL CORPORATE BONDS (cost $38,985,325)				40,092,047

See Notes to Financial Statements.

64

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

ASSET-BACKED SECURITIES 4.6%

Collateralized Loan Obligations 2.6%
ACAS CLO Ltd. (Cayman Islands), Series 2013-1A, Class A, 144A	1.467%(c)	04/20/25	250	$248,013
Anchorage Capital CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	1.476(c)	07/13/25	300	297,584
Anchorage Capital CLO Ltd. (Cayman Islands), Series 2014-3A, Class A1, 144A	1.794(c)	04/28/26	300	298,010
Atlas Senior Loan Fund Ltd. (Cayman Islands), Series 2014-6A, Class A, 144A	1.829(c)	10/15/26	250	248,460
Atrium X (Cayman Islands), Series 2015-10A, Class A, 144A	1.409(c)	07/16/25	250	247,419
Battalion CLO VIII Ltd. (Cayman Islands), Series 2015-8A, Class A1, 144A	1.816(c)	04/18/27	250	249,020
Benefit Street Partners CLO V Ltd. (Cayman Islands), Series 2014-VA, Class A, 144A	1.887(c)	10/20/26	250	250,212
Benefit Street Partners CLO VII Ltd. (Cayman Islands), Series 2015-VIIA, Class A1A, 144A	1.811(c)	07/18/27	250	247,768
Blue Hill CLO Ltd. (Cayman Islands), Series 2013-1A, Class A, 144A	1.769(c)	01/15/26	250	250,182
Brookside Mill CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	1.439(c)	04/17/25	250	247,811
Catamaran CLO Ltd. (Cayman Islands), Series 2014-1A, Class A1, 144A	1.837(c)	04/20/26	350	349,628
ECP CLO Ltd. (Cayman Islands), Series 2014-6A, Class A1A, 144A	1.739(c)	07/15/26	250	247,711
Flagship VII CLO Ltd. (Cayman Islands), Series 2013-7A, Class A1, 144A	1.757(c)	01/20/26	300	297,801
Galaxy XVIII CLO Ltd. (Cayman Islands), Series 2014-18A, Class A, 144A	1.759(c)	10/15/26	250	247,822
ING Investment Management CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	1.429(c)	04/15/24	300	295,813
ING Investment Management Co. (Cayman Islands), Series 2013-3A, Class A2, 144A	2.087(c)	01/18/26	300	295,364
Jefferson Mill CLO Ltd. (Cayman Islands), Series 2015-1A, Class A1, 144A	1.782(c)	07/20/27	350	347,807
Magnetite VIII Ltd. (Cayman Islands), Series 2014-8A, Class A, 144A	1.769(c)	04/15/26	850	848,405
Magnetite VIII Ltd. (Cayman Islands), Series 2014-9A, Class A1, 144A	1.715(c)	07/25/26	600	599,024

See Notes to Financial Statements.

Prudential Balanced Fund	65

Portfolio of Investments

as of September 30, 2015 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
Ocean Trails CLO IV (Cayman Islands), Series 2013-4A, Class A, 144A	1.614%(c)	08/13/25	300	$298,529
OZLM Funding IV Ltd. (Cayman Islands), Series 2013-4A, Class A1, 144A	1.445(c)	07/22/25	250	247,639
Palmer Square CLO Ltd. (Cayman Islands), Series 2015-2A, Class A1A, 144A	1.786(c)	07/20/27	250	249,462
Seneca Park CLO Ltd. (Cayman Islands), Series 2014-1A, Class A, 144A	1.769(c)	07/17/26	300	299,544
Shackleton CLO VI (Cayman Islands), Series 2014-6A, Class A1, 144A	1.769(c)	07/17/26	250	249,617
Sheridan Square CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	1.339(c)	04/15/25	300	294,716
Slater Mill Loan Fund LP (Cayman Islands), Series 2012-1A, Class B, 144A	2.971(c)	08/17/22	250	250,578
Sound Point CLO Ltd. (Cayman Islands), Series 2012-1A, Class B, 144A	2.987(c)	10/20/23	250	249,405
THL Credit Wind River CLO Ltd. (Cayman Islands), Series 2015-1A, Class A, 144A	1.781(c)	07/20/27	500	497,354
Tyron Park CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	1.409(c)	07/15/25	300	296,900
Vibrant CLO Ltd. (Cayman Islands), Series 2015-3A, Class A1, 144A	1.917(c)	04/20/26	250	249,086
Voya CLO Ltd. (Cayman Islands), Series 2012-2AR, Class AR, 144A	1.589(c)	10/15/22	750	746,781
Washington Mill CLO Ltd. (Cayman Islands), Series 2014-1A, Class A1, 144A	1.787(c)	04/20/26	350	347,628

				10,391,093

Non-Residential Mortgage-Backed Securities 1.5%
Avis Budget Rental Car Funding AESOP LLC, Series 2015-1A, Class A, 144A	2.500	07/20/21	800	806,909
Avis Budget Rental Car Funding AESOP LLC, Series 2015-2A, Class A, 144A	2.630	12/20/21	500	505,600
Chase Issuance Trust, Series 2007-C1, Class C1	0.667(c)	04/15/19	800	796,333
Ford Credit Auto Owner Trust, Series 2014-2, Class A, 144A	2.310	04/15/26	500	507,126
Ford Credit Auto Owner Trust/Ford Credit, Series 2014-1, Class A, 144A	2.260	11/15/25	300	304,471

See Notes to Financial Statements.

66

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
ASSET-BACKED SECURITIES (Continued)

Non-Residential Mortgage-Backed Securities (cont’d.)
GE Dealer Floorplan Master Note Trust, Series 2015-1, Class A	0.716%(c)	01/20/20	300	$298,488
GMF Floorplan Owner Revolving Trust, Series 2015-1, Class A2, 144A	0.707(c)	05/15/20	200	199,011
Hertz Corp., Series 2015-1A(a)	2.730	03/25/21	700	694,750
Hertz Vehicle Financing II LP, Series 2015-3A, Class A, 144A	2.670	09/25/21	500	499,860
OneMain Financial Issuance Trust, Series 2015-2A, Class A, 144A	2.570	07/18/25	500	498,867
Santander Drive Auto Receivables Trust, Series 2015-4, Class A2B	0.907(c)	12/17/18	300	300,000
Sierra Timeshare Receivables Funding LLC, Series 2013-3A, Class A, 144A	2.200	10/20/30	331	332,491
Springleaf Funding Trust, Series 2015-AA, Class A, 144A	3.160	11/15/24	400	404,220
Synchrony Credit Card Master Note Trust, Series 2015-3, Class A	1.740	09/15/21	200	200,360

				6,348,486

Residential Mortgage-Backed Securities 0.5%
CDC Mortgage Capital Trust, Series 2002-HE3, Class M1	1.844(c)	03/25/33	42	40,120
Countrywide Asset-Backed Certificates, Series 2004-1, Class M1	0.944(c)	03/25/34	344	328,234
Credit-Based Asset Servicing and Securitization LLC, Series 2005-CB6, Class A3	3.919	07/25/35	58	55,481
Equity One Mortgage Pass-Through Trust, Series 2004-3, Class M1	4.931	07/25/34	65	62,045
LSTAR Securities Investment Trust, Series 2015-6, Class A, 144A	2.193(c)	05/01/20	566	561,159
LSTAR Securities Investment Trust, Series 2015-8, Class A1, 144A	2.200(c)	08/01/20	297	293,102
Morgan Stanley ABS Capital I, Inc. Trust, Series 2004-NC1, Class M1	1.244(c)	12/27/33	283	273,033
Morgan Stanley Dean Witter Capital I, Inc. Trust, Series 2002-HE1, Class M1	1.094(c)	07/25/32	63	60,879
Morgan Stanley Dean Witter Capital I, Inc. Trust, Series 2002-NC4, Class M1	1.469(c)	09/25/32	80	78,574

See Notes to Financial Statements.

Prudential Balanced Fund	67

Portfolio of Investments

as of September 30, 2015 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
ASSET-BACKED SECURITIES (Continued)

Residential Mortgage-Backed Securities (cont’d.)
RASC Trust, Series 2004-KS2, Class MI1	4.710%(c)	03/25/34	22	$19,537
Securitized Asset Backed Receivables LLC Trust, Series 2004-OP1, Class M1	0.959(c)	02/25/34	145	136,566

				1,908,730

TOTAL ASSET-BACKED SECURITIES (cost $18,561,030)				18,648,309

COLLATERALIZED MORTGAGE OBLIGATIONS 0.9%
Banc of America Alternative Loan Trust, Series 2005-12, Class 3CB1	6.000	01/25/36	264	221,960
Banc of America Mortgage Trust, Series 2005-A, Class 2A1	2.646(c)	02/25/35	47	46,063
Banc of America Mortgage Trust, Series 2005-B, Class 2A1	2.668(c)	03/25/35	53	49,032
Chase Mortgage Finance Trust, Series 2007-A1, Class 1A5	2.621(c)	02/25/37	140	136,445
Countrywide Alternative Loan Trust, Series 2004-18CB, Class 3A1	5.250	09/25/19	43	43,695
Fannie Mae Connecticut Avenue Securities, Series 2014-C014, Class 1M1	2.144(c)	11/25/24	498	501,446
Fannie Mae Connecticut Avenue Securities, Series 2015-C01, Class 1M1	1.694(c)	02/25/25	115	115,122
Fannie Mae Connecticut Avenue Securities, Series 2015-C02, Class 1M1	1.344(c)	05/25/25	734	730,682
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2015-DNA1, Class M1	1.094(c)	10/25/27	962	957,993
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2015-DNA2, Class M1	1.344(c)	12/25/27	391	390,928
JPMorgan Mortgage Trust, Series 2007-A1, Class 4A1	2.727(c)	07/25/35	79	79,344
MASTR Alternative Loan Trust, Series 2003-8, Class 4A1	7.000	12/25/33	6	6,040
MASTR Alternative Loan Trust, Series 2004-4, Class 4A1	5.000	04/25/19	48	49,304
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-1, Class 4A3	2.560(c)	02/25/34	81	80,098
Washington Mutual Mortgage Pass-Through Certificates, Series 2005-1, Class 3A	5.000	03/25/20	23	22,675

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (cost $3,483,395)				3,430,827

See Notes to Financial Statements.

68

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

COMMERCIAL MORTGAGE-BACKED SECURITIES 5.2%
Banc of America Commercial Mortgage Trust, Series 2006-6, Class A3	5.369%	10/10/45	600	$602,804
Banc of America Commercial Mortgage Trust, Series 2007-2, Class A1A	5.733(c)	04/10/49	877	919,431
Citigroup Commercial Mortgage Trust, Series 2007-C6, Class A4	5.900(c)	12/10/49	100	105,598
Citigroup Commercial Mortgage Trust, Series 2013-GC11, Class A3	2.815	04/10/46	100	100,867
Citigroup Commercial Mortgage Trust, Series 2014-GC21, Class A4	3.575	05/10/47	420	439,244
Citigroup Commercial Mortgage Trust, Series 2015-GC29, Class A3	2.935	04/10/48	200	197,072
Citigroup Commercial Mortgage Trust, Series 2015-P1, Class A4	3.462	09/15/48	600	613,581
COMM Mortgage Trust, Series 2013-CR7, Class A3	2.929	03/10/46	200	202,666
COMM Mortgage Trust, Series 2013-CR8, Class A4	3.334	06/10/46	600	625,180
COMM Mortgage Trust, Series 2014-CR15, Class A2	2.928	02/10/47	400	414,553
COMM Mortgage Trust, Series 2014-CR18, Class A4	3.550	07/15/47	400	418,728
COMM Mortgage Trust, Series 2014-UBS3, Class A2	2.844	06/10/47	300	309,970
COMM Mortgage Trust, Series 2014-UBS4, Class A4	3.420	08/10/47	700	720,800
COMM Mortgage Trust, Series 2015-LC21, Class A3	3.445	07/10/48	700	721,568
COMM Mortgage Trust, Series 2005-GG5, Class AM	5.277(c)	04/10/37	268	267,952
Credit Suisse Commercial Mortgage Trust, Series 2006-C1, Class A4	5.609(c)	02/15/39	476	476,371
Csail Commercial Mortgage Trust, Series 2015-C2, Class A3	3.231	06/15/57	800	807,018
Fannie Mae-ACES, Series 2014-M2, Class A2	3.513(c)	12/25/23	375	404,738
Fannie Mae-ACES, Series 2015-M10, Class A2	3.092(c)	04/25/27	800	822,579
FHLMC Multifamily Structured Pass-Through Certificates, Series K017, Class A2	2.873	12/25/21	500	522,933
FHLMC Multifamily Structured Pass-Through Certificates, Series K020, Class A2	2.373	05/25/22	1,000	1,005,980

See Notes to Financial Statements.

Prudential Balanced Fund	69

Portfolio of Investments

as of September 30, 2015 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
FHLMC Multifamily Structured Pass-Through Certificates, Series K020, Class X1, I/O	1.593%(c)	05/25/22	2,893	$226,819
FHLMC Multifamily Structured Pass-Through Certificates, Series K021, Class X1, I/O	1.629(c)	06/25/22	875	71,311
FHLMC Multifamily Structured Pass-Through Certificates, Series K025, Class X1, I/O	1.020(c)	10/25/22	1,477	75,465
FHLMC Multifamily Structured Pass-Through Certificates, Series K029, Class A2	3.320(c)	02/25/23	800	850,137
FHLMC Multifamily Structured Pass-Through Certificates, Series K030, Class A2	3.250(c)	04/25/23	300	317,396
FHLMC Multifamily Structured Pass-Through Certificates, Series K034, Class A2	3.531(c)	07/25/23	400	430,016
FHLMC Multifamily Structured Pass-Through Certificates, Series K501, Class X1A, I/O	1.726(c)	08/25/16	885	7,243
FHLMC Multifamily Structured Pass-Through Certificates, Series K710, Class X1, I/O	1.904(c)	05/25/19	2,423	131,680
FHLMC Multifamily Structured Pass-Through Certificates, Series K711, Class X1, I/O	1.824(c)	07/25/19	2,438	129,616
GS Mortgage Securities Trust, Series 2015-GC28, Class A4	3.136	02/10/48	400	402,338
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2013-C16, Class A2	3.070	12/15/46	700	726,571
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-CB16, Class ASB	5.523	05/12/45	72	72,027
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-CBX, Class A3	3.139	06/15/45	266	272,361
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-LC9, Class A4	2.611	12/15/47	200	199,475
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C10, Class A4	2.875	12/15/47	500	504,208
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-LC11, Class A4	2.694	04/15/46	200	199,427
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-2, Class A4	6.062(c)	06/12/46	360	366,714
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-6, Class A2	5.331	03/12/51	201	203,388
ML-CFC Commercial Mortgage Trust, Series 2015-4, Class AM	5.204	12/12/49	1,000	1,037,166
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C8, Class A3	2.863	12/15/48	200	200,923

See Notes to Financial Statements.

70

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C23, Class A3	3.451%	07/15/50	600	$616,082
Morgan Stanley Capital I Trust, Series 2006-IQ11, Class A4	5.890(c)	10/15/42	301	301,425
Morgan Stanley Capital I Trust, Series 2007-HQ11, Class A31	5.439	02/12/44	22	21,626
Morgan Stanley Capital I Trust, Series 2007-HQ11, Class AAB	5.444	02/12/44	197	196,732
PNC Commercial Mortgage Acceptance Corp., Series 1998-C2, Class X, I/O	2.262(c)	09/15/30	100	1,733
UBS-Barclays Commercial Mortgage Trust, Series 2012-C4, Class A4	2.792	12/10/45	200	201,350
UBS-Barclays Commercial Mortgage Trust, Series 2013-C5, Class A3	2.920	03/10/46	500	504,992
UBS-Barclays Commercial Mortgage Trust, Series 2013-C6, Class A3	2.971	04/10/46	200	202,541
Wachovia Bank Commercial Mortgage Trust, Series 2007-C34, Class A1A	5.608	05/15/46	985	1,036,096
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS2, Class A4	3.498	07/15/58	800	820,184

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $21,043,363)				21,026,675

FOREIGN AGENCIES 0.5%
Comision Federal de Electricidad (Mexico), Sr. Unsec’d. Notes, 144A(b)	4.875	01/15/24	200	202,518
Export-Import Bank of Korea (South Korea), Sr. Unsec’d. Notes	5.125	06/29/20	100	111,928
Pemex Project Funding Master Trust (Mexico), Gtd. Notes	6.625	06/15/35	255	239,062
Petrobras Global Finance BV (Brazil), Gtd. Notes	2.000	05/20/16	195	187,200
Petroleos Mexicanos (Mexico), Gtd. Notes	3.500	01/30/23	115	103,500
Petroleos Mexicanos (Mexico), Gtd. Notes	4.875	01/18/24	65	62,914
Petroleos Mexicanos (Mexico), Gtd. Notes	5.500	01/21/21	300	315,435
Petroleos Mexicanos (Mexico), Gtd. Notes	6.500	06/02/41	85	78,183
RSHB Capital SA For OJSC Russian Agricultural Bank (Russia), Sr. Unsec’d. Notes, 144A	6.299	05/15/17	200	202,024
Sinopec Group Overseas Development 2014 Ltd. (China), Gtd. Notes, 144A(b)	1.750	04/10/17	250	249,935

See Notes to Financial Statements.

Prudential Balanced Fund	71

Portfolio of Investments

as of September 30, 2015 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
FOREIGN AGENCIES (Continued)
Sinopec Group Overseas Development 2015 Ltd. (China), Gtd. Notes, 144A	2.500%	04/28/20	200	$197,096
State Grid Overseas Investment 2014 Ltd. (China), Gtd. Notes, 144A	2.750	05/07/19	200	203,220

TOTAL FOREIGN AGENCIES (cost $2,221,886)				2,153,015

MUNICIPAL BONDS 0.4%

California 0.1%
Bay Area Toll Authority, Taxable, Revenue Bonds, BABs	6.263	04/01/49	220	292,490
State of California, GO, Tax. Var. Purp., BABs	7.500	04/01/34	15	21,034
State of California, GO, BABs	7.300	10/01/39	210	290,401

				603,925

Illinois
City of Chicago IL, O’Hare Int’l. Arpt., BABs	6.395	01/01/40	160	197,882

New Jersey 0.1%
New Jersey State Turnpike Auth. Rev., Tax. Issuer Subs., Ser. F, BABs	7.414	01/01/40	165	228,159

New York 0.1%
New York City Trans. Fin. Auth., Tax. Future, Tax. Secd. Sub., Ser. C-2, BABs	5.767	08/01/36	190	229,622

Ohio
Ohio State University Gen., BABs	4.910	06/01/40	65	74,036
Ohio State Water Development Auth. Wtr. Poll. Ctl. Rev., Taxable Ld. Fd. B-2 Wtr. Quality, BABs	4.879	12/01/34	45	50,769

				124,805

Oregon
Oregon State Department of Trans. Hwy. User Tax Rev., Taxable Sub. Lien, Ser. A, BABs	5.834	11/15/34	70	88,322

See Notes to Financial Statements.

72

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
MUNICIPAL BONDS (Continued)

Pennsylvania
Pennsylvania Turnpike Commission Rev., Ser. B, BABs	5.511%	12/01/45	80	$92,872

Tennessee 0.1%
Metropolitan Government of Nashville & Davidson County Convention Center Auth., Taxable Sub. B, Direct Pay, BABs	6.731	07/01/43	160	201,317

TOTAL MUNICIPAL BONDS (cost $1,401,459)				1,766,904

SOVEREIGN BONDS 0.5%
Brazilian Government International Bond (Brazil), Sr. Unsec’d. Notes(b)	4.250	01/07/25	400	350,000
Colombia Government International Bond (Colombia), Sr. Unsec’d. Notes	4.000	02/26/24	225	218,025
Hungary Government International Bond (Hungary), Sr. Unsec’d. Notes	4.000	03/25/19	90	93,375
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, RegS	4.875	05/05/21	200	206,494
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, 144A	5.875	03/13/20	200	217,957
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes, MTN	3.625	03/15/22	100	100,900
Panama Government International Bond (Panama), Sr. Unsec’d. Notes	5.200	01/30/20	100	107,875
Poland Government International Bond (Poland), Sr. Unsec’d. Notes	3.000	03/17/23	160	159,705
Romanian Government International Bond (Romania), Sr. Unsec’d. Notes, RegS	6.125	01/22/44	50	58,125
Romanian Government International Bond (Romania), Sr. Unsec’d. Notes, 144A(b)	4.875	01/22/24	30	32,362
Turkey Government International Bond (Turkey), Sr. Unsec’d. Notes	7.000	06/05/20	190	209,950
United Mexican States (Mexico), Sr. Unsec’d. Notes, MTN	4.750	03/08/44	118	107,675

TOTAL SOVEREIGN BONDS (cost $1,922,637)				1,862,443

See Notes to Financial Statements.

Prudential Balanced Fund	73

Portfolio of Investments

as of September 30, 2015 continued

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 1)

U.S. GOVERNMENT AGENCY OBLIGATIONS 12.5%
Federal Home Loan Bank	1.830%	07/29/20		280	$284,242
Federal Home Loan Bank	4.000	02/01/41		633	676,227
Federal Home Loan Bank	5.500	07/15/36		135	178,510
Federal Home Loan Mortgage Corp.	2.236(c)	12/01/35		52	54,675
Federal Home Loan Mortgage Corp.	2.375	01/13/22		790	813,628
Federal Home Loan Mortgage Corp.	3.000	TBA		500	519,199
Federal Home Loan Mortgage Corp.	3.000	TBA		2,000	2,020,516
Federal Home Loan Mortgage Corp.	3.000	06/01/29		424	442,930
Federal Home Loan Mortgage Corp.	3.500	TBA		1,500	1,560,703
Federal Home Loan Mortgage Corp.	3.500	08/01/26		427	453,128
Federal Home Loan Mortgage Corp.	4.000	TBA		500	532,252
Federal Home Loan Mortgage Corp.	4.000	06/01/26-11/01/39		709	758,343
Federal Home Loan Mortgage Corp.	4.500	TBA		500	541,094
Federal Home Loan Mortgage Corp.	4.500	10/01/39		423	459,904
Federal Home Loan Mortgage Corp.	5.000	07/01/18-10/01/35		370	399,394
Federal Home Loan Mortgage Corp.	5.500	12/01/33-10/01/37		329	366,247
Federal Home Loan Mortgage Corp.	6.000	01/01/34		84	94,530
Federal Home Loan Mortgage Corp.	7.000	10/01/31-05/01/32		48	55,793
Federal National Mortgage Assoc.(f)	1.500	06/22/20		510	510,000
Federal National Mortgage Assoc.(b)	1.625	01/21/20		390	394,021
Federal National Mortgage Assoc.	1.875	02/19/19		30	30,694
Federal National Mortgage Assoc.	2.152(c)	07/01/37		212	224,083
Federal National Mortgage Assoc.	2.625	09/06/24		290	296,976
Federal National Mortgage Assoc.	3.000	TBA		2,500	2,603,320
Federal National Mortgage Assoc.	3.000	TBA		750	760,078
Federal National Mortgage Assoc.	3.000	TBA		2,000	2,022,656
Federal National Mortgage Assoc.	3.000	12/01/42-07/01/43		1,333	1,355,000
Federal National Mortgage Assoc.	3.500	TBA		3,000	3,122,789
Federal National Mortgage Assoc.	3.500	06/01/39		244	254,967
Federal National Mortgage Assoc.(g)	3.500	05/01/42		2,430	2,541,322
Federal National Mortgage Assoc.	4.000	TBA	(h)	2,000	2,133,360
Federal National Mortgage Assoc.	4.000	TBA		2,500	2,661,817
Federal National Mortgage Assoc.	4.500	TBA		1,750	1,897,027
Federal National Mortgage Assoc.	4.500	07/01/19-08/01/40		884	958,268
Federal National Mortgage Assoc.	5.000	TBA		2,000	2,203,633
Federal National Mortgage Assoc.	5.000	10/01/18-02/01/36		237	258,920
Federal National Mortgage Assoc.	5.500	12/01/16-07/01/34		540	608,480
Federal National Mortgage Assoc.	6.000	09/01/17-08/01/38		1,004	1,140,149
Federal National Mortgage Assoc.	6.500	07/01/17-10/01/37		693	804,814
Federal National Mortgage Assoc.	7.000	06/01/32		27	32,146

See Notes to Financial Statements.

74

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 1)
U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Federal National Mortgage Assoc.	7.500%	09/01/30		2	$2,350
Federal National Mortgage Assoc.	8.000	12/01/23		4	3,962
Federal National Mortgage Assoc.	8.500	02/01/28		5	5,885
Financing Corp., FICO Strip Principal	1.282(i)	10/06/17		383	376,178
Financing Corp., FICO Strip Principal, Series D-P	1.583(i)	09/26/19		100	93,961
Government National Mortgage Assoc.	3.000	TBA		500	510,225
Government National Mortgage Assoc.	3.000	03/15/45-08/20/45		996	1,017,593
Government National Mortgage Assoc.	3.500	TBA	(h)	2,000	2,095,546
Government National Mortgage Assoc.	3.500	TBA		3,500	3,659,139
Government National Mortgage Assoc.	4.000	TBA		1,500	1,598,116
Government National Mortgage Assoc.	4.500	06/20/41		696	756,414
Government National Mortgage Assoc.	5.000	10/20/37		59	63,532
Government National Mortgage Assoc.	5.500	07/15/33-02/15/36		724	815,125
Government National Mortgage Assoc.	6.500	09/15/23-08/15/32		207	238,051
Government National Mortgage Assoc.	7.000	06/15/24-05/15/31		39	45,695
Government National Mortgage Assoc.	7.500	04/15/29-05/15/31		6	5,775
Government National Mortgage Assoc.	8.000	08/15/22-06/15/25		52	58,527
Hashemite Kingdom of Jordan Government USAID Bond, Gov’t. Gtd. Notes	2.578	06/30/22		575	594,069
Hashemite Kingdom of Jordan Government USAID Bond, Gov’t. Gtd. Notes(b)	3.000	06/30/25		315	325,031
Residual Funding Corp. Strip Principal, Bonds	1.825(i)	10/15/19		195	182,643
Residual Funding Corp. Strip Principal, Sr. Unsec’d. Notes	2.066(i)	07/15/20		704	647,678

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $49,015,254)					50,121,330

U.S. TREASURY OBLIGATIONS 4.5%
U.S. Treasury Bonds	2.000	08/15/25		685	681,379
U.S. Treasury Bonds	2.750	11/15/42		1,720	1,674,582
U.S. Treasury Bonds	2.875	05/15/43-08/15/45		280	279,699
U.S. Treasury Bonds(b)	3.000	05/15/45		265	271,190
U.S. Treasury Inflation Indexed Bonds, TIPS	0.125	04/15/20		4,285	4,257,697
U.S. Treasury Inflation Indexed Bonds, TIPS	0.375	07/15/25		367	357,812

See Notes to Financial Statements.

Prudential Balanced Fund	75

Portfolio of Investments

as of September 30, 2015 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
U.S. TREASURY OBLIGATIONS (Continued)
U.S. Treasury Notes	1.000%	09/15/17-09/15/18	955	$958,049
U.S. Treasury Notes	1.375	12/31/18	85	85,961
U.S. Treasury Notes	1.500	12/31/18-05/31/19	195	197,950
U.S. Treasury Notes	1.625	04/30/19	2,505	2,550,664
U.S. Treasury Notes(f)	2.000	02/28/21	740	758,635
U.S. Treasury Notes	2.000	05/31/21	85	87,030
U.S. Treasury Notes	2.125	09/30/21	2,770	2,850,070
U.S. Treasury Notes	2.250	03/31/21	515	534,674
U.S. Treasury Notes	3.125	05/15/19	600	642,594
U.S. Treasury Strip Coupon	2.404(i)	08/15/21	735	664,211
U.S. Treasury Strip Coupon	2.502(i)	11/15/30	640	430,202
U.S. Treasury Strip Principal	2.351(i)	05/15/43	360	156,062
U.S. Treasury Strip Principal	3.505(i)	05/15/44	975	410,129

TOTAL U.S. TREASURY OBLIGATIONS (cost $17,669,751)				17,848,590

TOTAL LONG-TERM INVESTMENTS (cost $360,971,589)				395,425,796

			Shares

SHORT-TERM INVESTMENTS 12.8%

AFFILIATED MUTUAL FUNDS 12.7%
Prudential Investment Portfolios 2 - Prudential Core Short-Term Bond Fund (cost $21,569,257)(Note 3)(j)			2,225,893	20,745,322
Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $30,440,796; includes $10,505,677 of cash collateral for securities on loan)(Note 3)(j)(k)			30,440,796	30,440,796

TOTAL AFFILIATED MUTUAL FUNDS (cost $52,010,053)				51,186,118

See Notes to Financial Statements.

76

Description		Counterparty	Notional Amount (000)#	Value (Note 1)
OPTIONS PURCHASED*

Call Options
10 Year U.S. Treasury Notes, expiring 10/23/15, Strike Price $127.50			4,000	$58,750
10 Year U.S. Treasury Notes, expiring 10/23/15, Strike Price $130.50			4,000	5,625
Interest Rate Swap Options, Receive a fixed rate of 0.75% and pay a floating rate based on 3 Month LIBOR		Citigroup Global Markets	5,445	1,385
Receive a fixed rate of 1.75% and pay a floating rate based on 3 Month LIBOR		Citigroup Global Markets	5,445	84,242

				150,002

Put Options
90 Day Euro Dollar Futures, expiring 12/14/15, Strike Price $99.13			59,750	1,493
90 Day Euro Dollar Futures, expiring 12/14/15, Strike Price $99.38			59,750	1,494

				2,987

TOTAL OPTIONS PURCHASED (cost $116,711)				152,989

	Interest Rate	Maturity Date	Principal Amount (000)#
U.S. TREASURY OBLIGATION 0.1%
U.S. Treasury Bill (cost $389,650)(g)	0.214%(l)	03/03/16	390	389,956

TOTAL SHORT-TERM INVESTMENTS (cost $52,516,414)				51,729,063

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN 111.2% (cost $413,488,003) (Note 5)				447,154,859

See Notes to Financial Statements.

Prudential Balanced Fund	77

Portfolio of Investments

as of September 30, 2015 continued

Description	Counterparty	Notional Amount (000)#	Value (Note 1)
OPTIONS WRITTEN*

Call Options
10 Year U.S. Treasury Notes, expiring 10/23/15, Strike Price $129.00		8,000	$(42,500)
Interest Rate Swap Options, Pay a fixed rate of 1.25% and receive a floating rate based on 3 Month LIBOR	Citigroup Global Markets	10,890	(34,099)

			(76,599)

Put Option
90 Day Euro Dollar Futures, expiring 12/14/15, Strike Price $99.25		119,500	(2,988)

TOTAL OPTIONS WRITTEN (premiums received $68,760)			(79,587)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN 111.2% (cost $413,419,243) (Note 5)			447,075,272
Liabilities in excess of other assets(m) (11.2)%			(45,082,112)

NET ASSETS 100.0%			$401,993,160

The following abbreviations are used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

RegS—Regulation S. Security was purchased pursuant to Regulation S and may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

ABS—Asset-Backed Security

ACES—Alternative Credit Enhancements Securities

BABs—Build America Bonds

CDS—Credit Default Swap

CDX—Credit Derivative Index

CLO—Collateralized Loan Obligation

CVA—Certificate Van Aandelen (Bearer)

FHLMC—Federal Home Loan Mortgage Corp.

FICO—Financing Corp.

FTSE—Financial Times Stock Exchange

GMTN—Global Medium Term Note

See Notes to Financial Statements.

78

GO—General Obligation

I/O—Interest Only

LIBOR—London Interbank Offered Rate

MTN—Medium Term Note

OTC—Over-the-counter

REIT—Real Estate Investment Trust

RSP—Non-Voting Shares

SDR—Swedish Depositary Receipt

TBA—To Be Announced

TIPS—Treasury Inflation-Protected Securities

TOPIX—Tokyo Stock Price Index

USAID—United States Agency for International Development

MXN—Mexican Peso

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
*	Non-income producing security.
(a)	Indicates a security or securities that have been deemed illiquid. (unaudited)
(b)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $10,274,232; cash collateral of $10,505,677 (included in liabilities) was received with which the Series purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at September 30, 2015.
(d)	Indicates a restricted security; the aggregate original cost of the restricted securities is $979,129. The aggregate value of $923,196 is approximately 0.2% of net assets.
(e)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post maturity.
(f)	Represents security, or a portion thereof, segregated as collateral for swap agreements.
(g)	Represents security, or a portion thereof, segregated as collateral for futures contracts.
(h)	All or partial principal amount represents “TBA” mortgage dollar rolls. The aggregate mortgage dollar roll principal amount of $4,000,000 is approximately 1.0% of net assets.
(i)	Represents zero coupon bond or principal only securities. Rate represents yield to maturity at purchase date.
(j)	Prudential Investments LLC, the manager of the Series, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund and the Prudential Investment Portfolios 2 - Prudential Core Short-Term Bond Fund.
(k)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(l)	Rate reflects yield to maturity at purchase date.

See Notes to Financial Statements.

Prudential Balanced Fund	79

Portfolio of Investments

as of September 30, 2015 continued

(m)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at September 30, 2015:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at September 30, 2015	Unrealized Appreciation (Depreciation)(1)
	Long Positions:
87	2 Year U.S. Treasury Notes	Dec. 2015	$19,019,169	$19,055,719	$36,550
88	5 Year U.S. Treasury Notes	Dec. 2015	10,527,648	10,605,375	77,727
86	10 Year U.S. Treasury Notes	Dec. 2015	10,974,088	11,071,156	97,068
7	Euro STOXX 50	Dec. 2015	250,264	241,773	(8,491)
2	FTSE 100 Index	Dec. 2015	184,337	182,089	(2,248)
2	MSCI EAFE Index Mini	Dec. 2015	170,935	164,950	(5,985)
22	S&P 500 E-Mini	Dec. 2015	2,138,384	2,099,570	(38,814)
1	TOPIX Index	Dec. 2015	121,494	117,659	(3,835)
15	U.S. Ultra Treasury Bonds	Dec. 2015	2,396,378	2,406,094	9,716

					161,688

	Short Position:
7	U.S. Long Bonds	Dec. 2015	1,087,584	1,101,406	(13,822)

					$147,866

(1)	A U.S. Treasury Obligation with a market value of $389,956 has been segregated with Goldman Sachs & Co. and a U.S. Government Agency Obligation with a market value of $464,358 has been segregated with JPMorgan Chase to cover requirements for open future contracts at September 30, 2015.

Interest rate swap agreements outstanding at September 30, 2015:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Depreciation	Counterparty
OTC swap agreements:
382	05/17/18	0.989%	3 Month LIBOR(1)	$(2,042)	$—	$(2,042)	Credit Suisse First Boston Corp.

See Notes to Financial Statements.

80

Interest rate swap agreements outstanding at September 30, 2015 (Continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at September 30, 2015	Unrealized Depreciation
	Exchange-traded swap agreements:
	1,885	12/24/17	1.384%	3 Month LIBOR(1)	$492	$(23,668)	$(24,160)
	1,650	09/04/20	1.585%	3 Month LIBOR(1)	156	(15,863)	(16,019)
	3,605	12/31/21	1.831%	3 Month LIBOR(1)	11,881	(50,612)	(62,493)
	2,755	12/31/21	1.950%	3 Month LIBOR(1)	13,856	(58,451)	(72,307)
	7,175	05/31/22	2.200%	3 Month LIBOR(1)	(6,184)	(250,111)	(243,927)
	1,250	05/31/22	2.217%	3 Month LIBOR(1)	157	(44,923)	(45,080)
MXN	11,100	08/19/24	6.010%	28 Day Mexican Interbank Rate(2)	(2,045)	(11,806)	(9,761)
	700	09/08/24	2.569%	3 Month LIBOR(1)	156	(37,537)	(37,693)
	930	09/04/25	2.214%	3 Month LIBOR(1)	157	(17,617)	(17,774)

					$18,626	$(510,588)	$(529,214)

(1)	The Series pays the fixed rate and receives the floating rate.
(2)	The Series pays the floating rate and receives the fixed rate.

Credit default swap agreements outstanding at September 30, 2015:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(2)	Value at Trade Date	Value at September 30, 2015(3)	Unrealized Appreciation
Exchange-traded credit default swaps on credit indices—Buy Protection(1):
CDX.NA.IG.24.V1	06/20/20	1.000%	6,000	$(109,852)	$(30,430)	$79,422

A U.S. Treasury Obligation and a U.S. Government Agency Obligation with a combined market value of $873,598 has been segregated with Citigroup Global Markets to cover requirements for open exchange-traded interest rate and credit default swap contracts at September 30, 2015.

The Series entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)	If the Series is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Series will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Notes to Financial Statements.

Prudential Balanced Fund	81

Portfolio of Investments

as of September 30, 2015 continued

(2)	Notional amount represents the maximum potential amount the Series could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(3)	The fair value of credit default swap agreements on credit indices serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as the reporting date. Increasing fair value in absolute terms when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Various inputs are used in determining the value of the Series’ investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of September 30, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$219,919,191	$17,898,509	$—
Exchange Traded Funds	504,416	—	—
Preferred Stocks	77,070	76,470	—
Corporate Bonds	—	40,092,047	—
Asset-Backed Securities
Collateralized Loan Obligations	—	10,391,093	—
Non-Residential Mortgage-Backed Securities	—	5,653,736	694,750
Residential Mortgage-Backed Securities	—	1,908,730	—
Collateralized Mortgage Obligations	—	3,430,827	—
Commercial Mortgage-Backed Securities	—	21,026,675	—
Foreign Agencies	—	2,153,015	—
Municipal Bonds	—	1,766,904	—
Sovereign Bonds	—	1,862,443	—
U.S. Government Agency Obligations	—	50,121,330	—
U.S. Treasury Obligations	—	18,238,546	—

See Notes to Financial Statements.

82

	Level 1	Level 2	Level 3
Affiliated Mutual Funds	$51,186,118	$—	$—
Options Purchased	67,362	85,627	—
Options Written	(45,488)	(34,099)	—
Other Financial Instruments*
Financial Futures Contracts	147,866	—	—
Exchange-traded interest rate swaps	—	(529,214)	—
OTC interest rate swap	—	(2,042)	—
Exchange-traded credit default swap	—	79,422	—

Total	$271,856,535	$174,220,019	$694,750

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and exchange-traded swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and over-the-counter swap contracts which are recorded at fair value.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of September 30, 2015 were as follows (Unaudited):

Affiliated Mutual Funds (including 2.6% of collateral for securities on loan)	12.7%
U.S. Government Agency Obligations	12.5
Banks	7.0
Commercial Mortgage-Backed Securities	5.2
U.S. Treasury Obligations	4.6
Pharmaceuticals	3.4
Oil, Gas & Consumable Fuels	3.2
Software	2.7
Collateralized Loan Obligations	2.6
Technology Hardware, Storage & Peripherals	2.5
Biotechnology	2.4
Insurance	2.3
Media	1.8
Diversified Telecommunication Services	1.8
Health Care Providers & Services	1.8
Real Estate Investment Trusts (REITs)	1.8
Aerospace & Defense	1.7
Semiconductors & Semiconductor Equipment	1.7
IT Services	1.7
Internet Software & Services	1.7
Specialty Retail	1.6
Beverages	1.6
Non-Residential Mortgage-Backed Securities	1.5
Capital Markets	1.4
Industrial Conglomerates	1.4
Household Products	1.3%
Diversified Financial Services	1.3
Health Care Equipment & Supplies	1.3
Chemicals	1.3
Hotels, Restaurants & Leisure	1.2
Electric Utilities	1.1
Food & Staples Retailing	1.1
Tobacco	1.0
Communications Equipment	1.0
Internet & Catalog Retail	0.9
Food Products	0.9
Collateralized Mortgage Obligations	0.9
Multiline Retail	0.8
Air Freight & Logistics	0.8
Textiles, Apparel & Luxury Goods	0.7
Airlines	0.5
Foreign Agencies	0.5
Telecommunications	0.5
Real Estate Management & Development	0.5
Life Sciences Tools & Services	0.5
Residential Mortgage-Backed Securities	0.5
Machinery	0.5
Sovereign Bonds	0.5
Electric	0.5
Municipal Bonds	0.4
Multi-Utilities	0.4

See Notes to Financial Statements.

Prudential Balanced Fund	83

Portfolio of Investments

as of September 30, 2015 continued

Oil & Gas	0.4%
Healthcare Services	0.4
Healthcare-Products	0.4
Building Products	0.4
Electronic Equipment, Instruments & Components	0.4
Leisure Products	0.3
Consumer Finance	0.3
Energy Equipment & Services	0.3
Agriculture	0.2
Lodging	0.2
Independent Power & Renewable Electricity Producers	0.2
Distributors	0.2
Metals & Mining	0.2
Paper & Forest Products	0.2
Gas Utilities	0.2
Automobiles	0.2
Retail	0.2
Computers	0.2
Miscellaneous Manufacturing	0.2
Transportation	0.2
Construction & Engineering	0.1
Commercial Services & Supplies	0.1
Auto Manufacturers	0.1
Road & Rail	0.1
Professional Services	0.1
Pipelines	0.1%
Auto Components	0.1
Exchange Traded Fund	0.1
Household Durables	0.1
Packaging & Containers	0.1
Mining	0.1
Electrical Equipment	0.1
Thrifts & Mortgage Finance	0.1
Wireless Telecommunication Services	0.1
Commercial Services	0.1
Housewares	0.1
Personal Products	0.1
Machinery - Diversified	0.1
Forest & Paper Products	0.1
Construction Materials	0.1
Containers & Packaging	0.1
Building Materials	0.1
Food	0.1
Trading Companies & Distributors	0.1
Options Purchased	— *
Options Written	— *

111.2
Liabilities in excess of other assets	(11.2)

100.0%

*	Less than 0.05%

The Series invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, equity risk and interest rate risk. The effect of such derivative instruments on the Series’ financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

See Notes to Financial Statements.

84

Fair values of derivative instruments as of September 30, 2015 as presented in the Statement of Assets and Liabilities:

Derivatives not designated as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Credit contracts	Due to/from broker—variation margin swaps	$79,422	*	—	$—
Equity contracts	Due to/from broker—variation margin futures	—		Due to/from broker—variation margin futures	59,373	*
Interest rate contracts	Due to/from broker—variation margin futures	221,061	*	Due to/from broker—variation margin futures	13,822	*
Interest rate contracts	Due to/from broker—variation margin swaps	—		Due to/from broker—variation margin swaps	529,214	*
Interest rate contracts	Unaffiliated Investments	152,989		Options written outstanding, at value	79,587
Interest rate contracts	Unrealized appreciation on over-the-counter swap agreements	—		Unrealized depreciation on over-the-counter swap agreements	2,042

Total		$453,472			$684,038

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures and exchange traded swap contracts cleared through an exchange. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements.

Prudential Balanced Fund	85

Portfolio of Investments

as of September 30, 2015 continued

The effects of derivative instruments on the Statement of Operations for the year ended September 30, 2015 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Rights(1)	Options Purchased(1)	Futures	Options Written	Swaps	Total
Credit contracts	$—	$—	$—	$—	$(92,824)	$(92,824)
Equity contracts	(32)	—	59,583	—	—	59,551
Interest rate contracts	—	(204,274)	617,229	47,440	(58,240)	402,155

Total	$(32)	$(204,274)	$676,812	$47,440	$(151,064)	$368,882

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Rights(2)	Options Purchased(2)	Futures	Options Written	Swaps	Total
Credit contracts	$—	$—	$—	$—	$69,721	$69,721
Equity contracts	21	—	(33,717)	—	—	(33,696)
Interest rate contracts	—	79,502	172,833	(33,492)	(485,383)	(266,540)

Total	$21	$79,502	$139,116	$(33,492)	$(415,662)	$(230,515)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.
(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended September 30, 2015, the Series’ average volume of derivative activities is as follows:

Options Purchased(1)	Futures Contracts—Long Positions(2)	Futures Contracts—Short Positions(2)	Options Written(3)	Interest Rate Swap Agreements(3)	Credit Default Swap Agreements— Buyer Protection(3)
$75,645	$31,594,279	$2,894,814	$44,558	$18,256	$7,996

(1)	Cost.
(2)	Value at Trade Date.
(3)	Notional Amount in USD (000).

See Notes to Financial Statements.

86

Offsetting of over-the-counter (OTC) derivative assets and liabilities:

The Series invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts Available for Offset	Collateral Received(3)	Net Amount
Citigroup Global Markets	$85,627	$(34,099)	$—	$51,528
Credit Suisse First Boston Corp.	—	—	—	—

	$85,627

Counterparty	Gross Amounts of Recognized Liabilities(2)	Gross Amounts Available for Offset	Collateral Pledged(3)	Net Amount
Citigroup Global Markets	$(34,099)	$34,099	$—	$—
Credit Suisse First Boston Corp.	(2,042)	—	—	(2,042)

	$(36,141)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.
(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.
(3)	Amounts shown reflect actual collateral received or pledged by the Portfolio. Such amounts are applied up to 100% of the Portfolio’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

Prudential Balanced Fund	87

Statement of Assets & Liabilities

as of September 30, 2015

Assets
Investments at value, including securities on loan of $10,274,232:
Unaffiliated investments (cost $361,477,950)	$395,968,741
Affiliated investments (cost $52,010,053)	51,186,118
Cash	16,158
Foreign currency, at value (cost $616,884)	608,581
Receivable for investments sold	29,306,000
Dividends and interest receivable	1,211,937
Receivable for Series shares sold	342,371
Tax reclaim receivable	41,602
Due from broker—variation margin futures	18,430
Prepaid expenses	4,117

Total assets	478,704,055

Liabilities
Payable for investments purchased	65,343,796
Payable to broker for collateral for securities on loan	10,505,677
Management fee payable	208,692
Accrued expenses and other liabilities	187,653
Payable for Series shares reacquired	185,269
Distribution fee payable	108,564
Options written outstanding, at value (premiums received $68,760)	79,587
Affiliated transfer agent fee payable	56,429
Due to broker—variation margin swaps	33,186
Unrealized depreciation on over-the-counter swap agreements	2,042

Total liabilities	76,710,895

Net Assets	$401,993,160

Net assets were comprised of:
Common stock, at par	$27,365
Paid-in capital in excess of par	346,758,586

346,785,951
Undistributed net investment income	348,138
Accumulated net realized gain on investment and foreign currency transactions	21,519,787
Net unrealized appreciation on investments and foreign currencies	33,339,284

Net assets, September 30, 2015	$401,993,160

See Notes to Financial Statements.

88

Class A
Net asset value and redemption price per share ($295,455,877 ÷ 20,142,354 shares of common stock issued and outstanding)	$14.67
Maximum sales charge (5.50% of offering price)	0.85

Maximum offering price to public	$15.52

Class B
Net asset value, offering price and redemption price per share
($12,375,820 ÷ 839,184 shares of common stock issued and outstanding)	$14.75

Class C
Net asset value, offering price and redemption price per share
($30,092,569 ÷ 2,040,965 shares of common stock issued and outstanding)	$14.74

Class R
Net asset value, offering price and redemption price per share
($552,903 ÷ 37,676 shares of common stock issued and outstanding)	$14.68

Class Z
Net asset value, offering price and redemption price per share
($63,515,991 ÷ 4,304,845 shares of common stock issued and outstanding)	$14.75

See Notes to Financial Statements.

Prudential Balanced Fund	89

Statement of Operations

Year Ended September 30, 2015

Net Investment Income
Income
Unaffiliated dividend income (net of foreign withholding taxes of $48,587)	$5,543,285
Interest income (net of foreign withholding taxes of $1,086)	3,952,265
Affiliated dividend income	281,485
Affiliated income from securities lending, net	27,156

Total income	9,804,191

Expenses
Management fee	2,665,191
Distribution fee—Class A	928,981
Distribution fee—Class B	140,678
Distribution fee—Class C	263,527
Distribution fee—Class R	3,962
Transfer agent’s fees and expenses (including affiliated expense of $282,000)	584,000
Custodian and accounting fees	267,000
Shareholders’ reports	80,000
Registration fees	77,000
Audit fee	38,000
Legal fees and expenses	21,000
Directors’ fees	20,000
Commitment fee on syndicated credit agreement	9,000
Loan Interest expense	6,150
Insurance expenses	5,000
Miscellaneous	127,768

Total expenses	5,237,257
Less: Management fee waiver and/or expense reimbursement	(82,007)
Less: Distribution fee waiver—Class R	(1,320)

Net expenses	5,153,930

Net investment income	4,650,261

Realized And Unrealized Gain (Loss) On Investments And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	29,674,627
Futures transactions	676,812
Options written transactions	47,440
Swap agreement transactions	(151,064)
Foreign currency transactions	(67,837)

30,179,978

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated: $(88,447))	(34,761,349)
Futures	139,116
Options written	(33,492)
Swap agreements	(415,662)
Foreign currencies	6,854

(35,064,533)

Net loss on investment and foreign currency transactions	(4,884,555)

Net Decrease In Net Assets Resulting From Operations	$(234,294)

See Notes to Financial Statements.

90

Statement of Changes in Net Assets

	Year Ended September 30,
	2015	2014
Increase (Decrease) in Net Assets
Operations
Net investment income	$4,650,261	$5,352,100
Net realized gain on investment and foreign currency transactions	30,179,978	39,581,876
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(35,064,533)	6,959,045

Net increase (decrease) in net assets resulting from operations	(234,294)	51,893,021

Dividends and Distributions (Note 1)
Dividends from net investment income
Class A	(6,206,752)	(3,859,086)
Class B	(122,048)	(98,460)
Class C	(219,351)	(114,650)
Class R	(8,781)	(3,719)
Class X	—	(714)
Class Z	(1,409,079)	(1,347,895)

	(7,966,011)	(5,424,524)

Distributions from net realized gains
Class A	(28,365,237)	—
Class B	(1,340,974)	—
Class C	(2,105,339)	—
Class R	(46,178)	—
Class Z	(4,929,070)	—

	(36,786,798)	—

Series share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	66,798,581	49,415,501
Net asset value of shares issued in reinvestment of dividends and distributions	43,695,416	5,296,719
Cost of shares reacquired	(101,207,873)	(59,708,245)

Net increase (decrease) in net assets from Series share transactions	9,286,124	(4,996,025)

Total increase (decrease)	(35,700,979)	41,472,472

Net Assets:
Beginning of year	437,694,139	396,221,667

End of year(a)	$401,993,160	$437,694,139

(a) Includes undistributed net investment income of:	$348,138	$3,757,019

See Notes to Financial Statements.

Prudential Balanced Fund	91

Notes to Financial Statements

The Prudential Investment Portfolios, Inc. (the “Company”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Company was incorporated in Maryland on August 10, 1995 and consists of six series: Prudential Balanced Fund (the “Series”), Prudential Jennison Growth Fund and Prudential Jennison Equity Opportunity Fund which are diversified funds and Prudential Growth Allocation Fund, Prudential Moderate Allocation Fund and Prudential Conservative Allocation Fund which are non-diversified funds. These financial statements relate to Prudential Balanced Fund. The financial statements of the other series are not presented herein.

The Series’ investment objective is to seek income and long-term growth of capital.

Note 1. Accounting Policies

The Series follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Series consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Series holds securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Directors (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Series to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Series’ investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

92

Common and preferred stocks, exchange-traded funds, and derivative instruments such as futures or options that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Common and preferred stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. Such securities are valued using model prices to the extent that the valuation meets the established confidence level for each security. If the confidence level is not met or the vendor does not provide a model price, securities are valued in accordance with exchange-traded common and preferred stocks discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

OTC derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are generally valued at the daily settlement price

Prudential Balanced Fund	93

Notes to Financial Statements

continued

determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the daily settlement price is not public.

Participatory Notes (P-notes) are generally valued based upon the value of a related underlying security that trades actively in the market and are classified as Level 2 in the fair value hierarchy.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Series may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Series has valued the investment. Therefore, the Series may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities

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Act, may be deemed liquid by the Series’ Subadviser under the guidelines adopted by the Directors of the Series. However, the liquidity of the Series’ investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: The books and records of the Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange.

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series are presented at the foreign exchange rates and market values at the close of the period, the Series does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Series does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, these realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Series’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period-end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currencies. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

REITs: The Series invests in real estate investment trusts (“REITs”), which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded

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Notes to Financial Statements

continued

accordingly. These estimates are adjusted periodically when the actual sources of distributions is disclosed by the REITs.

Options: The Series purchased and wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates and foreign currency exchange rates with respect to securities or currencies which the Series currently owns or intends to purchase. The Series also used purchased options to gain exposure to certain securities or foreign currencies. The Series’ principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Series purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Series writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Series realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Series has realized a gain or loss. The difference between the premium and the amount received or paid on affecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gains or losses on purchased options are included in net realized gains or losses on investment transactions. Gains or losses on written options are presented separately as net realized gains or losses on options written. The Series, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Series bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Series, as purchaser of an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Series since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When the Series writes an option on a swap contract, an amount equal to any premium received by the Series is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Series becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put

96

option on a swap is exercised, the Series becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Series will be obligated to be party to a swap agreement if an option on a swap is exercised.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures contracts.

The Series invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Financial futures contracts involve elements of risk in excess of the amounts reflected on the Statement of Assets and Liabilities. With exchange-traded futures and options contracts, there is minimal counterparty credit risk to the Series since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and options, and guarantees the futures and options contracts against default.

Swap Agreements: The Series entered into credit default and interest rate swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with counterparty (“OTC-Traded”) or through a central clearing facility, such as a registered commodities exchange (“Exchange-Traded”). Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on investments. Exchange-traded swaps pay or receive an amount, known as “variation margin”, based on daily changes in the valuation of the swap contract. Payments received or paid by the Series are recorded as realized

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Notes to Financial Statements

continued

gains or losses upon termination or maturity of the swap. Risk of loss may exceed amounts recognized on the Statements of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Portfolio of Investments.

Interest Rate Swaps: Interest rate swaps represent agreements between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Series is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. The Series used interest rate swaps to generate steady cash flow by receiving a stream of fixed rate payments and to increase exposure to prevailing market rates by receiving floating rate payments. The Series’ maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life.

Credit Default Swaps: Credit default swaps (“CDS”) involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Series is subject to credit risk in the normal course of pursuing its investment objectives. The Series may enter into credit default swaps to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

The Series’ maximum risk of loss from counterparty credit risk for purchased credit default swaps is the inability of the counterparty to honor the contract up to the notional value based on credit event.

As a seller of protection on credit default swap agreements, the Series will generally receive from the buyer of protection an agreed upon payment throughout the term of

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the swap provided that there is no credit event. As the seller, the Series would effectively increase investment risk to its portfolio because, in addition to its total assets, the Series may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Series as a seller of protection could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Series entered into for the same referenced entity or index. As a buyer of protection, the Series generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Portfolio of Investments, if applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment and/or performance risk. Wider credit spreads and increasing market value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Master Netting Arrangements: The Series is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Series. For multi-sleeve Series, different subadvisers who manage their respective sleeve, may enter into such agreements with the same counterparty and are disclosed separately for each sleeve when presenting information about offsetting and related netting arrangements for OTC derivatives under FASB Accounting Standards Update (“ASU”) 2013-01 disclosure. A master netting arrangement between the Series and the counterparty permits the Series to offset amounts payable by the Series to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Series to cover the Series’ exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. The right to set-off exists when all the conditions are met such that each of the parties owes the other

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Notes to Financial Statements

continued

determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off, and the right of set-off is enforceable by law. During the reporting period, there were no instances where the right of set-off existed and management has not elected to offset.

The Series is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Series is held in a segregated account by the Series’ custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Portfolio of Investments. Collateral pledged by the Series is segregated by the Series’ custodian and identified in the Portfolio of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Series and the applicable counterparty. Collateral requirements are determined based on the Series’ net position with each counterparty. Termination events applicable to the Series may occur upon a decline in the Series’ net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Series’ counterparties to elect early termination could impact the Series’ future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates. In connection with these agreements, securities in the portfolio may be identified as collateral or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value

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and serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which when materialized; give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of September 30, 2015, the Series has not met conditions under such agreements, which give the counterparty the right to call for an early termination.

Written options, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

Rights: The Series held rights acquired either through a direct purchase, including as part of private placement, or pursuant to corporate actions. Rights entitle the holder to buy a proportionate amount of common stock at a specific price and time through the expiration dates. Such rights are held as long positions by the Series until exercised, sold or expired. Rights are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures.

Dollar Rolls: The Series may enter into mortgage dollar rolls in which the Series sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date.

During the roll period, the Series forgoes principal and interest paid on the securities. The Series’ policy is to record the components of dollar rolls as purchase and sale transactions. The Series had dollar rolls outstanding as of September 30, 2015, which are included in Receivable for investments sold and Payable for investments purchased in the Statement of Assets and Liabilities. The Series maintains a segregated account of U.S. government securities or other liquid assets, the dollar value of which is at least equal to its obligation with respect to dollar rolls.

The Series is subject to the risk that the market value of the securities the Series is obligated to repurchase under the agreement may decline below the repurchase price.

Securities Lending: The Series may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in a highly liquid short term money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the

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loaned securities. Loans are subject to termination at the option of the borrower or the Series. Upon termination of the loan, the borrower will return to the Series securities identical to the loaned securities. Should the borrower of the securities fail financially, the Series has the right to repurchase the securities using the collateral in the open market. The Series recognizes income, net of any rebate and securities lending agent fees, for lending its securities, and any interest on the investment of cash received as collateral. The Series also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on an accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management, which may differ from actual.

Net Investment income or loss (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: The Series expects to pay dividends of net investment income and distributions of net realized capital gains, if any, annually. Effective May 22, 2015, the Series pays dividends of net investment income quarterly and distributions of net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, each Series in the Company is treated as a separate taxpaying entity. It is the Series’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

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Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Series has a management agreement for the Series with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisors’ performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. (“PIM”) and Quantitative Management Associates LLC (“QMA”). The subadvisory agreement provides that PIM and QMA furnishes investment advisory services in connection with the management of the Series. In connection therewith, PIM and QMA are obligated to keep certain books and records of the Series. PI pays for the services of PIM and QMA, cost of compensation of officers of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

The management fee paid to PI is accrued daily and payable monthly at an annual rate of ..65% of the Series’ daily average net assets up to $1 billion and .60% of the average net assets of the Series in excess of $1 billion. The effective management fee rate net of management fee waiver was .63% for the year ended September 30, 2015.

PI has contractually agreed to waive up to .02% of its management fee to the extent that the Series’ annual operating expenses exceed .86% (exclusive of taxes, interest, brokerage commissions, distribution fees and non-routine expenses) of the Series’ average net assets.

The Series has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class R and Class Z shares. Formerly through April 11, 2014, the Series had a distribution agreement with Prudential Annuities Distributors, Inc. (“PAD”), which, together with PIMS, served as co-distributor of the Class X shares of the Series. The Series compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C and Class R shares, pursuant to plans of distribution (the “Class A, B, C and R Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Series.

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Pursuant to the Class A, B, C and R Plans, the Series compensates PIMS for distribution-related activities at an annual rate of up to .30%, 1%, 1% and .75% of the average daily net assets of the Class A, B, C and R shares, respectively. PIMS has contractually agreed to limit such expenses to .50% of the averaged daily net assets of the Class R shares. As of April 11, 2014, the last conversion of Class X shares to Class A shares was completed. There are no Class X shares outstanding and Class X shares are no longer being offered for sale.

Prior to the final conversion of Class X shares, Management received the maximum allowable of sales charges for Class X shares in accordance with regulatory limits. As such, any contingent deferred sales charges received by the Manager were contributed back into the Series and included in the Financial Highlights as a contribution to capital.

PIMS has advised the Series that it has received $421,275 in front-end sales charges resulting from sales of Class A shares during the year ended September 30, 2015. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Series that for the year ended September 30, 2015, it received $76, $23,399 and $3,272 in contingent deferred sales charges imposed upon certain redemptions by Class A, Class B and Class C shareholders, respectively.

PI, PIM, PIMS, QMA and PAD are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Series’ transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Series’ securities lending agent. Earning from securities lending are disclosed on the Statement of Operations as “Affiliated income from securities lending, net”. For the year ended September 30, 2015, PIM was compensated $8,111 for the securities lending.

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The Series invests in the Prudential Core Short-Term Bond Fund, pursuant to an exemptive order received from the Securities and Exchange Commission and in the Prudential Core Taxable Money Market Fund (the “Core Funds”), each a portfolio of the Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Core Funds are disclosed on the Statement of Operations as “Affiliated dividend income”.

Note 4. Portfolio Securities

Purchases and sales of investment securities other than short-term investments and U.S. Government Securities, for the year ended September 30, 2015 were $809,358,262 and $825,560,129, respectively.

Written options transactions, during the year ended September 30, 2015, were as follows:

	Notional Amount (000)	Premium
Balance at September 30, 2014	40,800	$46,825
Options written	265,390	257,431
Options closed	(99,400)	(174,392)
Options expired	(68,400)	(61,104)

Balance at September 30, 2015	138,390	$68,760

Note 5. Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized gain on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized gain on investment and foreign currency transactions. For the year ended September 30, 2015, the adjustments were to decrease undistributed net investment income and increase accumulated net realized gain on investment and foreign currency transactions by $93,131 primarily due to reclassification of net foreign currency losses, paydown gain/(loss), swap income, investments in passive foreign investment companies and other book to tax differences. Net investment income, net

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continued

realized gain on investment and foreign currency transactions and net assets were not affected by this change.

For the year ended September 30, 2015, the tax character of dividends paid by the Fund were $16,516,017 of ordinary income and $28,236,792 of long-term capital gains. For the year ended September 30, 2014, the tax character of dividends paid by the Fund was $5,424,524 of ordinary income.

As of September 30, 2015, the accumulated undistributed earnings on a tax basis were $4,404,179 of ordinary income and $20,028,900 of long-term capital gains. This differs from the amounts shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences.

The United States federal income tax basis of the Series’ investments and the net unrealized appreciation as of September 30, 2015 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation	Other Cost Basis Adjustments	Total Net Unrealized Appreciation
$415,883,429	$66,564,537	$(35,293,107)	$31,271,430	$(497,300)	$30,774,130

The difference between book and tax basis was primarily attributable to deferred losses on wash sales, investments in passive foreign investment companies, trust preferred securities and other cost basis differences between financial reporting and tax accounting. The other cost basis adjustments are primarily attributable to appreciation (depreciation) of foreign currencies, swaps and mark-to-market of receivables and payables.

Management has analyzed the Series’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Series’ financial statements for the current reporting period. The Series’ federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

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Note 6. Capital

The Series offers Class A, Class B, Class C, Class R and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.50%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%. The Class A shares CDSC is waived for purchases by certain retirement and/or benefit plans. Class B shares are sold with a CDSC which declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class B shares are closed to new purchases. Class C shares are sold with a CDSC of 1% on shares redeemed within the first 12 months of purchase. As of April 11, 2014, the last conversion of Class X shares to Class A shares was completed. There are no Class X shares outstanding and Class X shares are no longer being offered for sale. Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for a sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Series to one or more other share classes of the Series as presented in the table of transactions in shares of capital stock.

The Company is authorized to issue 6.25 billion shares of common stock at $.001 par value per share. There are 1 billion shares authorized for the Series, designated Class A, Class B, Class C, Class M, Class R, Class X and Class Z, each of which consists of 325 million, 125 million, 125 million, 125 million, 75 million, 150 million, and 75 million authorized shares, respectively. As of September 30, 2015, PI owned 290 Class R shares of the Series.

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Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended September 30, 2015:
Shares sold	1,836,755	$28,605,484
Shares issued in reinvestment of dividends and distributions	2,212,370	33,777,010
Shares reacquired	(2,317,573)	(36,174,248)

Net increase (decrease) in shares outstanding before conversion	1,731,552	26,208,246
Shares issued upon conversion from other share class(es)	136,284	2,109,257
Shares reacquired upon conversion into other share class(es)	(154,953)	(2,393,922)

Net increase (decrease) in shares outstanding	1,712,883	$25,923,581

Year ended September 30, 2014:
Shares sold	1,111,378	$17,725,315
Shares issued in reinvestment of dividends and distributions	248,844	3,750,081
Shares reacquired	(2,168,870)	(34,151,479)

Net increase (decrease) in shares outstanding before conversion	(808,648)	(12,676,083)
Shares issued upon conversion from other share class(es)	135,266	2,142,494
Shares reacquired upon conversion into other share class(es)	(43,275)	(693,473)

Net increase (decrease) in shares outstanding	(716,657)	$(11,227,062)

Class B
Year ended September 30, 2015:
Shares sold	77,700	$1,215,314
Shares issued in reinvestment of dividends and distributions	92,420	1,420,090
Shares reacquired	(120,157)	(1,889,224)

Net increase (decrease) in shares outstanding before conversion	49,963	746,180
Shares reacquired upon conversion into other share class(es)	(116,228)	(1,805,883)

Net increase (decrease) in shares outstanding	(66,265)	$(1,059,703)

Year ended September 30, 2014:
Shares sold	223,981	$3,520,156
Shares issued in reinvestment of dividends and distributions	6,368	96,540
Shares reacquired	(101,743)	(1,618,479)

Net increase (decrease) in shares outstanding before conversion	128,606	1,998,217
Shares reacquired upon conversion into other share class(es)	(121,959)	(1,944,685)

Net increase (decrease) in shares outstanding	6,647	$53,532

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Class C	Shares	Amount
Year ended September 30, 2015:
Shares sold	1,038,756	$16,183,020
Shares issued in reinvestment of dividends and distributions	143,446	2,203,792
Shares reacquired	(385,339)	(5,992,053)

Net increase (decrease) in shares outstanding before conversion	796,863	12,394,759
Shares reacquired upon conversion into other share class(es)	(22,554)	(351,648)

Net increase (decrease) in shares outstanding	774,309	$12,043,111

Year ended September 30, 2014:
Shares sold	441,757	$7,103,877
Shares issued in reinvestment of dividends and distributions	7,167	108,577
Shares reacquired	(255,675)	(4,065,176)

Net increase (decrease) in shares outstanding before conversion	193,249	3,147,278
Shares reacquired upon conversion into other share class(es)	(9,417)	(144,796)

Net increase (decrease) in shares outstanding	183,832	$3,002,482

Class R
Year ended September 30, 2015:
Shares sold	6,658	$102,605
Shares issued in reinvestment of dividends and distributions	1,945	29,715
Shares reacquired	(278)	(4,254)

Net increase (decrease) in shares outstanding	8,325	$128,066

Year ended September 30, 2014:
Shares sold	9,183	$145,668
Shares issued in reinvestment of dividends and distributions	89	1,334
Shares reacquired	(703)	(11,207)

Net increase (decrease) in shares outstanding	8,569	$135,795

Class X
Period ended April 11, 2014*:
Shares issued in reinvestment of dividends and distributions	45	$676
Shares reacquired	(861)	(12,932)

Net increase (decrease) in shares outstanding before conversion	(816)	(12,256)
Shares reacquired upon conversion into class(es)	(12,886)	(197,809)

Net increase (decrease) in shares outstanding	(13,702)	$(210,065)

Prudential Balanced Fund	109

Notes to Financial Statements

continued

Class Z	Shares	Amount
Year ended September 30, 2015:
Shares sold	1,323,845	$20,692,158
Shares issued in reinvestment of dividends and distributions	408,320	6,264,809
Shares reacquired	(3,519,436)	(57,148,094)

Net increase (decrease) in shares outstanding before conversion	(1,787,271)	(30,191,127)
Shares issued upon conversion from other share class(es)	157,070	2,442,196

Net increase (decrease) in shares outstanding	(1,630,201)	$(27,748,931)

Year ended September 30, 2014:
Shares sold	1,310,501	$20,920,485
Shares issued in reinvestment of dividends and distributions	88,475	1,339,511
Shares reacquired	(1,262,838)	(19,848,972)

Net increase (decrease) in shares outstanding before conversion	136,138	2,411,024
Shares issued upon conversion from other shares class(es)	52,358	838,269

Net increase (decrease) in shares outstanding	188,496	$3,249,293

*	As of April 11, 2014, the last conversion of Class X shares to Class A shares was completed. There are no Class X shares outstanding and Class X shares are no longer being offered for sale.

Note 7. Borrowings

The Series, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 9, 2014 through October 8, 2015. The Funds pay an annualized commitment fee of 0.075% of the unused portion of the SCA. Interest on any borrowings under the SCA is paid at contracted market rates. Prior to October 9, 2014, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of .08% of the unused portion of the SCA. The commitment fee for the unused amount is accrued daily and paid quarterly.

Subsequent to the fiscal year end, the SCA has been renewed effective October 8, 2015, and will continue to provide a commitment of $900 million through October 6, 2016. Effective October 8, 2015, the Funds pay an annualized commitment fee of .11% of the unused portion of the SCA.

110

The Series utilized the SCA during the year ended September 30, 2015. The average daily balance for the 9 days that the Series had loans outstanding during the period was $17,549,000, borrowed at a weighted average interest rate of 1.40%. The maximum loan outstanding amount during the period was $36,802,000. At September 30, 2015, the Series did not have an outstanding loan amount.

Note 8. New Accounting Pronouncement

In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 regarding “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share”. The amendments in this update are effective for the Fund for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. ASU No. 2015-07 will eliminate the requirement to categorize investments in the fair value hierarchy if their fair value is measured at net asset value (“NAV”) per share (or its equivalent) using the practical expedient in the FASB’s fair value measurement guidance. Management has evaluated the implications of ASU No. 2015-07 and it has been determined that there is no impact on the financial statement disclosures.

Prudential Balanced Fund	111

Financial Highlights

Class A Shares
	Year Ended September 30,
	2015	2014	2013	2012	2011
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$16.45	$14.70	$13.37	$11.32	$11.31
Income (loss) from investment operations:
Net investment income	.18	.20	.21	.19	.17
Net realized and unrealized gain (loss) on investment transactions	(.09)	1.76	1.34	2.06	.05
Total from investment operations	.09	1.96	1.55	2.25	.22
Less Dividends and Distributions:
Dividends from net investment income	(.33)	(.21)	(.22)	(.20)	(.21)
Distributions from net realized gains	(1.54)	-	-	-	-
Total dividends and distributions	(1.87)	(.21)	(.22)	(.20)	(.21)
Net asset value, end of year	$14.67	$16.45	$14.70	$13.37	$11.32
Total Return(b):	.17%	13.43%	11.78%	20.04%	1.91%

Ratios/Supplemental Data:
Net assets, end of year (000)	$295,456	$303,153	$281,499	$269,131	$243,314
Average net assets (000)	$309,664	$295,552	$273,250	$257,847	$271,396
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.23%	1.22%	1.22%	1.29%	1.32%
Expenses before waivers and/or expense reimbursement	1.25%	1.24%	1.24%	1.31%	1.34%
Net investment income	1.16%	1.27%	1.50%	1.55%	1.45%
Portfolio turnover rate(d)	216%	215%	234%	204%	230%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolios in which the Series invests.

(d) The Series accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

See Notes to Financial Statements.

112

Class B Shares
	Year Ended September 30,
	2015	2014	2013	2012	2011
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$16.45	$14.71	$13.38	$11.33	$11.32
Income (loss) from investment operations:
Net investment income	.07	.09	.11	.11	.09
Net realized and unrealized gain (loss) on investment transactions	(.09)	1.75	1.35	2.05	.05
Total from investment operations	(.02)	1.84	1.46	2.16	.14
Less Dividends and Distributions:
Dividends from net investment income	(.14)	(.10)	(.13)	(.11)	(.13)
Distributions from net realized gains	(1.54)	-	-	-	-
Total dividends and distributions	(1.68)	(.10)	(.13)	(.11)	(.13)
Net asset value, end of year	$14.75	$16.45	$14.71	$13.38	$11.33
Total Return(b):	(.49)%	12.60%	11.01%	19.18%	1.23%

Ratios/Supplemental Data:
Net assets, end of year (000)	$12,376	$14,899	$13,222	$10,142	$10,672
Average net assets (000)	$14,068	$14,806	$11,466	$10,739	$13,268
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.93%	1.92%	1.92%	2.00%	2.02%
Expenses before waivers and/or expense reimbursement	1.95%	1.94%	1.94%	2.02%	2.04%
Net investment income	.46%	.57%	.80%	.85%	.75%
Portfolio turnover rate(d)	216%	215%	234%	204%	230%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolios in which the Series invests.

(d) The Series accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

See Notes to Financial Statements.

Prudential Balanced Fund	113

Financial Highlights

continued

Class C Shares
	Year Ended September 30,
	2015	2014	2013	2012	2011
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$16.45	$14.71	$13.37	$11.32	$11.32
Income (loss) from investment operations:
Net investment income	.07	.09	.11	.11	.09
Net realized and unrealized gain (loss) on investment transactions	(.10)	1.75	1.36	2.05	.04
Total from investment operations	(.03)	1.84	1.47	2.16	.13
Less Dividends and Distributions:
Dividends from net investment income	(.14)	(.10)	(.13)	(.11)	(.13)
Distributions from net realized gains	(1.54)	-	-	-	-
Total dividends and distributions	(1.68)	(.10)	(.13)	(.11)	(.13)
Net asset value, end of year	$14.74	$16.45	$14.71	$13.37	$11.32
Total Return(b):	(.56)%	12.60%	11.10%	19.20%	1.15%

Ratios/Supplemental Data:
Net assets, end of year (000)	$30,093	$20,838	$15,926	$10,653	$9,987
Average net assets (000)	$26,353	$17,899	$12,912	$10,547	$11,105
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.93%	1.92%	1.92%	1.99%	2.02%
Expenses before waivers and/or expense reimbursement	1.95%	1.94%	1.94%	2.01%	2.04%
Net investment income	.47%	.58%	.79%	.85%	.75%
Portfolio turnover rate(d)	216%	215%	234%	204%	230%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolios in which the Series invests.

(d) The Series accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

See Notes to Financial Statements.

114

Class R Shares
	Year Ended September 30,
	2015	2014	2013	2012	2011
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$16.43	$14.69	$13.36	$11.31	$11.31
Income (loss) from investment operations:
Net investment income	.15	.17	.18	.12	.15
Net realized and unrealized gain (loss) on investment transactions	(.09)	1.75	1.35	2.10	.04
Total from investment operations	.06	1.92	1.53	2.22	.19
Less Dividends and Distributions:
Dividends from net investment income	(.27)	(.18)	(.20)	(.17)	(.19)
Distributions from net realized gains	(1.54)	-	-	-	-
Total dividends and distributions	(1.81)	(.18)	(.20)	(.17)	(.19)
Net asset value, end of year	$14.68	$16.43	$14.69	$13.36	$11.31
Total Return(b):	.02%	13.16%	11.58%	19.82%	1.63%

Ratios/Supplemental Data:
Net assets, end of year (000)	$553	$482	$305	$222	$11
Average net assets (000)	$528	$395	$273	$27	$11
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.43%	1.42%	1.42%	1.51%	1.52%
Expenses before waivers and/or expense reimbursement	1.70%	1.69%	1.69%	1.78%	1.79%
Net investment income	.96%	1.08%	1.30%	1.37%	1.25%
Portfolio turnover rate(d)	216%	215%	234%	204%	230%

(a) Calculated based on average shares outstanding during the year.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolios in which the Series invests.

(d) The Series accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

See Notes to Financial Statements.

Prudential Balanced Fund	115

Financial Highlights

continued

Class X Shares
	Period Ended April 11,		Year Ended September 30,
	2014(i)		2013	2012	2011	2010		2009
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Period	$14.70		$13.37	$11.32	$11.32	$10.53		$11.04
Income (loss) from investment operations:
Net investment income	.04		.11	.11	.09	.10		.16
Net realized and unrealized gain on investment transactions	.97		1.35	2.05	.04	.83		(.47)
Total from investment operations	1.01		1.46	2.16	.13	.93		(.31)
Less Dividends:
Dividends from net investment income	(.10)		(.13)	(.11)	(.13)	(.14)		(.20)
Capital Contributions(f):	-		-	-	-	-	(e)	-
Net asset value, end of period	$15.61		$14.70	$13.37	$11.32	$11.32		$10.53
Total Return(b):	6.92%		11.02%	19.20%	1.15%	8.92%		(2.49)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$11		$201	$472	$818	$1,575		$2,516
Average net assets (000)	$91		$338	$688	$1,287	$1,929		$2,815
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.92%	(g)	1.92%	2.00%	2.02%	1.98%		1.95%
Expenses before waivers and/or expense reimbursement	1.94%	(g)	1.94%	2.02%	2.04%	2.00%		1.97%
Net investment income	.49%	(g)	.83%	.84%	.74%	.91%		1.75%
Portfolio turnover rate(d)	215%	(h)	234%	204%	230%	185%		259%

(a) Calculated based on average shares outstanding during the period.

(b) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(c) Does not include expenses of the underlying portfolios in which the Series invests.

(d) The Series accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

(e) Less than $.005 per share.

(f) The Series received payments related to an unaffiliated-third party settlement of regulatory proceedings involving allegations of improper trading in Series shares during the fiscal year ended September 30, 2010. The Series was not involved in the proceedings or in the calculation of the amount of settlement.

(g) Annualized.

(h) Calculated as of September 30, 2014.

(i) As of April 11, 2014, the last conversion of Class X shares to Class A shares was completed. There are no Class X shares outstanding and Class X shares are no longer being offered for sale.

See Notes to Financial Statements.

116

Class Z Shares
	Year Ended September 30,
	2015	2014	2013	2012	2011
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$16.57	$14.80	$13.46	$11.39	$11.38
Income (loss) from investment operations:
Net investment income	.23	.25	.25	.24	.20
Net realized and unrealized gain (loss) on investment transactions	(.10)	1.77	1.35	2.06	.06
Total from investment operations	.13	2.02	1.60	2.30	.26
Less Dividends and Distributions:
Dividends from net investment income	(.41)	(.25)	(.26)	(.23)	(.25)
Distributions from net realized gains	(1.54)	-	-	-	-
Total dividends and distributions	(1.95)	(.25)	(.26)	(.23)	(.25)
Net asset value, end of year	$14.75	$16.57	$14.80	$13.46	$11.39
Total Return(b):	.41%	13.80%	12.10%	20.46%	2.19%

Ratios/Supplemental Data:
Net assets, end of year (000)	$63,516	$98,321	$85,068	$41,826	$33,026
Average net assets (000)	$59,423	$89,928	$70,535	$38,043	$47,885
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.93%	.92%	.92%	.99%	1.02%
Expenses before waivers and/or expense reimbursement	.95%	.94%	.94%	1.01%	1.04%
Net investment income	1.45%	1.57%	1.76%	1.85%	1.72%
Portfolio turnover rate(d)	216%	215%	234%	204%	230%

(a) Calculated based on average shares outstanding during the year.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolios in which the Series invests.

(d) The Series accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

See Notes to Financial Statements.

Prudential Balanced Fund	117

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders

The Prudential Investment Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities of Prudential Balanced Fund, a series of The Prudential Investment Portfolios, Inc. (hereafter referred to as the “Fund”), including the portfolio of investments, as of September 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2015, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 16, 2015

118

Federal Income Tax Information

(Unaudited)

We are advising you that during the fiscal year ended September 30, 2015, the Series reported the maximum amount allowed per share, but not less than $1.18 for Class A, B, C, R and Z shares as a capital gain distribution in accordance with Section 852(b)(3)(c) of the Internal Revenue Code.

For the year ended September 30, 2015, the Series reports the maximum amount allowable, but not less than the following percentages of the ordinary income dividends paid during the fiscal year as 1) qualified dividend income in accordance with Section 854 of the Internal Revenue Code (“QDI”), 2) eligible for the corporate dividend received deduction in accordance with Section 854 of the Internal Revenue Code (“DRD”) and 3) interest-related dividends in accordance with Sections 871(k)(1) and 881(e)(1) of the Internal Revenue Code (“IR”):

	QDI	DRD	IR
Prudential Balanced Fund	41.54%	36.54%	16.10%

Interest-related dividends do not include any distributions paid by a fund with respect to Fund tax years beginning after September 30, 2015. Consequently, this provision expires with respect to such distributions paid after the Fund’s fiscal year end.

In January 2016 you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of the dividends received by you in calendar year 2015.

We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders providing the mutual fund meets certain requirements mandated by the respective state’s taxing authorities. We are pleased to report that 3.52% of the ordinary income dividends paid qualify for such deduction.

For more detailed information regarding your state and local taxes, you should contact your tax advisor or the state/local taxing authorities.

Prudential Balanced Fund	119

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Ellen S. Alberding (57) Board Member Portfolios Overseen: 67	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (63) Board Member Portfolios Overseen: 67	Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (63) Board Member Portfolios Overseen: 67	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Balanced Fund

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Keith F. Hartstein (59) Board Member Portfolios Overseen: 67	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Michael S. Hyland, CFA (70) Board Member Portfolios Overseen: 67	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Richard A. Redeker (72) Board Member & Independent Chair Portfolios Overseen: 67	Retired Mutual Fund Senior Executive (47 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.
Stephen G. Stoneburn (72) Board Member Portfolios Overseen: 67	Chairman (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

Visit our website at www.prudentialfunds.com

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Stuart S. Parker (53) Board Member & President Portfolios Overseen: 67	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).	None.
Scott E. Benjamin (42) Board Member & Vice President Portfolios Overseen: 67	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.
Grace C. Torres* (56) Board Member Portfolios Overseen: 65	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of Prudential Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since July 2015) of Sun Bancorp, Inc. N.A.

*

Note: Prior to her retirement in 2014, Ms. Torres was employed by Prudential Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a non-management Interested Board Member.

(1)	The year in which each individual joined the Fund’s Board is as follows:

Ellen S. Alberding, 2013; Linda W. Bynoe, 2005; Richard A. Redeker, 1995; Stephen G. Stoneburn, 2003; Kevin J. Bannon, 2008; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Grace C. Torres, 2014; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Prudential Balanced Fund

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (60) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012
Chad A. Earnst (40) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014
Deborah A. Docs (57) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (57) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005

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Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Claudia DiGiacomo (41) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005
Andrew R. French (52) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Amanda S. Ryan (37) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray LLP (2008-2012).	Since 2012
Theresa C. Thompson (53) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008
Richard W. Kinville (47) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).	Since 2011
M. Sadiq Peshimam (51) Treasurer and Principal Financial and Accounting Officer	Vice President (since 2005) of Prudential Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).	Since 2006
Peter Parrella (57) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007
Lana Lomuti (48) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (54) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014
Kelly A. Coyne (47) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since 2015

Prudential Balanced Fund

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Prudential Balanced Fund (the “Fund”)1 consists of ten individuals, seven of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreements with each of Quantitative Management Associates LLC (“QMA”) and Prudential Investment Management, Inc. (“PIM”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 9-11, 2015 and approved the renewal of the agreements through July 31, 2016, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI, QMA and PIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadvisers, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board

[1]	Prudential Balanced Fund is a series of The Prudential Investment Portfolios, Inc.

Prudential Balanced Fund

Approval of Advisory Agreements (continued)

meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 9-11, 2015.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and each of QMA and PIM, which serve as the Fund’s subadvisers pursuant to the terms of subadvisory agreements with PI, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI, QMA and PIM. The Board considered the services provided by PI, including but not limited to the oversight of the subadvisers for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadvisers, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadvisers. The Board also considered that PI pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by QMA and PIM, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadvisers, as well as PI’s recommendation, based on its review of the subadvisers, to renew the subadvisory agreements.

The Board considered the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund, QMA and PIM, and also considered the qualifications, backgrounds and responsibilities of the QMA and PIM portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s, QMA’s and PIM’s organizational structures, senior management, investment operations, and other relevant information pertaining to PI, QMA and PIM. The Board also noted that it

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received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to each of PI, QMA and PIM. The Board noted that both QMA and PIM are affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by each of QMA and PIM, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI, QMA and PIM under the management and subadvisory agreements.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board further noted that the subadvisers are affiliated with PI and that their profitability is reflected in PI’s profitability report. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

PI and the Board previously retained an outside business consulting firm to review management fee breakpoint usage and trends in management fees across the mutual fund industry. The consulting firm presented its analysis and conclusions as to the Funds’ management fee structures to the Board and PI. The Board and PI have discussed these conclusions extensively since that presentation.

The Board received and discussed information concerning economies of scale that PI may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but at its current level of assets the Fund does not realize the effect of those rate reductions. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PI realizes any economies of scale. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services,

Prudential Balanced Fund

Approval of Advisory Agreements (continued)

and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PI’s assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PI, QMA and PIM

The Board considered potential ancillary benefits that might be received by PI, QMA and PIM and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included fees received by affiliates of PI for serving as the Fund’s securities lending agent, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), and benefits to its reputation as well as other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by QMA and PIM included their ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to their reputations. The Board concluded that the benefits derived by PI, QMA and PIM were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2014.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended September 30, 2014. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Lipper Mixed-Asset Target Allocation Growth Funds Performance Universe) and the Peer Group were

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objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	2nd Quartile	1st Quartile	2nd Quartile
Actual Management Fees: 1st Quartile
Net Total Expenses: 3rd Quartile

•	The Board noted that the Fund outperformed its benchmark index over all periods.
•

The Board and PI agreed to continue the existing arrangement whereby PI waives up to 0.020% of its management fee to the extent that the Fund’s annual operating expenses exceed 0.86% (exclusive of 12b-1 fees and certain other fees) through January 31, 2016.

•	The Board also noted that with the fee waiver, the Fund’s net total expense ratio was only two basis points greater than its Peer Group median.
•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential Balanced Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadvisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	Prudential Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISERS	Prudential Investment Management, Inc.	655 Broad Street Newark, NJ 07102

	Quantitative Management Associates LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Balanced Fund, Prudential Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL BALANCED FUND

SHARE CLASS	A	B	C	R	Z
NASDAQ	PIBAX	PBFBX	PABCX	PALRX	PABFX
CUSIP	74437E883	74437E875	74437E867	74437E636	74437E859

MF185E    0285116-00001-00

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL JENNISON EQUITY OPPORTUNITY FUND

ANNUAL REPORT • SEPTEMBER 30, 2015

Objective

Long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), a Prudential Financial company and member SIPC. Jennison Associates (Jennison) is a registered investment adviser and a Prudential Financial company. © 2015 Prudential Financial, Inc. and its related entities. Prudential Investments LLC, Prudential, Jennison Associates, Jennison, the Prudential logo, Bring Your Challenges, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

November 16, 2015

Dear Shareholder:

We hope you find the annual report for the Prudential Jennison Equity Opportunity Fund informative and useful. The report covers performance for the 12-month period that ended September 30, 2015.

Since market conditions change over time, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks. We offer the expertise of Prudential Financial’s affiliated asset managers that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Jennison Equity Opportunity Fund

Prudential Jennison Equity Opportunity Fund	1

Your Fund’s Performance (Unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 9/30/15
	One Year	Five Years	Ten Years	Since Inception
Class A	–5.38%	71.14%	88.96%	—
Class B	–6.10	65.26	76.05	—
Class C	–6.10	65.26	76.05	—
Class Q	N/A	N/A	N/A	–7.54% (11/25/14)
Class R	–5.59	69.44	84.41	—
Class Z	–5.10	73.87	94.68	—
S&P 500 Index	–0.61	86.91	92.97	—
Lipper Customized Blend Funds Average*	–2.89	71.38	76.55	—
Lipper Multi-Cap Core Funds Average*	–2.15	72.96	79.57	—

Average Annual Total Returns (With Sales Charges) as of 9/30/15
	One Year	Five Years	Ten Years	Since Inception
Class A	–10.58%	10.09%	5.97%	—
Class B	–10.31	10.44	5.82	—
Class C	–6.94	10.57	5.82	—
Class Q	N/A	N/A	N/A	N/A (11/25/14)
Class R	–5.59	11.12	6.31	—
Class Z	–5.10	11.70	6.89	—
S&P 500 Index	–0.61	13.33	6.79	—
Lipper Customized Blend Funds Average*	–2.89	11.28	5.73	—
Lipper Multi-Cap Core Funds Average*	–2.15	11.49	5.92	—

*The Lipper Customized Blend Funds Average is a blend of the Lipper Multi-Cap Core Funds and Lipper Multi-Cap Value Funds Averages. The Lipper Customized Blend Funds Average was utilized because the Fund’s Manager believes that a blend of the Lipper Multi-Cap Core and Lipper Multi-Cap Value Averages provides a more appropriate basis for Fund performance comparisons, although Lipper classifies the Fund only in its Multi-Cap Core Funds category.

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Average Annual Total Returns (Without Sales Charges) as of 9/30/15
	One Year	Five Years	Ten Years	Since Inception
Class A	–5.38%	11.34%	6.57%	—
Class B	–6.10	10.57	5.82	—
Class C	–6.10	10.57	5.82	—
Class Q	N/A	N/A	N/A	N/A (11/25/14)
Class R	–5.59	11.12	6.31	—
Class Z	–5.10	11.70	6.89	—

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Fund’s Class A shares with a similar investment in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) by portraying the initial account values at the beginning of the 10-year period for Class A shares (September 30, 2005) and the account values at the end of the current fiscal year (September 30, 2015) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class Q, Class R, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods

Prudential Jennison Equity Opportunity Fund	3

Your Fund’s Performance (continued)

shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 years of calendar returns.

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class B*	Class C	Class Q	Class R	Class Z
Maximum Initial Sales Charge	5.50% of the public offering price	None	None	None	None	None
Contingent Deferred Sales Charge (CDSC) (as a percentage of the lower of original purchase price or sale proceeds)	1% on sales of $1 million or more made within 12 months of purchase	5% (Yr.1) 4% (Yr.2) 3% (Yr.3) 2% (Yr.4) 1% (Yr.5) 1% (Yr.6) 0% (Yr.7)	1% on sales made within 12 months of purchase	None	None	None
Annual Distribution and Service (12b-1) fees (shown as a percentage of average daily net assets)	.30%	1%	1%	None	.75% (.50% currently)	None

*Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

Benchmark Definitions

S&P 500 Index

The S&P 500 Index is an unmanaged index of 500 stocks of large US public companies. It gives a broad look at how US stock prices have performed. The cumulative total return for the Index measured from the month-end closest to the inception date for Class Q shares through 9/30/15 is –5.51%. Class Q shares have been in existence for less than one year and have no average annual total return performance information available.

Lipper Customized Blend Funds Average

The Lipper Customized Blend Funds Average (Lipper Average) is a 50/50 blend of the Lipper Multi-Cap Value Funds and Lipper Multi-Cap Core Funds Averages. The cumulative total return for the Lipper Average measured from the month-end closest to the inception date for Class Q shares through 9/30/15 is –6.83%. Class Q shares have been in existence for less than one year and have no average annual total return performance information available.

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Lipper Multi-Cap Core Funds Average

The Lipper Multi-Cap Core Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Multi-Cap Core Funds category for the periods noted. Funds in the Lipper Average invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Funds in the Lipper Average typically have between 25% and 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Funds in the Lipper Average have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P SuperComposite 1500 Index. The cumulative total return for the Lipper Average measured from the month-end closest to the inception date for Class Q shares through 9/30/15 is –6.36%. Class Q shares have been in existence for less than one year and have no average annual total return performance information available.

Lipper Multi-Cap Value Funds Average

The Lipper Multi-Cap Value Funds Average (Lipper Average) is based on the average return of all funds in the Lipper Multi-Cap Value Funds category for the periods noted. Funds in the Lipper Average invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap Value Funds in the Lipper Average typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index. The cumulative total return for the Lipper Average measured from the month-end closest to the inception date for Class Q shares through 9/30/15 is –7.98%. Class Q shares have been in existence for less than one year and have no average annual total return performance information available.

Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Averages reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the Index and the Lipper Averages are measured from the closest month-end to the inception date of Class Q shares, and not from the class’s actual inception date.

Five Largest Holdings expressed as a percentage of net assets as of 9/30/15

Bristol-Myers Squibb Co., Pharmaceuticals	2.1%
FirstEnergy Corp., Electric Utilities	2.1
Target Corp., Multiline Retail	2.0
PNC Financial Services Group, Inc. (The), Banks	2.0
Pfizer, Inc., Pharmaceuticals	1.9

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 9/30/15

Pharmaceuticals	9.7%
Banks	8.8
Software	8.0
Media	7.4
Hotels, Restaurants & Leisure	7.4

Industry weightings reflect only long-term investments and are subject to change.

Prudential Jennison Equity Opportunity Fund	5

Strategy and Performance Overview

How did the Fund perform?

The Prudential Jennison Equity Opportunity Fund’s Class A shares returned –5.38% in the 12 months ended September 30, 2015, trailing the –0.61% return of the S&P 500 Index (the Index) and the –2.89% return of the Lipper Customized Blend Funds Average.

In the Index, there was a very wide disparity among sector performance. The consumer sectors performed the best, while energy and materials declined double digits.

In the Fund, health care positions posted the largest gain and contributed most to relative performance. An underweight stance in telecommunications services was beneficial. Stock selection in consumer staples contributed to relative performance but the gain was offset by a meaningful underweight stance. In materials, energy, and consumer discretionary, security selection detracted the most from relative results. The loss in the consumer discretionary sector was mostly offset by the Fund’s significant overweight.

What was the market environment?

Weak energy prices, a strong US dollar, and slowing economic growth in China were key influences on the global economic landscape in the 12 months. The Federal Reserve ended its quantitative-easing program, signaling confidence in the health of US economic activity and labor market conditions. China’s growth continued to slow despite stimulus measures, easing in lending markets, and the devaluation of the yuan. Europe struggled, unsuccessfully, to avert Greece’s looming default even as the country’s new government called for less economic austerity. Tensions between Russia and Ukraine remained elevated. Brazil flirted with recession. Japan showed little economic improvement, although investors hoped a weaker yen would boost exports. These challenges, combined with uncertainty about the timing of anticipated monetary tightening in the US, contributed to continued volatility in global financial markets.

Which holdings made the largest positive contributions to the Fund’s return?

Health care holdings Hologic and Impax Labs were key positive contributors.

•

Hologic reported stronger than expected results as investors became more confident that the new management team would reaccelerate organic growth. This turnaround is a cornerstone of Jennison’s investment thesis, as it thinks a higher level of organic growth is sustainable in the medium-term and that the company’s narrow focus on women’s health gives it a competitive advantage with product innovation and specialized distribution.

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•

Shares of Impax Labs benefited from FDA approval of Rytary, a treatment for Parkinson’s disease, ending the multi-year probation status for at least one of the company’s major manufacturing facilities. Jennison held the company for its pipeline opportunities in Impax’s diverse mix of growing generic and branded products. The position was eliminated when Jennison’s expectations were realized.

In information technology, Altera and Fortinet made strong advances.

•

Altera rose on news that Intel would buy the company at a significant premium to Altera’s 5 year trading range, thus realizing the value that Jennison thought would present itself as new products gained share.

•

Fortinet is a provider of network security applications. Jennison expects Fortinet to continue executing on its plan to accelerate revenue growth and capitalize on its subscription revenue model. It is gaining share in a very high profile security market and increasing its competitive differentiation through product refreshes and increasing functionality.

Consumer discretionary position Pinnacle Entertainment was also a standout.

•

Pinnacle Entertainment continued its trend of improved organic growth and also benefited from management’s announced plans to separate the company’s real estate and operating assets into two separate publicly traded entities. In addition, Gaming and Leisure Properties Inc. made a hostile bid for Pinnacle’s real estate assets at a premium.

Which holdings detracted most from the Fund’s return?

Materials positions Constellium and Potash Corporation of Saskatchewan drove sector underperformance.

•

Shares of Potash Corporation of Saskatchewan have been under pressure for two reasons: recent weakness in the potash market as pricing has retreated to the lows of last year at $300 per ton and uncertainty around its bidding for a European competitor, K+S in Germany. Jennison continues to like the positive free cash flow metrics of Potash, which more than funds its almost 7% dividend, but has pared back the position for risk control purposes since the current trend in potash, its biggest commodity, is negative.

•

With commodity-focused companies performing poorly due to perceived China growth issues, shares of Constellium came under pressure following disappointing quarterly results from the recently acquired Wise Metals. Wise’s rolled products group, which primarily makes aluminum, missed company

Prudential Jennison Equity Opportunity Fund	7

Strategy and Performance Overview (continued)

earnings guidance and caused concern about Constellium’s overall debt level. Jennison believes the long-term growth in aerospace and auto body panels will justify a higher share price, but near term poor execution has been disappointing. Aerospace and auto body panels are two of Constellium’s end markets.

Energy positions were common among the Fund’s largest detractors, falling in tandem with substantial declines in the price of oil and subsequent concerns over production and servicing activity.

•

Noble Energy is an independent energy company that engages in the acquisition, exploration, and production of crude oil, natural gas, and natural gas liquids (NGLs) worldwide. With its prospects for growth in the Middle East, efficient use of capital and prudent cost management, Jennison believes Noble Energy could benefit over the medium- to long-term given its inexpensive valuation relative to its peer group.

•

Jennison believes that Laredo Petroleum has tremendous growth potential with its acreage in the Permian Basin and drilling inventory. Laredo also trades at a substantive discount to its value, which should be realized as it executes its low-cost production growth strategy.

In information technology, Rovi lost ground.

•

Rovi was hurt by weak guidance, uncertainty around its negotiations with cable companies for contract renewals, and a lost patent in a dispute with Netflix. While this position has had disappointing performance recently, Jennison’s core investment conviction is that there is valuation support on the stock due to significant free cash flow generation and management’s ongoing plan to return capital to shareholders.

Were there significant changes to the portfolio?

The Fund’s weights in energy and materials decreased, while its weight in health care increased significantly. Relative to the Index, the Fund finished the fiscal year overweight consumer discretionary and underweight consumer staples as Jennison believes that opportunities that meet their investment criteria are limited.

Positions initiated in the period include First Energy, GE, and Abbvie. Positions eliminated include Zions Bancorp, Altera, and Consol Energy.

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Comments on Largest Holdings

2.1%	Bristol-Myers Squibb, Pharmaceuticals

Bristol-Myers Squibb is a leader in the development of oncology active immune therapy, an approach that leverages a patient’s own immune system. Jennison likes Bristol’s overall immune-oncology program and believes the company will continue to benefit from product momentum, new product launches, pipeline data, and strong business development deals.

2.1%	FirstEnergy Corp., Electric Utilities

Jennison believes that First Energy’s (FE) new CEO is setting up for a new phase of growth and operational efficiencies. FE is well positioned to benefit from a rising power price environment driven by new EPA capacity performance rules and geographic constraints.

2.0%	Target Corp., Multiline Retail

Jennison expects Target to continue improving the merchandising, inventory control, and allocation of capital programs that were initiated by its new management team in late 2014. Given its consumables/food mix and leverage to a growing consumer segment, Jennison finds Target’s reward-to-risk ratio very attractive.

2.0%	The PNC Financial Services Corp., Inc., Banks

Jennison believes that PNC is a strong and improving franchise, has a proven ability to execute, along with a reasonable valuation. PNC’s ability to meet its profit growth expectations in the current low rate environment has been a positive factor.

1.9%	Pfizer Inc., Pharmaceuticals

Jennison finds the reward-to-risk ratio for Pfizer very attractive, believing that significant shareholder value will be realized as the company works to reorganize along two business segments, and continues to innovate with several promising new drugs, while expanding opportunities within established products.

Prudential Jennison Equity Opportunity Fund	9

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on April 1, 2015, at the beginning of the period, and held through the six-month period ended September 30, 2015. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of

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Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Jennison Equity Opportunity Fund		Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$888.80	1.14%	$5.40
	Hypothetical	$1,000.00	$1,019.35	1.14%	$5.77

Class B	Actual	$1,000.00	$885.20	1.84%	$8.70
	Hypothetical	$1,000.00	$1,015.84	1.84%	$9.30

Class C	Actual	$1,000.00	$885.20	1.84%	$8.70
	Hypothetical	$1,000.00	$1,015.84	1.84%	$9.30

Class Q	Actual	$1,000.00	$890.80	0.66%	$3.13
	Hypothetical	$1,000.00	$1,021.76	0.66%	$3.35

Class R	Actual	$1,000.00	$887.70	1.34%	$6.34
	Hypothetical	$1,000.00	$1,018.35	1.34%	$6.78

Class Z	Actual	$1,000.00	$890.20	0.84%	$3.98
	Hypothetical	$1,000.00	$1,020.86	0.84%	$4.26

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended September 30, 2015, and divided by the 365 days in the Fund’s fiscal year ended September 30, 2015 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

Prudential Jennison Equity Opportunity Fund	11

Fees and Expenses (continued)

The Fund’s annual expense ratios for the 12-month period ended September 30, 2015, are as follows:

Class	Gross Operating Expenses	Net Operating Expenses
A	1.10%	1.10%
B	1.80	1.80
C	1.80	1.80
Q	0.66	0.66
R	1.55	1.30
Z	0.80	0.80

Net operating expenses shown above reflect any fee waivers and/or expense reimbursements. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

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Portfolio of Investments

as of September 30, 2015

	Shares	Value (Note 1)
LONG-TERM INVESTMENTS 98.7%

COMMON STOCKS

Aerospace & Defense 1.6%
Boeing Co. (The)	57,321	$7,506,185

Air Freight & Logistics 0.7%
FedEx Corp.	22,653	3,261,579

Auto Components 1.1%
Lear Corp.	48,942	5,323,911

Banks 8.8%
Bank of America Corp.	549,015	8,553,654
Citigroup, Inc.	119,980	5,952,208
JPMorgan Chase & Co.	142,441	8,684,628
PNC Financial Services Group, Inc. (The)	104,948	9,361,361
Wells Fargo & Co.	168,679	8,661,666

		41,213,517

Capital Markets 1.6%
Goldman Sachs Group, Inc. (The)	42,312	7,352,133

Chemicals 1.8%
Monsanto Co.	44,273	3,778,258
Mosaic Co. (The)	66,120	2,056,993
Potash Corp. of Saskatchewan, Inc. (Canada)	116,713	2,398,452

		8,233,703

Commercial Services & Supplies 1.9%
ADT Corp. (The)	276,784	8,275,842
Brink’s Co. (The)	16,094	434,699

		8,710,541

Communications Equipment 4.8%
Brocade Communications Systems, Inc.	742,001	7,701,970
Juniper Networks, Inc.	265,145	6,816,878
Polycom, Inc.*	442,093	4,633,135
Viavi Solutions, Inc.*	604,396	3,245,606

		22,397,589

Consumer Finance 1.0%
Capital One Financial Corp.	67,292	4,880,016

See Notes to Financial Statements.

Prudential Jennison Equity Opportunity Fund	13

Portfolio of Investments

as of September 30, 2015 continued

	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Diversified Financial Services 1.6%
Voya Financial, Inc.	196,203	$7,606,790

Diversified Telecommunication Services 1.1%
Frontier Communications Corp.	1,126,003	5,348,514

Electric Utilities 3.0%
FirstEnergy Corp.	307,358	9,623,379
PPL Corp.	136,345	4,484,387

		14,107,766

Electronic Equipment, Instruments & Components 1.0%
Benchmark Electronics, Inc.*	213,118	4,637,448

Energy Equipment & Services 1.7%
Patterson-UTI Energy, Inc.	337,456	4,434,172
Schlumberger Ltd.	53,195	3,668,859

		8,103,031

Food & Staples Retailing 0.8%
CVS Health Corp.	39,720	3,832,186

Food Products 3.6%
Diamond Foods, Inc.*	285,850	8,821,331
Mondelez International, Inc. (Class A Stock)	196,410	8,223,687

		17,045,018

Health Care Equipment & Supplies 1.8%
Hologic, Inc.*	94,905	3,713,633
Zimmer Biomet Holdings, Inc.	50,468	4,740,459

		8,454,092

Health Care Providers & Services 2.8%
Aetna, Inc.	45,687	4,998,614
Express Scripts Holding Co.*	97,029	7,855,468

		12,854,082

Health Care Technology 0.8%
Veeva Systems, Inc. (Class A Stock)*(a)	155,365	3,637,095

Hotels, Restaurants & Leisure 7.4%
Carnival Corp.	177,430	8,818,271

See Notes to Financial Statements.

14

	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Hotels, Restaurants & Leisure (cont’d.)
Hyatt Hotels Corp. (Class A Stock)*	163,151	$7,684,412
MGM Resorts International*	283,427	5,229,228
Pinnacle Entertainment, Inc.*	132,116	4,470,806
SeaWorld Entertainment, Inc.(a)	211,440	3,765,746
Wendy’s Co. (The)	543,884	4,704,597

		34,673,060

Household Durables 1.7%
Ryland Group, Inc. (The)(a)	191,220	7,807,513

Independent Power & Renewable Electricity Producers 0.9%
Dynegy, Inc.*	192,104	3,970,790

Industrial Conglomerates 1.9%
General Electric Co.	349,907	8,824,655

Insurance 1.8%
MetLife, Inc.	178,353	8,409,344

Internet Software & Services 1.9%
Google, Inc. (Class C Stock)*	14,805	9,007,658

Machinery 0.2%
SPX FLOW, Inc.*	30,844	1,061,959

Media 7.4%
Comcast Corp. (Special Class A Stock)	145,619	8,335,231
Live Nation Entertainment, Inc.*	316,567	7,610,271
Time Warner, Inc.	28,910	1,987,562
Twenty-First Century Fox, Inc. (Class A Stock)	98,006	2,644,202
Viacom, Inc. (Class B Stock)	153,464	6,621,972
Vivendi SA (France)	315,894	7,484,108

		34,683,346

Metals & Mining 0.2%
Constellium NV (Netherlands) (Class A Stock)*	184,149	1,115,943

Multi-Utilities 1.0%
PG&E Corp.	85,019	4,489,003

Multiline Retail 2.0%
Target Corp.	119,746	9,419,220

See Notes to Financial Statements.

Prudential Jennison Equity Opportunity Fund	15

Portfolio of Investments

as of September 30, 2015 continued

	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Oil, Gas & Consumable Fuels 5.0%
Cobalt International Energy, Inc.*(a)	186,138	$1,317,857
EOG Resources, Inc.	95,677	6,965,285
Gulfport Energy Corp.*	75,893	2,252,504
Hess Corp.	121,210	6,067,773
Pioneer Natural Resources Co.	27,562	3,352,642
Plains GP Holdings LP (Class A Stock)	191,512	3,351,460

		23,307,521

Paper & Forest Products 0.8%
Louisiana-Pacific Corp.*(a)	246,131	3,504,905

Pharmaceuticals 9.7%
AbbVie, Inc.	153,324	8,342,359
Bristol-Myers Squibb Co.	165,365	9,789,608
Merck & Co., Inc.	124,932	6,170,391
Pfizer, Inc.	289,810	9,102,932
Shire PLC (Ireland), ADR	29,477	6,049,565
Teva Pharmaceutical Industries Ltd. (Israel), ADR	104,426	5,895,892

		45,350,747

Professional Services 1.0%
ManpowerGroup, Inc.	56,558	4,631,535

Road & Rail 1.1%
Hertz Global Holdings, Inc.*	301,100	5,037,403

Semiconductors & Semiconductor Equipment 1.4%
Maxim Integrated Products, Inc.	194,295	6,489,453

Software 8.0%
Cadence Design Systems, Inc.*(a)	306,245	6,333,147
Fortinet, Inc.*	118,228	5,022,325
Guidewire Software, Inc.*	148,546	7,810,549
Microsoft Corp.	172,491	7,634,452
PTC, Inc.*	186,560	5,921,414
Rovi Corp.*	435,900	4,572,591

		37,294,478

Technology Hardware, Storage & Peripherals 2.9%
Apple, Inc.	63,902	7,048,391
Diebold, Inc.(a)	225,069	6,700,304

		13,748,695

See Notes to Financial Statements.

16

	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Textiles, Apparel & Luxury Goods 0.9%
Coach, Inc.	147,981	$4,281,090

TOTAL LONG-TERM INVESTMENTS (cost $407,774,836)		461,613,514

SHORT-TERM INVESTMENT 6.6%

AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $30,835,003; includes $24,138,299 of cash collateral for securities on loan)(Note 3)(b)(c)	30,835,003	30,835,003

TOTAL INVESTMENTS 105.3% (cost $438,609,839; Note 5)		492,448,517
Liabilities in excess of other assets (5.3)%		(24,731,066)

NET ASSETS 100.0%		$467,717,451

The following abbreviations are used in the annual report:

ADR—American Depositary Receipt

OTC—Over-the-counter

*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $23,797,780; cash collateral of $24,138,299 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Cash collateral is less than 102% of the market value of securities loaned due to significant market increases on the last day of the reporting period. Collateral was subsequently received on the following business day and the Portfolio remained in compliance. Securities on loan are subject to contractual netting arrangements.
(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(c)	Prudential Investments LLC, the manager of the Series, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Series’ investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

Prudential Jennison Equity Opportunity Fund	17

Portfolio of Investments

as of September 30, 2015 continued

The following is a summary of the inputs used as of September 30, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$7,506,185	$—	$—
Air Freight & Logistics	3,261,579	—	—
Auto Components	5,323,911	—	—
Banks	41,213,517	—	—
Capital Markets	7,352,133	—	—
Chemicals	8,233,703	—	—
Commercial Services & Supplies	8,710,541	—	—
Communications Equipment	22,397,589	—	—
Consumer Finance	4,880,016	—	—
Diversified Financial Services	7,606,790	—	—
Diversified Telecommunication Services	5,348,514	—	—
Electric Utilities	14,107,766	—	—
Electronic Equipment, Instruments & Components	4,637,448	—	—
Energy Equipment & Services	8,103,031	—	—
Food & Staples Retailing	3,832,186	—	—
Food Products	17,045,018	—	—
Health Care Equipment & Supplies	8,454,092	—	—
Health Care Providers & Services	12,854,082	—	—
Health Care Technology	3,637,095	—	—
Hotels, Restaurants & Leisure	34,673,060	—	—
Household Durables	7,807,513	—	—
Independent Power & Renewable Electricity Producers	3,970,790	—	—
Industrial Conglomerates	8,824,655	—	—
Insurance	8,409,344	—	—
Internet Software & Services	9,007,658	—	—
Machinery	1,061,959	—	—
Media	27,199,238	7,484,108	—
Metals & Mining	1,115,943	—	—
Multi-Utilities	4,489,003	—	—
Multiline Retail	9,419,220	—	—
Oil, Gas & Consumable Fuels	23,307,521	—	—
Paper & Forest Products	3,504,905	—	—
Pharmaceuticals	45,350,747	—	—
Professional Services	4,631,535	—	—
Road & Rail	5,037,403	—	—
Semiconductors & Semiconductor Equipment	6,489,453	—	—
Software	37,294,478	—	—

See Notes to Financial Statements.

18

	Level 1	Level 2	Level 3
Common Stocks (continued)
Technology Hardware, Storage & Peripherals	$13,748,695	$—	$—
Textiles, Apparel & Luxury Goods	4,281,090	—	—
Affiliated Money Market Mutual Fund	30,835,003	—	—

Total	$484,964,409	$7,484,108	$—

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of September 30, 2015 were as follows (Unaudited):

Pharmaceuticals	9.7%
Banks	8.8
Software	8.0
Media	7.4
Hotels, Restaurants & Leisure	7.4
Affiliated Money Market Mutual Fund (including 5.2% of collateral for securities on loan)	6.6
Oil, Gas & Consumable Fuels	5.0
Communications Equipment	4.8
Food Products	3.6
Electric Utilities	3.0
Technology Hardware, Storage & Peripherals	2.9
Health Care Providers & Services	2.8
Multiline Retail	2.0
Internet Software & Services	1.9
Industrial Conglomerates	1.9
Commercial Services & Supplies	1.9
Health Care Equipment & Supplies	1.8
Insurance	1.8
Chemicals	1.8
Energy Equipment & Services	1.7
Household Durables	1.7
Diversified Financial Services	1.6
Aerospace & Defense	1.6
Capital Markets	1.6%
Semiconductors & Semiconductor Equipment	1.4
Diversified Telecommunication Services	1.1
Auto Components	1.1
Road & Rail	1.1
Consumer Finance	1.0
Electronic Equipment, Instruments & Components	1.0
Professional Services	1.0
Multi-Utilities	1.0
Textiles, Apparel & Luxury Goods	0.9
Independent Power & Renewable Electricity Producers	0.9
Food & Staples Retailing	0.8
Health Care Technology	0.8
Paper & Forest Products	0.8
Air Freight & Logistics	0.7
Metals & Mining	0.2
Machinery	0.2

105.3
Liabilities in excess of other assets	(5.3)

100.0%

See Notes to Financial Statements.

Prudential Jennison Equity Opportunity Fund	19

Statement of Assets & Liabilities

as of September 30, 2015

Assets
Investments at value, including securities on loan of $23,797,780:
Unaffiliated investments (cost $407,774,836)	$461,613,514
Affiliated investments (cost $30,835,003)	30,835,003
Receivable for investments sold	3,775,654
Dividends and interest receivable	516,769
Receivable for Series shares sold	418,600
Tax reclaim receivable	185,410
Prepaid expenses	5,483

Total Assets	497,350,433

Liabilities
Payable to broker for collateral for securities on loan	24,138,299
Payable for investments purchased	3,412,961
Payable for Series shares reacquired	1,451,279
Accrued expenses	241,656
Management fee payable	236,563
Distribution fee payable	110,198
Affiliated transfer agent fee payable	32,228
Payable to custodian	9,798

Total Liabilities	29,632,982

Net Assets	$467,717,451

Net assets were comprised of:
Common stock, at par	$25,543
Paid-in capital in excess of par	379,554,038

379,579,581
Undistributed net investment income	3,419,075
Accumulated net realized gain on investment and foreign currency transactions	30,885,837
Net unrealized appreciation on investments and foreign currencies	53,832,958

Net assets, September 30, 2015	$467,717,451

See Notes to Financial Statements.

20

Class A
Net asset value and redemption price per share ($245,319,980 ÷ 13,289,040 shares of common stock issued and outstanding)	$18.46
Maximum sales charge (5.50% of offering price)	1.07

Maximum offering price to public	$19.53

Class B
Net asset value, offering price and redemption price per share ($8,996,626 ÷ 565,993 shares of common stock issued and outstanding)	$15.90

Class C
Net asset value, offering price and redemption price per share ($42,643,545 ÷ 2,683,209 shares of common stock issued and outstanding)	$15.89

Class Q
Net asset value, offering price and redemption price per share ($16,611,354 ÷ 870,363 shares of common stock issued and outstanding)	$19.09

Class R
Net asset value, offering price and redemption price per share ($6,430,413 ÷ 383,634 shares of common stock issued and outstanding)	$16.76

Class Z
Net asset value, offering price and redemption price per share ($147,715,533 ÷ 7,750,899 shares of common stock issued and outstanding)	$19.06

See Notes to Financial Statements.

Prudential Jennison Equity Opportunity Fund	21

Statement of Operations

Year Ended September 30, 2015

Net Investment Income
Income
Unaffiliated dividend income (net of foreign withholding taxes of $185,044)	$9,196,670
Affiliated income from securities lending, net	134,246
Affiliated dividend income	30,958

Total income	9,361,874

Expenses
Management fee	3,242,130
Distribution fee—Class A	870,934
Distribution fee—Class B	116,319
Distribution fee—Class C	491,746
Distribution fee—Class R	57,696
Transfer agent’s fees and expenses (including affiliated expense of $170,700)	794,000
Custodian and accounting fees	99,000
Shareholders’ reports	92,000
Registration fees	89,000
Legal fees and expenses	31,000
Audit fee	22,000
Directors’ fees	22,000
Insurance expenses	7,000
Miscellaneous	15,370

Total expenses	5,950,195
Less: Distribution fee waiver—Class R	(19,234)

Net expenses	5,930,961

Net investment income	3,430,913

Realized And Unrealized Gain (Loss) On Investments And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	32,473,250
Foreign currency transactions	(11,838)

32,461,412

Net change in unrealized appreciation (depreciation) on:
Investments	(60,720,746)
Foreign currencies	2,425

(60,718,321)

Net loss on investment and foreign currency transactions	(28,256,909)

Net Decrease In Net Assets Resulting From Operations	$(24,825,996)

See Notes to Financial Statements.

22

Statement of Changes in Net Assets

	Year Ended September 30,
	2015	2014
Increase (Decrease) in Net Assets
Operations
Net investment income	$3,430,913	$1,429,332
Net realized gain on investment and foreign currency transactions	32,461,412	49,608,446
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(60,718,321)	11,221,903

Net increase (decrease) in net assets resulting from operations	(24,825,996)	62,259,681

Dividends and Distributions (Note 1)
Dividends from net investment income
Class A	(495,610)	(496,567)
Class Q	(77,909)	—
Class R	(533)	(2,001)
Class Z	(788,675)	(580,891)

	(1,362,727)	(1,079,459)

Distributions from net realized gains
Class A	(26,217,119)	(9,522,750)
Class B	(1,196,088)	(479,822)
Class C	(4,948,461)	(1,446,736)
Class Q	(1,450,511)	—
Class R	(772,530)	(199,099)
Class Z	(15,091,768)	(4,478,742)

	(49,676,477)	(16,127,149)

Series share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	70,068,582	156,174,272
Net asset value of shares issued in reinvestment of dividends and distributions	45,627,474	15,187,996
Cost of shares reacquired	(140,635,138)	(76,699,717)

Net increase (decrease) in net assets from Series share transactions	(24,939,082)	94,662,551

Total increase (decrease)	(100,804,282)	139,715,624

Net Assets:
Beginning of year	568,521,733	428,806,109

End of year (a)	$467,717,451	$568,521,733

(a) Includes undistributed net investment income of:	$3,419,075	$1,366,317

See Notes to Financial Statements.

Prudential Jennison Equity Opportunity Fund	23

Notes to Financial Statements

The Prudential Investment Portfolios, Inc. (the “Company”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Company consists of six series: Prudential Jennison Equity Opportunity Fund (the “Series”), Prudential Jennison Growth Fund, and Prudential Asset Allocation Fund which are diversified funds and Prudential Growth Allocation Fund, Prudential Moderate Allocation Fund and Prudential Conservative Allocation Fund which are non-diversified funds. These financial statements relate to Prudential Jennison Equity Opportunity Fund. The financial statements of the other series are not presented herein.

The Series’ investment objective is to achieve long-term growth of capital.

Note 1. Accounting Policies

The Series follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Series consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Series holds securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Directors (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Series to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Series’ investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

24

Common and preferred stocks, exchange-traded funds, and derivative instruments, such as futures or options that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Common and preferred stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. Such securities are valued using model prices to the extent that the valuation meets the established confidence level for each security. If the confidence level is not met or the vendor does not provide a model price, securities not valued using such model prices are valued in accordance with exchange-traded common and preferred stocks discussed above.

Participatory Notes (P-notes) are generally valued based upon the value of a related underlying security that trades actively in the market and are classified as Level 2 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

OTC derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads,

Prudential Jennison Equity Opportunity Fund	25

Notes to Financial Statements

continued

interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are generally valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the daily settlement price is not public.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Series may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Series has valued the investment. Therefore, the Series may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified

26

institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Series’ Subadviser under the guidelines adopted by the Directors of the Series. However, the liquidity of the Series’ investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: The books and records of the Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current daily rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series are presented at the foreign exchange rates and market values at the close of the period, the Series does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Series does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, these realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Series’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Master Netting Arrangements: The Series is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Series. A master netting arrangement between the Series and the counterparty permits the Series to offset amounts payable by the Series to the same counterparty against amounts to be

Prudential Jennison Equity Opportunity Fund	27

Notes to Financial Statements

continued

received; and by the receipt of collateral from the counterparty by the Series to cover the Series’ exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. The right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off, and the right of set-off is enforceable by law. During the reporting period, no instances occurred where the right to set-off existed and management has not elected to offset.

Securities Lending: The Series may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in a highly liquid short-term money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Series. Upon termination of the loan, the borrower will return to the Series securities identical to the loaned securities. Should the borrower of the securities fail financially, the Series has the right to repurchase the securities in the open market using the collateral. The Series recognizes income, net of any rebate and securities lending agent fees, for lending its securities, and any interest on the investment of cash received as collateral. The Series also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on an accrual basis. Expenses are recorded on the accrual basis, which may require the use of certain estimates by management that may differ from actual.

Net investment income or loss (other than distribution fees, which are charged directly to the respective class and transfer agency fees specific to Class Q which are charged to that share class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

28

Dividends and Distributions: The Series expects to pay dividends from net investment income and distributions from net realized capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, the Series is treated as a separate taxpaying entity. It is the Series’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Series has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison furnishes investment advisory services in connection with the management of the Series. In connection therewith, Jennison is obligated to keep certain books and records of the Series. PI pays for the services of Jennison, the cost of compensation of officers of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

The management fee paid to PI is accrued daily and payable monthly at an annual rate of 0.60% of the average daily net assets of the Series up to $300 million and 0.575% of the average daily net assets of the Series over $300 million. The effective management fee rate was 0.59% of the Series’ average daily net assets for the year ended September 30, 2015.

The Series has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C,

Prudential Jennison Equity Opportunity Fund	29

Notes to Financial Statements

continued

Class Q, Class R and Class Z shares of the Series. The Series compensates PIMS for distributing and servicing the Series’ Class A, Class B, Class C and Class R shares, pursuant to plans of distribution (the “Class A, B, C and R Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Q and Class Z shares of the Series.

Pursuant to the Class A, B, C and R Plans, the Series compensates PIMS for distribution related activities at an annual rate of up to .30%, 1%, 1% and .75% of the average daily net assets of the Class A, B, C and R shares, respectively. PIMS has contractually agreed to limit such fees to .50% for Class R shares.

PIMS has advised the Series that it has received $238,722 in front-end sales charges resulting from sales of Class A shares during the year ended September 30, 2015. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Series that for the year ended September 30, 2015, it received $4,264, $13,378 and $7,552 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B and Class C shareholders, respectively.

PI, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Company’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Series’ securities lending agent. Earnings from securities lending are disclosed on the Statement of Operations as “Affiliated income from securities lending, net.” For the year ended September 30, 2015, PIM was compensated approximately $39,300 for these services.

30

The Series invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as “Affiliated dividend income”.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments, for the year ended September 30, 2015, were $367,889,724 and $421,622,811, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized gain on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized gain on investment and foreign currency transactions. For the year ended September 30, 2015, the adjustments were to decrease undistributed net investment income and increase accumulated net realized gain on investment and foreign currency transactions by $15,428 primarily due to the reclassification of net foreign currency losses and reclassification of dividends. Net investment income, net realized gain (loss) on investment and foreign currency transactions and net assets were not affected by this change.

For the year ended September 30, 2015, the tax character of dividends paid by the Series were $10,135,637 of ordinary income and $40,903,567 of long-term capital gains. For the year ended September 30, 2014, the tax character of dividends paid were $1,073,581 of ordinary income and $16,133,027 of long-term capital gains.

As of September 30, 2015, the accumulated undistributed earnings on a tax basis were $3,419,075 of ordinary income and $31,523,580 of long-term capital gain. This differs from the amounts shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences between financial and tax reporting.

Prudential Jennison Equity Opportunity Fund	31

Notes to Financial Statements

continued

The United States federal income tax basis of the Series’ investments and the net unrealized appreciation as of September 30, 2015 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation	Other Cost Basis Adjustment	Total Net Unrealized Appreciation
$439,247,582	$82,812,893	$(29,611,958)	$53,200,935	$(5,720)	$53,195,215

The difference between book and tax basis was primarily attributable to deferred losses on wash sales. The other cost basis adjustment is attributed to mark-to-market of receivables and payables.

Management has analyzed the Series’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Series’ financial statements for the current reporting period. The Series’ federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Series offers Class A, Class B, Class C, Class Q, Class R and Class Z shares. Class A shares are subject to a front-end sales charge of 5.50%. Investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class B shares are closed to new purchases. Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Q, Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Series to one or more other share classes of the Series as presented in the table of transactions in shares of common stock.

32

There are 1 billion shares of $.001 par value common stock of the Series, designated Class A, Class B, Class C, Class Q, Class R and Class Z, each of which consists of 200 million, 5 million, 170 million, 230 million, 170 million, and 225 million authorized shares, respectively. As of September 30, 2015, Prudential through its affiliates owned 485 Class Q shares of the Series.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended September 30, 2015:
Shares sold	1,324,392	$27,150,237
Shares issued in reinvestment of dividends and distributions	1,316,980	25,233,338
Shares reacquired	(3,379,279)	(68,882,961)

Net increase (decrease) in shares outstanding before conversion	(737,907)	(16,499,386)
Shares issued upon conversion from other share class(es)	86,040	1,774,932
Shares reacquired upon conversion into other share class(es)	(204,074)	(4,213,331)

Net increase (decrease) in shares outstanding	(855,941)	$(18,937,785)

Year ended September 30, 2014:
Shares sold	2,627,042	$55,569,138
Shares issued in reinvestment of dividends and distributions	474,709	9,370,749
Shares reacquired	(2,132,341)	(44,812,865)

Net increase (decrease) in shares outstanding before conversion	969,410	20,127,022
Shares issued upon conversion from other share class(es)	100,876	2,131,502
Shares reacquired upon conversion into other share class(es)	(255,978)	(5,601,180)

Net increase (decrease) in shares outstanding	814,308	$16,657,344

Class B
Year ended September 30, 2015:
Shares sold	35,808	$642,585
Shares issued in reinvestment of dividends and distributions	69,124	1,146,772
Shares reacquired	(134,190)	(2,338,659)

Net increase (decrease) in shares outstanding before conversion	(29,258)	(549,302)
Shares reacquired upon conversion into other share class(es)	(96,845)	(1,729,212)

Net increase (decrease) in shares outstanding	(126,103)	$(2,278,514)

Year ended September 30, 2014:
Shares sold	252,790	$4,593,586
Shares issued in reinvestment of dividends and distributions	26,672	464,900
Shares reacquired	(74,784)	(1,375,543)

Net increase (decrease) in shares outstanding before conversion	204,678	3,682,943
Shares reacquired upon conversion into other share class(es)	(112,950)	(2,101,115)

Net increase (decrease) in shares outstanding	91,728	$1,581,828

Prudential Jennison Equity Opportunity Fund	33

Notes to Financial Statements

continued

Class C	Shares	Amount
Year ended September 30, 2015:
Shares sold	349,948	$6,257,380
Shares issued in reinvestment of dividends and distributions	274,043	4,546,372
Shares reacquired	(514,334)	(9,096,511)

Net increase (decrease) in shares outstanding before conversion	109,657	1,707,241
Shares reacquired upon conversion into other share class(es)	(20,743)	(372,190)

Net increase (decrease) in shares outstanding	88,914	$1,335,051

Year ended September 30, 2014:
Shares sold	892,301	$16,501,317
Shares issued in reinvestment of dividends and distributions	76,038	1,325,350
Shares reacquired	(275,040)	(5,095,360)

Net increase (decrease) in shares outstanding before conversion	693,299	12,731,307
Shares reacquired upon conversion into other share class(es)	(13,096)	(247,856)

Net increase (decrease) in shares outstanding	680,203	$12,483,451

Class Q
Period ended September 30, 2015*:
Shares sold	88,210	$1,808,274
Shares issued in reinvestment of dividends and distributions	77,467	1,528,420
Shares reacquired	(58,466)	(1,240,000)

Net increase (decrease) in shares outstanding before conversion	107,211	2,096,694
Shares issued upon conversion from other share class(es)	763,152	17,346,435

Net increase (decrease) in shares outstanding	870,363	$19,443,129

Class R
Year ended September 30, 2015
Shares sold	80,645	$1,482,128
Shares issued in reinvestment of dividends and distributions	27,086	471,839
Shares reacquired	(139,996)	(2,589,357)

Net increase (decrease) in shares outstanding	(32,265)	$(635,390)

Year ended September 30, 2014:
Shares sold	286,216	$5,536,023
Shares issued in reinvestment of dividends and distributions	6,283	113,919
Shares reacquired	(122,181)	(2,374,387)

Net increase (decrease) in shares outstanding	170,318	$3,275,555

34

Class Z	Shares	Amount
Year ended September 30, 2015:
Shares sold	1,553,421	$32,727,978
Shares issued in reinvestment of dividends and distributions	643,727	12,700,733
Shares reacquired	(2,690,675)	(56,487,650)

Net increase (decrease) in shares outstanding before conversion	(493,527)	(11,058,939)
Shares issued upon conversion from other share class(es)	214,227	4,563,180
Shares reacquired upon conversion into other share class(es)	(764,225)	(17,369,814)

Net increase (decrease) in shares outstanding	(1,043,525)	$(23,865,573)

Year ended September 30, 2014:
Shares sold	3,425,739	$73,974,208
Shares issued in reinvestment of dividends and distributions	192,952	3,913,078
Shares reacquired	(1,054,785)	(23,041,562)

Net increase (decrease) in shares outstanding before conversion	2,563,906	54,845,724
Shares issued upon conversion from other share class(es)	259,939	5,849,036
Shares reacquired upon conversion into other share class(es)	(1,429)	(30,387)

Net increase (decrease) in shares outstanding	2,822,416	$60,664,373

*	Commencement of offering was November 25, 2014.

Note 7. Borrowings

The Series, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 9, 2014 through October 8, 2015. The Funds pay an annualized commitment fee of .075% on the unused portion of the SCA. Interest on any borrowings under the SCA is paid at contracted market rates. Prior to October 9, 2014, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of .08% of the unused portion of the SCA. The commitment fee for the unused amount is accrued daily and paid quarterly.

Subsequent to the fiscal year end, the SCA has been renewed effective October 8, 2015, and will continue to provide a commitment of $900 million through October 6, 2016. Effective October 8, 2015, the Funds pay an annualized commitment fee of .11% of the unused portion of the SCA.

The Series did not utilize the SCA during the year ended September 30, 2015.

Prudential Jennison Equity Opportunity Fund	35

Notes to Financial Statements

continued

Note 8. New Accounting Pronouncement

In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 regarding “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share”. The amendments in this update are effective for the Fund for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. ASU No. 2015-07 will eliminate the requirement to categorize investments in the fair value hierarchy if their fair value is measured at net asset value (“NAV”) per share (or its equivalent) using the practical expedient in the FASB’s fair value measurement guidance. Management has evaluated the implications of ASU No. 2015-07 and it has been determined that there is no impact on the financial statement disclosures.

36

Financial Highlights

Class A Shares
	Year Ended September 30,
	2015	2014	2013	2012	2011
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$21.48	$19.56	$15.40	$12.15	$12.39
Income (loss) from investment operations:
Net investment income	.12	.05	.06	.06	.01
Net realized and unrealized gain (loss) on investment transactions	(1.20)	2.63	4.18	3.19	(.25)
Total from investment operations	(1.08)	2.68	4.24	3.25	(.24)
Less Dividends and Distributions:
Dividends from net investment income	(.04)	(.04)	(.08)	-	-
Distributions from net realized gains	(1.90)	(.72)	-	-	-
Total dividends and distributions	(1.94)	(.76)	(.08)	-	-
Net asset value, end of year	$18.46	$21.48	$19.56	$15.40	$12.15
Total Return(b):	(5.38)%	14.00%	27.64%	26.75%	(1.94)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$245,320	$303,859	$260,720	$213,926	$189,105
Average net assets (000)	$290,318	$291,978	$231,545	$210,097	$227,408
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.10%	1.07%	1.10%	1.13%	1.15%
Expenses before waivers and/or expense reimbursement	1.10%	1.07%	1.10%	1.13%	1.15%
Net investment income	.59%	.26%	.36%	.44%	.11%
Portfolio turnover rate	69%	47%	55%	40%	66%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolio in which the Series invests.

See Notes to Financial Statements.

Prudential Jennison Equity Opportunity Fund	37

Financial Highlights

continued

Class B Shares
	Year Ended September 30,
	2015	2014	2013	2012	2011
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$18.86	$17.33	$13.70	$10.88	$11.17
Income (loss) from investment operations:
Net investment loss	(.02)	(.08)	(.05)	(.03)	(.07)
Net realized and unrealized gain (loss) on investment transactions	(1.04)	2.33	3.70	2.85	(.22)
Total from investment operations	(1.06)	2.25	3.65	2.82	(.29)
Less Dividends and Distributions:
Dividends from net investment income	-	-	(.02)	-	-
Distributions from net realized gains	(1.90)	(.72)	-	-	-
Total dividends and distributions	(1.90)	(.72)	(.02)	-	-
Net asset value, end of year	$15.90	$18.86	$17.33	$13.70	$10.88
Total Return(b):	(6.04)%	13.30%	26.66%	25.92%	(2.60)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$8,997	$13,049	$10,406	$8,856	$10,079
Average net assets (000)	$11,632	$13,038	$9,405	$9,961	$15,538
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.80%	1.77%	1.80%	1.83%	1.85%
Expenses before waivers and/or expense reimbursement	1.80%	1.77%	1.80%	1.83%	1.85%
Net investment loss	(.10)%	(.43)%	(.33)%	(.26)%	(.60)%
Portfolio turnover rate	69%	47%	55%	40%	66%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolio in which the Series invests.

See Notes to Financial Statements.

38

Class C Shares
	Year Ended September 30,
	2015	2014	2013	2012	2011
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$18.86	$17.33	$13.70	$10.88	$11.17
Income (loss) from investment operations:
Net investment loss	(.02)	(.08)	(.05)	(.03)	(.07)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1.05)	2.33	3.70	2.85	(.22)
Total from investment operations	(1.07)	2.25	3.65	2.82	(.29)
Less Dividends and Distributions:
Dividends from net investment income	-	-	(.02)	-	-
Distributions from net realized gains	(1.90)	(.72)	-	-	-
Total dividends and distributions	(1.90)	(.72)	(.02)	-	-
Net asset value, end of year	$15.89	$18.86	$17.33	$13.70	$10.88
Total Return(b):	(6.10)%	13.30%	26.66%	25.92%	(2.60)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$42,644	$48,927	$33,179	$26,667	$24,251
Average net assets (000)	$49,176	$42,781	$28,668	$27,151	$29,339
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.80%	1.77%	1.80%	1.83%	1.85%
Expenses before waivers and/or expense reimbursement	1.80%	1.77%	1.80%	1.83%	1.85%
Net investment loss	(.10)%	(.44)%	(.34)%	(.26)%	(.59)%
Portfolio turnover rate	69%	47%	55%	40%	66%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolio in which the Series invests.

See Notes to Financial Statements.

Prudential Jennison Equity Opportunity Fund	39

Financial Highlights

continued

Class Q Shares
November 25, 2014(a) through September 30, 2015
Per Share Operating Performance(b):
Net Asset Value, Beginning Of Period	$22.73
Income from investment operations:
Net investment income	.18
Net realized and unrealized gain on investment transactions	(1.82)
Total from investment operations	(1.64)
Less Dividends and Distributions:
Dividends from net investment income	(.10)
Distributions from net realized gains	(1.90)
Total dividends and distributions	(2.00)
Net asset value, end of period	$19.09
Total Return(c):	(7.49)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$16,611
Average net assets (000)	$17,054
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	.66% (e)
Expenses before waivers and/or expense reimbursement	.66% (e)
Net investment income	1.01% (e)
Portfolio turnover rate	69% (f)

(a) Commencement of offering.

(b) Calculated based on average shares outstanding during the period.

(c) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.

(d) Does not include expenses of the underlying portfolio in which the Series invests.

(e) Annualized.

(f) Not annualized.

See Notes to Financial Statements.

40

Class R Shares
	Year Ended September 30,
	2015	2014	2013	2012	2011
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$19.69	$17.99	$14.18	$11.21	$11.45
Income (loss) from investment operations:
Net investment income (loss)	.07	.01	.03	.04	(.01)
Net realized and unrealized gain (loss) on investment transactions	(1.10)	2.42	3.83	2.93	(.23)
Total from investment operations	(1.03)	2.43	3.86	2.97	(.24)
Less Dividends and Distributions:
Dividends from net investment income	- (d)	(.01)	(.05)	-	-
Distributions from net realized gains	(1.90)	(.72)	-	-	-
Total dividends and distributions	(1.90)	(.73)	(.05)	-	-
Net asset value, end of year	$16.76	$19.69	$17.99	$14.18	$11.21
Total Return(b):	(5.59)%	13.81%	27.34%	26.49%	(2.10)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$6,430	$8,188	$4,418	$3,056	$1,041
Average net assets (000)	$7,693	$6,569	$3,599	$2,401	$1,104
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.30%	1.27%	1.30%	1.33%	1.35%
Expenses before waivers and/or expense reimbursement	1.55%	1.52%	1.55%	1.58%	1.60%
Net investment income (loss)	.39%	.07%	.17%	.27%	(.09)%
Portfolio turnover rate	69%	47%	55%	40%	66%

(a) Calculated based on average shares outstanding during the year.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolio in which the Series invests.

(d) Less than $.005 per share

See Notes to Financial Statements.

Prudential Jennison Equity Opportunity Fund	41

Financial Highlights

continued

Class Z Shares
	Year Ended September 30,
	2015	2014	2013	2012	2011
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$22.12	$20.11	$15.83	$12.49	$12.69
Income (loss) from investment operations:
Net investment income	.19	.12	.12	.11	.06
Net realized and unrealized gain (loss) on investment transactions	(1.25)	2.70	4.28	3.27	(.26)
Total from investment operations	(1.06)	2.82	4.40	3.38	(.20)
Less Dividends and Distributions:
Dividends from net investment income	(.10)	(.09)	(.12)	(.04)	-
Distributions from net realized gains	(1.90)	(.72)	-	-	-
Total dividends and distributions	(2.00)	(.81)	(.12)	(.04)	-
Net asset value, end of year	$19.06	$22.12	$20.11	$15.83	$12.49
Total Return(b):	(5.10)%	14.38%	28.01%	27.14%	(1.58)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$147,716	$194,498	$120,082	$94,646	$69,420
Average net assets (000)	$177,458	$161,815	$104,364	$84,211	$76,050
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.80%	.77%	.80%	.83%	.85%
Expenses before waivers and/or expense reimbursement	.80%	.77%	.80%	.83%	.85%
Net investment income	.90%	.57%	.66%	.74%	.41%
Portfolio turnover rate	69%	47%	55%	40%	66%

(a) Calculated based on average shares outstanding during the year.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolio in which the Series invests.

See Notes to Financial Statements.

42

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders

The Prudential Investment Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities of Prudential Jennison Equity Opportunity Fund, a series of The Prudential Investment Portfolios, Inc. (hereafter referred to as the “Fund”), including the portfolio of investments, as of September 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2015, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 16, 2015

Prudential Jennison Equity Opportunity Fund	43

Tax Information

(Unaudited)

We are advising you that during the fiscal year ended September 30, 2015, the Series reported the maximum amount allowed per share, but not less than $1.56 for Class A, B, C, Q, R, and Z shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended September 30, 2015, the Series reports in the maximum amount allowable under Section 854 of the Internal Revenue Code, but not less than, the following percentages of the ordinary income distributions paid as 1) qualified dividend income (QDI), and 2) eligible for corporate dividends received deduction (DRD):

	QDI	DRD

Prudential Jennison Equity Opportunity Fund	63.56%	53.25%

In January 2016, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of distributions received by you in calendar year 2015.

44

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Ellen S. Alberding (57) Board Member Portfolios Overseen: 67	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (63) Board Member Portfolios Overseen: 67	Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (63) Board Member Portfolios Overseen: 67	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Jennison Equity Opportunity Fund

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Keith F. Hartstein (59) Board Member Portfolios Overseen: 67	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Michael S. Hyland, CFA (70) Board Member Portfolios Overseen: 67	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Richard A. Redeker (72) Board Member & Independent Chair Portfolios Overseen: 67	Retired Mutual Fund Senior Executive (47 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.
Stephen G. Stoneburn (72) Board Member Portfolios Overseen: 67	Chairman (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

Visit our website at www.prudentialfunds.com

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Stuart S. Parker (53) Board Member & President Portfolios Overseen: 67	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).	None.
Scott E. Benjamin (42) Board Member & Vice President Portfolios Overseen: 67	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.
Grace C. Torres* (56) Board Member Portfolios Overseen: 65	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of Prudential Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since July 2015) of Sun Bancorp, Inc. N.A.

*

Note: Prior to her retirement in 2014, Ms. Torres was employed by Prudential Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a non-management Interested Board Member.

(1)	The year in which each individual joined the Fund’s Board is as follows:

Ellen S. Alberding, 2013; Linda W. Bynoe, 2005; Richard A. Redeker, 1995; Stephen G. Stoneburn, 2003; Kevin J. Bannon, 2008; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Grace C. Torres, 2014; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Prudential Jennison Equity Opportunity Fund

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (60) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012
Chad A. Earnst (40) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014
Deborah A. Docs (57) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (57) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005

Visit our website at www.prudentialfunds.com

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Claudia DiGiacomo (41) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005
Andrew R. French (52) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Amanda S. Ryan (37) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray LLP (2008-2012).	Since 2012
Theresa C. Thompson (53) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008
Richard W. Kinville (47) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).	Since 2011
M. Sadiq Peshimam (51) Treasurer and Principal Financial and Accounting Officer	Vice President (since 2005) of Prudential Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).	Since 2006
Peter Parrella (57) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007
Lana Lomuti (48) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (54) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014
Kelly A. Coyne (47) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since 2015

Prudential Jennison Equity Opportunity Fund

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Prudential Jennison Equity Opportunity Fund (the “Fund”)1 consists of ten individuals, seven of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 9-11, 2015 and approved the renewal of the agreements through July 31, 2016, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board

[1]	Prudential Jennison Equity Opportunity Fund is a series of The Prudential Investment Portfolios, Inc.

Prudential Jennison Equity Opportunity Fund

Approval of Advisory Agreements (continued)

meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 9-11, 2015.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and Jennison. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by Jennison, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and Jennison, and also considered the qualifications, backgrounds and responsibilities of the Jennison portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to PI and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to each of PI and Jennison. The Board noted that Jennison is affiliated with PI.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and Jennison under the management and subadvisory agreements.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board further noted that the subadviser is affiliated with PI and that its profitability is reflected in PI’s profitability report. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

PI and the Board previously retained an outside business consulting firm to review management fee breakpoint usage and trends in management fees across the mutual fund industry. The consulting firm presented its analysis and conclusions as to the Funds’ management fee structures to the Board and PI. The Board and PI have discussed these conclusions extensively since that presentation.

The Board received and discussed information concerning economies of scale that PI may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, and that at its current level of assets the Fund’s effective fee rate reflected those rate reductions. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PI realizes any economies of scale. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PI’s assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

Prudential Jennison Equity Opportunity Fund

Approval of Advisory Agreements (continued)

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PI and Jennison

The Board considered potential ancillary benefits that might be received by PI and Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included fees received by affiliates of PI for serving as the Fund’s securities lending agent, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), and benefits to its reputation as well as other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PI and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2014.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended September 30, 2014. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (a blend consisting of the Lipper Multi-Cap Value and Multi-Cap Core Funds Performance Universes)2 and the Peer

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[2]

The Fund was compared to a blend of these Performance Universes, although Lipper classifies the Fund in its Multi-Cap Core Funds Performance Universe. The Fund was compared to a blend of these Performance Universes because PI believes that the funds included in these Universes provide a more appropriate basis for Fund performance comparisons.

Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. To the extent that PI deemed appropriate, and for reasons addressed in detail with the Board, PI may have provided supplemental data compiled by Lipper for the Board’s consideration. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	3rd Quartile	3rd Quartile	2nd Quartile
Actual Management Fees: 2nd Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund outperformed its benchmark index over the ten-year period, although it underperformed over the other periods.
•

The Board considered that the Fund’s performance during the first quarter of 2015 had shown significant improvement, with the Fund ranking in the first quartile of its Peer Universe and outperforming its benchmark index.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to continue to monitor the Fund’s performance and to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential Jennison Equity Opportunity Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the
Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	Prudential Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Jennison Equity Opportunity Fund, Prudential Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL JENNISON EQUITY OPPORTUNITY FUND

SHARE CLASS	A	B	C	Q	R	Z
NASDAQ	PJIAX	PJIBX	PJGCX	PJOQX	PJORX	PJGZX
CUSIP	74437E503	74437E602	74437E701	74437E552	74437E644	74437E800

MF172E    0285048-00001-00

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL JENNISON GROWTH FUND

ANNUAL REPORT • SEPTEMBER 30, 2015

Objective

Long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), a Prudential Financial company and member SIPC. Jennison Associates (Jennison) is a registered investment adviser and a Prudential Financial company. © 2015 Prudential Financial, Inc. and its related entities. Prudential Investments LLC, Prudential, Jennison Associates, Jennison, the Prudential logo, Bring Your Challenges, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

November 16, 2015

Dear Shareholder:

We hope you find the annual report for the Prudential Jennison Growth Fund informative and useful. The report covers performance for the 12-month period that ended September 30, 2015.

Since market conditions change over time, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks. We offer the expertise of Prudential Financial’s affiliated asset managers that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Jennison Growth Fund

Prudential Jennison Growth Fund	1

Your Fund’s Performance (Unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 9/30/15
	One Year	Five Years	Ten Years
Class A	5.89%	98.57%	110.38%
Class B	5.14	91.70	96.05
Class C	5.13	91.71	96.34
Class R	5.68	96.78	106.83
Class Z	6.20	101.56	116.58
Russell 1000® Growth Index	3.17	96.58	117.64
S&P 500 Index	–0.61	86.91	92.97
Lipper Large-Cap Growth Funds Average	2.08	84.74	99.65

Average Annual Total Returns (With Sales Charges) as of 9/30/15
	One Year	Five Years	Ten Years
Class A	0.06%	13.41%	7.11%
Class B	0.21	13.78	6.96
Class C	4.14	13.90	6.98
Class R	5.68	14.50	7.54
Class Z	6.20	15.05	8.03
Russell 1000 Growth Index	3.17	14.47	8.09
S&P 500 Index	–0.61	13.33	6.79
Lipper Large-Cap Growth Funds Average	2.08	13.01	7.08

Average Annual Total Returns (Without Sales Charges) as of 9/30/15
	One Year	Five Years	Ten Years
Class A	5.89%	14.70%	7.72%
Class B	5.14	13.90	6.96
Class C	5.13	13.90	6.98
Class R	5.68	14.50	7.54
Class Z	6.20	15.05	8.03

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Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Fund’s Class A shares with a similar investment in the Russell 1000 Growth Index and the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) by portraying the initial account values at the beginning of the 10-year period for Class A shares (September 30, 2005) and the account values at the end of the current fiscal year (September 30, 2015) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class R, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Prudential Jennison Growth Fund	3

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class B*	Class C	Class R	Class Z
Maximum Initial Sales Charge	5.50% of the public offering price	None	None	None	None
Contingent Deferred Sales Charge (CDSC) (as a percentage of the lower of original purchase price or sale proceeds)	1% on sales of $1 million or more made within 12 months of purchase	5% (Yr.1) 4% (Yr.2) 3% (Yr.3) 2% (Yr.4) 1% (Yr.5) 1% (Yr.6) 0% (Yr.7)	1% on sales made within 12 months of purchase	None	None
Annual Distribution and Service (12b-1) fees (shown as a percentage of average daily net assets)	.30%	1%	1%	.75% (.50% currently)	None

*Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

Benchmark Definitions

Russell 1000 Growth Index

The Russell 1000 Growth Index is an unmanaged index comprising those securities in the Russell 1000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit relatively high price-to-book ratios, price-to-earnings ratios, forecasted growth rates, and relatively low dividend yields.

S&P 500 Index

The S&P 500 Index is an unmanaged index of 500 stocks of large US public companies. It gives a broad look at how US stock prices have performed.

Lipper Large-Cap Growth Funds Average

The Lipper Large-Cap Growth Funds Average (Lipper Average) is based on the average return of all funds in the Lipper Large-Cap Growth Funds category for the periods noted. Funds in the Lipper Average invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-Cap Growth Funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P 500 Index.

Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

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Five Largest Holdings expressed as a percentage of net assets as of 9/30/15 (excluding short-term investments)
Apple, Inc., Technology Hardware, Storage & Peripherals	5.2%
Amazon.com, Inc., Internet & Catalog Retail	4.3
Facebook, Inc. (Class A Stock), Internet Software & Services	4.0
MasterCard, Inc. (Class A Stock), IT Services	3.3
NIKE, Inc. (Class B Stock), Textiles, Apparel & Luxury Goods	3.1

Holdings are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 9/30/15 (excluding short-term investments)
Internet Software & Services	12.7%
Internet & Catalog Retail	9.1
Software	8.4
IT Services	7.5
Biotechnology	7.3

Industry weightings are subject to change.

Prudential Jennison Growth Fund	5

Strategy and Performance Overview

How did the Fund perform?

The Prudential Jennison Growth Fund’s Class A shares rose 5.89% in the 12 months ended September 30, 2015. The Fund outperformed the 3.17% return of the Russell 1000 Growth Index (the Index), the –0.61% return of the S&P 500 Index, and the 2.08% gain of the Lipper Large-Cap Growth Funds Average.

Fund positions in the consumer discretionary, information technology, and health care sectors contributed meaningfully to return. Stock selection in energy benefited return relative to the Index. Industrials and financials positions hurt absolute performance and performance relative to the Index. An underweight in consumer staples was detrimental.

What was the market environment?

Weak energy prices, a strong US dollar, and slowing economic growth in China were key influences on the global economic landscape in the 12 months. The US remained the strongest of the major global economies. The Federal Reserve ended its quantitative-easing program in December, signaling confidence in the health of US economic activity and labor market conditions.

A Chinese market correction in late summer and the ensuing devaluation of the yuan heightened skepticism about the reported strength of economic growth in the world’s second-largest economy and raised concerns that other struggling economies might set off a cycle of competitive devaluations to remain competitive in global export markets. Europe struggled, unsuccessfully, to avert Greece’s default even as the country’s new government called for less economic austerity. Euro zone leaders eventually reached an agreement to start negotiations on a third bailout for Greece. Tensions between Russia and Ukraine remained elevated. Brazil fell into recession. Japan showed little economic improvement, although its stock market made progress as investors hoped a weaker yen would boost exports. These challenges, combined with uncertainty about the timing and pace of anticipated monetary tightening in the US, contributed to continued volatility in global financial markets.

Which holdings made the largest positive contributions to the Fund’s return?

Consumer discretionary stocks across a diverse range of industries contributed significantly to Fund performance. In Internet retail, Amazon.com and Netflix were noteworthy performers.

•

On-demand streaming media network Netflix’s strong subscriber growth reflected the appeal of the company’s original programming. Jennison believes a shift toward exclusive deals and original content, increasing pricing power, international expansion, and scale advantage have strengthened the company’s long-term competitive positioning.

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Please see “Comments on Largest Holdings” below for discussion of Amazon.com

In apparel, Nike and Under Armour made strong advances.

•

The revenue growth of global athletic brand Under Armour is being fueled by international expansion, opportunities in footwear and women’s athletic apparel, market share gains, new programs, and category extensions. Its second-quarter earnings, revenue, and operating margins surpassed expectations.

Please see “Comments on largest holdings” below for discussion of Nike.

In restaurants:

•

Starbucks’ strong brand and innovation in mobile and loyalty programs have driven customer engagement and robust sales. Jennison believes the company has demonstrated its ability to devise innovative new platforms, which should help to keep its new product pipeline strong.

In information technology, Apple, MasterCard, Visa, and Facebook made strong gains:

•

Visa is the No. 1 payment system in the US. Jennison expects the company to continue to benefit from the long-term shift from cash to electronic credit and debit transactions. Visa reported better-than-projected revenue and earnings with processed transactions and gross dollar volume—the total value of cardholder transactions—increasing solidly.

Please see “Comments on Largest Holdings” below for discussion of Apple, MasterCard, and Facebook.

Which holdings detracted most from the Fund’s return?

Technology stocks Alibaba and Twitter detracted from Fund performance.

•

Alibaba, one of the world’s largest e-commerce companies with dominant positions in several Chinese markets, was hurt by worries related to the impact of changes in keyword search, the transition to more mobile-device-based transactions, and the at-times-unsettled relationship with the company’s main corporate regulator in China. The stock’s decline was also related to a broader correction in China’s equity market.

•	Social media company Twitter’s user growth and revenue generation lacked consistency.

Prudential Jennison Growth Fund	7

Strategy and Performance Overview (continued)

The Fund’s energy positions fell but outperformed the Index’s energy sector.

•	Oil equipment and services provider Schlumberger was pressured as falling energy prices caused its customers to curtail future spending.

•

Concho Resources fell even though its earnings per share, cash flow per share, and production surpassed forecasts. Concho has attractive assets in the West Texas Permian Basin, one of the most prolific oil fields in the US.

In industrials:

•	Canadian Pacific Railway was hurt by lower volumes of a variety of commodities, including oil, grain, and coal, being shipped on its rail lines.

Were there significant changes to the portfolio?

Over the reporting period, the Fund’s weights in consumer discretionary and information technology increased modestly, while weights in industrials, energy, and health care decreased. Relative to the Index, the Fund remained overweight in consumer discretionary and information technology, and underweight in industrials and consumer staples.

Positions initiated during the period include Shire, Tencent Holdings, Regeneron Pharmaceuticals, and JD.com. Positions eliminated include Alibaba, Union Pacific, Merck, and Twitter.

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Comments on Largest Holdings

5.2%	Apple Inc., Technology Hardware, Storage, and Peripherals

Apple designs, makes, and sells personal computers (Mac mini, iMac, MacBook, Mac Pro, and MacBook Pro), mobile communication devices (iPhone, iPad), and portable digital music and video players (iPod). It sells various related software, services, peripherals, and networking solutions, as well. Apple’s fundamental strength reflects expanding global acceptance of its platform. Jennison expects that product updates will sustain attractive revenue growth in the medium term.

4.3%	Amazon.com Inc., Internet and Catalog Retail

Jennison views Amazon.com, the world’s largest Internet retailer, as a prime beneficiary of the ongoing long-term shift toward e-commerce. Jennison expects Amazon to continue to benefit as investors increasingly appreciate its strong execution, long-term revenue growth, margin-expansion potential, and cloud infrastructure opportunities.

4.0%	Facebook, Inc., Internet Software and Services

Internet-based social platform Facebook has successfully implemented its mobile interface, and revenue generation from both mobile and desktop has improved. Jennison believes that as the company solidifies its dominant position, it continues to increase its appeal to both users and advertisers. Long-term, largely untapped, growth drivers include Instagram, WhatsApp, Messenger, and Oculus.

3.3%	MasterCard Inc., Information Technology Services

MasterCard is the No. 2 payment system in the US. Jennison expects continued growth in MasterCard’s gross dollar volume (the total value of its cardholders’ transactions) as consumers continue their long-term shift from paper money to electronic credit/debit transactions (retailers and banks pay MasterCard each time consumers use MasterCard-branded payment cards).

3.1%	Nike Inc., Textiles, Apparel, and Luxury Goods

Nike is the world’s largest sportswear company. It has generated impressive earnings, revenue, and gross margins on the strength of its execution and the Nike brand around the world and across product categories. Jennison likes Nike’s growth opportunities in e-commerce and innovation in apparel and manufacturing technology.

Prudential Jennison Growth Fund	9

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on April 1, 2015, at the beginning of the period, and held through the six-month period ended September 30, 2015. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of

10	Visit our website at www.prudentialfunds.com

Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Jennison Growth Fund		Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$971.60	1.04%	$5.14
	Hypothetical	$1,000.00	$1,019.85	1.04%	$5.27

Class B	Actual	$1,000.00	$968.10	1.74%	$8.58
	Hypothetical	$1,000.00	$1,016.34	1.74%	$8.80

Class C	Actual	$1,000.00	$968.10	1.74%	$8.58
	Hypothetical	$1,000.00	$1,016.34	1.74%	$8.80

Class R	Actual	$1,000.00	$970.70	1.24%	$6.13
	Hypothetical	$1,000.00	$1,018.85	1.24%	$6.28

Class Z	Actual	$1,000.00	$973.00	0.74%	$3.66
	Hypothetical	$1,000.00	$1,021.36	0.74%	$3.75

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended September 30, 2015, and divided by the 365 days in the Fund’s fiscal year ended September 30, 2015 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

Prudential Jennison Growth Fund	11

Fees and Expenses (continued)

The Fund’s annual expense ratios for the 12-month period ended September 30, 2015, are as follows:

Class	Gross Operating Expenses	Net Operating Expenses
A	1.05%	1.05%
B	1.75	1.75
C	1.75	1.75
R	1.50	1.25
Z	0.75	0.75

Net operating expenses shown above reflect any fee waivers and/or expense reimbursements. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

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Portfolio of Investments

as of September 30, 2015

Description	Shares	Value (Note 1)
LONG-TERM INVESTMENTS 97.0%

COMMON STOCKS

Aerospace & Defense 1.8%
Boeing Co. (The)	441,435	$57,805,913

Automobiles 1.4%
Tesla Motors, Inc.*(a)	175,615	43,622,766

Banks 0.9%
Bank of America Corp.	1,879,569	29,283,685

Beverages 0.8%
Monster Beverage Corp.*	182,736	24,694,943

Biotechnology 7.3%
Alexion Pharmaceuticals, Inc.*	300,119	46,935,610
Biogen Idec, Inc.*	196,541	57,352,629
Celgene Corp.*	508,885	55,046,091
Gilead Sciences, Inc.	112,324	11,029,094
Incyte Corp.*	106,913	11,795,711
Regeneron Pharmaceuticals, Inc.*	90,784	42,227,270
Vertex Pharmaceuticals, Inc.*	83,058	8,649,660

		233,036,065

Capital Markets 0.9%
Morgan Stanley	924,375	29,117,813

Chemicals 1.3%
Monsanto Co.	296,984	25,344,615
Sherwin-Williams Co. (The)	72,444	16,139,074

		41,483,689

Communications Equipment 0.5%
Palo Alto Networks, Inc.*	87,148	14,989,456

Diversified Financial Services 1.1%
McGraw-Hill Financial, Inc.	393,485	34,036,453

Energy Equipment & Services 0.6%
Schlumberger Ltd.	262,914	18,133,179

Food & Staples Retailing 2.8%
Costco Wholesale Corp.	359,342	51,950,073

See Notes to Financial Statements.

Prudential Jennison Growth Fund	13

Portfolio of Investments

as of September 30, 2015 continued

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Food & Staples Retailing (cont’d.)
Kroger Co. (The)	1,080,784	$38,983,879

		90,933,952

Health Care Equipment & Supplies 1.5%
Abbott Laboratories	1,237,021	49,752,985

Hotels, Restaurants & Leisure 5.0%
Chipotle Mexican Grill, Inc.*	59,330	42,732,433
Marriott International, Inc. (Class A Stock)(a)	648,375	44,219,175
Starbucks Corp.	1,280,280	72,771,115

		159,722,723

Internet & Catalog Retail 9.1%
Amazon.com, Inc.*	269,331	137,867,846
JD.com, Inc. (China), ADR*(a)	592,798	15,448,316
Netflix, Inc.*	793,829	81,970,782
Priceline Group, Inc. (The)*	46,671	57,725,493

		293,012,437

Internet Software & Services 12.7%
Facebook, Inc. (Class A Stock)*	1,407,234	126,510,336
Google, Inc. (Class A Stock)*	129,733	82,817,655
Google, Inc. (Class C Stock)*	135,773	82,607,009
LinkedIn Corp. (Class A Stock)*	291,668	55,454,837
Tencent Holdings Ltd. (China)	3,460,204	58,327,242

		405,717,079

IT Services 7.5%
FleetCor Technologies, Inc.*	264,582	36,411,775
MasterCard, Inc. (Class A Stock)	1,186,441	106,922,063
Visa, Inc. (Class A Stock)(a)	1,395,940	97,241,180

		240,575,018

Life Sciences Tools & Services 1.5%
Illumina, Inc.*	272,655	47,938,202

Media 3.2%
Time Warner, Inc.	529,090	36,374,937
Walt Disney Co. (The)	660,573	67,510,561

		103,885,498

See Notes to Financial Statements.

14

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Multiline Retail 1.2%
Dollar General Corp.	522,542	$37,852,943

Oil, Gas & Consumable Fuels 0.9%
Concho Resources, Inc.*	298,194	29,312,470

Pharmaceuticals 6.9%
Allergan PLC*	209,809	57,028,184
Bristol-Myers Squibb Co.	974,508	57,690,874
Novo Nordisk A/S (Denmark), ADR	923,313	50,080,497
Shire PLC (Ireland), ADR	271,202	55,658,786

		220,458,341

Real Estate Investment Trusts (REITs) 1.1%
American Tower Corp.	413,450	36,375,331

Road & Rail 0.4%
Canadian Pacific Railway Ltd. (Canada)	83,862	12,040,067

Semiconductors & Semiconductor Equipment 1.9%
ARM Holdings PLC (United Kingdom), ADR	698,755	30,221,154
NXP Semiconductors NV (Netherlands)*	358,510	31,215,465

		61,436,619

Software 8.4%
Adobe Systems, Inc.*	740,926	60,918,936
FireEye, Inc.*(a)	428,574	13,637,225
Red Hat, Inc.*	638,128	45,868,640
salesforce.com, inc.*	935,182	64,929,686
Splunk, Inc.*	565,441	31,297,159
VMware, Inc. (Class A Stock)*	246,016	19,383,601
Workday, Inc. (Class A Stock)*(a)	466,535	32,125,600

		268,160,847

Specialty Retail 5.4%
Inditex SA (Spain)	1,706,568	57,224,034
O’Reilly Automotive, Inc.*(a)	191,776	47,944,000
Tiffany & Co.	329,127	25,415,187
TJX Cos., Inc. (The)	601,498	42,958,987

		173,542,208

See Notes to Financial Statements.

Prudential Jennison Growth Fund	15

Portfolio of Investments

as of September 30, 2015 continued

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Technology Hardware, Storage & Peripherals 5.2%
Apple, Inc.	1,498,662	$165,302,419

Textiles, Apparel & Luxury Goods 5.7%
Luxottica Group SpA (Italy)	518,040	35,902,738
NIKE, Inc. (Class B Stock)	796,376	97,930,357
Under Armour, Inc. (Class A Stock)*(a)	513,723	49,718,112

		183,551,207

TOTAL LONG-TERM INVESTMENTS (cost $1,878,194,593)		3,105,774,308

SHORT-TERM INVESTMENT 8.0%

AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $256,979,312; includes $177,088,862 of cash collateral for securities on loan) (Note 3)(b)(c)	256,979,312	256,979,312

TOTAL INVESTMENTS 105.0% (cost $2,135,173,905) (Note 5)		3,362,753,620
Liabilities in excess of other assets (5.0)%		(160,755,733)

NET ASSETS 100.0%		$3,201,997,887

The following abbreviations are used in the annual report:

ADR—American Depositary Receipt

OTC—Over-the-counter

*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $176,423,414; cash collateral of $177,088,862 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Cash collateral is less than 102% of the market value of securities loaned due to significant market increases on the last business day of the reporting period. Collateral was subsequently received on the following business day and the Fund remained in compliance. Securities on loan are subject to contractual netting arrangements.
(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(c)	Prudential Investments LLC, the manager of the Series, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.

See Notes to Financial Statements.

16

Various inputs are used in determining the value of the Series’ investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of September 30, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$57,805,913	$—	$—
Automobiles	43,622,766	—	—
Banks	29,283,685	—	—
Beverages	24,694,943	—	—
Biotechnology	233,036,065	—	—
Capital Markets	29,117,813	—	—
Chemicals	41,483,689	—	—
Communications Equipment	14,989,456	—	—
Diversified Financial Services	34,036,453	—	—
Energy Equipment & Services	18,133,179	—	—
Food & Staples Retailing	90,933,952	—	—
Health Care Equipment & Supplies	49,752,985	—	—
Hotels, Restaurants & Leisure	159,722,723	—	—
Internet & Catalog Retail	293,012,437	—	—
Internet Software & Services	347,389,837	58,327,242	—
IT Services	240,575,018	—	—
Life Sciences Tools & Services	47,938,202	—	—
Media	103,885,498	—	—
Multiline Retail	37,852,943	—	—
Oil, Gas & Consumable Fuels	29,312,470	—	—
Pharmaceuticals	220,458,341	—	—
Real Estate Investment Trusts (REITs)	36,375,331	—	—
Road & Rail	12,040,067	—	—
Semiconductors & Semiconductor Equipment	61,436,619	—	—
Software	268,160,847	—	—
Specialty Retail	116,318,174	57,224,034	—

See Notes to Financial Statements.

Prudential Jennison Growth Fund	17

Portfolio of Investments

as of September 30, 2015 continued

	Level 1	Level 2	Level 3
Common Stocks (continued):
Technology Hardware, Storage & Peripherals	$165,302,419	$—	$—
Textiles, Apparel & Luxury Goods	147,648,469	35,902,738	—
Affiliated Money Market Mutual Fund	256,979,312	—	—

Total	$3,211,299,606	$151,454,014	$—

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of September 30, 2015 were as follows (Unaudited):

Internet Software & Services	12.7%
Internet & Catalog Retail	9.1
Software	8.4
Affiliated Money Market Mutual Fund (including 5.5% of collateral for securities on loan)	8.0
IT Services	7.5
Biotechnology	7.3
Pharmaceuticals	6.9
Textiles, Apparel & Luxury Goods	5.7
Specialty Retail	5.4
Technology Hardware, Storage & Peripherals	5.2
Hotels, Restaurants & Leisure	5.0
Media	3.2
Food & Staples Retailing	2.8
Semiconductors & Semiconductor Equipment	1.9
Aerospace & Defense	1.8
Health Care Equipment & Supplies	1.5
Life Sciences Tools & Services	1.5%
Automobiles	1.4
Chemicals	1.3
Multiline Retail	1.2
Real Estate Investment Trusts (REITs)	1.1
Diversified Financial Services	1.1
Oil, Gas & Consumable Fuels	0.9
Banks	0.9
Capital Markets	0.9
Beverages	0.8
Energy Equipment & Services	0.6
Communications Equipment	0.5
Road & Rail	0.4

105.0
Liabilities in excess of other assets	(5.0)

100.0%

See Notes to Financial Statements.

18

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

FINANCIAL STATEMENTS

ANNUAL REPORT • SEPTEMBER 30, 2015

Prudential Jennison Growth Fund

Statement of Assets & Liabilities

as of September 30, 2015

Assets
Investments at value, including securities on loan of $176,423,414:
Unaffiliated investments (cost $1,878,194,593)	$3,105,774,308
Affiliated investments (cost $256,979,312)	256,979,312
Receivable for investments sold	24,469,599
Receivable for Series shares sold	4,542,866
Dividends and interest receivable	1,248,492
Tax reclaim receivable	238,342
Prepaid expenses	33,627

Total Assets	3,393,286,546

Liabilities
Payable to broker for collateral for securities on loan	177,088,862
Payable for investments purchased	7,611,187
Payable for Series shares reacquired	3,319,192
Management fee payable	1,557,323
Accrued expenses and other liabilities	919,713
Distribution fee payable	462,438
Affiliated transfer agent fee payable	314,529
Payable to custodian	13,028
Deferred directors’ fees	2,387

Total Liabilities	191,288,659

Net Assets	$3,201,997,887

Net assets were comprised of:
Common stock, at par	$107,372
Paid-in capital in excess of par	1,774,582,462

1,774,689,834
Accumulated net investment loss	(2,387)
Accumulated net realized gain on investment and foreign currency transactions	199,749,571
Net unrealized appreciation on investments and foreign currencies	1,227,560,869

Net assets, September 30, 2015	$3,201,997,887

See Notes to Financial Statements.

20

Class A
Net asset value and redemption price per share
($1,026,140,212 ÷ 34,937,180 shares of common stock issued and outstanding)	$29.37
Maximum sales charge (5.50% of offering price)	1.71

Maximum offering price to public	$31.08

Class B
Net asset value, offering price and redemption price per share
($21,843,226 ÷ 878,937 shares of common stock issued and outstanding)	$24.85

Class C
Net asset value, offering price and redemption price per share
($91,552,401 ÷ 3,677,543 shares of common stock issued and outstanding)	$24.89

Class R
Net asset value, offering price and redemption price per share
($261,304,429 ÷ 9,873,482 shares of common stock issued and outstanding)	$26.47

Class Z
Net asset value, offering price and redemption price per share
($1,801,157,619 ÷ 58,004,396 shares of common stock issued and outstanding)	$31.05

See Notes to Financial Statements.

Prudential Jennison Growth Fund	21

Statement of Operations

Year Ended September 30, 2015

Net Investment Income
Income
Unaffiliated dividend income (net of foreign withholding taxes of $493,417)	$22,975,402
Affiliated income from securities lending, net	386,573
Affiliated dividend income	57,683

Total income	23,419,658

Expenses
Management fee	17,394,040
Distribution fee—Class A	3,239,535
Distribution fee—Class B	250,694
Distribution fee—Class C	838,900
Distribution fee—Class R	916,777
Transfer agent’s fees and expenses (including affiliated expense of $1,370,500)	4,061,000
Custodian and accounting fees	401,000
Shareholders’ reports	330,000
Registration fees	93,000
Directors’ fees	70,000
Insurance expenses	32,000
Legal fees and expenses	31,000
Audit fee	23,000
Commitment fee on syndicated credit agreement	5,000
Loan Interest expense	234
Miscellaneous	21,202

Total expenses	27,707,382
Less: Distribution fee waiver—Class R	(305,589)

Net expenses	27,401,793

Net investment loss	(3,982,135)

Realized And Unrealized Gain (Loss) On Investments And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	213,803,493
Foreign currency transactions	(23,863)

213,779,630

Net change in unrealized appreciation (depreciation) on:
Investments	(70,507,405)
Foreign currencies	(8,089)

(70,515,494)

Net gain on investment and foreign currency transactions	143,264,136

Net Increase In Net Assets Resulting From Operations	$139,282,001

See Notes to Financial Statements.

22

Statement of Changes in Net Assets

	Year Ended September 30,
	2015	2014
Increase (Decrease) in Net Assets
Operations
Net investment loss	$(3,982,135)	$(3,764,462)
Net realized gain on investment and foreign currency transactions	213,779,630	208,966,383
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(70,515,494)	235,078,479

Net increase in net assets resulting from operations	139,282,001	440,280,400

Dividends and Distributions (Note 1)
Dividends from net investment income
Class Z	—	(211,567)

Distributions from net realized gains
Class A	(53,790,565)	(38,305,986)
Class B	(1,529,817)	(1,203,693)
Class C	(4,685,609)	(2,854,963)
Class R	(2,843,467)	(1,650,198)
Class Z	(77,542,876)	(45,749,026)

	(140,392,334)	(89,763,866)

Series share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	702,187,016	488,980,794
Net asset value of shares issued in merger (Note 8)	305,704,769	—
Net asset value of shares issued in reinvestment of dividends and distributions	125,481,704	80,895,115
Cost of shares reacquired	(631,843,955)	(596,020,974)

Net increase (decrease) in net assets from Series share transactions	501,529,534	(26,145,065)

Total increase	500,419,201	324,159,902

Net Assets:
Beginning of year	2,701,578,686	2,377,418,784

End of year	$3,201,997,887	$2,701,578,686

See Notes to Financial Statements.

Prudential Jennison Growth Fund	23

Notes to Financial Statements

The Prudential Investment Portfolios, Inc. (the “Company”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Company consists of six series: Prudential Jennison Growth Fund (the “Series”), Prudential Jennison Equity Opportunity Fund and Prudential Balanced Fund which are diversified funds and Prudential Growth Allocation Fund, Prudential Moderate Allocation Fund and Prudential Conservative Allocation Fund which are non-diversified funds. These financial statements relate to Prudential Jennison Growth Fund. The financial statements of the other series are not presented herein.

The Series’ investment objective is to achieve long-term growth of capital.

Effective June 5, 2015, the Target Large Capitalization Growth Portfolio of the Target Portfolio Trust, merged into the Series.

Note 1. Accounting Policies

The Series follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Series consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Series holds securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Directors (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Series to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

24

Various inputs determine how the Series’ investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

Common and preferred stocks, exchange-traded funds, and derivative instruments such as futures or options that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Common and preferred stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. Such securities are valued using model prices to the extent that the valuation meets the established confidence level for each security. If the confidence level is not met or the vendor does not provide a model price, securities are valued in accordance with exchange-traded common and preferred stocks discussed above.

Participatory Notes (P-notes) are generally valued based upon the value of a related underlying security that trades actively in the market and are classified as Level 2 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

Prudential Jennison Growth Fund	25

Notes to Financial Statements

continued

OTC derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are generally valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the daily settlement price is not public.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Series may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Series has valued the investment. Therefore, the Series may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of

26

legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Series’ Subadviser under the guidelines adopted by the Directors of the Series. However, the liquidity of the Series’ investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: The books and records of the Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series are presented at the foreign exchange rates and market values at the close of the period, the Series does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Series does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, these realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability, or the level of governmental supervision and regulation of foreign securities markets.

Prudential Jennison Growth Fund	27

Notes to Financial Statements

continued

Master Netting Arrangements: The Series is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Series. A master netting arrangement between the Series and the counterparty permits the Series to offset amounts payable by the Series to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Series to cover the Series’ exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. The right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there were no instances where the right to set-off existed and management has not elected to offset.

Securities Lending: The Series may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in a highly liquid short-term money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Series. Upon termination of the loan, the borrower will return to the Series securities identical to the loaned securities. Should the borrower of the securities fail financially, the Series has the right to repurchase the securities in the open market using the collateral. The Series recognizes income, net of any rebate and securities lending agent fees, for lending its securities, and any interest on the investment of cash received as collateral. The Series also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

REITs: The Series invests in real estate investment trusts (“REITs”), which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. These estimates are adjusted periodically when the actual sources of distributions is disclosed by the REITs.

28

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on an accrual basis. Expenses are recorded on the accrual basis, which may require the use of certain estimates by management that may differ from actual.

Net investment income or loss (other than distribution fees, which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: The Series expects to pay dividends from net investment income and distributions from net realized capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, the Series is treated as a separate taxpaying entity. It is the Series’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Company has a management agreement for the Series with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison furnishes investment advisory services in connection with the management of the Series. In connection therewith, Jennison is obligated to keep

Prudential Jennison Growth Fund	29

Notes to Financial Statements

continued

certain books and records of the Series. PI pays for the services of Jennison, the cost of compensation of officers of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

The management fee paid to PI is accrued daily and payable monthly at an annual rate of .60% of the Series’ average daily net assets up to $300 million, .575% of the average daily net assets on the next $2.7 billion and .55% of the average daily net assets in excess of $3 billion. The effective management fee rate was .58% of the Series’ average daily net assets for the year ended September 30, 2015.

The Series has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class R and Class Z shares of the Series. The Series compensates PIMS for distributing and servicing the Series’ Class A, Class B, Class C and Class R shares, pursuant to plans of distribution (the “Class A, B, C and R Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Series.

Pursuant to the Class A, B, C and R Plans, the Series compensates PIMS for distribution related activities at an annual rate of up to .30%, 1%, 1% and .75%, of the average daily net assets of the Class A, B, C and R shares, respectively. PIMS contractually agreed to limit such fees to .50% of the average daily net assets of the Class R shares through January 31, 2017.

PIMS has advised the Series that it has received $696,390 in front-end sales charges resulting from sales of Class A shares, during the year ended September 30, 2015. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Series that for the year ended September 30, 2015, it received $1,076, $23,866 and $3,897 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B and Class C shareholders, respectively.

PI, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

30

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Series’ transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Series’ security lending agent. Earnings from securities lending are disclosed on the Statement of Operations as “Affiliated income from securities lending, net”. For the year ended September 30, 2015, PIM has been compensated approximately $115,470 for these services.

The Series invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of Prudential Investment Portfolios 2, registered under the 1940 Act, and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as “Affiliated dividend income”.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments, for the year ended September 30, 2015, were $1,210,931,416 and $1,232,790,097, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present accumulated net investment loss, accumulated net realized gain on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to accumulated net investment loss, accumulated net realized gain on investment and foreign currency transactions and paid-in capital in excess of par. For the year ended September 30, 2015, the adjustments were to decrease accumulated net investment loss by $3,979,748, decrease accumulated net realized gain on investment and foreign currency transactions by $2,058,721 and decrease paid-in capital in excess of par by $1,921,027 primarily due to a net investment loss, net foreign currency losses and tax attributes relating to the reorganization. Net investment loss, net realized gain on investment and foreign currency transactions and net assets were not affected by this change.

Prudential Jennison Growth Fund	31

Notes to Financial Statements

continued

For the year ended September 30, 2015, the tax character of dividends paid by the Series were $32,465,849 of ordinary income and $107,926,485 of long-term capital gains. For the year ended September 30, 2014, the tax character of dividends paid by the Series were $211,567 of ordinary income and $89,763,866 of long-term capital gains.

As of September 30, 2015, the accumulated undistributed earnings on a tax basis was $207,570,850 of long-term capital gains. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences between financial and tax reporting.

The United States federal income tax basis of the Series’ investments and the net unrealized appreciation as of September 30, 2015 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation	Other Cost Basis Adjustments	Total Net Unrealized Appreciation
$2,142,995,184	$1,293,790,923	$(74,032,487)	$1,219,758,436	$(18,846)	$1,219,739,590

The difference between book and tax basis was primarily attributable to deferred losses on wash sales. The other cost basis adjustments are primarily attributable to net unrealized appreciation on receivables and payables on foreign currencies.

Management has analyzed the Series’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Series’ financial statements for the current reporting period. The Series’ federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Series offers Class A, Class B, Class C, Class R and Class Z shares. Class A shares are subject to a maximum front-end sales charge of 5.50%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%. The Class A CDSC is waived for purchases by certain retirement or benefits plans. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class B shares automatically convert to Class A

32

shares on a quarterly basis approximately seven years after purchase. Class B shares are closed to new purchases. Class C shares are sold with a CDSC of 1% on shares redeemed within the first 12 months after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Series to one or more other share classes of the Series as presented in the table of transactions in shares of common stock.

The Company is authorized to issue 6.25 billion shares of common stock at $.001 par value per shares. There are 1.25 billion shares authorized for the Series equally divided into six classes, designated Class A, Class B, Class C, Class I, Class R and Class Z shares. The Series currently does not have any Class I shares outstanding. As of September 30, 2015, PI did not own any shares of the Series.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended September 30, 2015:
Shares sold	4,932,493	$149,166,847
Shares issued in reinvestment of dividends and distributions	1,817,990	49,921,982
Shares reacquired	(7,456,107)	(224,528,218)

Net increase (decrease) in shares outstanding before conversion	(705,624)	(25,439,389)
Shares issued upon conversion from other share class(es)	266,665	8,067,340
Shares reacquired upon conversion into other share class(es)	(1,697,906)	(52,257,048)

Net increase (decrease) in shares outstanding	(2,136,865)	$(69,629,097)

Year ended September 30, 2014:
Shares sold	5,065,325	$141,511,555
Shares issued in reinvestment of dividends and distributions	1,303,493	35,533,187
Shares reacquired	(8,459,277)	(234,667,659)

Net increase (decrease) in shares outstanding before conversion	(2,090,459)	(57,622,917)
Shares issued upon conversion from other share class(es)	278,117	7,867,396
Shares reacquired upon conversion into other share class(es)	(438,486)	(12,640,679)

Net increase (decrease) in shares outstanding	(2,250,828)	$(62,396,200)

Prudential Jennison Growth Fund	33

Notes to Financial Statements

continued

Class B	Shares	Amount
Year ended September 30, 2015:
Shares sold	101,154	$2,643,670
Shares issued in reinvestment of dividends and distributions	62,721	1,465,783
Shares reacquired	(104,268)	(2,690,965)

Net increase (decrease) in shares outstanding before conversion	59,607	1,418,488
Shares reacquired upon conversion into other share class(es)	(220,897)	(5,687,865)

Net increase (decrease) in shares outstanding	(161,290)	$(4,269,377)

Year ended September 30, 2014:
Shares sold	134,724	$3,209,197
Shares issued in reinvestment of dividends and distributions	49,731	1,172,652
Shares reacquired	(148,586)	(3,560,923)

Net increase (decrease) in shares outstanding before conversion	35,869	820,926
Shares reacquired upon conversion into other share class(es)	(259,348)	(6,353,720)

Net increase (decrease) in shares outstanding	(223,479)	$(5,532,794)

Class C
Year ended September 30, 2015:
Shares sold	975,678	$25,336,433
Shares issued in reinvestment of dividends and distributions	175,269	4,103,055
Shares reacquired	(417,938)	(10,762,358)

Net increase (decrease) in shares outstanding before conversion	733,009	18,677,130
Shares reacquired upon conversion into other share class(es)	(50,593)	(1,286,796)

Net increase (decrease) in shares outstanding	682,416	$17,390,334

Year ended September 30, 2014:
Shares sold	416,917	$10,051,909
Shares issued in reinvestment of dividends and distributions	105,252	2,485,004
Shares reacquired	(371,559)	(8,938,575)

Net increase (decrease) in shares outstanding before conversion	150,610	3,598,338
Shares reacquired upon conversion into other share class(es)	(32,142)	(784,240)

Net increase (decrease) in shares outstanding	118,468	$2,814,098

34

Class R	Shares	Amount
Year ended September 30, 2015:
Shares sold	1,393,234	$38,386,555
Shares issued in merger	7,774,375	218,304,459
Shares issued in reinvestment of dividends and distributions	105,654	2,619,164
Shares reacquired	(1,201,481)	(33,039,069)

Net increase (decrease) in shares outstanding	8,071,782	$226,271,109

Year ended September 30, 2014:
Shares sold	618,020	$15,743,669
Shares issued in reinvestment of dividends and distributions	61,367	1,521,890
Shares reacquired	(469,378)	(11,902,750)

Net increase (decrease) in shares outstanding	210,009	$5,362,809

Class Z
Year ended September 30, 2015:
Shares sold	15,212,263	$486,653,511
Shares issued in merger	2,656,544	87,400,310
Shares issued in reinvestment of dividends and distributions	2,325,569	67,371,720
Shares reacquired	(11,329,237)	(360,823,345)

Net increase (decrease) in shares outstanding before conversion	8,865,139	280,602,196
Shares issued upon conversion from other share class(es)	1,652,723	53,510,303
Shares reacquired upon conversion into other share class(es)	(73,651)	(2,345,934)

Net increase (decrease) in shares outstanding	10,444,211	$331,766,565

Year ended September 30, 2014:
Shares sold	10,905,296	$318,464,464
Shares issued in reinvestment of dividends and distributions	1,405,470	40,182,382
Shares reacquired	(11,497,094)	(336,951,067)

Net increase (decrease) in shares outstanding before conversion	813,672	21,695,779
Shares issued upon conversion from other shares class(es)	441,852	13,367,251
Shares reacquired upon conversion into other share class(es)	(49,487)	(1,456,008)

Net increase (decrease) in shares outstanding	1,206,037	$33,607,022

Note 7. Borrowings

The Series, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 9, 2014 through October 8, 2015. The Funds pay an annualized commitment fee of .075% on the unused portion of the SCA. Prior to October 9, 2014, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of .08% of the unused portion of the SCA. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

Prudential Jennison Growth Fund	35

Notes to Financial Statements

continued

Subsequent to the fiscal year end, the SCA has been renewed effective October 8, 2015, and will continue to provide a commitment of $900 million through October 6, 2016. Effective October 8, 2015, the Funds pay an annualized commitment fee of ..11% of the unused portion of the SCA.

The Series utilized the SCA during the year ended September 30, 2015. The average daily balance for the one day the Series had loans outstanding during the period was $5,905,000, borrowed at a weighted average interest rate of 1.43%. The maximum loan outstanding amount during the period was $5,905,000. At September 30, 2015, the Series did not have an outstanding loan amount.

Note 8. Reorganization

On May 13, 2015, shareholders of the Target Large Capitalization Growth Portfolio (the “merged portfolio”) approved the reorganization of the merged portfolio into the Prudential Jennison Growth Fund (“the Fund”). As a result of the reorganization, the assets and liabilities of the merged portfolio were exchanged for shares of the Fund and the shareholders of the merged portfolio are now shareholders of the Fund. The reorganization took place on June 5, 2015. On such date, the merged portfolio had total investments cost and value of $207,032,292 and $305,952,153, respectively, representing the principal assets acquired by the acquiring fund.

The purpose of the transaction was to combine two Funds with substantially similar investment objectives and policies.

The acquisition was accomplished by a tax-free exchange of the following shares on June 5, 2015:

Merged Portfolio		Acquiring Fund
Target Large Capitalization Growth Portfolio		Prudential Jennison Growth Fund
Class	Shares	Class	Shares	Value
R	10,958,839	R	7,774,375	$218,304,459
T	4,294,005	Z	2,656,544	87,400,310

For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the merged portfolio was carried forward to reflect the tax-free status of the acquisition.

36

The net assets and net unrealized appreciation immediately before the acquisition were as follows:

Merged Portfolio			Acquiring Fund
Target Large Capitalization Growth Portfolio			Prudential Jennison Growth Fund
Class	Net Assets	Unrealized Appreciation	Class	Net Assets
R	$218,304,459	$42,634,938	R	$56,122,507
T	87,400,310	56,283,683	Z	1,771,837,015

Assuming the acquisition had been completed on October 1, 2014, the Fund’s results of operations for the year ended September 30, 2015 were as follows:

Net investment loss	$(4,132,016	)(a)
Net realized and unrealized gain on investments	172,470,351	(b)

	$168,338,335

(a)	$(3,982,135), as reported in the Statement of Operations, plus $(432,881) Net Investment Loss from the merged portfolio pre-merger, plus $283,000 of pro-forma eliminated expenses.
(b)	$143,264,136, as reported in the Statement of Operations, plus $29,206,215 Net Realized and Unrealized Gain (Loss) on Investments from the merged portfolio pre-merger.

Because both the merged portfolio and the Fund sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of the merged portfolio that have been included in the Fund’s Statement of Operations since June 5, 2015.

Note 9. New Accounting Pronouncement

In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 regarding “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share”. The amendments in this update are effective for the Fund for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. ASU No. 2015-07 will eliminate the requirement to categorize investments in the fair value hierarchy if their fair value is measured at net asset value (“NAV”) per share (or its equivalent) using the practical expedient in the FASB’s fair value measurement guidance. Management has evaluated the implications of ASU No. 2015-07 and it has been determined that there is no impact on the financial statement disclosures.

Prudential Jennison Growth Fund	37

Financial Highlights

Class A Shares
	Year Ended September 30,
	2015	2014	2013	2012	2011
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$29.31	$25.59	$21.16	$16.88	$16.20
Income (loss) from investment operations:
Net investment loss	(.08)	(.08)	(.01)	(.04)	(.05)
Net realized and unrealized gain on investment and foreign currency transactions	1.70	4.79	4.44	4.32	.73
Total from investment operations	1.62	4.71	4.43	4.28	.68
Less Distributions:
Distributions from net realized gains	(1.56)	(.99)	-	-	-
Net asset value, end of year	$29.37	$29.31	$25.59	$21.16	$16.88
Total Return(b):	5.89%	18.72%	20.94%	25.36%	4.20%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,026,140	$1,086,552	$1,006,407	$904,802	$805,293
Average net assets (000)	$1,079,867	$1,079,657	$933,021	$916,595	$904,612
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.05%	1.05%	1.06%	1.06%	1.08%
Expenses before waivers and/or expense reimbursement	1.05%	1.05%	1.06%	1.06%	1.08%
Net investment loss	(.26)%	(.27)%	(.04)%	(.18)%	(.27)%
Portfolio turnover rate	41%	38%	43%	44%	63%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolios in which the Series invests.

See Notes to Financial Statements.

38

Class B Shares
	Year Ended September 30,
	2015	2014	2013	2012	2011
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$25.21	$22.29	$18.55	$14.90	$14.41
Income (loss) from investment operations:
Net investment loss	(.25)	(.23)	(.14)	(.15)	(.16)
Net realized and unrealized gain on investment and foreign currency transactions	1.45	4.14	3.88	3.80	.65
Total from investment operations	1.20	3.91	3.74	3.65	.49
Less Distributions:
Distributions from net realized gains	(1.56)	(.99)	-	-	-
Net asset value, end of year	$24.85	$25.21	$22.29	$18.55	$14.90
Total Return(b):	5.14%	17.87%	20.16%	24.50%	3.40%

Ratios/Supplemental Data:
Net assets, end of year (000)	$21,843	$26,222	$28,166	$30,110	$31,148
Average net assets (000)	$25,070	$28,811	$28,518	$32,576	$41,009
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.75%	1.75%	1.76%	1.76%	1.78%
Expenses before waivers and/or expense reimbursement	1.75%	1.75%	1.76%	1.76%	1.78%
Net investment loss	(.96)%	(.97)%	(.72)%	(.88)%	(.97)%
Portfolio turnover rate	41%	38%	43%	44%	63%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolios in which the Series invests.

See Notes to Financial Statements.

Prudential Jennison Growth Fund	39

Financial Highlights

continued

Class C Shares
	Year Ended September 30,
	2015	2014	2013	2012	2011
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$25.25	$22.32	$18.58	$14.93	$14.43
Income (loss) from investment operations:
Net investment loss	(.25)	(.24)	(.15)	(.15)	(.16)
Net realized and unrealized gain on investment and foreign currency transactions	1.45	4.16	3.89	3.80	.66
Total from investment operations	1.20	3.92	3.74	3.65	.50
Less Distributions:
Distributions from net realized gains	(1.56)	(.99)	-	-	-
Net asset value, end of year	$24.89	$25.25	$22.32	$18.58	$14.93
Total Return(b):	5.13%	17.89%	20.13%	24.45%	3.47%

Ratios/Supplemental Data:
Net assets, end of year (000)	$91,552	$75,620	$64,213	$58,437	$46,623
Average net assets (000)	$83,892	$71,867	$59,245	$55,226	$63,040
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.75%	1.75%	1.76%	1.76%	1.78%
Expenses before waivers and/or expense reimbursement	1.75%	1.75%	1.76%	1.76%	1.78%
Net investment loss	(.96)%	(.97)%	(.74)%	(.88)%	(.98)%
Portfolio turnover rate	41%	38%	43%	44%	63%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolios in which the Series invests.

See Notes to Financial Statements.

40

Class R Shares
	Year Ended September 30,
	2015	2014	2013	2012	2011
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$26.62	$23.37	$19.36	$15.47	$14.87
Income (loss) from investment operations:
Net investment loss	(.16)	(.12)	(.05)	(.07)	(.08)
Net realized and unrealized gain on investment and foreign currency transactions	1.57	4.36	4.06	3.96	.68
Total from investment operations	1.41	4.24	4.01	3.89	.60
Less Distributions:
Distributions from net realized gains	(1.56)	(.99)	-	-	-
Net asset value, end of year	$26.47	$26.62	$23.37	$19.36	$15.47
Total Return(b):	5.68%	18.48%	20.71%	25.15%	4.03%

Ratios/Supplemental Data:
Net assets, end of year (000)	$261,304	$47,957	$37,198	$34,287	$23,811
Average net assets (000)	$122,239	$43,736	$38,280	$27,346	$17,091
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.25%	1.25%	1.26%	1.26%	1.28%
Expenses before waivers and/or expense reimbursement	1.50%	1.50%	1.51%	1.51%	1.53%
Net investment loss	(.57)%	(.48)%	(.25)%	(.38)%	(.45)%
Portfolio turnover rate	41%	38%	43%	44%	63%

(a) Calculated based on average shares outstanding during the year.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolios in which the Series invests.

See Notes to Financial Statements.

Prudential Jennison Growth Fund	41

Financial Highlights

continued

Class Z Shares
	Year Ended September 30,
	2015	2014	2013	2012	2011
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$30.81	$26.78	$22.07	$17.56	$16.80
Income (loss) from investment operations:
Net investment income	.01	.01	.06	.02	-	(d)
Net realized and unrealized gain on investment and foreign currency transactions	1.79	5.01	4.65	4.49	.76
Total from investment operations	1.80	5.02	4.71	4.51	.76
Less Dividends and Distributions:
Dividends from net investment income	-	- (d)	-	-	-
Distributions from net realized gains	(1.56)	(.99)	-	-	-
Total dividends and distributions	(1.56)	(.99)	-	-	-
Net asset value, end of year	$31.05	$30.81	$26.78	$22.07	$17.56
Total Return(b):	6.20%	19.07%	21.34%	25.68%	4.52%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,801,158	$1,465,227	$1,241,434	$984,242	$804,085
Average net assets (000)	$1,701,486	$1,398,654	$1,077,941	$1,103,837	$870,663
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.75%	.75%	.76%	.76%	.78%
Expenses before waivers and/or expense reimbursement	.75%	.75%	.76%	.76%	.78%
Net investment income	.03%	.03%	.25%	.12%	.03%
Portfolio turnover rate	41%	38%	43%	44%	63%

(a) Calculated based on average shares outstanding during the year.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolios in which the Series invests.

(d) Less than $.005 per share.

See Notes to Financial Statements.

42

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders

The Prudential Investment Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities of Prudential Jennison Growth Fund, a series of The Prudential Investment Portfolios, Inc. (hereafter referred to as the “Fund”), including the portfolio of investments, as of September 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2015, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 16, 2015

Prudential Jennison Growth Fund	43

Tax Information

(Unaudited)

We are advising you that during the fiscal year ended September 30, 2015, the Series reported the maximum amount allowed per share, but not less than $1.20 for Class A, B, C, R and Z shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended September 30, 2015, the Series reports the maximum amount allowable under Section 854 of the Internal Revenue Code, but not less than, the following percentages of the ordinary income dividends paid as 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD):

	QDI	DRD

Prudential Jennison Growth Fund	60.23%	50.81%

In January 2016, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of distributions received by you in calendar year 2015.

44

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Ellen S. Alberding (57) Board Member Portfolios Overseen: 67	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (63) Board Member Portfolios Overseen: 67	Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (63) Board Member Portfolios Overseen: 67	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Jennison Growth Fund

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Keith F. Hartstein (59) Board Member Portfolios Overseen: 67	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Michael S. Hyland, CFA (70) Board Member Portfolios Overseen: 67	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Richard A. Redeker (72) Board Member & Independent Chair Portfolios Overseen: 67	Retired Mutual Fund Senior Executive (47 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.
Stephen G. Stoneburn (72) Board Member Portfolios Overseen: 67	Chairman (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

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Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Stuart S. Parker (53) Board Member & President Portfolios Overseen: 67	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).	None.
Scott E. Benjamin (42) Board Member & Vice President Portfolios Overseen: 67	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.
Grace C. Torres* (56) Board Member Portfolios Overseen: 65	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of Prudential Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since July 2015) of Sun Bancorp, Inc. N.A.

*

Note: Prior to her retirement in 2014, Ms. Torres was employed by Prudential Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a non-management Interested Board Member.

(1)	The year in which each individual joined the Fund’s Board is as follows:

Ellen S. Alberding, 2013; Linda W. Bynoe, 2005; Richard A. Redeker, 1995; Stephen G. Stoneburn, 2003; Kevin J. Bannon, 2008; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Grace C. Torres, 2014; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Prudential Jennison Growth Fund

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (60) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012
Chad A. Earnst (40) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014
Deborah A. Docs (57) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (57) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005

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Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Claudia DiGiacomo (41) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005
Andrew R. French (52) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Amanda S. Ryan (37) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray LLP (2008-2012).	Since 2012
Theresa C. Thompson (53) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008
Richard W. Kinville (47) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).	Since 2011
M. Sadiq Peshimam (51) Treasurer and Principal Financial and Accounting Officer	Vice President (since 2005) of Prudential Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).	Since 2006
Peter Parrella (57) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007
Lana Lomuti (48) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (54) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014
Kelly A. Coyne (47) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since 2015

Prudential Jennison Growth Fund

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Prudential Jennison Growth Fund (the “Fund”)1 consists of ten individuals, seven of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 9-11, 2015 and approved the renewal of the agreements through July 31, 2016, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board

[1]	Prudential Jennison Growth Fund is a series of The Prudential Investment Portfolios, Inc.

Prudential Jennison Growth Fund

Approval of Advisory Agreements (continued)

meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 9-11, 2015.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and Jennison. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by Jennison, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and Jennison, and also considered the qualifications, backgrounds and responsibilities of the Jennison portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to PI and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to each of PI and Jennison. The Board noted that Jennison is affiliated with PI.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and Jennison under the management and subadvisory agreements.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board further noted that the subadviser is affiliated with PI and that its profitability is reflected in PI’s profitability report. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

PI and the Board previously retained an outside business consulting firm to review management fee breakpoint usage and trends in management fees across the mutual fund industry. The consulting firm presented its analysis and conclusions as to the Funds’ management fee structures to the Board and PI. The Board and PI have discussed these conclusions extensively since that presentation.

The Board received and discussed information concerning economies of scale that PI may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, and that at its current level of assets the Fund’s effective fee rate reflected those rate reductions. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PI realizes any economies of scale. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PI’s assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

Prudential Jennison Growth Fund

Approval of Advisory Agreements (continued)

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PI and Jennison

The Board considered potential ancillary benefits that might be received by PI and Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included fees received by affiliates of PI for serving as the Fund’s securities lending agent, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), and benefits to its reputation as well as other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PI and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2014.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended September 30, 2014. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Lipper Large-Cap Growth Funds Performance Universe) and the Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

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The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	2nd Quartile	3rd Quartile	2nd Quartile
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund outperformed its benchmark index over the three- and ten-year periods, though it underperformed its benchmark index over the other periods.
•

The Board considered that the Fund’s performance during the first quarter of 2015 had shown significant improvement, with the Fund ranking in the first quartile of its Peer Universe and outperforming its benchmark index.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*     *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential Jennison Growth Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	Prudential Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Jennison Growth Fund, Prudential Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL JENNISON GROWTH FUND

SHARE CLASS	A	B	C	R	Z
NASDAQ	PJFAX	PJFBX	PJFCX	PJGRX	PJFZX
CUSIP	74437E107	74437E206	74437E305	74437E651	74437E404

MF168E    0285050-00001-00

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL ASSET ALLOCATION FUNDS

ANNUAL REPORT • SEPTEMBER 30, 2015

Fund Type

Balanced/Allocation

PRUDENTIAL CONSERVATIVE ALLOCATION FUND

PRUDENTIAL MODERATE ALLOCATION FUND

PRUDENTIAL GROWTH ALLOCATION FUND

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Funds’ portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), a Prudential Financial company and member SIPC. QMA is the primary business name for Quantitative Management Associates LLC, a wholly owned subsidiary of Prudential Investment Management, Inc. (PIM). QMA and PIM are registered investment advisers and Prudential Financial companies. © 2015 Prudential Financial, Inc. and its related entities. Prudential Investments LLC, Prudential, the Prudential logo, Bring Your Challenges, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

PRUDENTIAL ASSET ALLOCATION FUNDS

November 16, 2015

Dear Shareholder:

We hope you find the annual report for the Prudential Asset Allocation Funds informative and useful. The report covers performance for the 12-month period that ended September 30, 2015.

Since market conditions change over time, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks. We offer the expertise of Prudential Financial’s affiliated asset managers that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Asset Allocation Funds

Prudential Asset Allocation Funds	1

Your Fund’s Performance—Conservative Allocation Fund

(Unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 9/30/15
	One Year	Five Years	Ten Years	Since Inception
Class A	–1.42%	26.52%	58.62%	—
Class B	–2.17	21.80	47.11	—
Class C	–2.09	21.89	47.22	—
Class R	–1.66	24.85	N/A	40.71% (1/12/07)
Class Z	–1.16	28.07	62.70	—
Conservative Customized Blend Index	0.08	29.49	61.06	—
Russell 1000® Index	–0.61	87.67	95.88	—
S&P 500 Index	–0.61	86.91	92.97	—
Lipper Mixed-Asset Target Allocation Conservative Funds Average	–1.89	25.07	48.33	—

Average Annual Total Returns (With Sales Charges) as of 9/30/15
	One Year	Five Years	Ten Years	Since Inception
Class A	–6.84%	3.64%	4.13%	—
Class B	–6.86	3.85	3.94	—
Class C	–3.03	4.04	3.94	—
Class R	–1.66	4.54	N/A	4.00% (1/12/07)
Class Z	–1.16	5.07	4.99	—
Conservative Customized Blend Index	0.08	5.30	4.88	—
Russell 1000 Index	–0.61	13.42	6.95	—
S&P 500 Index	–0.61	13.33	6.79	—
Lipper Mixed-Asset Target Allocation Conservative Funds Average	–1.89	4.54	3.96	—

Average Annual Total Returns (Without Sales Charges) as of 9/30/15
	One Year	Five Years	Ten Years	Since Inception
Class A	–1.42%	4.82%	4.72%	—
Class B	–2.17	4.02	3.94	—
Class C	–2.09	4.04	3.94	—
Class R	–1.66	4.54	N/A	4.00% (1/12/07)
Class Z	–1.16	5.07	4.99	—

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Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Fund’s Class A shares with a similar investment in the Conservative Customized Blend Index, the Russell 1000 Index, and the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) by portraying the initial account values at the beginning of the 10-year period for Class A shares (September 30, 2005) and the account values at the end of the current fiscal year (September 30, 2015) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. Performance for Class B, Class C, Class R, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund, or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc. Inception returns are provided for any share class with less than 10 calendar years of returns.

Prudential Asset Allocation Funds	3

Your Fund’s Performance—(continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class B*	Class C	Class R	Class Z
Maximum Initial Sales Charge	5.50% of the public offering price	None	None	None	None
Contingent Deferred Sales Charge (CDSC) (as a percentage of the lower of original purchase price or sale proceeds)	1% on sales of $1 million or more made within 12 months of purchase	5% (Yr.1) 4% (Yr.2) 3% (Yr.3) 2% (Yr.4) 1% (Yr.5) 1% (Yr.6) 0% (Yr.7)	1% on sales made within 12 months of purchase	None	None
Annual Distribution and Service (12b-1) fees (shown as a percentage of average daily net assets)	.30% (.25% currently)	1%	1%	.75% (.50% currently)	None

*Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

Benchmark Definitions

Conservative Customized Blend Index

The Conservative Customized Blend Index is a model portfolio consisting of the Russell 3000 Index (25.5%), the MSCI ACWI ex-US Index (10%), the Barclays US Aggregate Bond Index (29%), the Barclays 1-3 Year Government/Credit Index (29%), the Standard & Poor’s (S&P) Developed Property Net Index (5%) and the Citigroup 3-Month T-Bill (1.5%). The Conservative Customized Blend Index does not reflect deductions for any sales charges or operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of these expenses. The cumulative total return for the Index measured from the month-end closest to the inception date for Class R shares through 9/30/15 is 42.97%. The average annual total return for the Index measured from the month-end closest to the inception date for Class R shares through 9/30/15 is 4.17%.

Russell 1000 Index

The Russell 1000 Index is an unmanaged index that consists of the 1,000 largest securities in the Russell 3000 Index. The cumulative total return for the Index measured from the month-end closest to inception date for Class R shares through 9/30/15 is 66.12%. The average annual total return for the Index measured from the month-end closest to the inception date for Class R shares through 9/30/15 is 5.97%.

S&P 500 Index

The S&P 500 Index is an unmanaged index of 500 stocks of large US public companies. It gives a broad look at how US stock prices have performed. The cumulative total return for the Index measured from the month-end closest to the inception date for Class R shares through 9/30/15 is 63.26%. The average annual total return for the Index measured from the month-end closest to the inception date for Class R shares through 9/30/15 is 5.76%.

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Lipper Mixed-Asset Target Allocation Conservative Funds Average

The Lipper Mixed-Asset Target Allocation Conservative Funds Average (Lipper Average) is based on an average return of all funds in the Lipper Mixed-Asset Target Allocation Conservative Funds category for the periods noted. Funds in the Lipper Average maintain a mix of between 20% and 40% equity securities with the remainder in bonds, cash, and cash equivalents. The cumulative total return for the Lipper Average measured from the month-end closest to inception date for Class R shares through 9/30/15 is 37.14%. The average annual total return for the Lipper Average measured from the month-end closest to the inception date for Class R shares through 9/30/15 is 3.62%.

Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the Indexes and the Lipper Average are measured from the closest month-end to the inception date of Class R shares, and not from the class’s actual inception date.

Prudential Asset Allocation Funds	5

Performance Target—Conservative Customized Blend

The Prudential Conservative Allocation Fund seeks to exceed a performance target—the Conservative Customized Blend Index—consisting of a weighted average return of six securities indexes that are generally considered representative of the asset classes in which the Fund may invest. The chart below shows both the total returns of these indexes for the 12-month period ended September 30, 2015, and their weightings in the Conservative Customized Blend Index. The Fund seeks to exceed this target by holding positions in specific Prudential mutual funds. In response to market developments, the Fund’s investment subadviser may vary its holdings in those funds (within specified ranges).

Source: Lipper Inc.

The Barclays US Aggregate Bond Index is an unmanaged index of investment-grade securities issued by the US Government and its agencies and by corporations with between one and 10 years remaining to maturity. It gives a broad look at how prices of short- and intermediate-term bonds have performed.

The Barclays 1-3 Year Government/Credit Index is considered representative of the performance of short-term US corporate bonds and US government bonds with maturities from one to three years.

The Citigroup 3-Month T-Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3-month Treasury Bill issues.

The MSCI All Country World ex-US Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the US. It comprises approximately 23 developed and 21 emerging market country indexes.

The Russell 3000 Index is an unmanaged index that represents the US equity market—it covers about 98% of all investable stocks in the US.

The Standard & Poor’s (S&P) Developed Property Net Index defines and measures the investable universe of publicly traded property companies domiciled in developed markets.

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Strategy and Performance Overview

Prudential Conservative Allocation Fund

How did the Fund perform?

The Prudential Conservative Allocation Fund’s Class A shares returned –1.42% for the 12-month period ended September 30, 2015, underperforming the 0.08% gain of the Conservative Customized Blend Index (the Index) and outperforming the –1.89% return of the Lipper Mixed-Asset Target Allocation Conservative Funds Average.

What shifts in asset allocation were recommended during the reporting period?

On February 27, 2015, the Prudential Jennison Market Neutral Fund was removed from the underlying fund line-up because it was liquidated. It was replaced with the Prudential Long-Short Equity Fund. Prior to February 27, 2015, the Index included 3% in the Citigroup 3-Month T-Bill index, reflecting the allocation of the Prudential Jennison Market Neutral Fund. On February 27, 2015, the Index was changed to reflect the addition of the Prudential Long-Short Equity Fund, which has a benchmark evenly split between the Citigroup 3-Month T-Bill Index and the S&P 500 Index.

Based on annual strategic asset class target analysis, QMA reduced the Fund’s overweight in US mid-cap equities to neutral, shifting exposure to US large-cap stocks. Accordingly, Fund assets were moved from the Prudential Jennison Mid-Cap Growth Fund and the Prudential Mid-Cap Value Fund to the Prudential Jennison Growth Fund, Prudential Jennison Value Fund, and Prudential Large-Cap Core Equity Fund.

How did asset allocation and the underlying mutual funds affect the Fund’s performance?

•

The Fund’s overall asset class exposures generally remained in line with its overall strategic asset allocation targets, which underperformed the Index during the reporting period. The Fund’s performance was driven by its 42.0% exposure to US and international stocks.

•	On the whole, active management of the underlying portfolios had a positive impact on the Fund, although the Fund underperformed the Index for the period.

Did the Fund use derivatives and how did they affect performance?

•

Some of the underlying funds invest in derivative contracts, which may have affected their returns. Consequently, the Fund’s return may also have been affected by the derivatives exposure of the underlying funds.

Prudential Asset Allocation Funds	7

Your Fund’s Performance—Moderate Allocation Fund

(Unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 9/30/15
	One Year	Five Years	Ten Years	Since Inception
Class A	–2.72%	36.68%	61.15%	—
Class B	–3.55	31.62	49.43	—
Class C	–3.48	31.62	49.04	—
Class R	–3.19	34.67	N/A	37.38% (1/12/07)
Class Z	–2.54	38.41	64.61	—
Moderate Customized Blend Index	–1.11	43.57	70.63	—
Russell 1000 Index	–0.61	87.67	95.88	—
S&P 500 Index	–0.61	86.91	92.97	—
Lipper Mixed-Asset Target Allocation Moderate Funds Average*	–3.06	35.27	56.80	—
Lipper Mixed-Asset Target Allocation Growth Funds Average	–2.48	44.95	63.64	—

Average Annual Total Returns (With Sales Charges) as of 9/30/15
	One Year	Five Years	Ten Years	Since Inception
Class A	–8.07%	5.25%	4.30%	—
Class B	–8.15	5.49	4.10	—
Class C	–4.40	5.65	4.07	—
Class R	–3.19	6.13	N/A	3.71% (1/12/07)
Class Z	–2.54	6.72	5.11	—
Moderate Customized Blend Index	–1.11	7.50	5.49	—
Russell 1000 Index	–0.61	13.42	6.95	—
S&P 500 Index	–0.61	13.33	6.79	—
Lipper Mixed-Asset Target Allocation Moderate Funds Average*	–3.06	6.17	4.55	—
Lipper Mixed-Asset Target Allocation Growth Funds Average	–2.48	7.66	4.99	—

*The Fund is compared to the Lipper Mixed-Asset Target Allocation Moderate Funds Performance Universe, although Lipper classifies the Fund in the Lipper Mixed-Asset Target Allocation Growth Funds Performance Universe. The Lipper Mixed-Asset Target Allocation Moderate Funds Performance Universe is utilized because the Fund’s manager believes that the funds included in this Universe provide a more appropriate basis for Fund performance comparisons.

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Average Annual Total Returns (Without Sales Charges) as of 9/30/15
	One Year	Five Years	Ten Years	Since Inception
Class A	–2.72%	6.45%	4.89%	—
Class B	–3.55	5.65	4.10	—
Class C	–3.48	5.65	4.07	—
Class R	–3.19	6.13	N/A	3.71% (1/12/07)
Class Z	–2.54	6.72	5.11	—

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Fund’s Class A shares with a similar investment in the Moderate Customized Blend Index, the Russell 1000 Index, and the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) by portraying the initial account values at the beginning of the 10-year period for Class A shares (September 30, 2005) and the account values at the end of the current fiscal year (September 30, 2015) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. Performance for Class B, Class C, Class R, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an

Prudential Asset Allocation Funds	9

Your Fund’s Performance—(continued)

individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund, or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class B*	Class C	Class R	Class Z
Maximum Initial Sales Charge	5.50% of the public offering price	None	None	None	None
Contingent Deferred Sales Charge (CDSC) (as a percentage of the lower of original purchase price or sale proceeds)	1% on sales of $1 million or more made within 12 months of purchase	5% (Yr.1) 4% (Yr.2) 3% (Yr.3) 2% (Yr.4) 1% (Yr.5) 1% (Yr.6) 0% (Yr.7)	1% on sales made within 12 months of purchase	None	None
Annual Distribution and Service (12b-1) fees (shown as a percentage of average daily net assets)	.30% (.25% currently)	1%	1%	.75% (.50% currently)	None

*Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

Benchmark Definitions

Moderate Customized Blend Index

The Moderate Customized Blend Index is a model portfolio consisting of the Russell 3000 Index (45%), the MSCI ACWI ex-US Index (15%), the Barclays US Aggregate Bond Index (19%), the Barclays 1-3 Year Government/Credit Index (14%), the S&P Developed Property Net Index (5%) and the Citigroup 3-Month T-Bill (2%). The Moderate Customized Blend Index does not reflect deductions for any sales charges or operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of these expenses. The cumulative total return for the Index measured from the month-end closest to the inception date for Class R shares through 9/30/15 is 46.32%. The average annual total return for the Index measured from the month-end closest to the inception date for Class R shares through 9/30/15 is 4.45%.

Russell 1000 Index

The Russell 1000 Index is an unmanaged index that consists of the 1,000 largest securities in the Russell 3000 Index. The cumulative total return for the Index measured from the month-end closest to inception date for Class R shares through 9/30/15 is 66.12%. The average annual total return for the Index measured from the month-end closest to the inception date for Class R shares through 9/30/15 is 5.97%.

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S&P 500 Index

The S&P 500 Index is an unmanaged index of 500 stocks of large US public companies. It gives a broad look at how US stock prices have performed. The cumulative total return for the Index measured from the month-end closest to the inception date for Class R shares through 9/30/15 is 63.26%. The average annual total return for the Index measured from the month-end closest to the inception date for Class R shares through 9/30/15 is 5.76%.

Lipper Mixed-Asset Target Allocation Moderate Funds Average

The Lipper Mixed-Asset Target Allocation Moderate Funds Average (Lipper Average) is based on an average return of all funds in the Lipper Mixed-Asset Target Allocation Moderate Funds category for the periods noted. These are funds that, by portfolio practice, maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash, and cash equivalents. The cumulative total return for the Lipper Average measured from the month-end closest to the inception date for Class R shares through 9/30/15 is 39.07%. The average annual total return for the Lipper Average measured from the month-end closest to the inception date for Class R shares through 9/30/15 is 3.79%.

Lipper Mixed-Asset Target Allocation Growth Funds Average

The Lipper Mixed-Asset Target Allocation Growth Funds Average (Lipper Average) is based on an average return of all funds in the Lipper Mixed-Asset Target Allocation Growth Funds category for the periods noted. These are funds that, by portfolio practice, maintain a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash, and cash equivalents. The cumulative total return for the Lipper Average measured from the month-end closest to the inception date for Class R shares through 9/30/15 is 42.75%. The average annual total return for the Lipper Average measured from the month-end closest to the inception date for Class R shares through 9/30/15 is 4.08%.

Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Averages reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the Indexes and the Lipper Averages are measured from the closest month-end to the inception date of Class R shares, and not from the class’s actual inception date.

Prudential Asset Allocation Funds	11

Performance Target—Moderate Customized Blend

The Prudential Moderate Allocation Fund seeks to exceed a performance target—the Moderate Customized Blend Index—consisting of a weighted average return of six securities indexes that are generally considered representative of the asset classes in which the Fund may invest. The chart below shows both the total returns of these indexes for the 12-month period ended September 30, 2015, and their weightings in the Moderate Customized Blend Index. The Fund seeks to exceed this target by holding positions in specific Prudential mutual funds. In response to market developments, the Fund’s investment subadviser may vary its holdings in those funds (within specified ranges).

Source: Lipper Inc.

The Barclays US Aggregate Bond Index is an unmanaged index of investment-grade securities issued by the US Government and its agencies and by corporations with between one and 10 years remaining to maturity. It gives a broad look at how prices of short- and intermediate-term bonds have performed.

The Barclays 1-3 Year Government/Credit Index is considered representative of the performance of short-term US corporate bonds and US government bonds with maturities from one to three years.

The Citigroup 3-Month T-Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3-month Treasury Bill issues.

The MSCI All Country World ex-US Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the US. It comprises approximately 23 developed and 21 emerging market country indexes.

The Russell 3000 Index is an unmanaged index that represents the US equity market—it covers about 98% of all investable stocks in the US.

The Standard & Poor’s (S&P) Developed Property Net Index defines and measures the investable universe of publicly traded property companies domiciled in developed markets.

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Strategy and Performance Overview

Prudential Moderate Allocation Fund

How did the Fund perform?

The Prudential Moderate Allocation Fund’s Class A shares returned –2.72% for the 12-month period ended September 30, 2015, underperforming the –1.11% return of the Moderate Customized Blend Index (the Index) but outperforming the –3.06% return of the Lipper Mixed-Asset Target Allocation Moderate Funds Average.

What shifts in asset allocation were recommended during the reporting period?

On February 27, 2015, the Prudential Jennison Market Neutral Fund was removed from the underlying fund line-up because it was liquidated. It was replaced with the Prudential Long-Short Equity Fund. Prior to February 27, 2015, the Moderate Customized Blend Index included 4% in the Citigroup 3-Month T-Bill index, reflecting the allocation of the Prudential Jennison Market Neutral Fund. On February 27, 2015, the Moderate Customized Blend Index was changed to reflect the addition of the Prudential Long-Short Equity Fund, which has a benchmark evenly split between the Citigroup 3-Month T-Bill Index and the S&P 500 Index.

Based on annual strategic asset class target analysis, QMA reduced the Fund’s overweight in US mid-cap equities to neutral, shifting exposure to US large-cap stocks. Accordingly, Fund assets were moved from the Prudential Jennison Mid-Cap Growth Fund and the Prudential Mid-Cap Value Fund to the Prudential Jennison Growth Fund, Prudential Jennison Value Fund, and Prudential Large-Cap Core Equity Fund.

How did asset allocation and the underlying mutual funds affect the Fund’s performance?

•

The Fund’s overall asset class exposures generally remained in line with its overall strategic asset allocation targets, which underperformed the Index during the period. The Fund’s performance was driven by its 67.0% exposure to US and international stocks.

•	On the whole, active management of the underlying portfolios had a positive impact on the Fund, although the Fund underperformed the Index for the period.

Did the Fund use derivatives and how did they affect performance?

•

Some of the underlying funds invest in derivative contracts, which may have affected their returns. Consequently, the Fund’s return may also have been affected by the derivatives exposure of the underlying funds.

Prudential Asset Allocation Funds	13

Your Fund’s Performance—Growth Allocation Fund

(Unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 9/30/15
	One Year	Five Years	Ten Years	Since Inception
Class A	–4.58%	45.16%	56.81%	—
Class B	–5.28	39.81	45.62	—
Class C	–5.33	39.78	45.47	—
Class R	–4.85	43.44	N/A	29.90% (1/12/07)
Class Z	–4.36	46.95	60.53	—
Growth Customized Blend Index	–2.85	54.99	75.18	—
Russell 1000 Index	–0.61	87.67	95.88	—
S&P 500 Index	–0.61	86.91	92.97	—
Lipper Mixed-Asset Target Allocation Aggressive Growth Funds Average	–3.74	49.43	55.48	—

Average Annual Total Returns (With Sales Charges) as of 9/30/15
	One Year	Five Years	Ten Years	Since Inception
Class A	–9.83%	6.53%	4.01%	—
Class B	–9.91	6.78	3.83	—
Class C	–6.26	6.93	3.82	—
Class R	–4.85	7.48	N/A	3.05% (1/12/07)
Class Z	–4.36	8.00	4.85	—
Growth Customized Blend Index	–2.85	9.16	5.77	—
Russell 1000 Index	–0.61	13.42	6.95	—
S&P 500 Index	–0.61	13.33	6.79	—
Lipper Mixed-Asset Target Allocation Aggressive Growth Funds Average	–3.74	8.34	4.48	—

Average Annual Total Returns (Without Sales Charges) as of 9/30/15
	One Year	Five Years	Ten Years	Since Inception
Class A	–4.58%	7.74%	4.60%	—
Class B	–5.28	6.93	3.83	—
Class C	–5.33	6.93	3.82	—
Class R	–4.85	7.48	N/A	3.05% (1/12/07)
Class Z	–4.36	8.00	4.85	—

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Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Fund’s Class A shares with a similar investment in the Growth Customized Blend Index, the Russell 1000 Index, and the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) by portraying the initial account values at the beginning of the 10-year period for Class A shares (September 30, 2005) and the account values at the end of the current fiscal year (September 30, 2015) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. Performance for Class B, Class C, Class R, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund, or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

Prudential Asset Allocation Funds	15

Your Fund’s Performance—(continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class B*	Class C	Class R	Class Z
Maximum Initial Sales Charge	5.50% of the public offering price	None	None	None	None
Contingent Deferred Sales Charge (CDSC) (as a percentage of the lower of original purchase price or sale proceeds)	1% on sales of $1 million or more made within 12 months of purchase	5% (Yr.1) 4% (Yr.2) 3% (Yr.3) 2% (Yr.4) 1% (Yr.5) 1% (Yr.6) 0% (Yr.7)	1% on sales made within 12 months of purchase	None	None
Annual Distribution and Service (12b-1) fees (shown as a percentage of average daily net assets)	.30% (.25% currently)	1%	1%	.75% (.50% currently)	None

*Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

Benchmark Definitions

Growth Customized Blend Index

The Growth Customized Blend Index is a model portfolio consisting of the Russell 3000 Index (60.5%), the MSCI ACWI ex-US Index (24%), the Barclays US Aggregate Bond Index (8%), the S&P Developed Property Net Index (5%) and the Citigroup 3-Month T-Bill (2.5%). The Growth Customized Blend Index does not reflect deductions for any sales charges or operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of these expenses. The cumulative total return for the Index measured from the month-end closest to the inception date for Class R shares through 9/30/15 is 44.53%. The average annual total return for the Index measured from the month-end closest to the inception date for Class R shares through 9/30/15 is 4.30%.

Russell 1000 Index

The Russell 1000 Index is an unmanaged index that consists of the 1,000 largest securities in the Russell 3000 Index. The cumulative total return for the Index measured from the month-end closest to the inception date for Class R shares through 9/30/15 is 66.12%. The average annual total return for the Index measured from the month-end closest to the inception date for Class R shares through 9/30/15 is 5.97%.

S&P 500 Index

The S&P 500 Index is an unmanaged index of 500 stocks of large US public companies. It gives a broad look at how US stock prices have performed. The cumulative total return for the Index measured from the month-end closest to the inception date for Class R shares through 9/30/15 is 63.26%. The average annual total return for the Index measured from the month-end closest to the inception date for Class R shares through 9/30/15 is 5.76%.

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Lipper Mixed-Asset Target Allocation Aggressive Growth Funds Average

The Lipper Mixed-Asset Target Allocation Aggressive Growth Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Mixed-Asset Target Allocation Aggressive Growth Funds category for the periods noted. Funds in the Lipper Average are funds of funds that, by portfolio practice, maintain at least 80% of assets in equity securities, with the remainder invested in bonds, cash, and cash equivalents. The cumulative total return for the Lipper Average measured from the month-end closest to the inception date for Class R shares through 9/30/15 is 31.21%. The average annual total return for the Lipper Average measured from the month-end closest to the inception date for Class R shares through 9/30/15 is 3.11%.

Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the Indexes and Lipper Average are measured from the closest month-end to the inception date for Class R shares, and not from the class’s actual inception date.

Prudential Asset Allocation Funds	17

Performance Target—Growth Customized Blend

The Prudential Growth Allocation Fund seeks to exceed a performance target—the Growth Customized Blend Index—consisting of a weighted average return of five securities indexes that are generally considered representative of the asset classes in which the Fund may invest. The chart below shows both the total returns of these indexes for the 12-month period ended September 30, 2015, and their weightings in the Growth Customized Blend Index. The Fund seeks to exceed this target by holding positions in specific Prudential mutual funds. In response to market developments, the Fund’s investment subadviser may vary its holdings in those funds (within specified ranges).

Source: Lipper Inc.

The Barclays US Aggregate Bond Index is an unmanaged index of investment-grade securities issued by the US Government and its agencies and by corporations with between one and 10 years remaining to maturity. It gives a broad look at how prices of short- and intermediate-term bonds have performed.

The Citigroup 3-Month T-Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3-month Treasury Bill issues.

The MSCI All Country World ex-US Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the US. It comprises approximately 23 developed and 21 emerging market country indexes.

The Russell 3000 Index is an unmanaged index that represents the US equity market—it covers about 98% of all investable stocks in the US.

The Standard & Poor’s (S&P) Developed Property Net Index defines and measures the investable universe of publicly traded property companies domiciled in developed markets.

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Strategy and Performance Overview

Prudential Growth Allocation Fund

How did the Fund perform?

The Prudential Growth Allocation Fund’s Class A shares returned –4.58% for the 12-month period ended September 30, 2015, underperforming the –2.85% return of the Growth Customized Blend Index (the Index) and the –3.74% return of the Lipper Mixed-Asset Target Allocation Aggressive Growth Funds Average.

What shifts in asset allocation were recommended during the reporting period?

On February 27, 2015, the Prudential Jennison Market Neutral Fund was removed from the underlying fund line-up because it was being liquidated. It was replaced with the Prudential Long-Short Equity Fund. Prior to February 27, 2015, the Index included 5% in the Citigroup 3-Month T-Bill index, reflecting the allocation of the Prudential Jennison Market Neutral Fund. On February 27, 2015, the Index was changed to reflect the addition of the Prudential Long-Short Equity Fund, which has a benchmark evenly split between the Citigroup 3-Month T-Bill Index and the S&P 500 Index.

Based on annual strategic asset class target analysis, QMA reduced the Fund’s overweight in US mid-cap equities to neutral, shifting exposure to US large-cap stocks. Accordingly, Fund assets were moved from the Prudential Jennison Mid-Cap Growth Fund and the Prudential Mid-Cap Value Fund to the Prudential Jennison Growth Fund, Prudential Jennison Value Fund, and Prudential Large-Cap Core Equity Fund.

How did asset allocation and the underlying mutual funds affect the Fund’s performance?

•

The Fund’s overall asset class exposures generally remained in line with its overall strategic asset allocation targets, which underperformed the Index during the period. The Fund’s performance was driven by its 92.0% exposure to US and international stocks.

•	On the whole, active management of the underlying portfolios had a negative impact on the Fund, contributing to underperformance versus the Index during the reporting period.

Did the Fund use derivatives and how did they affect performance?

•

Some of the underlying funds invest in derivative contracts, which may have affected their returns. Consequently, the Fund’s return may also have been affected by the derivatives exposure of the underlying funds.

Prudential Asset Allocation Funds	19

Fees and Expenses (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested on April 1, 2015, at the beginning of the period, and held through the six-month period ended September 30, 2015. These examples are for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the tables on the following pages provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the tables below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the tables on the following pages. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the tables, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account

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balance or the number of Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense tables. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the tables is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Conservative Allocation Fund		Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$953.00	1.50%	$7.34
	Hypothetical	$1,000.00	$1,017.55	1.50%	$7.59

Class B	Actual	$1,000.00	$949.20	2.25%	$10.99
	Hypothetical	$1,000.00	$1,013.79	2.25%	$11.36

Class C	Actual	$1,000.00	$950.00	2.25%	$11.00
	Hypothetical	$1,000.00	$1,013.79	2.25%	$11.36

Class R	Actual	$1,000.00	$951.90	1.75%	$8.56
	Hypothetical	$1,000.00	$1,016.29	1.75%	$8.85

Class Z	Actual	$1,000.00	$954.40	1.25%	$6.12
	Hypothetical	$1,000.00	$1,018.80	1.25%	$6.33

Prudential Asset Allocation Funds	21

Fees and Expenses (continued)

Prudential Moderate Allocation Fund		Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$932.00	1.58%	$7.65
	Hypothetical	$1,000.00	$1,017.15	1.58%	$7.99

Class B	Actual	$1,000.00	$928.20	2.33%	$11.26
	Hypothetical	$1,000.00	$1,013.39	2.33%	$11.76

Class C	Actual	$1,000.00	$928.20	2.33%	$11.26
	Hypothetical	$1,000.00	$1,013.39	2.33%	$11.76

Class R	Actual	$1,000.00	$929.00	1.83%	$8.85
	Hypothetical	$1,000.00	$1,015.89	1.83%	$9.25

Class Z	Actual	$1,000.00	$932.70	1.33%	$6.44
	Hypothetical	$1,000.00	$1,018.40	1.33%	$6.73

Prudential Growth Allocation Fund		Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$910.40	1.72%	$8.24
	Hypothetical	$1,000.00	$1,016.44	1.72%	$8.69

Class B	Actual	$1,000.00	$907.10	2.47%	$11.81
	Hypothetical	$1,000.00	$1,012.68	2.47%	$12.46

Class C	Actual	$1,000.00	$906.70	2.47%	$11.81
	Hypothetical	$1,000.00	$1,012.68	2.47%	$12.46

Class R	Actual	$1,000.00	$909.10	1.97%	$9.43
	Hypothetical	$1,000.00	$1,015.19	1.97%	$9.95

Class Z	Actual	$1,000.00	$911.30	1.47%	$7.04
	Hypothetical	$1,000.00	$1,017.70	1.47%	$7.44

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended September 30, 2015, and divided by the 365 days in the Fund’s fiscal year ended September 30, 2015 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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Each Fund’s annual expense ratios for the 12-month period ended September 30, 2015, are as follows:

Conservative Allocation Fund

Class	Gross Operating Expenses	Net Operating Expenses
A	1.55%	1.50%
B	2.25	2.25
C	2.25	2.25
R	2.00	1.75
Z	1.25	1.25

Moderate Allocation Fund

Class	Gross Operating Expenses	Net Operating Expenses
A	1.64%	1.59%
B	2.34	2.34
C	2.34	2.34
R	2.09	1.84
Z	1.34	1.34

Growth Allocation Fund

Class	Gross Operating Expenses	Net Operating Expenses
A	1.90%	1.72%
B	2.60	2.47
C	2.60	2.47
R	2.33	1.97
Z	1.60	1.47

Net operating expenses shown above reflect any fee waivers and/or expense reimbursements. These expenses include a weighted average of the net operating expenses of the underlying funds in which the Fund invests. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

Prudential Asset Allocation Funds	23

Prudential Conservative Allocation Fund

Portfolio of Investments

as of September 30, 2015

Description	Shares	Value (Note 1)
LONG-TERM INVESTMENTS 98.5%

AFFILIATED MUTUAL FUNDS
Prudential Absolute Return Bond Fund (Class Q)	600,393	$5,661,709
Prudential Global Real Estate Fund (Class Q)	304,722	7,127,455
Prudential Government Income Fund (Class Z)	1,057,033	10,158,091
Prudential High Yield Fund (Class Q)	535,577	2,806,426
Prudential International Equity Fund (Class Z)	1,342,130	8,482,264
Prudential Jennison 20/20 Focus Fund (Class Q)*	83,167	1,415,507
Prudential Jennison Equity Opportunity Fund (Class Q)	148,605	2,836,867
Prudential Jennison Growth Fund (Class Z)*	137,642	4,273,791
Prudential Jennison International Opportunities Fund (Class Z)*	461,974	5,668,424
Prudential Jennison Mid-Cap Growth Fund, Inc. (Class Q)*	55,388	2,116,357
Prudential Jennison Natural Resources Fund, Inc. (Class Q)*	5,554	169,955
Prudential Jennison Small Company Fund, Inc. (Class Q)	134,089	3,334,789
Prudential Jennison Value Fund (Class Q)	220,922	4,038,455
Prudential Large-Cap Core Equity Fund (Class Z)	406,126	6,116,255
Prudential Long-Short Equity Fund (Class Z)*	389,791	4,295,494
Prudential Mid-Cap Value Fund (Class Q)	174,813	3,407,096
Prudential Short Duration Multi-Sector Bond Fund (Class Q)	3,782,681	36,502,874
Prudential Short-Term Corporate Bond Fund, Inc. (Class Q)	64,737	721,815
Prudential Small-Cap Value Fund (Class Q)	59,917	1,377,484
Prudential Strategic Value Fund (Class Z)	319,195	4,203,798
Prudential Total Return Bond Fund (Class Q)	1,701,171	24,190,657

TOTAL LONG-TERM INVESTMENTS (cost $127,350,280)		138,905,563

SHORT-TERM INVESTMENT 0.9%

AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $1,261,392) (Note 3)	1,261,392	1,261,392

TOTAL INVESTMENTS(a) 99.4% (cost $128,611,672) (Note 5)		140,166,955
Other assets in excess of liabilities 0.6%		826,817

NET ASSETS 100.0%		$140,993,772

*	Non-income producing security.
(a)	Prudential Investments LLC, the manager of the Fund, also serves as the manager of the underlying funds in which the Fund invests.

See Notes to Financial Statements.

Prudential Asset Allocation Funds	25

Prudential Conservative Allocation Fund

Portfolio of Investments

as of September 30, 2015 continued

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of September 30, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Mutual Funds	$138,905,563	$—	$—
Affiliated Money Market Mutual Fund	1,261,392	—	—

Total	$140,166,955	$—	$—

The investment allocation of investments and other assets in excess of liabilities shown as a percentage of net assets as of September 30, 2015 were as follows (Unaudited):

Multi-Sector Debt	47.1%
International	10.0
U.S. Government Debt	7.2
Large/Mid-Cap Growth	6.5
Large-Cap Value	5.8
Large-Cap Core	5.3
Global Real Estate	5.1
Small/Mid-Cap Value	3.4
Long-Short Cap	3.1
Small-Cap Core	2.4%
High Yield	2.0
Short-Term Debt	0.5
Natural Resources	0.1

98.5
Short-Term Investment	0.9
Other assets in excess of liabilities	0.6

100.0%

See Notes to Financial Statements.

26

Prudential Moderate Allocation Fund

Portfolio of Investments

as of September 30, 2015

Description	Shares	Value (Note 1)
LONG-TERM INVESTMENTS 99.2%

AFFILIATED MUTUAL FUNDS
Prudential Absolute Return Bond Fund (Class Q)	367,354	$3,464,144
Prudential Global Real Estate Fund (Class Q)	367,839	8,603,764
Prudential Government Income Fund (Class Z)	548,977	5,275,668
Prudential High Yield Fund (Class Q)	328,191	1,719,720
Prudential International Equity Fund (Class Z)	2,420,006	15,294,436
Prudential Jennison 20/20 Focus Fund (Class Q)*	200,740	3,416,587
Prudential Jennison Equity Opportunity Fund (Class Q)	355,783	6,791,890
Prudential Jennison Growth Fund (Class Z)*	243,229	7,552,266
Prudential Jennison International Opportunities Fund (Class Z)*	835,131	10,247,063
Prudential Jennison Mid-Cap Growth Fund, Inc. (Class Q)*	133,095	5,085,554
Prudential Jennison Natural Resources Fund, Inc. (Class Q)*	6,258	191,502
Prudential Jennison Small Company Fund, Inc. (Class Q)	263,954	6,564,533
Prudential Jennison Value Fund (Class Q)	548,086	10,019,009
Prudential Large-Cap Core Equity Fund (Class Z)	1,005,053	15,136,103
Prudential Long-Short Equity Fund (Class Z)*	627,851	6,918,913
Prudential Mid-Cap Value Fund (Class Q)	303,277	5,910,873
Prudential Short Duration Multi-Sector Bond Fund (Class Q)	2,279,665	21,998,765
Prudential Small-Cap Value Fund (Class Q)	73,970	1,700,580
Prudential Strategic Value Fund (Class Z)	765,230	10,078,077
Prudential Total Return Bond Fund (Class Q)	1,547,556	22,006,240

TOTAL LONG-TERM INVESTMENTS (cost $145,041,313)		167,975,687

SHORT-TERM INVESTMENT 0.7%

AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $1,161,906) (Note 3)	1,161,906	1,161,906

TOTAL INVESTMENTS(a) 99.9% (cost $146,203,219) (Note 5)		169,137,593
Other assets in excess of liabilities 0.1%		268,939

NET ASSETS 100.0%		$169,406,532

*	Non-income producing security.
(a)	Prudential Investments LLC, the manager of the Fund, also serves as the manager of the underlying funds in which the Fund invests.

See Notes to Financial Statements.

Prudential Asset Allocation Funds	27

Prudential Moderate Allocation Fund

Portfolio of Investments

as of September 30, 2015 continued

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of September 30, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Mutual Funds	$167,975,687	$—	$—
Affiliated Money Market Mutual Fund	1,161,906	—	—

Total	$169,137,593	$—	$—

The investment allocation of investments and other assets in excess of liabilities shown as a percentage of net assets as of September 30, 2015 were as follows (Unaudited):

Multi-Sector Debt	28.0%
International	15.1
Large-Cap Value	11.8
Large/Mid-Cap Growth	11.5
Large-Cap Core	11.0
Global Real Estate	5.1
Small/Mid-Cap Value	4.5
Long-Short Cap	4.1
Small-Cap Core	3.9
U.S. Government Debt	3.1%
High Yield	1.0
Natural Resources	0.1

99.2
Short-Term Investment	0.7
Other assets in excess of liabilities	0.1

100.0%

See Notes to Financial Statements.

28

Prudential Growth Allocation Fund

Portfolio of Investments

as of September 30, 2015

Description	Shares	Value (Note 1)
LONG-TERM INVESTMENTS 99.2%

AFFILIATED MUTUAL FUNDS
Prudential Absolute Return Bond Fund (Class Q)	49,541	$467,173
Prudential Global Real Estate Fund (Class Q)	194,230	4,543,047
Prudential High Yield Fund (Class Q)	88,329	462,846
Prudential International Equity Fund (Class Z)	2,060,237	13,020,701
Prudential Jennison 20/20 Focus Fund (Class Q)*	157,428	2,679,424
Prudential Jennison Equity Opportunity Fund (Class Q)	325,667	6,216,987
Prudential Jennison Growth Fund (Class Z)*	197,064	6,118,850
Prudential Jennison International Opportunities Fund (Class Z)*	697,326	8,556,185
Prudential Jennison Mid-Cap Growth Fund, Inc. (Class Q)*	63,773	2,436,783
Prudential Jennison Natural Resources Fund, Inc. (Class Q)*	3,497	107,015
Prudential Jennison Small Company Fund, Inc. (Class Q)	185,694	4,618,212
Prudential Jennison Value Fund (Class Q)	361,817	6,614,012
Prudential Large-Cap Core Equity Fund (Class Z)	725,233	10,922,007
Prudential Long-Short Equity Fund (Class Z)*	413,492	4,556,686
Prudential Mid-Cap Value Fund (Class Q)	197,108	3,841,638
Prudential Short Duration Multi-Sector Bond Fund (Class Q)	29,258	282,342
Prudential Small-Cap Value Fund (Class Q)	69,270	1,592,516
Prudential Strategic Value Fund (Class Z)	513,492	6,762,685
Prudential Total Return Bond Fund (Class Q)	376,583	5,355,016

TOTAL LONG-TERM INVESTMENTS (cost $74,805,766)		89,154,125

SHORT-TERM INVESTMENT 0.8%

AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $675,701) (Note 3)	675,701	675,701

TOTAL INVESTMENTS(a) 100.0% (cost $75,481,467) (Note 5)		89,829,826
Liabilities in excess of other assets		(22,029)

NET ASSETS 100.0%		$89,807,797

*	Non-income producing security.
(a)	Prudential Investments LLC, the manager of the Fund, also serves as the manager of the underlying funds in which the Fund invests.

See Notes to Financial Statements.

Prudential Asset Allocation Funds	29

Prudential Growth Allocation Fund

Portfolio of Investments

as of September 30, 2015 continued

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of September 30, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Mutual Funds	$89,154,125	$—	$—
Affiliated Money Market Mutual Fund	675,701	—	—

Total	$89,829,826	$—	$—

The investment allocation of investments and liabilities in excess of other assets shown as a percentage of net assets as of September 30, 2015 were as follows (Unaudited):

International	24.0%
Large/Mid-Cap Growth	16.4
Large-Cap Core	15.1
Large-Cap Value	14.9
Multi-Sector Debt	6.8
Small/Mid-Cap Value	6.1
Global Real Estate	5.1
Long-Short Cap	5.1
Small-Cap Core	5.1%
High Yield	0.5
Natural Resources	0.1

99.2
Short-Term Investment	0.8
Liabilities in excess of other assets	—

100.0%

See Notes to Financial Statements.

30

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

FINANCIAL STATEMENTS

ANNUAL REPORT • SEPTEMBER 30, 2015

Prudential Asset Allocation Funds

Prudential Conservative Allocation Fund

Statement of Assets & Liabilities

as of September 30, 2015

Assets
Affiliated investments (cost $128,611,672)	$140,166,955
Receivable for Fund shares sold	1,501,119
Receivable for investments sold	1,100,000
Dividends receivable	188,905
Prepaid expenses	685

Total Assets	142,957,664

Liabilities
Payable for investments purchased	1,492,587
Payable for Fund shares reacquired	301,419
Accrued expenses and other liabilities	70,095
Distribution fee payable	66,109
Management fee payable	23,270
Affiliated transfer agent fee payable	10,412

Total Liabilities	1,963,892

Net Assets	$140,993,772

Net assets were comprised of:
Common stock, at par	$11,309
Paid-in capital in excess of par	122,939,909

122,951,218
Undistributed net investment income	609,249
Accumulated net realized gain on investment transactions	5,878,022
Net unrealized appreciation on investments	11,555,283

Net assets, September 30, 2015	$140,993,772

See Notes to Financial Statements.

32

Class A
Net asset value and redemption price per share ($73,273,075 ÷ 5,866,521 shares of common stock issued and outstanding)	$12.49
Maximum sales charge (5.50% of offering price)	0.73

Maximum offering price to public	$13.22

Class B
Net asset value, offering price and redemption price per share ($30,118,448 ÷ 2,423,080 shares of common stock issued and outstanding)	$12.43

Class C
Net asset value, offering price and redemption price per share ($31,090,840 ÷ 2,500,257 shares of common stock issued and outstanding)	$12.44

Class R
Net asset value, offering price and redemption price per share ($107,445 ÷ 8,576 shares of common stock issued and outstanding)	$12.53

Class Z
Net asset value, offering price and redemption price per share ($6,403,964 ÷ 510,429 shares of common stock issued and outstanding)	$12.55

See Notes to Financial Statements.

Prudential Asset Allocation Funds	33

Prudential Moderate Allocation Fund

Statement of Assets & Liabilities

as of September 30, 2015

Assets
Affiliated investments (cost $146,203,219)	$169,137,593
Receivable for investments sold	2,350,000
Dividends receivable	132,016
Receivable for Fund shares sold	104,642
Prepaid expenses	685

Total Assets	171,724,936

Liabilities
Payable for investments purchased	1,934,202
Payable for Fund shares reacquired	186,254
Distribution fee payable	79,314
Accrued expenses and other liabilities	71,695
Management fee payable	28,355
Affiliated transfer agent fee payable	18,584

Total Liabilities	2,318,404

Net Assets	$169,406,532

Net assets were comprised of:
Common stock, at par	$12,179
Paid-in capital in excess of par	137,600,260

137,612,439
Undistributed net investment income	661,864
Accumulated net realized gain on investment transactions	8,197,855
Net unrealized appreciation on investments	22,934,374

Net assets, September 30, 2015	$169,406,532

See Notes to Financial Statements.

34

Class A
Net asset value and redemption price per share ($96,846,337 ÷ 6,935,104 shares of common stock issued and outstanding)	$13.96
Maximum sales charge (5.50% of offering price)	0.81

Maximum offering price to public	$14.77

Class B
Net asset value, offering price and redemption price per share ($38,083,982 ÷ 2,753,769 shares of common stock issued and outstanding)	$13.83

Class C
Net asset value, offering price and redemption price per share ($30,871,902 ÷ 2,232,979 shares of common stock issued and outstanding)	$13.83

Class R
Net asset value, offering price and redemption price per share ($3,759 ÷ 271 shares of common stock issued and outstanding)	$13.87

Class Z
Net asset value, offering price and redemption price per share ($3,600,552 ÷ 257,370 shares of common stock issued and outstanding)	$13.99

See Notes to Financial Statements.

Prudential Asset Allocation Funds	35

Prudential Growth Allocation Fund

Statement of Assets & Liabilities

as of September 30, 2015

Assets
Affiliated investments (cost $75,481,467)	$89,829,826
Receivable for investments sold	300,000
Receivable for Fund shares sold	73,688
Dividends receivable	16,970
Due from Manager	3,396
Prepaid expenses	685

Total Assets	90,224,565

Liabilities
Payable for investments purchased	166,898
Payable for Fund shares reacquired	115,403
Accrued expenses and other liabilities	79,536
Distribution fee payable	38,144
Affiliated transfer agent fee payable	16,787

Total Liabilities	416,768

Net Assets	$89,807,797

Net assets were comprised of:
Common stock, at par	$5,634
Paid-in capital in excess of par	69,438,520

69,444,154
Accumulated net realized gain on investment transactions	6,015,284
Net unrealized appreciation on investments	14,348,359

Net assets, September 30, 2015	$89,807,797

See Notes to Financial Statements.

36

Class A
Net asset value and redemption price per share ($57,536,417 ÷ 3,562,225 shares of common stock issued and outstanding)	$16.15
Maximum sales charge (5.50% of offering price)	0.94

Maximum offering price to public	$17.09

Class B
Net asset value, offering price and redemption price per share ($18,670,459 ÷ 1,202,088 shares of common stock issued and outstanding)	$15.53

Class C
Net asset value, offering price and redemption price per share ($12,024,844 ÷ 773,579 shares of common stock issued and outstanding)	$15.54

Class R
Net asset value, offering price and redemption price per share ($3,138 ÷ 196 shares of common stock issued and outstanding)	$16.01

Class Z
Net asset value, offering price and redemption price per share ($1,572,939 ÷ 96,287 shares of common stock issued and outstanding)	$16.34

See Notes to Financial Statements.

Prudential Asset Allocation Funds	37

Prudential Conservative Allocation Fund

Statement of Operations

Year Ended September 30, 2015

Net Investment Income
Affiliated dividend income	$3,861,775

Expenses
Management fee	298,634
Distribution fee—Class A	225,506
Distribution fee—Class B	373,428
Distribution fee—Class C	306,460
Distribution fee—Class R	760
Transfer agent’s fees and expenses (including affiliated expense of $49,700)	161,000
Registration fees	76,000
Custodian and accounting fees	71,000
Shareholders’ reports	25,000
Audit fee	23,000
Legal fees and expenses	19,000
Directors’ fees	15,000
Insurance expenses	1,000
Loan interest expense	38
Miscellaneous	12,142

Total expenses	1,607,968
Less: Distribution fee waiver—Class A	(37,586)
Distribution fee waiver—Class R	(253)

Net expenses	1,570,129

Net investment income	2,291,646

Realized And Unrealized Gain (Loss) On Investments
Net realized gain on investment transactions	4,423,804
Net capital gain distributions received	3,392,498

7,816,302

Net change in unrealized appreciation (depreciation) on investments	(12,519,977)

Net loss on investment transactions	(4,703,675)

Net Decrease In Net Assets Resulting From Operations	$(2,412,029)

See Notes to Financial Statements.

38

Prudential Moderate Allocation Fund

Statement of Operations

Year Ended September 30, 2015

Net Investment Income
Affiliated dividend income	$3,459,096

Expenses
Management fee	363,989
Distribution fee—Class A	294,806
Distribution fee—Class B	482,721
Distribution fee—Class C	317,752
Distribution fee—Class R	1,052
Transfer agent’s fees and expenses (including affiliated expense of $88,100)	244,000
Custodian and accounting fees	70,000
Registration fees	66,000
Shareholders’ reports	30,000
Audit fee	22,000
Legal fees and expenses	18,000
Directors’ fees	16,000
Insurance expenses	1,000
Miscellaneous	13,092

Total expenses	1,940,412
Less: Distribution fee waiver—Class A	(49,135)
Distribution fee waiver—Class R	(351)

Net expenses	1,890,926

Net investment income	1,568,170

Realized And Unrealized Gain (Loss) On Investments
Net realized gain on investment transactions	5,501,833
Net capital gain distributions received	7,008,157

12,509,990

Net change in unrealized appreciation (depreciation) on investments	(19,401,378)

Net loss on investment transactions	(6,891,388)

Net Decrease In Net Assets Resulting From Operations	$(5,323,218)

See Notes to Financial Statements.

Prudential Asset Allocation Funds	39

Prudential Growth Allocation Fund

Statement of Operations

Year Ended September 30, 2015

Net Investment Income
Affiliated dividend income	$1,234,792

Expenses
Management fee	196,506
Distribution fee—Class A	179,305
Distribution fee—Class B	245,899
Distribution fee—Class C	125,391
Distribution fee—Class R	25
Transfer agent’s fees and expenses (including affiliated expense of $77,600)	184,000
Custodian and accounting fees	70,000
Registration fees	61,000
Shareholders’ reports	41,000
Audit fee	22,000
Legal fees and expenses	18,000
Directors’ fees	14,000
Insurance expenses	1,000
Miscellaneous	11,664

Total expenses	1,169,790
Less: Expense subsidy	(127,368)
Distribution fee waiver—Class A	(29,885)
Distribution fee waiver—Class R	(8)

Net expenses	1,012,529

Net investment income	222,263

Realized And Unrealized Gain (Loss) On Investments
Net realized gain on investment transactions	4,344,527
Net capital gain distributions received	5,161,699

9,506,226

Net change in unrealized appreciation (depreciation) on investments	(14,221,630)

Net loss on investment transactions	(4,715,404)

Net Decrease In Net Assets Resulting From Operations	$(4,493,141)

See Notes to Financial Statements.

40

Prudential Conservative Allocation Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2015	2014
Increase (Decrease) in Net Assets
Operations
Net investment income	$2,291,646	$1,592,198
Net realized gain on investment transactions	4,423,804	2,976,130
Net capital gain distributions received	3,392,498	1,677,360
Net change in unrealized appreciation (depreciation) on investments	(12,519,977)	901,882

Net increase (decrease) in net assets resulting from operations	(2,412,029)	7,147,570

Dividends and Distributions (Note 1)
Dividends from net investment income
Class A	(1,651,224)	(1,099,908)
Class B	(564,075)	(407,131)
Class C	(437,292)	(228,514)
Class R	(1,918)	(982)
Class Z	(145,244)	(120,406)

	(2,799,753)	(1,856,941)

Distributions from net realized gains and capital gain distributions received
Class A	(1,945,817)	(1,181,328)
Class B	(1,038,222)	(784,333)
Class C	(778,453)	(439,030)
Class R	(2,553)	(1,211)
Class Z	(149,793)	(116,617)

	(3,914,838)	(2,522,519)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	30,497,463	35,624,815
Net asset value of shares issued in reinvestment of dividends and distributions	6,107,088	3,963,058
Cost of shares reacquired	(34,030,440)	(31,323,168)

Net increase in net assets from Fund share transactions	2,574,111	8,264,705

Total increase (decrease)	(6,552,509)	11,032,815

Net Assets:
Beginning of year	147,546,281	136,513,466

End of year(a)	$140,993,772	$147,546,281

(a) Includes undistributed net investment income of:	$609,249	$250,701

See Notes to Financial Statements.

Prudential Asset Allocation Funds	41

Prudential Moderate Allocation Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2015	2014
Increase (Decrease) in Net Assets
Operations
Net investment income	$1,568,170	$1,162,188
Net realized gain on investment transactions	5,501,833	5,778,560
Net capital gain distributions received	7,008,157	3,547,616
Net change in unrealized appreciation (depreciation) on investments	(19,401,378)	2,094,064

Net increase (decrease) in net assets resulting from operations	(5,323,218)	12,582,428

Dividends and Distributions (Note 1)
Dividends from net investment income
Class A	(1,922,706)	(941,007)
Class B	(650,555)	(212,126)
Class C	(387,403)	(102,518)
Class R	(3,242)	(1,344)
Class Z	(77,547)	(36,515)

	(3,041,453)	(1,293,510)

Distributions from net realized gains and capital gain distributions received
Class A	(3,284,805)	—
Class B	(1,752,393)	—
Class C	(1,043,543)	—
Class R	(6,312)	—
Class Z	(117,938)	—

	(6,204,991)	—

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	21,958,284	29,216,856
Net asset value of shares issued in reinvestment of dividends and distributions	8,867,760	1,242,072
Cost of shares reacquired	(27,236,871)	(25,163,850)

Net increase in net assets from Fund share transactions	3,589,173	5,295,078

Total increase (decrease)	(10,980,489)	16,583,996

Net Assets:
Beginning of year	180,387,021	163,803,025

End of year(a)	$169,406,532	$180,387,021

(a) Includes undistributed net investment income of:	$661,864	$508,916

See Notes to Financial Statements.

42

Prudential Growth Allocation Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2015	2014
Increase (Decrease) in Net Assets
Operations
Net investment income	$222,263	$145,051
Net realized gain on investment transactions	4,344,527	2,428,835
Net capital gain distributions received	5,161,699	2,578,231
Net change in unrealized appreciation (depreciation) on investments	(14,221,630)	2,927,627

Net increase (decrease) in net assets resulting from operations	(4,493,141)	8,079,744

Dividends and Distributions (Note 1)
Dividends from net investment income
Class A	(1,168,713)	(323,022)
Class B	(354,448)	—
Class C	(162,575)	—
Class R	(59)	(13)
Class Z	(31,954)	(9,432)

	(1,717,749)	(332,467)

Distributions from net realized gains and capital gain distributions received
Class A	(481,196)	—
Class B	(224,704)	—
Class C	(103,065)	—
Class R	(28)	—
Class Z	(11,722)	—

	(820,715)	—

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	11,081,529	14,023,338
Net asset value of shares issued in reinvestment of dividends and distributions	2,468,153	322,730
Cost of shares reacquired	(14,270,399)	(12,638,320)

Net increase (decrease) in net assets from Fund share transactions	(720,717)	1,707,748

Total increase (decrease)	(7,752,322)	9,455,025

Net Assets:
Beginning of year	97,560,119	88,105,094

End of year(a)	$89,807,797	$97,560,119

(a) Includes undistributed net investment income of:	$—	$141,821

See Notes to Financial Statements.

Prudential Asset Allocation Funds	43

Notes to Financial Statements

The Prudential Investment Portfolios, Inc. (the “Company”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Company was incorporated in Maryland on August 10, 1995 and consists of six series (“Fund” or “Funds”): Prudential Jennison Equity Opportunity Fund, Prudential Jennison Growth Fund and Prudential Asset Allocation Fund which are diversified funds and Prudential Conservative Allocation Fund (“Conservative Allocation Fund”), Prudential Moderate Allocation Fund (“Moderate Allocation Fund”) and Prudential Growth Allocation Fund (“Growth Allocation Fund”) which are non-diversified. These financial statements relate to the Conservative Allocation Fund, Moderate Allocation Fund and Growth Allocation Fund (collectively referred to as the “Allocation Funds”).

The Conservative Allocation Fund’s investment objective is current income and a reasonable level of capital appreciation. The Moderate Allocation Fund’s investment objective is capital appreciation and a reasonable level of current income. The Growth Allocation Fund’s investment objective is long-term capital appreciation. Each Allocation Fund seeks to achieve its objective by investing in a combination of mutual funds in the Prudential mutual fund family (each, an underlying fund). Each Fund in the Allocation Funds is typically referred to as a “Fund of Funds” because it invests in other mutual funds. The Allocation Funds may also invest directly in U.S. Government securities and money market instruments for cash management purposes or when assuming a defensive position.

Note 1. Accounting Policies

The Allocation Funds follow investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Company and the Allocation Funds consistently follow such policies in the preparation of their financial statements.

Securities Valuation: The Allocation Funds hold securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Directors (the “Board”) has adopted Valuation

44

Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Allocation Funds to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how each of the Allocation Funds’ investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolios of Investments.

Common and preferred stocks, exchange-traded funds, and derivative instruments such as futures or options that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Common and preferred stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. Such securities are valued using model prices to the extent that the valuation meets the established confidence level for each security. If the confidence level is not met or the vendor does not provide a model price, securities are valued in accordance with exchange-traded common and preferred stocks discussed above.

Participatory Notes (P-Notes) are generally valued based upon the value of a related underlying security that trades actively in the market and are classified as Level 2 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are

Prudential Asset Allocation Funds	45

Notes to Financial Statements

continued

classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the over-the-counter (“OTC”) market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

OTC derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are generally valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the daily settlement price is not public.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment transactions are

46

calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on an accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual and such expenses exclude those of the underlying funds. Expenses on the underlying funds are reflected in the net asset values of those funds. The Company’s expenses are allocated to the respective portfolio on the basis of relative net assets except the expenses that are charged directly at the portfolio or class level.

Net investment income or loss (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: Dividends will typically be distributed quarterly by the Conservative Allocation Fund and annually by the Moderate Allocation Fund and the Growth Allocation Fund. Each Allocation Fund declares and pays its net realized capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, each Fund in the Company is treated as a separate taxpaying entity. It is each of the Allocation Funds’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Company has a management agreement for the Allocation Funds with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisery agreement with Quantitative Management Associates LLC (“QMA”). The

Prudential Asset Allocation Funds	47

Notes to Financial Statements

continued

subadvisery agreement provides that QMA furnishes investment advisory services in connection with the management of the Allocation Funds. In connection therewith, QMA is obligated to keep certain books and records of the Allocation Funds. PI pays for the services of QMA, the cost of compensation of officers, occupancy and certain clerical and bookkeeping costs of the Allocation Funds. The Allocation Funds bear all other costs and expenses.

The management fee paid to PI is accrued daily and payable monthly at an annual rate of .20% of each of the Allocation Funds’ average daily net assets.

The Allocation Funds have a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class R and Class Z shares of the Allocation Funds. The Allocation Funds compensate PIMS for distributing and servicing the Allocation Funds’ Class A, B, C and R shares, pursuant to plans of distribution (the “Class A, B, C and R Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Allocation Funds.

Pursuant to the Class A, B, C and R Plans, the Allocation Funds compensate PIMS for distribution related activities at an annual rate of up to .30%, 1%, 1% and .75% of the average daily net assets of the Class A, B, C and R shares, respectively. PIMS has contractually agreed through January 31, 2017 to limit such expenses to .25% and .50% of the average daily net assets of the Class A and Class R shares, respectively.

PI has contractually agreed to limit the net annual operating expenses (exclusive of taxes, interest, brokerage commissions, non-routine expenses, distribution and service (12b-1) fees and underlying fund fees and expenses) of each class of shares of the Allocation Funds to .50% of each Allocation Funds’ average daily net assets.

PIMS has advised the Allocation Funds of its receipt of front-end sales charges resulting from sales of Class A shares during the year ended September 30, 2015. These amounts were as follows:

Fund	Class A
Conservative Allocation Fund	$311,956
Moderate Allocation Fund	333,042
Growth Allocation Fund	275,759

48

From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Allocation Funds of its receipt of contingent deferred sales charges imposed upon redemptions by certain Class A, Class B and Class C shareholders for the year ended September 30, 2015. These amounts were as follows:

Fund	Class A	Class B	Class C
Conservative Allocation Fund	$46	$31,694	$5,732
Moderate Allocation Fund	116	40,029	4,845
Growth Allocation Fund	14	22,963	2,455

PI, QMA and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Company’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Allocation Funds invest in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as “Affiliated dividend income”.

Note 4. Investments in Affiliated Issuers

A summary of cost of purchases and proceeds of sales of shares of affiliated mutual funds, other than short-term investments, dividend income and capital gain distributions received for the year ended September 30, 2015 is presented as follows:

Conservative Allocation Fund:

Affiliated Mutual Funds	Value, beginning of period	Cost of Purchases	Exchange	Proceeds of Sales	Dividend Income	Capital Gain Distributions Received	Value, ending of period
Prudential Absolute Return Bond Fund (Class Q)	$8,923,730	$579,517	$—	$(3,590,000)	$208,799	$—	$5,661,709
Prudential Global Real Estate Fund (Class Q)	8,841,040	1,005,059	—	(2,900,000)	295,059	—	7,127,455
Prudential Government Income Fund, Inc. (Class Z)	9,026,258	3,506,377	—	(2,405,000)	125,089	101,645	10,158,091

Prudential Asset Allocation Funds	49

Notes to Financial Statements

continued

Conservative Allocation Fund (cont’d.):

Affiliated Mutual Funds	Value, beginning of period	Cost of Purchases	Exchange	Proceeds of Sales	Dividend Income	Capital Gain Distributions Received	Value, ending of period
Prudential High Yield Fund (Class Q)	$2,977,827	$3,319,490	$—	$(3,200,000)	$224,480	$—	$2,806,426
Prudential International Equity Fund (Class Z)	9,347,896	2,415,352	—	(1,840,000)	245,352	—	8,482,264
Prudential Jennison 20/20 Focus Fund (Class Q)	1,479,329	329,636	—	(235,000)	—	134,636	1,415,507
Prudential Jennison Equity Opportunity Fund (Class Q)	—	634,016	2,998,103	(320,000)	13,458	250,557	2,836,867
Prudential Jennison Equity Opportunity Fund (Class Z)	2,951,141	15,000	(2,998,103)	(50,000)	—	—	—
Prudential Jennison Growth Fund (Class Z)	750,064	5,641,448	—	(1,690,000)	—	36,448	4,273,791
Prudential Jennison International Opportunities Fund (Class Z)	6,303,817	925,000	—	(1,315,000)	—	—	5,668,424
Prudential Jennison Market Neutral Fund (Class Z)	2,952,181	—	—	(2,884,054)	—	—	—
Prudential Jennison Mid-Cap Growth Fund, Inc. (Class Q)	4,412,666	2,403,994	—	(4,725,000)	—	428,994	2,116,357
Prudential Jennison Natural Resources Fund, Inc. (Class Q)	296,199	—	—	—	—	—	169,955
Prudential Jennison Small Company Fund, Inc. (Class Q)	2,894,157	2,464,310	—	(1,475,000)	18,484	405,826	3,334,789
Prudential Jennison Value Fund (Class Q)	3,100,816	3,568,114	—	(1,815,000)	27,633	210,481	4,038,455
Prudential Large-Cap Core Equity Fund (Class Z)	7,380,869	5,235,913	—	(5,990,000)	64,854	541,059	6,116,255
Prudential Long-Short Equity Fund (Class Z)	—	4,614,054	—	(330,000)	—	—	4,295,494
Prudential Mid-Cap Value Fund (Class Q)	4,567,082	3,434,194	—	(4,360,000)	42,722	241,472	3,407,096
Prudential Short Duration Multi-Sector Bond Fund (Class Q)	37,063,357	5,989,225	—	(5,340,000)	1,649,591	—	36,502,874

50

Conservative Allocation Fund (cont’d.):

Affiliated Mutual Funds	Value, beginning of period	Cost of Purchases	Exchange	Proceeds of Sales	Dividend Income	Capital Gain Distributions Received	Value, ending of period
Prudential Short-Term Corporate Bond Fund, Inc. (Class Q)	$7,416,998	$251,425	$—	$(6,930,000)	$76,455	$—	$721,815
Prudential Small-Cap Value Fund (Class Q)	2,330,811	3,135,122	—	(3,731,632)	47,072	345,419	1,377,484
Prudential Strategic Value Fund (Class Z)	6,915,543	1,245,190	—	(3,025,000)	85,257	671,934	4,203,798
Prudential Total Return Bond Fund (Class Q)	16,306,959	11,946,246	—	(3,745,000)	734,894	24,027	24,190,657

	$146,238,740	$62,658,682	$—	$(61,895,686)	$3,859,199	$3,392,498	$138,905,563

Moderate Allocation Fund:

Affiliated Mutual Funds	Value, beginning of period	Cost of Purchases	Exchange	Proceeds of Sales	Dividend Income	Capital Gain Distributions Received	Value, ending of period
Prudential Absolute Return Bond Fund (Class Q)	$9,086,908	$547,713	$—	$(5,977,000)	$171,978	$—	$3,464,144
Prudential Global Real Estate Fund (Class Q)	10,825,535	944,461	—	(3,385,000)	358,461	—	8,603,764
Prudential Government Income Fund, Inc. (Class Z)	3,640,825	3,787,777	—	(2,160,000)	52,560	40,402	5,275,668
Prudential High Yield Fund (Class Q)	1,817,698	3,854,699	—	(3,737,000)	154,699	—	1,719,720
Prudential International Equity Fund (Class Z)	17,209,564	3,467,994	—	(2,720,000)	456,994	—	15,294,436
Prudential Jennison 20/20 Focus Fund (Class Q)	3,622,334	584,404	—	(400,000)	—	329,404	3,416,587
Prudential Jennison Equity Opportunity Fund (Class Q)	—	1,141,892	7,345,976	(535,000)	32,974	613,917	6,791,890
Prudential Jennison Equity Opportunity Fund (Class Z)	7,210,930	65,000	(7,345,976)	(130,000)	—	—	—
Prudential Jennison Growth Fund (Class Z)	1,815,125	8,407,270	—	(2,105,000)	—	89,270	7,552,266
Prudential Jennison International Opportunities Fund (Class Z)	11,521,545	1,470,000	—	(2,300,000)	—	—	10,247,063
Prudential Jennison Market Neutral Fund (Class Z)	5,421,410	—	—	(5,296,300)	—	—	—
Prudential Jennison Mid-Cap Growth Fund, Inc. (Class Q)	8,993,276	6,001,400	—	(9,790,000)	—	878,400	5,085,554
Prudential Jennison Natural Resources Fund, Inc. (Class Q)	360,585	95,000	—	(100,000)	—	—	191,502
Prudential Jennison Small Company Fund, Inc. (Class Q)	7,143,800	3,392,107	—	(2,800,000)	45,484	998,623	6,564,533

Prudential Asset Allocation Funds	51

Notes to Financial Statements

continued

Moderate Allocation Fund (cont’d.):

Affiliated Mutual Funds	Value, beginning of period	Cost of Purchases	Exchange	Proceeds of Sales	Dividend Income	Capital Gain Distributions Received	Value, ending of period
Prudential Jennison Value Fund (Class Q)	$7,378,010	$8,444,499	$—	$(3,750,000)	$66,322	$505,177	$10,019,009
Prudential Large-Cap Core Equity Fund (Class Z)	13,537,832	10,926,333	—	(8,060,000)	118,095	985,240	15,136,103
Prudential Long-Short Equity Fund (Class Z)	—	7,541,301	—	(640,000)	—	—	6,918,913
Prudential Mid-Cap Value Fund (Class Q)	11,893,036	3,896,825	—	(9,450,000)	111,816	632,009	5,910,873
Prudential Short Duration Multi-Sector Bond Fund (Class Q)	22,328,722	4,039,536	—	(3,635,000)	996,716	—	21,998,765
Prudential Small-Cap Value Fund (Class Q)	3,747,584	3,893,997	—	(5,465,314)	69,840	515,841	1,700,580
Prudential Strategic Value Fund (Class Z)	14,787,137	3,145,818	—	(5,915,000)	175,293	1,395,524	10,078,077
Prudential Total Return Bond Fund (Class Q)	16,334,271	8,891,693	—	(2,990,000)	644,982	24,350	22,006,240

	$178,676,127	$84,539,719	$—	$(81,340,614)	$3,456,214	$7,008,157	$167,975,687

Growth Allocation Fund:

Affiliated Mutual Funds	Value, beginning of period	Cost of Purchases	Exchange	Proceeds of Sales	Dividend Income	Capital Gain Distributions Received	Value, ending of period
Prudential Absolute Return Bond Fund (Class Q)	$997,178	$62,777	$—	$(570,000)	$22,693	$—	$467,173
Prudential Global Real Estate Fund (Class Q)	5,869,218	521,917	—	(1,965,000)	192,917	—	4,543,047
Prudential Government Income Fund, Inc. (Class Z)	9,399	32	—	(9,648)	36	—	—
Prudential High Yield Fund (Class Q)	—	1,548,247	—	(1,030,000)	23,247	—	462,846
Prudential International Equity Fund (Class Z)	14,500,215	2,928,171	—	(2,105,000)	387,171	—	13,020,701
Prudential Jennison 20/20 Focus Fund (Class Q)	2,935,879	381,984	—	(320,000)	—	268,984	2,679,424
Prudential Jennison Equity Opportunity Fund (Class Q)	—	709,633	7,002,357	(384,999)	31,432	585,200	6,216,987

52

Growth Allocation Fund (cont’d.):

Affiliated Mutual Funds	Value, beginning of period	Cost of Purchases	Exchange	Proceeds of Sales	Dividend Income	Capital Gain Distributions Received	Value, ending of period
Prudential Jennison Equity Opportunity Fund (Class Z)	$6,837,095	$45,000	$(7,002,357)	$(70,000)	$—	$—	$—
Prudential Jennison Growth Fund (Class Z)	980,822	5,758,832	—	(210,000)	—	48,832	6,118,850
Prudential Jennison International Opportunities Fund (Class Z)	9,665,122	885,000	—	(1,595,000)	—	—	8,556,185
Prudential Jennison Market Neutral Fund (Class Z)	3,914,927	—	—	(3,824,582)	—	—	—
Prudential Jennison Mid-Cap Growth Fund, Inc. (Class Q)	4,876,585	2,052,760	—	(4,469,999)	—	478,760	2,436,783
Prudential Jennison Natural Resources Fund, Inc. (Class Q)	186,507	—	—	—	—	—	107,015
Prudential Jennison Small Company Fund, Inc. (Class Q)	4,380,974	2,889,296	—	(1,889,999)	27,850	611,447	4,618,212
Prudential Jennison Value Fund (Class Q)	5,963,183	3,677,698	—	(1,710,000)	53,696	409,002	6,614,012
Prudential Large-Cap Core Equity Fund (Class Z)	10,581,823	5,533,187	—	(4,240,000)	90,785	757,401	10,922,007
Prudential Long-Short Equity Fund (Class Z)	—	5,099,582	—	(555,000)	—	—	4,556,686
Prudential Mid-Cap Value Fund (Class Q)	6,364,626	2,079,757	—	(4,280,000)	60,094	339,664	3,841,638
Prudential Short Duration Multi-Sector Bond Fund (Class Q)	581,789	42,184	—	(329,000)	22,102	—	282,342
Prudential Small-Cap Value Fund (Class Q)	4,359,287	4,656,040	—	(6,906,937)	82,893	611,213	1,592,516
Prudential Strategic Value Fund (Class Z)	10,953,257	1,501,871	—	(4,230,000)	131,923	1,046,948	6,762,685
Prudential Total Return Bond Fund (Class Q)	2,778,849	4,400,689	—	(1,785,000)	106,433	4,248	5,355,016

	$96,736,735	$44,774,657	$—	$(42,480,164)	$1,233,272	$5,161,699	$89,154,125

Prudential Asset Allocation Funds	53

Notes to Financial Statements

continued

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized gain on investment transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized gain on investment transactions. For the year ended September 30, 2015, the adjustments were as follows:

Fund	Undistributed Net Investment Income	Accumulated Net Realized Gain
Conservative Allocation Fund(a)	$866,655	$(866,655)
Moderate Allocation Fund(a)	1,626,231	(1,626,231)
Growth Allocation Fund(a)	1,353,665	(1,353,665)

(a)	Reclassification of distributions.

For the year ended September 30, 2015, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Fund	Ordinary Income	Long-Term Capital Gains
Conservative Allocation Fund	$2,957,996	$3,756,595
Moderate Allocation Fund	3,041,453	6,204,991
Growth Allocation Fund	1,717,749	820,715

For the year ended September 30, 2014, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Fund	Ordinary Income	Long-Term Capital Gains
Conservative Allocation Fund	$2,085,678	$2,293,782
Moderate Allocation Fund	1,293,510	—
Growth Allocation Fund	332,467	—

54

As of September 30, 2015, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
Conservative Allocation Fund	$658,847	$7,110,586
Moderate Allocation Fund	875,342	10,364,050
Growth Allocation Fund	17,890	8,042,762

The United States federal income tax basis and net unrealized appreciation of the Funds’ investments as of September 30, 2015 were as follows:

Fund	Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation
Conservative Allocation Fund	$129,893,834	$14,146,202	$(3,873,081)	$10,273,121
Moderate Allocation Fund	148,582,893	25,956,041	(5,401,341)	20,554,700
Growth Allocation Fund	77,526,835	15,763,848	(3,460,857)	12,302,991

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales.

Management has analyzed the Allocation Funds’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Allocation Funds’ financial statements for the current reporting period. The Allocation Funds’ federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Allocation Funds offer Class A, Class B, Class C, Class R and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.50%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class B shares are closed to new purchases. Class C shares are sold with a CDSC of 1% on shares redeemed within the first 12 months of purchase.

Prudential Asset Allocation Funds	55

Notes to Financial Statements

continued

Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Allocation Funds to one or more other share classes of the Allocation Funds as presented in the table of transactions in shares of common stock.

There are 6.25 billion shares of $.001 par value of common stock of the Company authorized which are divided into six series. Each of the Allocation Funds, comprising three of the six series, has five classes, designated Class A, Class B, Class C, Class R and Class Z, which consists of 250 million, 250 million, 250 million, 100 million and 150 million authorized shares, respectively.

As of September 30, 2015, PI owned 266, 236 and 195 shares of Class R shares of the Conservative Allocation Fund, Moderate Allocation Fund and Growth Allocation Fund, respectively.

Transactions in shares of common stock were as follows:

Conservative Allocation Fund:

Class A	Shares	Amount
Year ended September 30, 2015:
Shares sold	1,336,762	$17,503,543
Shares issued in reinvestment of dividends and distributions	254,652	3,321,887
Shares reacquired	(1,335,786)	(17,445,948)

Net increase (decrease) in shares outstanding before conversion	255,628	3,379,482
Shares issued upon conversion from other share class(es)	302,130	3,903,708
Shares reacquired upon conversion into other share class(es)	(127,228)	(1,651,730)

Net increase (decrease) in shares outstanding	430,530	$5,631,460

Year ended September 30, 2014:
Shares sold	1,411,129	$18,755,470
Shares issued in reinvestment of dividends and distributions	161,187	2,102,302
Shares reacquired	(1,195,485)	(15,791,891)

Net increase (decrease) in shares outstanding before conversion	376,831	5,065,881
Shares issued upon conversion from other share class(es)	132,535	1,762,194
Shares reacquired upon conversion into other share class(es)	(24,345)	(326,822)

Net increase (decrease) in shares outstanding	485,021	$6,501,253

56

Class B	Shares	Amount
Year ended September 30, 2015:
Shares sold	52,219	$682,131
Shares issued in reinvestment of dividends and distributions	109,859	1,427,878
Shares reacquired	(526,175)	(6,868,491)

Net increase (decrease) in shares outstanding before conversion	(364,097)	(4,758,482)
Shares reacquired upon conversion into other share class(es)	(299,693)	(3,855,874)

Net increase (decrease) in shares outstanding	(663,790)	$(8,614,356)

Year ended September 30, 2014:
Shares sold	293,074	$3,845,246
Shares issued in reinvestment of dividends and distributions	81,225	1,054,415
Shares reacquired	(529,252)	(6,998,939)

Net increase (decrease) in shares outstanding before conversion	(154,953)	(2,099,278)
Shares reacquired upon conversion into other share class(es)	(130,800)	(1,730,777)

Net increase (decrease) in shares outstanding	(285,753)	$(3,830,055)

Class C
Year ended September 30, 2015:
Shares sold	757,332	$9,875,376
Shares issued in reinvestment of dividends and distributions	82,246	1,069,897
Shares reacquired	(499,304)	(6,516,273)

Net increase (decrease) in shares outstanding before conversion	340,274	4,429,000
Shares reacquired upon conversion into other share class(es)	(9,078)	(119,300)

Net increase (decrease) in shares outstanding	331,196	$4,309,700

Year ended September 30, 2014:
Shares sold	811,759	$10,704,324
Shares issued in reinvestment of dividends and distributions	44,318	575,374
Shares reacquired	(369,465)	(4,882,860)

Net increase (decrease) in shares outstanding before conversion	486,612	6,396,838
Shares reacquired upon conversion into other share class(es)	(16,665)	(218,420)

Net increase (decrease) in shares outstanding	469,947	$6,178,418

Class R
Year ended September 30, 2015:
Shares sold	1,181	$15,451
Shares issued in reinvestment of dividends and distributions	342	4,472
Shares reacquired	(71)	(935)

Net increase (decrease) in shares outstanding	1,452	$18,988

Year ended September 30, 2014:
Shares sold	2,494	$33,279
Shares issued in reinvestment of dividends and distributions	168	2,193
Shares reacquired	(67)	(899)

Net increase (decrease) in shares outstanding	2,595	$34,573

Prudential Asset Allocation Funds	57

Notes to Financial Statements

continued

Class Z	Shares	Amount
Year ended September 30, 2015:
Shares sold	183,692	$2,420,962
Shares issued in reinvestment of dividends and distributions	21,605	282,954
Shares reacquired	(244,112)	(3,198,793)

Net increase (decrease) in shares outstanding before conversion	(38,815)	(494,877)
Shares issued upon conversion from other share class(es)	132,047	1,723,196

Net increase (decrease) in shares outstanding	93,232	$1,228,319

Year ended September 30, 2014:
Shares sold	171,947	$2,286,496
Shares issued in reinvestment of dividends and distributions	17,479	228,774
Shares reacquired	(276,522)	(3,648,579)

Net increase (decrease) in shares outstanding before conversion	(87,096)	(1,133,309)
Shares issued upon conversion from other shares class(es)	40,802	545,242
Shares reacquired upon conversion into other share class(es)	(2,313)	(31,417)

Net increase (decrease) in shares outstanding	(48,607)	$(619,484)

Moderate Allocation Fund:

Class A	Shares	Amount
Year ended September 30, 2015:
Shares sold	803,585	$11,989,913
Shares issued in reinvestment of dividends and distributions	344,014	5,084,521
Shares reacquired	(834,075)	(12,430,514)

Net increase (decrease) in shares outstanding before conversion	313,524	4,643,920
Shares issued upon conversion from other share class(es)	484,812	7,139,407
Shares reacquired upon conversion into other share class(es)	(41,628)	(614,113)

Net increase (decrease) in shares outstanding	756,708	$11,169,214

Year ended September 30, 2014:
Shares sold	971,732	$14,507,141
Shares issued in reinvestment of dividends and distributions	62,105	912,948
Shares reacquired	(867,028)	(12,961,246)

Net increase (decrease) in shares outstanding before conversion	166,809	2,458,843
Shares issued upon conversion from other share class(es)	258,704	3,896,636
Shares reacquired upon conversion into other share class(es)	(2,623)	(39,887)

Net increase (decrease) in shares outstanding	422,890	$6,315,592

58

Class B	Shares	Amount
Year ended September 30, 2015:
Shares sold	42,546	$633,766
Shares issued in reinvestment of dividends and distributions	160,024	2,355,560
Shares reacquired	(493,387)	(7,328,030)

Net increase (decrease) in shares outstanding before conversion	(290,817)	(4,338,704)
Shares reacquired upon conversion into other share class(es)	(488,771)	(7,139,407)

Net increase (decrease) in shares outstanding	(779,588)	$(11,478,111)

Year ended September 30, 2014:
Shares sold	371,424	$5,446,683
Shares issued in reinvestment of dividends and distributions	14,172	207,621
Shares reacquired	(465,147)	(6,916,095)

Net increase (decrease) in shares outstanding before conversion	(79,551)	(1,261,791)
Shares reacquired upon conversion into other share class(es)	(260,799)	(3,896,636)

Net increase (decrease) in shares outstanding	(340,350)	$(5,158,427)

Class C
Year ended September 30, 2015:
Shares sold	543,926	$8,075,408
Shares issued in reinvestment of dividends and distributions	83,637	1,230,302
Shares reacquired	(349,858)	(5,189,876)

Net increase (decrease) in shares outstanding before conversion	277,705	4,115,834
Shares reacquired upon conversion into other share class(es)	(11,583)	(174,852)

Net increase (decrease) in shares outstanding	266,122	$3,940,982

Year ended September 30, 2014:
Shares sold	547,590	$8,092,664
Shares issued in reinvestment of dividends and distributions	5,816	85,143
Shares reacquired	(310,604)	(4,608,321)

Net increase (decrease) in shares outstanding before conversion	242,802	3,569,486
Shares reacquired upon conversion into other share class(es)	(22,867)	(340,404)

Net increase (decrease) in shares outstanding	219,935	$3,229,082

Class R
Year ended September 30, 2015:
Shares sold	530	$8,003
Shares issued in reinvestment of dividends and distributions	648	9,554
Shares reacquired	(12,626)	(186,296)

Net increase (decrease) in shares outstanding	(11,448)	$(168,739)

Year ended September 30, 2014:
Shares sold	953	$14,297
Shares issued in reinvestment of dividends and distributions	92	1,344
Shares reacquired	(128)	(1,886)

Net increase (decrease) in shares outstanding	917	$13,755

Prudential Asset Allocation Funds	59

Notes to Financial Statements

continued

Class Z	Shares	Amount
Year ended September 30, 2015:
Shares sold	84,450	$1,251,194
Shares issued in reinvestment of dividends and distributions	12,716	187,823
Shares reacquired	(140,719)	(2,102,155)

Net increase (decrease) in shares outstanding before conversion	(43,553)	(663,138)
Shares issued upon conversion from other share class(es)	53,061	789,221
Shares reacquired upon conversion into other share class(es)	(17)	(256)

Net increase (decrease) in shares outstanding	9,491	$125,827

Year ended September 30, 2014:
Shares sold	76,418	$1,156,071
Shares issued in reinvestment of dividends and distributions	2,384	35,016
Shares reacquired	(44,902)	(676,302)

Net increase (decrease) in shares outstanding before conversion	33,900	514,785
Shares issued upon conversion from other shares class(es)	25,353	380,291

Net increase (decrease) in shares outstanding	59,253	$895,076

Growth Allocation Fund:

Class A	Shares	Amount
Year ended September 30, 2015:
Shares sold	449,365	$7,876,267
Shares issued in reinvestment of dividends and distributions	91,852	1,607,409
Shares reacquired	(516,860)	(9,065,394)

Net increase (decrease) in shares outstanding before conversion	24,357	418,282
Shares issued upon conversion from other share class(es)	329,496	5,726,216
Shares reacquired upon conversion into other share class(es)	(25,244)	(446,017)

Net increase (decrease) in shares outstanding	328,609	$5,698,481

Year ended September 30, 2014:
Shares sold	496,573	$8,482,376
Shares issued in reinvestment of dividends and distributions	18,566	313,577
Shares reacquired	(414,769)	(7,110,179)

Net increase (decrease) in shares outstanding before conversion	100,370	1,685,774
Shares issued upon conversion from other share class(es)	208,578	3,634,921
Shares reacquired upon conversion into other share class(es)	(3,969)	(68,655)

Net increase (decrease) in shares outstanding	304,979	$5,252,040

60

Class B	Shares	Amount
Year ended September 30, 2015:
Shares sold	16,637	$277,825
Shares issued in reinvestment of dividends and distributions	33,805	571,975
Shares reacquired	(172,707)	(2,919,663)

Net increase (decrease) in shares outstanding before conversion	(122,265)	(2,069,863)
Shares reacquired upon conversion into other share class(es)	(341,743)	(5,721,402)

Net increase (decrease) in shares outstanding	(464,008)	$(7,791,265)

Year ended September 30, 2014:
Shares sold	168,330	$2,742,870
Shares reacquired	(215,010)	(3,562,672)

Net increase (decrease) in shares outstanding before conversion	(46,680)	(819,802)
Shares reacquired upon conversion into other share class(es)	(216,267)	(3,634,921)

Net increase (decrease) in shares outstanding	(262,947)	$(4,454,723)

Class C
Year ended September 30, 2015:
Shares sold	153,008	$2,595,450
Shares issued in reinvestment of dividends and distributions	14,785	250,309
Shares reacquired	(99,972)	(1,690,973)

Net increase (decrease) in shares outstanding before conversion	67,821	1,154,786
Shares reacquired upon conversion into other share class(es)	(1,079)	(18,658)

Net increase (decrease) in shares outstanding	66,742	$1,136,128

Year ended September 30, 2014:
Shares sold	148,477	$2,446,365
Shares reacquired	(103,377)	(1,727,442)

Net increase (decrease) in shares outstanding before conversion	45,100	718,923
Shares reacquired upon conversion into other share class(es)	(12,325)	(204,258)

Net increase (decrease) in shares outstanding	32,775	$514,665

Class R
Year ended September 30, 2015:
Shares sold	0.5	$8
Shares issued in reinvestment of dividends and distributions	5	87

Net increase (decrease) in shares outstanding	5.5	$95

Year ended September 30, 2014:
Shares issued in reinvestment of dividends and distributions	0.9	$13

Net increase (decrease) in shares outstanding	0.9	$13

Prudential Asset Allocation Funds	61

Notes to Financial Statements

continued

Class Z	Shares	Amount
Year ended September 30, 2015:
Shares sold	18,513	$331,979
Shares issued in reinvestment of dividends and distributions	2,172	38,373
Shares reacquired	(33,970)	(594,369)

Net increase (decrease) in shares outstanding before conversion	(13,285)	(224,017)
Shares issued upon conversion from other share class(es)	25,730	459,861

Net increase (decrease) in shares outstanding	12,445	$235,844

Year ended September 30, 2014:
Shares sold	20,113	$351,727
Shares issued in reinvestment of dividends and distributions	536	9,140
Shares reacquired	(13,607)	(238,027)

Net increase (decrease) in shares outstanding before conversion	7,042	122,840
Shares issued upon conversion from other shares class(es)	15,716	272,913

Net increase (decrease) in shares outstanding	22,758	$395,753

Note 7. Borrowings

The Allocation Funds, along with other affiliated registered investment companies (the “Funds”), are a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 9, 2014 through October 8, 2015. The Funds pay an annualized commitment fee of .075% of the unused portion of the SCA. Interest on any borrowings under the SCA is paid at contracted market rates. Prior to October 9, 2014, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of .08% of the unused portion of the SCA. The commitment fee for the unused amount is accrued daily and paid quarterly.

Subsequent to the fiscal year end, the SCA has been renewed effective October 8, 2015, and will continue to provide a commitment of $900 million through October 6, 2016. Effective October 8, 2015, the Funds pay an annualized commitment fee of .11% of the unused portion of the SCA.

The Conservative Allocation Fund utilized the SCA during the year ended September 30, 2015. The average daily balance for the 8 days that the Fund had loans outstanding during the period was approximately $135,000, borrowed at a

62

weighted average interest rate of 1.45%. The maximum loan outstanding amount during the period was $135,000. At September 30, 2015 the Fund did not have an outstanding loan amount.

Note 8. Dividends to Shareholders

Subsequent to the year ended September 30, 2015, the Conservative Allocation Fund declared ordinary income dividends on October 7, 2015 to shareholders of record on October 8, 2015. The ex-dividend date was October 9, 2015. The per share amounts declared were as follows:

Ordinary Income
Class A	$0.0372
Class B	0.0130
Class C	0.0130
Class R	0.0290
Class Z	0.0452

Note 9. New Accounting Pronouncement

In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 regarding “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share”. The amendments in this update are effective for the Fund for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. ASU No. 2015-07 will eliminate the requirement to categorize investments in the fair value hierarchy if their fair value is measured at net asset value (“NAV”) per share (or its equivalent) using the practical expedient in the FASB’s fair value measurement guidance. Management has evaluated the implications of ASU No. 2015-07 and it has been determined that there is no impact on the financial statement disclosures.

Prudential Asset Allocation Funds	63

Prudential Conservative Allocation Fund

Financial Highlights

Class A Shares
	Year Ended September 30,
	2015(a)	2014	2013(a)	2012(a)	2011(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$13.30	$13.03	$12.39	$11.20	$11.41
Income (loss) from investment operations:
Net investment income	.24	.20	.22	.21	.23
Net realized and unrealized gain (loss) on investment transactions	(.41)	.53	.70	1.21	(.21)
Total from investment operations	(.17)	.73	.92	1.42	.02
Less Dividends and Distributions:
Dividends from net investment income	(.29)	(.22)	(.28)	(.23)	(.23)
Distributions from net realized gains	(.35)	(.24)	-	-	-
Total dividends and distributions	(.64)	(.46)	(.28)	(.23)	(.23)
Net asset value, end of year	$12.49	$13.30	$13.03	$12.39	$11.20
Total Return(b):	(1.42)%	5.67%	7.52%	12.84%	.10%

Ratios/Supplemental Data:
Net assets, end of year (000)	$73,273	$72,292	$64,535	$57,791	$53,890
Average net assets (000)	$75,170	$66,510	$60,521	$56,264	$52,244
Ratios to average net assets(c):
Expenses, after waivers and/or expense reimbursement	.72%	.71%	.72%	.75%	.75%
Expenses, before waivers and/or expense reimbursement	.77%	.76%	.77%	.81%	.82%
Net investment income	1.86%	1.48%	1.74%	1.80%	1.97%
Portfolio turnover rate	42%	46%	25%	23%	16%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the investment companies in which the Fund invests.

See Notes to Financial Statements.

64

Class B Shares
	Year Ended September 30,
	2015(a)	2014	2013(a)	2012(a)	2011(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$13.24	$12.98	$12.33	$11.15	$11.37
Income (loss) from investment operations:
Net investment income	.15	.10	.13	.13	.15
Net realized and unrealized gain (loss) on investment transactions	(.42)	.52	.70	1.20	(.22)
Total from investment operations	(.27)	.62	.83	1.33	(.07)
Less Dividends and Distributions:
Dividends from net investment income	(.19)	(.12)	(.18)	(.15)	(.15)
Distributions from net realized gains	(.35)	(.24)	-	-	-
Total dividends and distributions	(.54)	(.36)	(.18)	(.15)	(.15)
Net asset value, end of year	$12.43	$13.24	$12.98	$12.33	$11.15
Total Return(b):	(2.17)%	4.82%	6.84%	11.96%	(.72)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$30,118	$40,863	$43,767	$43,162	$44,301
Average net assets (000)	$37,344	$43,801	$43,407	$44,359	$51,101
Ratios to average net assets(c):
Expenses, after waivers and/or expense reimbursement	1.47%	1.46%	1.47%	1.50%	1.50%
Expenses, before waivers and/or expense reimbursement	1.47%	1.46%	1.47%	1.51%	1.52%
Net investment income	1.17%	.73%	1.01%	1.06%	1.27%
Portfolio turnover rate	42%	46%	25%	23%	16%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the investment companies in which the Fund invests.

See Notes to Financial Statements.

Prudential Asset Allocation Funds	65

Prudential Conservative Allocation Fund

Financial Highlights

continued

Class C Shares
	Year Ended September 30,
	2015(a)	2014	2013(a)	2012(a)	2011(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$13.24	$12.98	$12.34	$11.16	$11.37
Income (loss) from investment operations:
Net investment income	.14	.10	.12	.13	.15
Net realized and unrealized gain (loss) on investment transactions	(.40)	.52	.70	1.20	(.21)
Total from investment operations	(.26)	.62	.82	1.33	(.06)
Less Dividends and Distributions:
Dividends from net investment income	(.19)	(.12)	(.18)	(.15)	(.15)
Distributions from net realized gains	(.35)	(.24)	-	-	-
Total dividends and distributions	(.54)	(.36)	(.18)	(.15)	(.15)
Net asset value, end of year	$12.44	$13.24	$12.98	$12.34	$11.16
Total Return(b):	(2.09)%	4.82%	6.75%	11.95%	(.63)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$31,091	$28,724	$22,055	$18,224	$20,380
Average net assets (000)	$30,647	$26,250	$19,308	$18,095	$20,876
Ratios to average net assets(c):
Expenses, after waivers and/or expense reimbursement	1.47%	1.46%	1.47%	1.50%	1.50%
Expenses, before waivers and/or expense reimbursement	1.47%	1.46%	1.47%	1.51%	1.52%
Net investment income	1.09%	.69%	.98%	1.10%	1.25%
Portfolio turnover rate	42%	46%	25%	23%	16%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the investment companies in which the Fund invests.

See Notes to Financial Statements.

66

Class R Shares
	Year Ended September 30,
	2015(a)	2014	2013(a)	2012(a)	2011(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$13.34	$13.07	$12.42	$11.23	$11.45
Income (loss) from investment operations:
Net investment income	.21	.17	.19	.17	.19
Net realized and unrealized gain (loss) on investment transactions	(.41)	.53	.71	1.22	(.21)
Total from investment operations	(.20)	.70	.90	1.39	(.02)
Less Dividends and Distributions:
Dividends from net investment income	(.26)	(.19)	(.25)	(.20)	(.20)
Distributions from net realized gains	(.35)	(.24)	-	-	-
Total dividends and distributions	(.61)	(.43)	(.25)	(.20)	(.20)
Net asset value, end of year	$12.53	$13.34	$13.07	$12.42	$11.23
Total Return(b):	(1.66)%	5.38%	7.32%	12.52%	(.23)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$107	$95	$59	$49	$74
Average net assets (000)	$101	$76	$54	$42	$58
Ratios to average net assets(c):
Expenses, after waivers and/or expense reimbursement	.97%	.96%	.97%	1.00%	1.00%
Expenses, before waivers and/or expense reimbursement	1.22%	1.21%	1.22%	1.26%	1.27%
Net investment income	1.59%	1.18%	1.48%	1.48%	1.58%
Portfolio turnover rate	42%	46%	25%	23%	16%

(a) Calculated based on average shares outstanding during the year.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the investment companies in which the Fund invests.

See Notes to Financial Statements.

Prudential Asset Allocation Funds	67

Prudential Conservative Allocation Fund

Financial Highlights

continued

Class Z Shares
	Year Ended September 30,
	2015(a)	2014	2013(a)	2012(a)	2011(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$13.36	$13.09	$12.44	$11.24	$11.46
Income (loss) from investment operations:
Net investment income	.27	.22	.24	.24	.25
Net realized and unrealized gain (loss) on investment transactions	(.40)	.54	.72	1.22	(.21)
Total from investment operations	(.13)	.76	.96	1.46	.04
Less Dividends and Distributions:
Dividends from net investment income	(.33)	(.25)	(.31)	(.26)	(.26)
Distributions from net realized gains	(.35)	(.24)	-	-	-
Total dividends and distributions	(.68)	(.49)	(.31)	(.26)	(.26)
Net asset value, end of year	$12.55	$13.36	$13.09	$12.44	$11.24
Total Return(b):	(1.16)%	5.90%	7.84%	13.17%	.26%

Ratios/Supplemental Data:
Net assets, end of year (000)	$6,404	$5,572	$6,097	$3,960	$2,403
Average net assets (000)	$6,058	$5,941	$5,492	$3,176	$1,632
Ratios to average net assets(c):
Expenses, after waivers and/or expense reimbursement	.47%	.46%	.47%	.50%	.50%
Expenses, before waivers and/or expense reimbursement	.47%	.46%	.47%	.51%	.52%
Net investment income	2.09%	1.75%	1.90%	1.99%	2.15%
Portfolio turnover rate	42%	46%	25%	23%	16%

(a) Calculated based on average shares outstanding during the year.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the investment companies in which the Fund invests.

See Notes to Financial Statements.

68

Prudential Moderate Allocation Fund

Financial Highlights

Class A Shares
	Year Ended September 30,
	2015(a)	2014	2013(a)	2012(a)	2011(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$15.17	$14.21	$12.80	$11.09	$11.41
Income (loss) from investment operations:
Net investment income	.18	.15	.16	.14	.15
Net realized and unrealized gain (loss) on investment transactions	(.55)	.97	1.49	1.73	(.32)
Total from investment operations	(.37)	1.12	1.65	1.87	(.17)
Less Dividends and Distributions:
Dividends from net investment income	(.31)	(.16)	(.24)	(.16)	(.15)
Distributions from net realized gains	(.53)	-	-	-	-
Total dividends and distributions	(.84)	(.16)	(.24)	(.16)	(.15)
Net asset value, end of year	$13.96	$15.17	$14.21	$12.80	$11.09
Total Return(b):	(2.79)%	7.91%	13.13%	17.00%	(1.63)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$96,846	$93,752	$81,788	$70,155	$60,123
Average net assets (000)	$98,271	$89,611	$74,440	$66,664	$65,266
Ratios to average net assets(c):
Expenses, after waivers and/or expense reimbursement	.71%	.70%	.71%	.74%	.74%
Expenses, before waivers and/or expense reimbursement	.76%	.75%	.76%	.79%	.79%
Net investment income	1.17%	1.00%	1.22%	1.11%	1.20%
Portfolio turnover rate	45%	35%	30%	27%	19%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the investment companies in which the Fund invests.

See Notes to Financial Statements.

Prudential Asset Allocation Funds	69

Prudential Moderate Allocation Fund

Financial Highlights

continued

Class B Shares
	Year Ended September 30,
	2015(a)	2014	2013(a)	2012(a)	2011(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$15.04	$14.09	$12.69	$11.00	$11.32
Income (loss) from investment operations:
Net investment income	.07	.04	.07	.05	.06
Net realized and unrealized gain (loss) on investment transactions	(.56)	.97	1.48	1.71	(.32)
Total from investment operations	(.49)	1.01	1.55	1.76	(.26)
Less Dividends and Distributions:
Dividends from net investment income	(.19)	(.06)	(.15)	(.07)	(.06)
Distributions from net realized gains	(.53)	-	-	-	-
Total dividends and distributions	(.72)	(.06)	(.15)	(.07)	(.06)
Net asset value, end of year	$13.83	$15.04	$14.09	$12.69	$11.00
Total Return(b):	(3.55)%	7.15%	12.35%	16.06%	(2.32)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$38,084	$53,127	$54,574	$53,400	$54,580
Average net assets (000)	$48,273	$56,302	$54,466	$55,362	$68,070
Ratios to average net assets(c):
Expenses, after waivers and/or expense reimbursement	1.46%	1.45%	1.46%	1.49%	1.49%
Expenses, before waivers and/or expense reimbursement	1.46%	1.45%	1.46%	1.49%	1.49%
Net investment income	.49%	.28%	.51%	.40%	.48%
Portfolio turnover rate	45%	35%	30%	27%	19%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the investment companies in which the Fund invests.

See Notes to Financial Statements.

70

Class C Shares
	Year Ended September 30,
	2015(a)	2014	2013(a)	2012(a)	2011(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$15.03	$14.08	$12.69	$10.99	$11.32
Income (loss) from investment operations:
Net investment income	.06	.04	.06	.04	.05
Net realized and unrealized gain (loss) on investment transactions	(.54)	.97	1.48	1.73	(.32)
Total from investment operations	(.48)	1.01	1.54	1.77	(.27)
Less Dividends and Distributions:
Dividends from net investment income	(.19)	(.06)	(.15)	(.07)	(.06)
Distributions from net realized gains	(.53)	-	-	-	-
Total dividends and distributions	(.72)	(.06)	(.15)	(.07)	(.06)
Net asset value, end of year	$13.83	$15.03	$14.08	$12.69	$10.99
Total Return(b):	(3.48)%	7.15%	12.27%	16.16%	(2.41)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$30,872	$29,564	$24,604	$19,485	$16,894
Average net assets (000)	$31,776	$28,118	$21,933	$18,652	$18,569
Ratios to average net assets(c):
Expenses, after waivers and/or expense reimbursement	1.46%	1.45%	1.46%	1.49%	1.49%
Expenses, before waivers and/or expense reimbursement	1.46%	1.45%	1.46%	1.49%	1.49%
Net investment income	.40%	.24%	.43%	.36%	.44%
Portfolio turnover rate	45%	35%	30%	27%	19%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the investment companies in which the Fund invests.

See Notes to Financial Statements.

Prudential Asset Allocation Funds	71

Prudential Moderate Allocation Fund

Financial Highlights

continued

Class R Shares
	Year Ended September 30,
	2015(a)	2014	2013(a)	2012(a)	2011(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$15.11	$14.15	$12.76	$11.05	$11.37
Income (loss) from investment operations:
Net investment income	.18	.11	.05	.13	.09
Net realized and unrealized gain (loss) on investment transactions	(.62)	.97	1.55	1.71	(.29)
Total from investment operations	(.44)	1.08	1.60	1.84	(.20)
Less Dividends and Distributions:
Dividends from net investment income	(.27)	(.12)	(.21)	(.13)	(.12)
Distributions from net realized gains	(.53)	-	-	-	-
Total dividends and distributions	(.80)	(.12)	(.21)	(.13)	(.12)
Net asset value, end of year	$13.87	$15.11	$14.15	$12.76	$11.05
Total Return(b):	(3.26)%	7.67%	12.74%	16.76%	(1.86)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$4	$177	$153	$7	$11
Average net assets (000)	$140	$167	$15	$9	$5
Ratios to average net assets(c):
Expenses, after waivers and/or expense reimbursement	.96%	.95%	.90%	.99%	.99%
Expenses, before waivers and/or expense reimbursement	1.21%	1.20%	1.15%	1.24%	1.24%
Net investment income	1.18%	.76%	.40%	1.08%	.71%
Portfolio turnover rate	45%	35%	30%	27%	19%

(a) Calculated based on average shares outstanding during the year.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the investment companies in which the Fund invests.

See Notes to Financial Statements.

72

Class Z Shares
	Year Ended September 30,
	2015(a)	2014	2013(a)	2012(a)	2011(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$15.20	$14.23	$12.81	$11.10	$11.42
Income (loss) from investment operations:
Net investment income	.21	.17	.21	.17	.17
Net realized and unrealized gain (loss) on investment transactions	(.54)	.99	1.49	1.73	(.32)
Total from investment operations	(.33)	1.16	1.70	1.90	(.15)
Less Dividends and Distributions:
Dividends from net investment income	(.35)	(.19)	(.28)	(.19)	(.17)
Distributions from net realized gains	(.53)	-	-	-	-
Total dividends and distributions	(.88)	(.19)	(.28)	(.19)	(.17)
Net asset value, end of year	$13.99	$15.20	$14.23	$12.81	$11.10
Total Return(b):	(2.54)%	8.22%	13.48%	17.28%	(1.40)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$3,601	$3,767	$2,684	$3,052	$2,351
Average net assets (000)	$3,537	$3,190	$2,874	$2,590	$2,198
Ratios to average net assets(c):
Expenses, after waivers and/or expense reimbursement	.46%	.45%	.46%	.49%	.49%
Expenses, before waivers and/or expense reimbursement	.46%	.45%	.46%	.49%	.49%
Net investment income	1.43%	1.20%	1.57%	1.38%	1.43%
Portfolio turnover rate	45%	35%	30%	27%	19%

(a) Calculated based on average shares outstanding during the year.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the investment companies in which the Fund invests.

See Notes to Financial Statements.

Prudential Asset Allocation Funds	73

Prudential Growth Allocation Fund

Financial Highlights

Class A Shares
	Year Ended September 30,
	2015	2014	2013	2012	2011
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$17.41	$16.02	$13.58	$11.23	$11.62
Income (loss) from investment operations:
Net investment income	.08	.08	.10	.05	.04
Net realized and unrealized gain (loss) on investment transactions	(.84)	1.42	2.46	2.30	(.43)
Total from investment operations	(.76)	1.50	2.56	2.35	(.39)
Less Dividends and Distributions:
Dividends from net investment income	(.35)	(.11)	(.12)	-	-
Distributions from net realized gains	(.15)	-	-	-	-
Total dividends and distributions	(.50)	(.11)	(.12)	-	-
Net asset value, end of year	$16.15	$17.41	$16.02	$13.58	$11.23
Total Return(b):	(4.58)%	9.37%	19.02%	20.93%	(3.36)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$57,536	$56,293	$46,911	$37,934	$30,888
Average net assets (000)	$59,770	$52,609	$41,896	$35,571	$33,830
Ratios to average net assets(c):
Expenses, after waivers and/or expense reimbursement	.75%	.75%	.75%	.75%	.75%
Expenses, before waivers and/or expense reimbursement	.93%	.90%	.92%	.99%	.99%
Net investment income	.48%	.46%	.65%	.41%	.29%
Portfolio turnover rate	44%	24%	23%	30%	20%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the investment companies in which the Fund invests.

See Notes to Financial Statements.

74

Class B Shares
	Year Ended September 30,
	2015	2014	2013	2012	2011
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$16.76	$15.44	$13.10	$10.91	$11.38
Income (loss) from investment operations:
Net investment income (loss)	(.03)	(.04)	(.01)	(.03)	(.05)
Net realized and unrealized gain (loss) on investment transactions	(.82)	1.36	2.38	2.22	(.42)
Total from investment operations	(.85)	1.32	2.37	2.19	(.47)
Less Dividends and Distributions:
Dividends from net investment income	(.23)	-	(.03)	-	-
Distributions from net realized gains	(.15)	-	-	-	-
Total dividends and distributions	(.38)	-	(.03)	-	-
Net asset value, end of year	$15.53	$16.76	$15.44	$13.10	$10.91
Total Return(b):	(5.28)%	8.55%	18.13%	20.07%	(4.13)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$18,670	$27,929	$29,785	$28,111	$27,713
Average net assets (000)	$24,591	$30,822	$29,020	$29,094	$35,195
Ratios to average net assets(c):
Expenses, after waivers and/or expense reimbursement	1.50%	1.50%	1.50%	1.50%	1.50%
Expenses, before waivers and/or expense reimbursement	1.63%	1.60%	1.62%	1.69%	1.69%
Net investment income (loss)	(.16)%	(.22)%	(.06)%	(.26)%	(.42)%
Portfolio turnover rate	44%	24%	23%	30%	20%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the investment companies in which the Fund invests.

See Notes to Financial Statements.

Prudential Asset Allocation Funds	75

Prudential Growth Allocation Fund

Financial Highlights

continued

Class C Shares
	Year Ended September 30,
	2015	2014	2013	2012	2011
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$16.78	$15.45	$13.11	$10.92	$11.39
Income (loss) from investment operations:
Net investment income (loss)	(.05)	(.05)	(.01)	(.03)	(.06)
Net realized and unrealized gain (loss) on investment transactions	(.81)	1.38	2.38	2.22	(.41)
Total from investment operations	(.86)	1.33	2.37	2.19	(.47)
Less Dividends and Distributions:
Dividends from net investment income	(.23)	-	(.03)	-	-
Distributions from net realized gains	(.15)	-	-	-	-
Total dividends and distributions	(.38)	-	(.03)	-	-
Net asset value, end of year	$15.54	$16.78	$15.45	$13.11	$10.92
Total Return(b):	(5.33)%	8.61%	18.11%	20.05%	(4.13)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$12,025	$11,858	$10,416	$8,566	$8,182
Average net assets (000)	$12,540	$11,625	$9,377	$8,756	$9,614
Ratios to average net assets(c):
Expenses, after waivers and/or expense reimbursement	1.50%	1.50%	1.50%	1.50%	1.50%
Expenses, before waivers and/or expense reimbursement	1.63%	1.60%	1.62%	1.69%	1.69%
Net investment income (loss)	(.28)%	(.29)%	(.10)%	(.28)%	(.47)%
Portfolio turnover rate	44%	24%	23%	30%	20%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include the expenses of the investment companies in which the Fund invests.

See Notes to Financial Statements.

76

Class R Shares
	Year Ended September 30,
	2015	2014	2013	2012	2011
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$17.27	$15.90	$13.48	$11.17	$11.58
Income (loss) from investment operations:
Net investment income	.04	.04	.06	.03	.01
Net realized and unrealized gain (loss) on investment transactions	(.84)	1.40	2.45	2.28	(.42)
Total from investment operations	(.80)	1.44	2.51	2.31	(.41)
Less Dividends and Distributions:
Dividends from net investment income	(.31)	(.07)	(.09)	-	-
Distributions from net realized gains	(.15)	-	-	-	-
Total dividends and distributions	(.46)	(.07)	(.09)	-	-
Net asset value, end of year	$16.01	$17.27	$15.90	$13.48	$11.17
Total Return(b):	(4.85)%	9.07%	18.74%	20.68%	(3.54)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$3	$3	$3	$3	$2
Average net assets (000)	$3	$3	$3	$2	$2
Ratios to average net assets(c)(d):
Expenses, after waivers and/or expense reimbursement	1.00%	.97%	1.00%	1.00%	1.00%
Expenses, before waivers and/or expense reimbursement	1.36%	1.31%	1.37%	1.30%	1.44%
Net investment income	.21%	.25%	.40%	.22%	.11%
Portfolio turnover rate	44%	24%	23%	30%	20%

(a) Calculated based on average shares outstanding during the year.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the investment companies in which the Fund invests.

See Notes to Financial Statements.

Prudential Asset Allocation Funds	77

Prudential Growth Allocation Fund

Financial Highlights

continued

Class Z Shares
	Year Ended September 30,
	2015	2014	2013	2012	2011
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$17.61	$16.20	$13.73	$11.32	$11.69
Income (loss) from investment operations:
Net investment income	.15	.11	.13	.06	.06
Net realized and unrealized gain (loss) on investment transactions	(.87)	1.45	2.50	2.35	(.43)
Total from investment operations	(.72)	1.56	2.63	2.41	(.37)
Less Dividends and Distributions:
Dividends from net investment income	(.40)	(.15)	(.16)	-	-
Distributions from net realized gains	(.15)	-	-	-	-
Total dividends and distributions	(.55)	(.15)	(.16)	-	-
Net asset value, end of year	$16.34	$17.61	$16.20	$13.73	$11.32
Total Return(b):	(4.36)%	9.64%	19.31%	21.29%	(3.17)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,573	$1,477	$989	$1,112	$515
Average net assets (000)	$1,352	$1,278	$1,071	$786	$448
Ratios to average net assets(c):
Expenses, after waivers and/or expense reimbursement	.50%	.50%	.50%	.50%	.50%
Expenses, before waivers and/or expense reimbursement	.63%	.60%	.62%	.69%	.69%
Net investment income	.82%	.62%	.84%	.49%	.43%
Portfolio turnover rate	44%	24%	23%	30%	20%

(a) Calculated based on average shares outstanding during the year.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the investment companies in which the Fund invests.

See Notes to Financial Statements.

78

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders

The Prudential Investment Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities of Prudential Asset Allocation Funds (comprised of Prudential Conservative Allocation Fund, Prudential Moderate Allocation Fund, and Prudential Growth Allocation Fund, three of the series constituting The Prudential Investment Portfolios, Inc., hereafter referred to as the “Funds”), including the portfolio of investments, as of September 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of September 30, 2015, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 16, 2015

Prudential Asset Allocation Funds	79

Federal Income Tax Information

(Unaudited)

We are advising you that during the fiscal year ended September 30, 2015, the Allocation Funds reported the maximum amount allowed per share, but not less than the following amounts as capital gain distributions per share in accordance with Section 852(b)(3)(C) of the Internal Revenue Code for Class A, B, C, R and Z shares as follows:

Capital Gains Distributions
Conservative Allocation Fund	$0.34
Moderate Allocation Fund	0.53
Growth Allocation Fund	0.15

For the year ended September 30, 2015, Allocation Funds reports the maximum amount allowable but not less than the following percentages of their ordinary income dividends paid during the year as 1) qualified dividend income in accordance with Section 854 of the Internal Revenue Code (“QDI”), 2) eligible for corporate dividend received deduction in accordance with Section 854 of the Internal Revenue Code (“DRD”) and 3) interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code (“IR”):

	QDI	DRD	IR
Conservative Allocation Fund	18.20%	7.24%	23.66%
Moderate Allocation Fund	36.09%	15.96%	16.74%
Growth Allocation Fund	53.06%	26.56%	4.67%

Interest-related dividends do not include any distributions paid by a fund with respect to Fund tax years beginning after September 30, 2015. Consequently, this provision expires with respect to such distributions paid after the Fund’s fiscal year end.

In January 2016, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2015.

80

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Ellen S. Alberding (57) Board Member Portfolios Overseen: 67	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (63) Board Member Portfolios Overseen: 67	Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (63) Board Member Portfolios Overseen: 67	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Asset Allocation Funds

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Keith F. Hartstein (59) Board Member Portfolios Overseen: 67	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Michael S. Hyland, CFA (70) Board Member Portfolios Overseen: 67	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Richard A. Redeker (72) Board Member & Independent Chair Portfolios Overseen: 67	Retired Mutual Fund Senior Executive (47 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.
Stephen G. Stoneburn (72) Board Member Portfolios Overseen: 67	Chairman (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

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Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Stuart S. Parker (53) Board Member & President Portfolios Overseen: 67	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).	None.
Scott E. Benjamin (42) Board Member & Vice President Portfolios Overseen: 67	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.
Grace C. Torres* (56) Board Member Portfolios Overseen: 65	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of Prudential Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since July 2015) of Sun Bancorp, Inc. N.A.

*

Note: Prior to her retirement in 2014, Ms. Torres was employed by Prudential Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a non-management Interested Board Member.

(1)	The year in which each individual joined the Fund’s Board is as follows:

Ellen S. Alberding, 2013; Linda W. Bynoe, 2005; Richard A. Redeker, 1995; Stephen G. Stoneburn, 2003; Kevin J. Bannon, 2008; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Grace C. Torres, 2014; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Prudential Asset Allocation Funds

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (60) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012
Chad A. Earnst (40) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014
Deborah A. Docs (57) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (57) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005

Visit our website at www.prudentialfunds.com

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Claudia DiGiacomo (41) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005
Andrew R. French (52) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Amanda S. Ryan (37) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray LLP (2008-2012).	Since 2012
Theresa C. Thompson (53) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008
Richard W. Kinville (47) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).	Since 2011
M. Sadiq Peshimam (51) Treasurer and Principal Financial and Accounting Officer	Vice President (since 2005) of Prudential Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).	Since 2006
Peter Parrella (57) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007
Lana Lomuti (48) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (54) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014
Kelly A. Coyne (47) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since 2015

Prudential Asset Allocation Funds

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Funds’ Board of Directors

The Board of Directors (the “Board”) of the Prudential Asset Allocation Funds (each, a “Fund, and collectively, the “Funds”)1 consists of ten individuals, seven of whom are not “interested persons” of the Funds, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of each Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Funds’ Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew each Fund’s management agreement with Prudential Investments LLC (“PI”) and each Fund’s subadvisory agreement with Quantitative Management Associates LLC (“QMA”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 9-11, 2015 and approved the renewal of the agreements through July 31, 2016, after concluding that the renewal of the agreements was in the best interests of each Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and QMA. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided, the performance of each Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with each Fund and its shareholders as each Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to each Fund. In connection with its deliberations, the Board considered

[1]	Each of the Prudential Asset Allocation Funds is a series of The Prudential Investment Portfolios, Inc. There are three Prudential Asset Allocation Funds: Prudential Growth Allocation Fund, Prudential Moderate Allocation Fund, and Prudential Conservative Allocation Fund.

Prudential Asset Allocation Funds

Approval of Advisory Agreements (continued)

information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 9-11, 2015.

The Directors determined that the overall arrangements between each Fund and PI, which serves as each Fund’s investment manager pursuant to a management agreement, and between PI and QMA, which serves as each Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the best interests of each Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to each Fund by PI and QMA. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for each Fund, as well as the provision of fund recordkeeping, compliance, and other services to each Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and interested Directors of the Funds who are part of Fund management. The Board also considered the investment subadvisory services provided by QMA, as well as adherence to each Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreements.

The Board considered the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of each Fund and QMA, and also considered the qualifications, backgrounds and responsibilities of the QMA portfolio managers who are responsible for the day-to-day management of each Fund’s portfolio. The Board was provided with information pertaining to PI’s and QMA’s organizational structure, senior management, investment operations, and other relevant information pertaining to PI and QMA. The Board also noted that it received favorable compliance reports from the Funds’ Chief Compliance Officer (“CCO”) as to each of PI and QMA. The Board noted that QMA is affiliated with PI.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to each Fund by QMA, and that there was a reasonable basis on which to conclude that each Fund benefits from the services provided by PI and QMA under the management and subadvisory agreements.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as each Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PI during the year ended December 31, 2014 exceeded the management fees paid by each Fund, resulting in an operating loss to PI. The Board further noted that the subadviser is affiliated with PI and that its profitability is reflected in PI’s profitability report. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

PI and the Board previously retained an outside business consulting firm to review management fee breakpoint usage and trends in management fees across the mutual fund industry. The consulting firm presented its analysis and conclusions as to each Fund’s management fee structures to the Board and PI. The Board and PI have discussed these conclusions extensively since that presentation.

The Board received and discussed information concerning economies of scale that PI may realize as each Fund’s assets grow beyond current levels. The Board considered information provided by PI regarding the launch date of each Fund, the management fees of each Fund compared to those of similarly managed funds and PI’s investment in each Fund over time. The Board noted that economies of scale, if any, may be shared with each Fund in several ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board considered PI’s assertion that it continually evaluates the management fee schedule of each Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

Prudential Asset Allocation Funds

Approval of Advisory Agreements (continued)

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PI and QMA

The Board considered potential ancillary benefits that might be received by PI and QMA and their affiliates as a result of their relationship with each Fund. The Board concluded that potential benefits to be derived by PI included fees received by affiliates of PI for serving as the Funds’ securities lending agent, transfer agency fees received by each Fund’s transfer agent (which is affiliated with PI), and benefits to its reputation as well as other intangible benefits resulting from PI’s association with the Funds. The Board concluded that the potential benefits to be derived by QMA included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PI and QMA were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Funds / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of each Fund for the one-, three-, five- and ten-year periods ended December 31, 2014.

The Board also considered each Fund’s actual management fee, as well as each Fund’s net total expense ratio, for the fiscal year ended September 30, 2014. The Board considered the management fee for each Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for each Fund represents the actual expense ratio incurred by Fund shareholders.

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The mutual funds included in the Peer Universe2 and the Peer Group for each Fund were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. To the extent that PI deemed appropriate, and for reasons addressed in detail with the Board, PI may have provided supplemental data compiled by Lipper for the Board’s consideration. The comparisons placed each Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding each Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of fund expenses, or any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Prudential Conservative Allocation Fund

Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	2nd Quartile	2nd Quartile	2nd Quartile
Actual Management Fees: 4th Quartile
Net Total Expenses: 4th Quartile

•	The Board noted that the Fund outperformed its benchmark index over the three-, five- and ten-year periods, though it underperformed over the one-year period.
•

The Board considered that the Fund’s performance during the first quarter of 2015 had shown significant improvement, with the Fund ranking in the second quartile of its Peer Universe and outperforming its benchmark index.

•	The Board and PI agreed to continue the existing expense cap of 0.50% (exclusive of 12b-1 fees and certain other fees) through January 31, 2016.

[2]	•	For Prudential Conservative Allocation Fund, the Fund was compared to the Lipper Mixed-Asset Target Allocation Conservative Funds Performance Universe.
•

For Prudential Moderate Allocation Fund, the Fund was compared to the Lipper Mixed-Asset Target Allocation Moderate Funds Performance Universe, although Lipper classifies the Fund in its Mixed-Asset Target Allocation Growth Funds Performance Universe. The Fund was compared to the Lipper Mixed-Asset Target Allocation Moderate Funds Performance Universe because PI believes that the funds included in this Universe provide a more appropriate basis for fund performance comparisons.

•	For Prudential Growth Allocation Fund, the Fund was compared to the Lipper Mixed-Asset Target Allocation Aggressive Growth Funds Performance Universe.

Prudential Asset Allocation Funds

Approval of Advisory Agreements (continued)

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

Prudential Moderate Allocation Fund

Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	2nd Quartile	2nd Quartile	2nd Quartile
Actual Management Fees: 4th Quartile
Net Total Expenses: 4th Quartile

•	The Board noted that the Fund outperformed its benchmark index over the ten-year period though it underperformed its benchmark index over the other periods.
•

The Board considered that the Fund’s performance during the first quarter of 2015 had shown significant improvement, with the Fund ranking in the first quartile of its Peer Universe and outperforming its benchmark index.

•	The Board and PI agreed to continue the existing expense cap of 0.50% (exclusive of 12b-1 fees and certain other fees) through January 31, 2016.
•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

Prudential Growth Allocation Fund

Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	4th Quartile	3rd Quartile	1st Quartile
Actual Management Fees: 4th Quartile
Net Total Expenses: 4th Quartile

•	The Board noted that the Fund outperformed its benchmark index over the ten-year period, though it underperformed over the other periods.
•	The Board considered that the Fund’s performance during the first quarter of 2015 had improved, with the Fund outperforming its benchmark index.
•

The Board considered PI’s assertion that the subadviser’s allocation decisions had contributed positively to Fund performance but that the Fund’s recent underperformance was attributable to underperformance of the underlying funds.

•	The Board further considered that the Fund’s long-term performance record was strong and that it was a single year’s underperformance that caused the Fund to

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underperform its benchmark for various periods (noting that when the Board evaluated the Fund’s performance in connection with contract renewals in 2013, the Fund had outperformed its benchmark index for the one-, three- and five-year periods).

•	The Board and PI agreed to retain the existing expense cap of 0.50% (exclusive of 12b-1 fees and certain other fees) through January 31, 2016.
•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders continue to monitor performance and to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of each Fund and its shareholders.

Prudential Asset Allocation Funds

■ MAIL	■ TELEPHONE	■ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Funds has delegated to the Funds’ investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Funds. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Funds’ website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	Prudential Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISER	Quantitative Management Associates LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Funds carefully before investing. The prospectus and summary prospectus for each Fund contain this and other information about the Funds. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Asset Allocation Funds, Prudential Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. Each Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Each Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

Each Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL ASSET ALLOCATION FUNDS	NASDAQ	CUSIP		NASDAQ	CUSIP
Conservative Allocation (Class A)	JDUAX	74437E750	Moderate Allocation (Class R)	JMARX	74437E610
Conservative Allocation (Class B)	JDABX	74437E743	Moderate Allocation (Class Z)	JDMZX	74437E776
Conservative Allocation (Class C)	JDACX	74437E735	Growth Allocation (Class A)	JDAAX	74437E685
Conservative Allocation (Class R)	JDARX	74437E628	Growth Allocation (Class B)	JDGBX	74437E677
Conservative Allocation (Class Z)	JDAZX	74437E784	Growth Allocation (Class C)	JDGCX	74437E669
Moderate Allocation (Class A)	JDTAX	74437E727	Growth Allocation (Class R)	JGARX	74437E594
Moderate Allocation (Class B)	JDMBX	74437E719	Growth Allocation (Class Z)	JDGZX	74437E768
Moderate Allocation (Class C)	JDMCX	74437E693

MF194E    0285115-00001-00

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Kevin J. Bannon, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended September 30, 2015 and September 30, 2014, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $150,310 and $150,310 respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended September 30, 2015 and September 31, 2014: none.

(c) Tax Fees

For the fiscal years ended September 30, 2015 and September 31, 2014: none.

(d) All Other Fees

For the fiscal years ended September 30, 2015 and September 31, 2014: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Annual Fund financial statement audits

➢	Seed audits (related to new product filings, as required)
➢	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Accounting consultations
➢	Fund merger support services
➢	Agreed Upon Procedure Reports
➢	Attestation Reports
➢	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Tax compliance services related to the filing or amendment of the following:

▪     Federal, state and local income tax compliance; and,

▪     Sales and use tax compliance

➢	Timely RIC qualification reviews
➢	Tax distribution analysis and planning
➢	Tax authority examination services
➢	Tax appeals support services
➢	Accounting methods studies
➢	Fund merger support services
➢	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

➢	Bookkeeping or other services related to the accounting records or financial statements of the Fund
➢	Financial information systems design and implementation
➢	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
➢	Actuarial services
➢	Internal audit outsourcing services
➢	Management functions or human resources
➢	Broker or dealer, investment adviser, or investment banking services
➢	Legal services and expert services unrelated to the audit
➢	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal years ended September 30, 2015 and September 30, 2014: none.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2015 and 2014 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5	–	Audit Committee of Listed Registrants – Not applicable.

Item 6	–	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7	–	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8	–	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9	–	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10	–	Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11	–	Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	The Prudential Investment Portfolios, Inc.

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	November 19, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	November 19, 2015

By:	/s/ M. Sadiq Peshimam
M. Sadiq Peshimam
Treasurer and Principal Financial and Accounting Officer

Date:	November 19, 2015